Exhibit 10.14

EXECUTION COPY

SECURITY AGREEMENT

This SECURITY AGREEMENT (together with all exhibits and schedules hereto, as amended, supplemented or otherwise modified from time to time, this “Agreement”), dated as of January 30, 2012 is made by PULITZER INC., a Delaware corporation (together with its successors and assigns, the “Company”), ST. LOUIS POST-DISPATCH LLC, a Delaware limited liability company (together with its successors and assigns, the “Borrower”), and each Subsidiary of the Company on the signature pages hereto (collectively, the “Initial Subsidiary Grantors”) and each of the other Persons (as defined below) that from time to time becomes an “Additional Grantor” pursuant to Section 12(m) of this Agreement (each, a “Grantor” and, collectively, the “Grantors”) in favor of the Collateral Agent, on behalf and for the benefit of the Secured Parties (as each such term is defined below).

RECITALS

A. Reference is made to that certain Note Agreement, dated as of January 30, 2012 (as the same from time to time hereafter may be amended, restated, supplemented or otherwise modified, the “Note Agreement”), by and among St. Louis Post-Dispatch LLC, a Delaware limited liability company (together with its successors and assigns, the “Borrower”), and the Purchasers named therein, pursuant to which, subject to the terms and conditions set forth therein, the Borrower issued the Notes (as defined below) to such Purchasers.

B. Reference is also made to that certain Guaranty Agreement, dated as of January 30, 2012 (as the same from time to time hereafter may be amended, restated, supplemented or otherwise modified, the “Guaranty Agreement”), made by the Company in favor of the Purchasers, pursuant to which, subject to the terms and conditions set forth therein, the Company guaranteed the full, complete and final payment and performance of the “Guaranteed Obligations” (as defined in the Guaranty Agreement).

C. Reference is also made to that certain Subsidiary Guaranty Agreement, dated as of January 30, 2012 (as the same from time to time hereafter may be amended, restated, supplemented or otherwise modified, the “Subsidiary Guaranty Agreement”) made by each Initial Subsidiary Grantor, and each additional Person that hereinafter executes a joinder thereto, in favor of the Purchasers, pursuant to which such Persons have, among other things, agreed to guarantee the full, complete and final payment and performance of the “Guaranteed Obligations” (as defined in the Subsidiary Guaranty Agreement).

D. On December 12, 2011, Lee and certain of its Subsidiaries including the Company (collectively, the “Debtors”) filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) and continued in the possession of their property and in the management of their businesses pursuant to Sections 1107 and 1108 of the Bankruptcy Code.

E. On January 23, 2012, the Bankruptcy Court entered an order confirming the Second Amended Joint Prepackaged Plan of Reorganization for the Debtors, dated January 19, 2012 (as in effect on the date of confirmation thereof pursuant to the Confirmation Order of the

Bankruptcy Court and as it thereafter may be amended in accordance with the Pulitzer Support Agreement, the “Plan of Reorganization”).

F. In connection with the implementation of the Plan of Reorganization, the Purchasers are willing to enter into the Note Agreement and otherwise make, extend and maintain certain financial accommodations to the Borrower and Company as provided in the Note Agreement, the Notes (as defined below) and the Guaranty Agreement, but only upon the condition, among others, that the Company, the Borrower and the Initial Subsidiary Grantors shall have executed and delivered this Agreement to the Collateral Agent, on behalf and for the benefit of the Secured Parties.

AGREEMENT

NOW, THEREFORE, in order to induce the Purchasers to enter into the Note Agreement and to otherwise make, extend and maintain financial accommodations to or for the benefit of the Credit Parties on the terms and subject to the conditions set forth therein, and for other good and valuable consideration, and intending to be legally bound, each Grantor, jointly and severally, hereby represents, warrants, covenants and agrees as follows:

SECTION 1. Defined Terms. Capitalized terms not defined herein shall have the meanings given to them in the Note Agreement. The following capitalized terms shall have the following meanings (such meanings being equally applicable to both the singular and plural forms of the terms defined):

“Account” means and includes any “account,” as such term is defined in Article 9 of the UCC, now owned or hereafter acquired or received by any Grantor or in which any Grantor now holds or hereafter acquires or receives any right or interest.

“Account Debtor” means a Person obligated on an Account, Chattel Paper or General Intangible, but does not include a Person obligated to pay on or under an Instrument, even if such Instrument constitutes a part of Chattel Paper.

“Additional Grantor” has the meaning specified for such term in Section 12(m) of this Agreement.

“Affiliate” has the meaning specified for such term in the Note Agreement.

“Agreement” has the meaning specified for such term in the introductory paragraph hereto.

“Bankruptcy Code” means the provisions of Title 11 of the United States Code, 11 U.S.C. §§101 et seq., as now and hereafter in effect, any successors to such statute and any other applicable bankruptcy, insolvency or other similar law of any jurisdiction including, without limitation, any law of any jurisdiction relating to the reorganization, readjustment, liquidation, dissolution, release or other relief of debtors, or providing for the appointment of a receiver, trustee, custodian or conservator or other similar official for all or any substantial part of such debtor’s assets, or for the making of an assignment for the benefit of creditors of a debtor.

“Borrower” has the meaning specified for such term in the introductory paragraph hereto.

“Certificate of Title” means all certificates of title (or similar ownership documents) with respect to which applicable law provides for a security interest to be identified on such certificate as a condition for the perfection or priority of a security interest over the rights of a lien creditor or other persons with respect thereto.

“Chattel Paper” means and includes any “chattel paper,” as such term is defined in Article 9 of the UCC, now owned or hereafter acquired or received by Grantor or in which any Grantor now holds or hereafter acquires or receives any right or interest.

“Collateral” means all of each Grantor’s: (i) Accounts; (ii) Chattel Paper; (ii) Commercial Tort Claims; (iii) Contracts; (iv) Deposit Accounts; (v) Documents; (vi) Equipment; (vii) Fixtures; (viii) General Intangibles; (ix) Instruments; (x) Inventory; (xi) Investment Property; (xii) Letter-of-Credit Rights; (xiii) Supporting Obligations; (xiv) other goods and personal property of such Grantor whether tangible or intangible and whether now or hereafter owned or existing, leased, consigned by or to, or acquired by, such Grantor and wherever located; and (xv) to the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing. Notwithstanding the foregoing, the term “Collateral” shall not include (a) the Excluded TNI Assets, or (b) “intent-to-use” trademarks at all times prior to the first use thereof, whether by the actual use thereof in commerce, the recording of a statement of use with the United States Patent and Trademark Office or otherwise.

“Collateral Agency Agreement” means that certain Collateral Agency Agreement, dated as of January 30, 2012 duly executed by the Collateral Agent and the Purchasers.

“Collateral Agent” means The Bank of New York Mellon Trust Company, N.A. in its capacity as collateral agent for the Secured Parties, together with its successors and assigns in such capacity.

“Collateral Documents” has the meaning specified for such term in the Note Agreement.

“Commercial Tort Claims” means any claim arising in tort now or hereafter owned or acquired or received by any Grantor or in which any Grantor now holds or hereafter acquires or receives any right or interest, including, without limitation, those from time to time listed on Schedule VI hereto.

“Commodity Account” means and includes any “commodity account,” as such term is defined in Article 9 of the UCC, now owned or hereafter acquired or received by any Grantor or in which any Grantor now holds or hereafter acquires or receives any right or interest.

“Company” has the meaning specified for such term in the introductory paragraph hereto.

“Contract” means any contract (including any customer, vendor, supplier, service or maintenance contract), lease, license (including any License), undertaking, purchase order, permit, franchise agreement or other agreement (other than any right evidenced by Chattel Paper, Documents or Instruments), whether in written or electronic form, in or under which any Grantor may now hold or hereafter acquires or receives any right or interest, including with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

“Copyright” means any of the following now owned or hereafter acquired or created (as a work for hire for the benefit of such Grantor) by any Grantor or in which any Grantor now holds or hereafter acquires or receives any right or interest, in whole or in part: (a) any copyright, whether registered or unregistered, held pursuant to the laws of the United States of America or of any other country or foreign jurisdiction; (b) registration, application or recording in the United States Copyright Office or in any similar office or agency of the United States of America or any other country or foreign jurisdiction; (c) any continuation, renewal or extension thereof; and (d) any registration to be issued in any pending application, and shall include any right or interest in and to work protectable by any of the foregoing which are presently or in the future owned, created or authorized (as a work for hire for the benefit of such Grantor) or acquired by such Grantor, in whole or in part.

“Copyright License” means any agreement, whether in written or electronic form, now owned or hereafter acquired or received by any Grantor or in which any Grantor now holds or hereafter acquires or receives any right or interest granting any right to use or right not to be sued with respect to the use of any Copyright or any work protectable by Copyright.

“Credit Party” means the Company, the Borrower and each Initial Subsidiary Grantor.

“Deposit Account” means and includes any “deposit account” as such term is defined in Article 9 of the UCC.

“Documents” means and includes any “documents,” as such term is defined in Article 9 of the UCC, now owned or hereafter acquired or received by any Grantor or in which any Grantor now holds or hereafter acquires or receives any right or interest.

“Equipment” means and includes any “equipment,” as such term is defined in Article 9 of the UCC, now or hereafter owned or acquired or received by any Grantor or in which any Grantor now holds or hereafter acquires or receives any right or interest.

“Event of Default” has the meaning specified for such term in Section 8 hereof.

“Excluded TNI Assets” means all Equity Interests in TNI Partners, all real and personal property which is leased to, or used in the operations or business of, TNI Partners, and all proceeds of any of the foregoing.

“Fixtures” means and includes any “fixtures,” as such term is defined in Article 9 of the UCC, now or hereafter owned or acquired or received by any Grantor or in which any Grantor now holds or hereafter acquires or receives any right or interest.

“GAAP” means generally accepted accounting principles (including International Financial Reporting Standards, as applicable) as in effect from time to time.

“General Intangible” means and includes any “general intangible,” as such term is defined in Article 9 of the UCC, now owned or hereafter acquired or received by any Grantor or in which any Grantor now holds or hereafter acquires or receives any right or interest.

“Grantors” has the meaning specified for such term in the Preamble hereto.

“Guaranty Agreement” has the meaning specified for such term in the Recitals hereto.

“Indemnified Persons” has the meaning specified for such term in Section 5(c) of this Agreement.

“Initial Subsidiary Grantors” has the meaning specified for such term in the Preamble hereto.

“Instrument” means and includes any “instrument,” as such term is defined in Article 9 of the UCC, now or hereafter owned or acquired or received by any Grantor or in which any Grantor now holds or hereafter acquires or receives any right or interest.

“Intellectual Property” means any intellectual property, in any medium, of any kind or nature whatsoever, now or hereafter owned or acquired or received by any Grantor or in which any Grantor now holds or hereafter acquires or receives any right or interest, and shall include, in any event, any Copyright, Trademark, Patent, trade secret, customer list, Internet domain name (including any right related to the registration thereof), proprietary or confidential information, mask work, source, object or other programming code, invention (whether or not patented or patentable), technical information, procedure, design, knowledge, know-how, software, data base, data, skill, expertise, recipe, experience, process, model, drawing, material or record.

“Inventory” means and includes any “inventory,” as such term is defined in Article 9 of the UCC, wherever located, now or hereafter owned or acquired or received by any Grantor or in which any Grantor now holds or hereafter acquires or receives any right or interest.

“Investment Property” means and includes any “investment property,” as such term is defined in Article 9 of the UCC, now or hereafter owned or acquired or received by any Grantor or in which any Grantor now holds or hereafter acquires or receives any right or interest.

“Joinder Agreement” means a Joinder Agreement substantially in the form of Exhibit A attached hereto.

“Letter-of-Credit Right” means any right now owned or hereafter acquired or received by any Grantor or in which any Grantor now holds or hereafter acquires or receives any right or interest, in each case to payment or performance under a letter of credit (as such term is defined in Article 5 of the UCC), whether or not the beneficiary has demanded or is at the time entitled to demand payment or performance.

“Lien” has the meaning specified for such term in the Note Agreement.

“License” means any Copyright License, Patent License, Trademark License or other license of rights or interests, whether in-bound or out-bound, whether in written or electronic form, now or hereafter owned or acquired or received by any Grantor or in which any Grantor now holds or hereafter acquires or receives any right or interest, and shall include any renewals or extensions of any of the foregoing thereof.

“Material Adverse Effect” means a material adverse effect on (i) the business, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, or (ii) the ability of any Credit Party to perform its obligations under any of the Transaction Documents, or (iii) the validity or enforceability of any of the Transaction Documents.

“Note Agreement” has the meaning specified for such term in the Recitals hereto.

“Note Documents” means the Note Agreement and Guaranty Agreement.

“Notes” has the meaning specified for such term in the Note Agreement.

“Patent” means any of the following now hereafter owned or acquired or received by any Grantor or in which any Grantor now holds or hereafter acquires or receives any right or interest: (a) letters patent and right corresponding thereto, of the United States of America or any other country or other foreign jurisdiction, any registration and recording thereof, and any application for letters patent, and rights corresponding thereto, of the United States of America or any other country or other foreign jurisdiction, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States of America, any State thereof or any other country or other foreign jurisdiction; (b) any reissue, continuation, continuation-in-part or extension thereof; (c) any petty patent, divisional, and patent of addition; and (d) any patent to issue in any such application.

“Patent License” means any agreement, whether in written or electronic form, now hereafter owned or acquired or received by any Grantor or in which any Grantor now holds or hereafter acquires or receives any right or interest granting any right to use or right not to be sued with respect to any Patent or any invention on which a Patent is in existence.

“Person” has the meaning specified for such term in the Note Agreement.

“Pledge Agreement” means that certain Pledge Agreement dated the date hereof entered into by the Company in favor of the Collateral Agent for the benefit of the Secured Parties.

“Proceeds” means and includes any “proceeds,” as such term is defined in Article 9 of the UCC, now or hereafter owned or acquired or received by any Grantor or in which any Grantor now holds or hereafter acquires or receives any right or interest.

“Purchasers” means the original Purchasers of the Notes pursuant to the Note Agreement, each of whom is listed on Schedule A thereto.

“Requirement of Law” means, as to any Person, any law, treaty, rule, regulation, guideline or determination of an arbitrator, a court or other governmental authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

“Required Holders” has the meaning specified for such term in the Note Agreement.

“Secured Obligations” means (a) all obligations of the Borrower for the payment of the principal amount of the Notes, accrued interest thereon, Yield-Maintenance Amount, non-usage fees and all other fees and amounts due to the holders of Notes pursuant to the terms of the Note Agreement and the other Transaction Documents, (b) the “Guaranteed Obligations” as such term is defined in the Guaranty Agreement, (c) the “Guaranteed Obligations” as such term is defined in the Subsidiary Guaranty Agreement and (d) any and all other debts, liabilities and reimbursement obligations, indemnity obligations and other obligations for monetary amounts, fees, expenses, costs or other sums (including reasonable attorneys’ fees and costs) chargeable to any Credit Party under or pursuant to any of the Transaction Documents.

“Secured Parties” means the holders from time to time of the Notes.

“Securities Account” means and includes any “securities account,” as such term is defined in Article 9 of the UCC, now or hereafter owned or acquired or received by any Grantor or in which any Grantor now holds or hereafter acquires or receives any right or interest.

“Subsidiary” has the meaning specified for such term in the Note Agreement.

“Subsidiary Guaranty Agreement” has the meaning specified for such term in the Recitals hereto.

“Supporting Obligations” means and includes any “supporting obligations,” as such term is defined in Article 9 of the UCC, now or hereafter owned or acquired or received by any Grantor or in which any Grantor now holds or hereafter acquires or receives any right or interest.

“TNI Agreement” means that certain Amended and Restated Partnership Agreement, dated as of November 30, 2009, by and among Star Publishing Company and Citizen Publishing Company.

“TNI Partners” means TNI Partners, a general partnership formed under the laws of the State of Arizona pursuant to the terms of the TNI Agreement.

“Trademark License” means any agreement, whether in written or electronic form, now or hereafter owned or acquired or received by any Grantor or in which any Grantor now holds or hereafter acquires or receives any right or interest granting any right to use or right not to be sued for the use of any Trademark or Trademark registration.

“Trademarks” means any of the following now or hereafter owned or acquired or received by any Grantor or in which any Grantor now holds or hereafter acquires or receives any right or interest: (a) any trademark, service mark, trade name, corporate name, business name, trade style, logo, other source or business identifier, print or label on which any of the foregoing have appeared or appear, design or other general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and any applications in connection therewith, including registration, recording and application in the United States Patent and Trademark Office or in any similar office or agency of the United States of America, any State thereof or any other country or other foreign jurisdiction; and (b) any reissue, extension or renewal of any of the foregoing.

“Transaction Documents” has the meaning specified for such term in the Note Agreement.

“UCC” means the Uniform Commercial Code as the same may from time to time be in effect in the State of New York (and each reference in this Agreement to an Article thereof shall refer to that Article as from time to time in effect; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Collateral Agent’s security interest in any collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code (including the Articles, Divisions, Parts, Chapters, Sections and the like, as applicable, thereof) as in effect at such time in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

SECTION 2. Grant of Security Interest. As security for the full, complete and final payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all the Secured Obligations and in order to induce the Purchasers to enter into the Note Agreement, and make, extend and maintain financial accommodations to and for the benefit of the Credit Parties upon the terms and subject to the conditions of the Transaction Documents, each Grantor hereby mortgages, pledges and hypothecates to the Collateral Agent, on behalf and for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, on behalf and for the benefit of the Secured Parties, a security interest in and to all of such Grantor’s respective right, title and interest in, to and under the Collateral, whether now existing or hereafter arising or acquired.

SECTION 3. Assignment of Contracts; Rights of the Collateral Agent; Collection of Accounts.

(a) In furtherance of Section 2 and the purposes of this Agreement, each Grantor hereby mortgages, pledges and hypothecates to the Collateral Agent, on behalf and for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, on behalf and for the benefit of the Secured Parties, a security interest in and to, all right, title and interest of such Grantor in and to, and all benefits accruing to such Grantor pursuant to, each of the Contracts, Instruments, Chattel Paper and Investment Property (other than any Contracts, Instruments, Chattel Paper and Investment Property constituting Excluded TNI Assets), provided, however, that, unless an Event of Default shall have occurred and be continuing, such Grantor shall have the right to exercise any of its rights under any such Contracts, Instruments, Chattel Paper or Investment Property to which it is a party or by which it is bound (including the right to enter into possession of and use any and all property leased or licensed to such Grantor, as lessee or licensee, the right to use any or all of the facilities made available to such Grantor and the right to make all waivers and agreements, to give all notices, consents and releases, to take all action upon the happening of any default giving rise to a right in favor of such Grantor, under any of such Contracts, Instruments, Chattel Paper or Investment Property to which it is a party or by which it is bound, and to do any and all other things whatsoever which such Grantor is or may become entitled to do under any of such Contracts, Instruments, Chattel Paper or Investment Property to which it is a party or by which it is bound); and provided, further, that during the continuance of any Event of Default, the Collateral Agent shall have the right (but not the obligation) to exercise any and all rights under any such Contracts, Instruments, Chattel Paper and Investment Property (including all rights set forth in the parenthetical in the immediately preceding proviso and in Section 3(d)).

(b) Notwithstanding anything contained in this Agreement to the contrary, each Grantor expressly agrees that it shall not default under any of its Contracts, Instruments, Chattel Paper or Investment Property, it shall observe and perform all the conditions and obligations to be observed and performed by it thereunder and that it shall perform all of its duties and obligations thereunder, all in accordance with and pursuant to the terms and provisions of each such Contract, Instrument, Chattel Paper or Investment Property unless and to the extent such default(s) or other failure(s) could not, individually or in the aggregate, with reasonable likelihood, be expected to have a Material Adverse Effect; provided, however, that Grantor may suspend performance of its obligations under any such Contract, Instrument, Chattel Paper or Investment Property in the event of a material breach of such Contract, Instrument, Chattel Paper or Investment Property by a third party. Neither the Collateral Agent nor any Secured Party shall have any obligation or liability under any Contract, Instrument, Chattel Paper or Investment Property by reason of or arising out of this Agreement or the granting to the Collateral Agent of a security interest therein or the receipt by the Collateral Agent or any Secured Party of any payment relating to any Contract, Instrument, Chattel Paper or Investment Property pursuant hereto, nor shall the Collateral Agent or any Secured Party be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or pursuant to any Contract, Instrument, Chattel Paper or Investment Property, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract, Instrument, Chattel Paper or Investment Property, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

(c) The Collateral Agent authorizes each Grantor to collect its Accounts; provided that the Collateral Agent may, upon the occurrence and during the continuation of any Event of Default and without notice, limit or terminate said authority at any time. If required by the Collateral Agent at any time during the continuation of any Event of Default, any Proceeds, when first collected by any Grantor, received in payment of any such Account or in payment for any of its Inventory or on account of any of its Contracts shall be promptly deposited by such Grantor in precisely the form received (with all necessary endorsements) in a special bank account maintained by the Collateral Agent subject to withdrawal by the Collateral Agent only, as hereinafter provided, and until so turned over shall be deemed to be held in trust by such Grantor for and as the Collateral Agent’s property, on behalf and for the benefit of the Secured Parties, and shall not be commingled with such Grantor’s other funds or properties. Such Proceeds, when deposited, shall continue to be collateral security for all of such Grantor’s Secured Obligations and shall not constitute payment thereof until applied as hereinafter provided. Upon the occurrence and during the continuation of any Event of Default, the

Collateral Agent may, in its sole discretion, after consultation with the Required Holders, apply all or a part of the funds on deposit in said special account to the principal of or interest on, or both, in respect of any of the Secured Obligations in accordance with the provisions of Section 8(h), and any part of such funds which the Collateral Agent elects not so to apply and deem not required as collateral security for the Secured Obligations shall be paid over from time to time by the Collateral Agent to the appropriate Grantor. If an Event of Default has occurred and is continuing, at the request of the Collateral Agent, each Grantor shall deliver to the Collateral Agent all original and other documents evidencing, and relating to, the sale (or other disposition) and delivery of such Inventory and such Grantor shall deliver all original and other documents evidencing and relating to, the performance of labor or service which created such Accounts, including, without limitation, all original orders, invoices and shipping receipts.

(d) The Collateral Agent may, at any time, upon the occurrence and during the continuation of any Event of Default, notify Account Debtors of such Grantor, parties to the Contracts of such Grantor, or obligors in respect of Instruments, Chattel Paper and Investment Property of such Grantor that the Accounts and the right, title and interest of such Grantor in and under such Contracts, Instruments, Chattel Paper and Investment Property have been assigned as collateral security to the Collateral Agent, on behalf and for the benefit of the Secured Parties, and that payments shall be made directly to the Collateral Agent pursuant to its written instructions. Upon the request of the Collateral Agent, such Grantor shall so notify such Account Debtors, parties to such Contracts and obligors in respect of such Instruments, Chattel Paper and Investment Property. Upon the occurrence and during the continuation of an Event of Default, the Collateral Agent may, in its name, or in the name of others, communicate with such Account Debtors, parties to such Contracts and Licenses and obligors in respect of such Instruments, Chattel Paper and Investment Property to verify with such parties, to the Collateral Agent’s satisfaction, the existence, amount and terms of any such Accounts, Contracts, Licenses, Instruments, Chattel Paper or Investment Property.

SECTION 4. Representations and Warranties. Each of the Grantors represents and warrants to the Collateral Agent as of the date such Grantor becomes a party hereto that:

(a) Such Grantor is the sole legal and equitable owner of, or, as to Intellectual Property licensed from other Persons, licensee of, each item of the Collateral in which it purports to grant a security interest hereunder, and such Grantor has good, merchantable and insurable title or rights thereto free and clear of any and all Liens, except for the Liens permitted under the Note Documents.

(b) No effective security agreement, collateral control agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of the Collateral exists, except such as may have been filed by such Grantor in favor of the Collateral Agent pursuant to this Agreement or such as relate to the Liens expressly permitted under the Note Documents.

(c) The security interest in the Collateral created hereunder in favor of the Collateral Agent, on behalf and for the benefit of the Secured Parties, constitutes a valid security interest in the Collateral securing the payment of the Secured Obligations. Upon (i) the due filing of UCC financing statements naming the applicable Grantor as “debtor”, naming the

Collateral Agent as “secured party” and describing the Collateral in the filing offices set forth on Schedule IA, and (ii) in the case of the Collateral comprising Trademarks, Patents or Copyrights, in addition, the due recordation of a “Notice of Grant of Security Interest in Intellectual Property,” substantially in the form of Exhibit B, with respect to such Trademarks or Patents, with the United States Patent and Trademark Office, and with respect to Copyrights, with the United States Copyright Office, then the security interest in the Collateral granted to the Collateral Agent, on behalf and for the benefit of the Secured Parties, will, to the extent a security interest in the Collateral may be perfected by filing UCC financing statements and, in the case of the Collateral comprising Intellectual Property, in addition to the filing of such UCC financing statements, by the recordation of the “Notice of Grant of Security Interest in Intellectual Property” with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, constitute perfected security interests therein prior to all other Liens (except for Liens expressly permitted under the Guaranty Agreement that have priority by operation of law); provided, however, additional actions, filings, recordings or registrations in the United States Patent and Trademark Office and the United States Copyright Office may be required with respect to the perfection of the Collateral Agent’s security interest in Intellectual Property acquired by any Grantor after the date hereof.

(d) Such Grantor’s taxpayer and organizational identification numbers are, and chief executive office, principal place of business, and the place where such Grantor maintains its records concerning the Collateral are presently located at the address(es), set forth on Schedule IB. If such Grantor is a corporation, limited liability company, limited partnership, corporate trust or other registered organization, the state (or if not a state, the other jurisdiction) under whose law such registered organization was organized is set forth on Schedule IC. The Collateral of such Grantor, other than Deposit Accounts, Securities Accounts and Commodity Accounts, is presently located, within the meaning of the UCC, at the address(es) further set forth for such Grantor on Schedule ID. Such Grantor shall not change its taxpayer identification number or such chief executive office, principal place of business or remove or cause to be removed, the records concerning the Collateral from those premises without at least thirty (30) days prior written notice to the Collateral Agent. In the event that any Grantor shall change its chief executive office or principal place of business (provided that the new location is leased to the Grantor), then, concurrently with entering into the lease for the new location, such Grantor shall furnish to the Collateral Agent, an executed and delivered access agreement in favor of the Collateral Agent with respect to the new location, in form and substance reasonably satisfactory to the Collateral Agent. Such Grantor shall not change its jurisdiction of organization without the prior written consent of the Collateral Agent.

(e) All Collateral of such Grantor comprising Chattel Paper, Instruments (in an outstanding or stated principal amount in excess of $25,000) or Investment Property comprising certificated securities is set forth for such Grantor on Schedule II. All action necessary or desirable to protect and perfect such security interest in each item set forth on Schedule II, including the delivery of all originals thereof, duly indorsed in favor of the Collateral Agent, to the Collateral Agent, has been duly taken. The security interest of the Collateral Agent in each Grantor’s Collateral listed on Schedule II is prior in right and interest to all other Liens (other than Liens expressly permitted under the Guaranty Agreement that have priority by operation of law) and is enforceable as such against creditors of and purchasers from such Grantor.

(f) All federally registered Copyrights, Copyright Licenses, Patents, and Trademarks owned, held or in which such Grantor otherwise has acquired or received any rights or interest are listed on Schedule III. Such Grantor shall promptly amend Schedule III from time to time to reflect any material additions to or deletions from this list. Except as set forth on Schedule III, none of the Patents, Trademarks or Copyrights has been licensed to any third party except in the ordinary course of publishing newspapers and related products.

(g) The name and address of each depository institution at which such Grantor maintains any Deposit Account and the account number and account name of each such Deposit Account is listed on Schedule IV-A. The name and address of each securities intermediary or commodity intermediary at which such Grantor maintains any Securities Account or Commodity Account and the account number and account name is listed on Schedule IV-A. Such Grantor agrees to amend Schedule IV-A from time to time within five (5) Business Days after opening any additional Deposit Account, Securities Account or Commodity Account, or closing or changing the account name or number on any existing Deposit Account, Securities Account, or Commodity Account.

(h) All motor vehicles and other Equipment subject to a Certificate of Title owned, held or in which such Grantor otherwise has acquired or received any rights or interest are listed on Schedule V. Such Grantor shall promptly amend Schedule V from time to time to reflect any additions to or deletions from this list.

(i) Such Grantor has no Commercial Tort Claims with a stated or potential claim in excess of $100,000 other than those set forth on Schedule VI hereto. Such Grantor shall promptly amend Schedule VI from time to time to reflect any additions to or deletions from this list.

(j) There are no Accounts or Chattel Paper of such Grantor which arise out of a contract or contracts with the United States of America or any department, agency, or instrumentality thereof, except for those listed on Schedule VII hereto. Such Grantor shall promptly amend Schedule VII from time to time (and, in any event, in accordance with Section 5(n) hereof) to reflect any additions to or deletions from this list.

(k) Such Grantor is the sole holder of record and the sole beneficial owner of all certificated securities and uncertificated securities pledged to the Collateral Agent by such Grantor under Section 2 of this Agreement, free and clear of any adverse claim, as defined in Section 8102(a)(1) of the UCC, except for Liens created in favor of the Collateral Agent by this Agreement or as expressly permitted under the Note Documents.

(l) None of the Investment Property of such Grantor has been transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such transfer may be subject.

SECTION 5. Covenants. Each Grantor covenants and agrees with the Collateral Agent that so long as any of the Secured Obligations shall remain unpaid:

(a) Further Assurances; Pledge of Instruments. At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of such Grantor,

such Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action with respect to the Collateral as the Collateral Agent may reasonably deem necessary or desirable to obtain the full benefits of this Agreement and of the rights and powers herein granted, including (i) using its best efforts to secure all consents and approvals necessary or appropriate for the grant of a security interest to the Collateral Agent in any Contract held by such Grantor or in which such Grantor has any right or interest not heretofore assigned, (ii) executing, delivering and causing to be filed any financing or continuation statements under the UCC with respect to the security interests granted hereby, (iii) filing or cooperating with the Collateral Agent in filing any forms or other documents required to be recorded with the United States Patent and Trademark Office, United States Copyright Office, or any actions, filings, recordings or registrations in any foreign jurisdiction or under any international treaty, required to secured or protect the Collateral Agent’s security interest in such Grantor’s Collateral, (iv) transferring such Grantor’s Collateral to the Collateral Agent’s possession (if a security interest in such Collateral can be perfected by possession), (v) executing and delivering and causing the applicable depository institution, securities intermediary, commodity intermediary or issuer or nominated party under a letter of credit to execute and deliver a collateral control agreement in form and substance reasonably acceptable to the Collateral Agent with respect to each Deposit Account; provided however, a collateral control agreement shall not be required for any individual Deposit Account with an amount less than $15,000 at all times; notwithstanding the foregoing, in no event shall the aggregate amount in all Deposit Accounts not subject to collateral control agreement exceed $100,000 at any time), Securities Account, Commodity Account or Letter-of-Credit Right in or to which such Grantor has any right or interest in order to perfect the security interest created hereunder in favor of the Collateral Agent (including giving the Collateral Agent “control” over such Collateral within the meaning of the applicable provisions of Article 8 and Article 9 of the UCC), but excluding the Deposit Accounts and Securities Accounts identified on Schedule IV-B, which are used exclusively for employee payroll or employee trust accounts, (vi) executing and delivering or causing to be delivered written notice to insurers of the Collateral Agent’s security interest in, or claim in or under, any policy of insurance (including unearned premiums), (vii) using its best efforts to obtain acknowledgments from bailees having possession of any Collateral and waivers of liens from landlords and mortgagees of any location where any of the Collateral in an aggregate amount in excess of $250,000 may from time to time be stored or located, and (viii) placing the interest of the Collateral Agent as lienholder (or other similar designation) on the Certificate of Title of any motor vehicles or other Equipment constituting Collateral owned by such Grantor which is covered by a Certificate of Title and delivering the original thereof to the Collateral Agent or its designated agent), it being understood that the Grantors shall not be required to comply with the foregoing requirements of this clause (viii) prior to an Event of Default unless the aggregate book value of motor vehicles and such Equipment exceeds $750,000 (in which case, and in the case of an Event of Default, all Certificates of Title will be required to be delivered with the Collateral Agent’s Lien properly noted thereon). Such Grantor also hereby authorizes the Collateral Agent and each Secured Party to file any such financing or continuation statement, and any amendments thereto, all without the signature of such Grantor. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law, and without limiting the generality of the foregoing, the Collateral Agent is expressly authorized to use a collateral description that encompasses “all assets” or “all personal property” or words of similar import in any such financing statement. If any amount payable under or in connection with any of the Collateral is or shall become evidenced by any Instrument, such Instrument, other than checks and notes received in the ordinary course of business and any Instrument in the outstanding or stated amount of less than $25,000, shall be duly endorsed in a manner reasonably satisfactory to the Collateral Agent and delivered to the Collateral Agent promptly and in any event within five (5) Business Days of such Grantor’s receipt thereof. If at any time any Grantor shall hold any Investment Property (other than Excluded TNI Assets) comprised of certificated or uncertificated securities, such Grantor shall promptly, and in any event within five (5) Business Days of such Grantor’s acquisition or receipt thereof, pledge such Investment Property to the Collateral Agent, for the benefit of the Secured Parties, pursuant to the terms of a pledge agreement in form and substance satisfactory to the Collateral Agent.

(b) Maintenance of Records. Such Grantor shall keep and maintain, at its own cost and expense, satisfactory and complete records of its Collateral, including a record of all payments received and all credits granted with respect to such Collateral and all other dealings with such Collateral.

(c) Indemnification. In any suit, proceeding or action brought by the Collateral Agent or any Secured Party relating to any of such Grantor’s Accounts, Chattel Papers, Deposit Accounts, General Intangibles (including any Contracts), Instruments, Letter-of-Credit Rights or Investment Properties for any sum owing thereunder, or to enforce any provision of any of such Grantor’s Accounts, Chattel Papers, Deposit Accounts, General Intangibles (including any Contracts), Instruments, Letter-of-Credit Rights or Investment Properties, such Grantor shall save, indemnify and keep the Collateral Agent, each Secured Party, and each of their respective officers, directors, employees, agents, advisors, and representatives (collectively, the “Indemnified Persons”) harmless from and against any and all liabilities, expenses, losses or damages suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder arising out of a breach by such Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from such Grantor, and all such obligations of such Grantor shall be and remain enforceable against and only against such Grantor and shall not be enforceable against any Indemnified Person. Each Grantor hereby further shall save, indemnify and keep each Indemnified Person harmless from, any and all claims, liabilities, expenses, losses or damages arising out of, resulting from, or otherwise related to the subject matter of this Agreement, including but not limited to any claims, liabilities, expenses, losses or damages arising out of or resulting from (a) the failure by such Grantor to perform any obligations or undertakings required to be performed by such Grantor under or in connection with the Collateral (including the failure of any warranty or representation (express or implied) in respect of the sale of any Inventory), (b) any failure by such Grantor, in connection with any of the Collateral, to comply with any applicable Requirement of Law, or (c) any bodily injury, death or property damage occurring in connection with the use, sale or other disposition of the Collateral; provided that such Grantor shall not be liable to any Indemnified Person pursuant to this Section 5(c) solely to the extent any such liability, expense, loss or damage is determined to have been caused by such Indemnified Person’s own gross negligence or willful misconduct. The benefits of this Section 5(c) shall survive the termination of this Agreement.

(d) Limitation on Liens on Collateral. Such Grantor shall not create, permit or suffer to exist, and shall defend its Collateral against and take such other action as is necessary to remove, any Lien on such Collateral, except for Liens expressly permitted under the Note Documents. Such Grantor shall further defend the right, title and interest of the Collateral Agent in and to any of such Grantor’s rights under the Collateral and in and to the Proceeds thereof against the claims and demands of all Persons whomsoever.

(e) Limitations on Modifications of Accounts, Etc. Upon the occurrence and during the continuation of any Event of Default, such Grantor shall not, without the Collateral Agent’s prior written consent, acting pursuant to the direction of the Required Holders, grant any extension of the time of payment of any Account, Chattel Paper or Instrument or amounts due under any Contract, Deposit Account, Letter-of-Credit Right or Investment Property, in each case constituting Collateral, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon other than trade discounts granted in the ordinary course of business of such Grantor.

(f) Maintenance of Insurance. Such Grantor shall maintain, with financially sound and reputable companies, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated. In addition, such Grantor shall maintain, with financially sound and reputable companies, insurance policies insuring (a) its Equipment, Fixtures and Inventory against loss by fire, explosion, theft and such other casualties as are usually insured against by companies engaged in the same or similar businesses, and reasonably satisfactory to the Required Holders, and (b) against liability for personal injury and property damage relating to such Equipment, Fixtures and Inventory, and reasonably satisfactory to the Required Holders. The Grantor, at its expense, shall obtain a loss payable endorsement to each policy of property insurance in favor of the Collateral Agent for the benefit of the Secured Parties and each policy of liability insurance shall name the Collateral Agent for the benefit of the Secured Parties as an additional insured. Each Grantor shall, if so requested by the Collateral Agent, acting pursuant to the direction of the Required Holders, deliver to the Collateral Agent, as often as the Collateral Agent may reasonably request pursuant to such direction, a report of a reputable insurance broker reasonably satisfactory to the Required Holders with respect to the insurance on its Equipment, Fixtures and Inventory. Within 60 days of the date hereof, all policies of insurance required to be maintained pursuant to this Section 5(f) shall (i) contain a clause which provides that the Collateral Agent’s and the Secured Parties’ interests under the policy shall not be invalidated by any act or omission to act of, or any breach of warranty by, the insured, or by any change in the title, ownership or possession of the insured property, or by the use of the property for purposes more hazardous than is permitted in the policy; and (ii) provide that, as to the interests of the Collateral Agent under such policies, no cancellation, reduction in amount or change in coverage thereof shall be effective until at least 30 days after receipt by the Collateral Agent of written notice thereof.

(g) [Reserved.]

(h) Limitations on Disposition. Such Grantor shall not sell, lease, license, transfer or otherwise dispose of any of such Collateral, or attempt or contract to do so, except as permitted by the Note Documents.

(i) Further Identification of Collateral. Such Grantor shall, if so requested by the Collateral Agent, furnish to the Collateral Agent, as often as the Collateral Agent shall reasonably request, statements and schedules further identifying and describing its Collateral and such other reports in connection with such Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

(j) Notices. Such Grantor shall advise the Collateral Agent promptly upon obtaining knowledge thereof, in reasonable detail, of (a) any material Lien, other than Liens expressly permitted under the Note Documents, attaching to or asserted against any of its Collateral, (b) the occurrence of any other event which could have a Material Adverse Effect with respect to the Collateral or on the security interest created hereunder, and (c) the acquisition of any Commercial Tort Claim and grant to the Collateral Agent, for the benefit of the Secured Parties, of a security interest therein and in the proceeds thereof.

(k) Right of Inspection and Audit. Such Grantor shall permit the Collateral Agent and the Secured Parties such rights of visitation, inspection and audit of the Collateral as provided in the Note Documents or any other Transaction Document.

(l) Maintenance of Properties. Such Grantor shall, and shall cause each of its Subsidiaries to, (i) maintain and keep, or cause to be maintained and kept, their respective properties, assets and facilities, including its Equipment and Fixtures in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, and (ii) maintain and preserve all material rights, privileges and franchises that such Grantor or its Subsidiaries now have, in each case, except to the extent that the failure to do so would not reasonably be expected to have a Material Adverse Effect.

(m) Covenants Regarding Intellectual Property.

(i) Such Grantor shall notify the Collateral Agent promptly if (A) it knows or has reason to know that any application or registration relating to any Patent or Trademark of such Grantor which is material to the conduct of such Grantor’s business may become abandoned, (B) if a terminal disclaimer is filed with respect to any Patent in the United States Patent and Trademark Office, or (C) of any other adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office, or any court) regarding such Grantor’s ownership or license of any Copyright, Patent or Trademark which is material to the conduct of such Grantor’s business, its right to register the same, or to keep and maintain the same.

(ii) Such Grantor shall take all commercially reasonable steps necessary (if any be required) to prevent any misuse, infringement, invalidation, misappropriation, unauthorized use or abandonment of its Copyrights, Patents, Trademarks or other Intellectual Property, whether owned or licensed. Such Grantor’s efforts pursuant to this Section 5(m) shall include, but not be limited to: (A) establishing prudent security measures and procedures governing access to, and use of, property protected by such Copyrights, Trademarks or Patents or of such Intellectual Property owned or licensed by such Grantor or developed by any Person on behalf of such Grantor; (B) establishing and maintaining in force any agreements with employees and consultants or any written terms of employment, as are customarily used in such Grantor’s industry for the protection of such Intellectual Property; and (C) vigorous enforcement of such Grantor’s rights in any such Intellectual Property.

(iii) In no event shall such Grantor, either itself or through any agent, employee, licensee or designee, file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office, any Copyright with the United States Copyright Office, or any similar office or agency in any other country or any political subdivision thereof unless it promptly informs the Collateral Agent and, upon request of the Collateral Agent, executes and delivers any and all agreements, instruments, documents, and papers as may be reasonably necessary to evidence the Collateral Agent’s security interest in such Copyright, Patent or Trademark, including, with respect to Trademarks, the goodwill of such Grantor, relating thereto or represented thereby.

(iv) Such Grantor shall take all reasonable and necessary action to maintain and pursue each application (and to obtain the relevant registration) and to maintain the registration of each of the Copyrights, Patents and Trademarks of such Grantor which is material to the conduct of such Grantor’s business, including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings.

(v) In the event that any Copyright, Patent or Trademark of such Grantor is infringed, misappropriated or diluted by a third party, such Grantor shall notify the Collateral Agent promptly after such Grantor learns thereof and shall, unless such Grantor shall reasonably determine that such Copyright, Patent or Trademark is not material to the conduct of such Grantor’s business, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution or take such other actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Copyright, Patent or Trademark.

(vi) Such Grantor covenants and agrees that in the event any Patent is or becomes subject to a terminal disclaimer, the security interest granted in this Agreement shall extend to the Patent necessitating the disclaimer and such Patent shall not be sold, transferred or otherwise alienated without the prior written consent of the Collateral Agent.

(n) Covenants Regarding Federal Government Contracts. If any Account or Chattel Paper of any Grantor arises out of a contract or contracts with the United States of America or any department, agency, or instrumentality thereof, such Grantor shall (i) promptly notify the Collateral Agent thereof in writing, and execute and deliver in connection therewith (A) a collateral assignment of claims in favor of the Collateral Agent, and (B) a notice of collateral assignment of claims directed to the appropriate federal government agencies and agents thereof as required under applicable law, each in form and substance reasonably satisfactory to the Collateral Agent, (ii) promptly take any other steps reasonably required by the Collateral Agent in order to ensure that all moneys due or to become due under such contract or contracts shall be collaterally assigned to the Collateral Agent, for the benefit of the Secured Parties, and notice thereof given under the Assignment of Claims Act of 1940, as amended (31 U.S.C. 3727; 41 U.S.C. 15), or other applicable law, and (iii) promptly update Schedule VII hereto and deliver a copy of such revised schedule to the Collateral Agent, together with copies of all related contracts evidencing such Accounts and/or Chattel Paper. Notwithstanding the foregoing, the Grantors shall not be required to comply with the foregoing in connection with purchase orders for the publication of notices so long as the aggregate amount owing under all of such purchase orders does not at any time exceed $100,000.

SECTION 6. [Reserved.]

SECTION 7. The Collateral Agent’s Appointment as Attorney-in-Fact.

(a) Subject to Section 7(b) below, each Grantor hereby irrevocably constitutes and appoints the Collateral Agent and any officer, co-agent or sub-agent thereof with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, from time to time at the Collateral Agent’s discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives the Collateral Agent the power and right (but not the obligation), on behalf of such Grantor, without notice to or assent by such Grantor to do the following:

(i) to ask, demand, collect, receive and give acquittances and receipts for any and all monies due or to become due under any of such Grantor’s Collateral and, in the name of such Grantor in its own name or otherwise to take possession of, endorse and collect any checks, drafts, notes, acceptances or other Instruments for the payment of monies due under any such Collateral and to file any claim or to take or commence any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such monies due under any such Collateral whenever payable;

(ii) to pay or discharge any Liens, including any tax lien, levied or placed on or threatened against such Collateral, to effect any repairs or any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor and the costs thereof, which actions shall be on behalf and for the benefit of the Secured Parties and the Collateral Agent and not such Grantor; and

(iii) to (A) direct any Person liable for any payment under or in respect of any of such Collateral to make payment of any and all monies due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct, (B) receive payment of any and all monies, claims and other amounts due or to become due at any time arising out of or in respect of any such Collateral, (C) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other Instruments and Documents constituting or relating to such Collateral, (D) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect such Collateral or any part thereof and to enforce any other right in respect of any such Collateral, (E) defend any suit, action or proceeding brought against such Grantor with respect to any such Collateral, (F) settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, give such discharges or releases as the Collateral Agent may deem appropriate, (G) license or, to the extent permitted by an applicable license, sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Patent, Copyright, Trademark or other Intellectual Property throughout the world for such term or terms, on such conditions and in such manner as the Collateral Agent shall in its sole discretion determine, and (H) sell, transfer, pledge, make any agreement with respect to, or otherwise deal with, any of such Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Collateral Agent may reasonably deem necessary to protect, preserve or realize upon such Collateral and the Collateral Agent’s security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

(b) The Collateral Agent agrees that, except upon the occurrence and during the continuation of an Event of Default, it shall not exercise the power of attorney or any rights granted to the Collateral Agent, on behalf and for the benefit of the Secured Parties, pursuant to this Section 7. Each Grantor hereby ratifies, to the extent permitted by law, all that said attorney shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this Section 7 is a power coupled with an interest and shall be irrevocable until the Secured Obligations are finally and completely paid and performed in full; provided that the foregoing power of attorney shall terminate upon the full, complete and final payment and performance of the Secured Obligations and the termination of all commitments and obligations of the Secured Parties under the Transaction Documents.

(c) The powers conferred on the Collateral Agent hereunder are solely to protect the Collateral Agent’s and each Secured Party’s interests in the Collateral and shall not impose any duty upon the Collateral Agent to exercise any such powers. The Collateral Agent shall have no duty as to any Collateral, including any responsibility for (i) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral, or (ii) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Investment Property, whether or not the Collateral Agent has or is deemed to have knowledge of such matters. Without limiting the generality of the preceding sentence, the Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral if it takes such action for that purpose as the applicable Grantor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default. Failure of the Collateral Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care. No failure of the Collateral Agent to do any act not so requested shall be deemed a failure to act reasonably. The Collateral Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees, agents or representatives shall be responsible to any Grantor for any act or failure to act.

(d) Each Grantor also authorizes the Collateral Agent, on behalf of itself and the Secured Parties, at any time, and from time to time, upon the occurrence and during the continuation of any Event of Default, to (i) communicate in its own name with any party to any Contract of such Grantor with regard to the assignment of the right, title and interest of such Grantor in and under the Contracts hereunder and other matters relating thereto, and (ii) execute, in connection with the sale of such Grantor’s Collateral provided for in Section 7, any endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral.

(e) If any Grantor fails to perform or comply with any of its agreements contained herein and the Collateral Agent or any Secured Party, as provided for by the terms of this Agreement, shall perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable expenses, including reasonable attorneys’ fees and expenses, of the Collateral Agent or such Secured Party, shall be payable by such Grantor to the Collateral Agent within (3) three days of written demand and shall constitute Secured Obligations secured hereby.

SECTION 8. Rights and Remedies Upon Default. It shall be an “Event of Default” hereunder if any Event of Default (as defined in the Note Agreement or the Guaranty Agreement) shall occur. If any Event of Default shall have occurred and be continuing, the Collateral Agent shall have the following rights and remedies as set forth in this Section 8:

(a) The Collateral Agent may exercise, in addition to all other rights and remedies granted to it under this Agreement, the Note Agreement, the Guaranty Agreement, the Subsidiary Guaranty Agreement, the other Transaction Documents and under any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC and other applicable law. Without limiting the generality of the foregoing, each Grantor expressly agrees that in any such event, the Collateral Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon such Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law), may (i) reclaim, take possession, recover, store, maintain, finish, repair, prepare for sale or lease, shop, advertise for sale or lease and sell or lease (in the manner provided herein) the Collateral, and in connection with the liquidation of the Collateral and collection of the accounts receivable pledged as Collateral, use any Trademark, Copyright, or process used or owned by such Grantor, and (ii) forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give an option or options to purchase or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker’s board or at any of the Collateral Agent’s offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. To the extent any Grantor has the right to do so, such Grantor authorizes the Collateral Agent, on the terms set forth in this Section 8, to enter the premises where the Collateral is located, to take possession of the Collateral, or any part of it, and to pay, purchase, contact, or compromise any encumbrance, charge, or lien which, in the opinion of the Collateral Agent, appears to be prior or superior to its security interest. The Collateral Agent or any Secured Party shall have the right, upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption each Grantor hereby releases. Each Grantor further agrees, at the Collateral Agent’s request, to assemble its Collateral and make it available to the Collateral Agent at places which the Collateral Agent shall reasonably select, whether at such Grantor’s premises or elsewhere. The Collateral Agent and the Secured Parties shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale as provided in Section 8(h), below, with each Grantor remaining jointly and severally liable for any deficiency remaining unpaid after such application, and only after so paying over such net proceeds and after the payment by the Collateral Agent of any other amount required by any provision of law, need the Collateral Agent account for the surplus, if any, to any Grantor. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against the Collateral Agent or any Secured Party arising out of the repossession, retention or sale of the Collateral. Each Grantor agrees that the Collateral Agent need not give more than ten (10) days’ notice (which notification shall be deemed given if sent in accordance with Section 12(a)) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition of its Collateral are insufficient to pay all amounts to which the Collateral Agent and the Secured Parties are entitled from such Grantor, such Grantor also being liable for the attorneys’ fees and expenses of any attorneys employed by the Collateral Agent or any Secured Party to collect such deficiency.

(b) As to any Collateral constituting certificated securities or uncertificated securities, if, at any time when the Collateral Agent shall determine to exercise its right to sell the whole or any part of such Collateral hereunder, such Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as amended (as so amended the “Act”), the Collateral Agent may, in its discretion (subject only to applicable Requirements of Law), sell such Collateral or any part thereof by private sale in such manner and under such circumstances as the Collateral Agent may deem desirable, but subject to the other requirements of this Section 8(b), and shall not be required to effect such registration or cause the same to be effected. Without limiting the generality of the foregoing, in any such event, the Collateral Agent may, in its sole discretion: (i) in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof could be or shall have been filed under the Act; (ii) approach and negotiate with a single possible purchaser to effect such sale; and (iii) restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof. In addition to a private sale as provided above in this Section 8(b), if any of such Collateral shall not be freely distributable to the public without registration under the Act at the time of any proposed sale hereunder, then the Collateral Agent shall not be required to effect such registration or cause the same to be effected but may, in its sole discretion (subject only to applicable requirements of law), require that any sale hereunder (including a sale at auction) be conducted subject to such restrictions as the Collateral Agent may, in its sole discretion, deem desirable in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Bankruptcy Code and other laws affecting the enforcement of creditors’ rights and the Act and all applicable state securities laws.

(c) Each Grantor agrees that in any sale of any of such Collateral, whether at a foreclosure sale or otherwise, the Collateral Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications and restrict such prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental authority, and each Grantor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Collateral Agent nor any Secured Party be liable nor accountable to such Grantor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

(d) Each Grantor also agrees to pay all fees, costs, and reasonable expenses of the Collateral Agent or any of the Secured Parties, including reasonable attorneys’ fees and expenses, incurred in connection with the enforcement of any of its rights and remedies hereunder.

(e) Upon the Collateral Agent’s request, each Grantor agrees that it will promptly execute assignments of its entire right, title and interest in and to each its Patents, Trademarks, Copyrights, and Licenses. Such assignments shall be in form and content which is recordable in the United States Patent and Trademark Office or Copyright Office, or any similar office or agency in any other country or any political subdivision thereof, as applicable, and otherwise reasonably acceptable to the Collateral Agent.

(f) Except as otherwise expressly permitted herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Agreement or any Collateral.

(g) Each Grantor agrees that a breach of any covenants contained in this Section 8 will cause irreparable injury to the Collateral Agent, on behalf of itself and the Secured Parties, that in such event the Collateral Agent and the Secured Parties would have no adequate remedy at law in respect of such breach and, as a consequence, agrees that in such event each and every covenant contained in this Section 8 shall be specifically enforceable against such Grantor, and each Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Secured Obligations are not then due and payable.

(h) The Proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by the Collateral Agent in the following order of priorities:

First, to the Collateral Agent in an amount sufficient to pay in full the costs payable hereunder of the Collateral Agent in connection with such sale, disposition or other realization, including all fees, costs, expenses, liabilities and advances incurred or made by the Collateral Agent in connection therewith, including reasonable attorneys’ fees and expenses;

Second, to the Secured Parties in an amount sufficient to pay in full the reasonable costs of the Secured Parties in connection with such sale, disposition or other realization, including all fees, costs, expenses, liabilities and advances incurred or made by the Secured Parties in connection therewith, including reasonable attorneys’ fees and expenses;

Third, to the Secured Parties in an amount equal to the then unpaid principal of and accrued interest, Yield-Maintenance Amount, non-usage and all other fees and charges payable on the Secured Obligations;

Fourth, to the Secured Parties in an amount equal to any other Secured Obligations under any of the Transaction Documents which are then unpaid; and

Finally, upon payment in full of all of the Secured Obligations, to the Grantors or their representatives according to their interests or as a court of competent jurisdiction may direct.

SECTION 9. Grant of License to Intellectual Property. For the purpose of enabling the Collateral Agent to exercise its rights and remedies under Section 8, at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sublicense any Copyright, Patent or Trademark, and to exercise any rights held by such Grantor under any License, now owned or hereafter acquired by such Grantor or in which such Grantor now holds or hereafter acquires any interest, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer and automatic machinery software and programs used for the compilation or printout thereof, subject to any applicable restrictions or limitations contained in such License.

SECTION 10. Limitation on the Collateral Agent’s Duty in Respect of Collateral. Beyond the exercise of reasonable care in the custody thereof and the duty to account for monies actually received by it, the Collateral Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee as may be selected by the Collateral Agent with reasonable care or any income thereon or as to preservation of rights against prior parties or any other rights pertaining thereto and the Collateral Agent shall not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any security interest in the Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property and shall not be liable or responsible for any loss or diminution in the value of any of the Collateral, by reason of the act or omission of any carrier, forwarding agency or other agent or bailee as may be selected by the Collateral Agent with reasonable care. The Collateral Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Liens in any of the Collateral, whether impaired by operation of law or by reason of any of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes gross negligence, bad faith or willful misconduct on the part of the Collateral Agent, for the validity or sufficiency of the Collateral or any agreement or assignment contained therein, for the validity of the title of the Company to the Collateral, for insuring the Collateral or for the payment of taxes, charges, assessments or Liens upon the Collateral or otherwise as to the maintenance of the Collateral.

Additionally, in no event shall the Collateral Agent be responsible or liable for (i) special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Collateral Agent has been advised of the likelihood of such loss or damage and regardless of the form of action, or (ii) any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Collateral Agent shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

SECTION 11. Reinstatement. This Agreement shall remain in full force and effect and continue to be effective against each Grantor should any petition be filed by or against such Grantor for liquidation or reorganization, should such Grantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of such Grantor’s property and assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment or performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, avoided, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is avoided, rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so avoided, rescinded, reduced, restored or returned.

SECTION 12. Miscellaneous.

(a) Notices. Any notice or other communication hereunder shall be addressed and delivered (i) to the Company by delivering such notice in accordance with Section 7.4 of the Guaranty Agreement, (ii) to the Borrower by delivering such notice in accordance with Section 12H of the Note Agreement, (iii) to the Initial Subsidiary Grantors, pursuant to Section 14 of the Subsidiary Guaranty Agreement, and (iv) to the Collateral Agent at the address and telefacsimile number set forth under the Collateral Agent’s signature block of this Agreement.

(b) Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(c) Headings. The various headings in this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this agreement or any provisions hereof.

(d) No Waiver; Cumulative Remedies.

(i) The Collateral Agent and each Secured Party shall not by any act, delay, omission or otherwise be deemed to have waived any of their respective rights or remedies hereunder, nor shall any single or partial exercise of any right or remedy hereunder on any one occasion preclude the further exercise thereof or the exercise of any other right or remedy.

(ii) The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.

(iii) None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by each of the Grantors and the Collateral Agent.

(e) Time is of the Essence. Time is of the essence for the performance of each of the terms and provisions of this Agreement.

(f) Termination of this Agreement. Subject to Section 11, this Agreement shall terminate upon the full, complete and final payment and performance of the Secured Obligations.

(g) Release of Collateral. Upon any sale or other disposition of title in or to any assets of any Grantor constituting Collateral permitted to be sold or disposed of under the Note Documents, the Collateral Agent, at the reasonable request and at the expense of the applicable Grantor, will execute and deliver to such Grantor such instruments provided to it (including UCC partial release statements) acknowledging the release of the Collateral Agent’s security interest in such Collateral so sold or otherwise disposed of, provided that such security interest shall continue to attach to and be perfected in the Proceeds of such Collateral, and will record such instruments with the United States Patent and Trademark Office and the United States Copyright Office as may be necessary to evidence the release of the Collateral Agent’s security interest in such Collateral.

(h) Successor and Assigns. This Agreement and all obligations of each of the Grantors hereunder shall be binding upon the successors and assigns of each such Grantor, and shall, together with the rights and remedies of the Collateral Agent and the Secured Parties hereunder, inure to the benefit of such Collateral Agent and the Secured Parties, and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Secured Obligations or any portion thereof or interest therein shall in any manner affect the security interest created herein and granted to the Collateral Agent hereunder.

(i) Governing Law. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE INTERNAL LAW OF THE STATE OF NEW YORK, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD PERMIT THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

(j) Waiver of Jury Trial. THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT, OR ANY DEALINGS BETWEEN OR AMONG THEM RELATING TO THE SUBJECT MATTER OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY AND THE SECURED PARTY/GRANTOR RELATIONSHIP THAT IS BEING ESTABLISHED. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO THIS BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS, AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH OF THE PARTIES HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(k) Jurisdiction; Venue. Each Grantor irrevocably agrees that any legal action or proceeding with respect to this Agreement, the other Transaction Documents or any of the agreements, documents or instruments delivered in connection herewith shall be brought in the courts of the State of New York, or the United States of America for the Southern District of New York as the Collateral Agent or any Secured Party may elect, and, by execution and delivery hereof, each Grantor accepts and consents to, for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts and agrees that such jurisdiction shall be exclusive, unless waived by the Required Holders in writing, with respect to any action or proceeding brought by such Grantor against the Collateral Agent or any other Secured Party. Nothing herein shall limit the right that the Collateral Agent or any Secured Party may have to bring proceedings against any Grantor in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction. Each Grantor hereby waives, to the full extent permitted by law, any right to stay or to dismiss any action or proceeding brought before said courts on the basis of forum non conveniens.

(l) Counterparts. This Agreement may be executed in any number of counterparts (including those transmitted by electronic transmission (including, without limitation, facsimile and e-mail)), each of which when so delivered shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. Delivery of this Agreement may be made by facsimile transmission of a duly executed counterpart copy hereof.

(m) Additional Grantors. From time to time subsequent to the date hereof, additional Subsidiaries and/or Affiliates of the Company may become parties hereto, as additional Grantors (each, an “Additional Grantor”), by executing a Joinder Agreement. Upon the delivery of the Joinder Agreement to the Collateral Agent, such Additional Grantor shall be a Grantor and shall be as fully a party hereto as if such Additional Grantor were an original signatory hereof.

(n) Incorporation by Reference. In connection with its execution and acting hereunder, the Collateral Agent is entitled to all rights, privileges, benefits, protections, immunities and indemnities provided to it (i) under the Collateral Documents to which any Credit Party is party and (ii) under the Collateral Agency Agreement as between the Secured Parties and the Collateral Agent.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and delivered by its duly authorized signatory on the date first set forth above.

GRANTORS:

PULITZER INC.

By:	/s/ Carl G. Schmidt
Name:	Carl G. Schmidt
Title:	Treasurer

ST. LOUIS POST-DISPATCH LLC
By:	Pulitzer Inc., Managing Member

	By:	/s/ Carl G. Schmidt
	Name:	Carl G. Schmidt
	Title:	Treasurer

FLAGSTAFF PUBLISHING CO.
HANFORD SENTINEL INC.
KAUAI PUBLISHING CO.
NAPA VALLEY PUBLISHING CO.
NIPC, INC.
NORTHERN LAKES PUBLISHING CO.
PANTAGRAPH PUBLISHING CO.
PULITZER MISSOURI NEWSPAPERS, INC.
PULITZER NEWSPAPERS, INC.
PULITZER TECHNOLOGIES, INC.
PULITZER UTAH NEWSPAPERS, INC. SANTA MARIA TIMES, INC. SOUTHWESTERN OREGON PUBLISHING CO. STAR PUBLISHING COMPANY YNEZ CORPORATION

By:	/s/ C. D. Waterman III
Name:	C. D. Waterman III
Title:	Secretary

FAIRGROVE LLC
By:	ST. LOUIS POST-DISPATCH LLC,
Managing Member

	By:	/s/ C. D. Waterman III
	Name:	C. D. Waterman III
	Title:	Secretary

NVPC LLC
By:	NAPA VALLEY PUBLISHING CO.,
Managing Member

	By:	/s/ C. D. Waterman III
	Name:	C. D. Waterman III
	Title:	Secretary

STL DISTRIBUTION SERVICES LLC
SUBURBAN JOURNALS OF GREATER
ST. LOUIS LLC
PULITZER NETWORK SYSTEMS LLC
By:	PULITZER INC., Managing Member

	By:	/s/ C. D. Waterman III
	Name:	C. D. Waterman III
	Title:	Secretary

HOMECHOICE, LLC
SHTP LLC
By:	PULITZER NEWSPAPERS, INC.,
Managing Member

	By:	/s/ C. D. Waterman III
	Name:	C. D. Waterman III
	Title:	Secretary

SOPC LLC
By:	SOUTHWESTERN OREGON PUBLISHING CO., Managing Member

	By:	/s/ C. D. Waterman III
	Name:	C. D. Waterman III
	Title:	Secretary

NLPC LLC
By:	NORTHERN LAKES PUBLISHING CO., Managing Member

	By:	/s/ C. D. Waterman III
	Name:	C. D. Waterman III
	Title:	Secretary

HSTAR LLC
By:	PANTAGRAPH PUBLISHING CO., Managing Member

	By:	/s/ C. D. Waterman III
	Name:	C. D. Waterman III
	Title:	Secretary

Accepted and acknowledged by:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Collateral Agent

By:	/s/ Geraldine Creswell
Name:	Geraldine Creswell
Title:	Vice President

Address for Notices:

The Bank of New York Mellon Trust Company, N.A.

Corporate Trust (Jacksonville)

Attn: Geraldine Creswell, Vice President

10161 Centurion Parkway North, 2nd Floor

Jacksonville, Florida 32256

Fax: 904-645-1921

Email: geri.creswell@bnymellon.com

31

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and delivered by its duly authorized signatory on the date first set forth above.

GRANTORS:

PULITZER INC.

By:
Name:	Carl G. Schmidt
Title:	Treasurer

ST. LOUIS POST-DISPATCH LLC,
By:	Pulitzer Inc., Managing Member

By:
Name:	Carl G. Schmidt
Title:	Treasurer

FAIRGROVE LLC

FLAGSTAFF PUBLISHING CO.

HANFORD SENTINEL INC.

HOMECHOICE, LLC

HSTAR LLC

KAUAI PUBLISHING CO.

NAPA VALLEY PUBLISHING CO

NIPC, INC.

NLPC LLC

NORTHERN LAKES PUBLISHING CO.

NVPC LLC

PANTAGRAPH PUBLISHING CO.

PULITZER MISSOURI NEWSPAPERS, INC.

PULITZER NETWORK SYSTEMS LLC

PULITZER NEWSPAPERS, INC.

PULITZER TECHNOLOGIES, INC.

PULITZER UTAH NEWSPAPERS, INC.

SANTA MARIA TIMES, INC.

SHTP LLC

SOPC LLC

SOUTHWESTERN OREGON PUBLISHING CO.

STAR PUBLISHING COMPANY STL DISTRIBUTION SERVICES LLC SUBURBAN JOURNALS OF GREATER ST. LOUIS LLC YNEZ CORPORATION

By:
Name:	C.D. Waterman III
Title:	Secretary

Accepted and acknowledged by:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Collateral Agent

By:
Name:
Title:

Address for Notices:

The Bank of New York Mellon Trust Company, N.A.

Attn: Geraldine Creswell, Asst. Treasurer

10161 Centurion Parkway, N.

Jacksonville, Florida 32256

Fax: 904-645-1921

Email: geri.creswell@bnymellon.com

SCHEDULE IA

FILING OFFICES FOR UCC FINANCING STATEMENTS

GRANTOR	FILING OFFICE
Pulitzer Inc.	Secretary of State - Delaware

Pulitzer Technologies, Inc.	Secretary of State - Delaware

St. Louis Post-Dispatch LLC	Secretary of State - Delaware

Fairgrove LLC	Secretary of State - Delaware

STL Distribution Services LLC	Secretary of State - Delaware

Suburban Journals of Greater St. Louis LLC	Secretary of State - Delaware

Pulitzer Network Systems LLC	Secretary of State - Delaware

Pulitzer Newspapers, Inc.	Secretary of State - Delaware

Flagstaff Publishing Co.	Secretary of State - Washington

Hanford Sentinel Inc.	Secretary of State - Washington

HomeChoice, LLC	Secretary of State - Utah

Kauai Publishing Co.	Secretary of State - Delaware

Napa Valley Publishing Co.	Secretary of State - Washington

NVPC LLC	Secretary of State - Delaware

Northern Lakes Publishing Co.	Secretary of State - Delaware

NLPC LLC	Secretary of State - Delaware

Pantagraph Publishing Co.	Secretary of State - Delaware

HSTAR LLC	Secretary of State - Delaware

Pulitzer Missouri Newspapers, Inc.	Secretary of State - Delaware

Pulitzer Utah Newspapers, Inc.	Secretary of State - Delaware

Santa Maria Times, Inc.	Secretary of State - Nevada

SHTP LLC	Secretary of State - Delaware

Southwestern Oregon Publishing Co.	Secretary of State - Oregon

SOPC LLC	Secretary of State - Delaware

Ynez Corporation	Secretary of State - California

NIPC, Inc.	Secretary of State - Delaware

Star Publishing Company	Secretary of State - Arizona

SCHEDULE IB

CHIEF EXECUTIVE OFFICE

GRANTOR	TAXPAYER ID NUMBER	ORGANIZATIONAL ID NUMBER	LOCATION OF GRANTOR’S CHIEF EXECUTIVE OFFICE, PRINCIPAL PLACE OF BUSINESS AND RECORDS PERTAINING TO ITS COLLATERAL
Pulitzer Inc.	[redact]	2900072	900 N. Tucker Blvd., St. Louis, MO 63101-1099

Pulitzer Technologies, Inc.	[redact]	3219438	900 N. Tucker Blvd., St. Louis, MO 63101-1099

St. Louis Post-Dispatch LLC	[redact]	3211374	900 N. Tucker Blvd., St. Louis, MO 63101-1099

Fairgrove LLC	[redact]	3324157	900 N. Tucker Blvd., St. Louis, MO 63101-1099

STL Distribution Services LLC	[redact]	3371779	900 N. Tucker Blvd., St. Louis, MO 63101-1099

Suburban Journals of Greater St. Louis LLC	[redact]	3245491	900 N. Tucker Blvd., St. Louis, MO 63101-1099

Pulitzer Network Systems LLC	[redact]	3149424	900 N. Tucker Blvd., St. Louis, MO 63101-1099

Pulitzer Newspapers, Inc.	[redact]	0317323	404 W. 3700 N., Provo, UT 84604

Flagstaff Publishing Co.	[redact]	601114945	1751 South Thompson Street, Flagstaff, AZ 86001

Hanford Sentinel Inc.	[redact]	601117400	300 E. 6th St., Hanford, CA 93232

HomeChoice, LLC	[redact]	2051812-0160	404 W. 3700 N., Provo, UT 84604

Kauai Publishing Co.	[redact]	2618275	3137 Kuhio Highway, Lihue, HI 96766

Napa Valley Publishing Co.	[redact]	601114867	1615 2nd Street, Napa, CA 94559

NVPC LLC	[redact]	3667467	1615 2nd Street, Napa, CA 94559

Northern Lakes Publishing Co.	[redact]	2618270	201 N. Harrison St. Ste. 600, Davenport, IA 52801

NLPC LLC	[redact]	3670811	201 N. Harrison St. Ste. 600, Davenport, IA 52801

Pantagraph Publishing Co.	[redact]	2062509	301 W. Washington St., Bloomington, IL 61702

GRANTOR	TAXPAYER ID NUMBER	ORGANIZATIONAL ID NUMBER	LOCATION OF GRANTOR’S CHIEF EXECUTIVE OFFICE, PRINCIPAL PLACE OF BUSINESS AND RECORDS PERTAINING TO ITS COLLATERAL
HSTAR LLC	[redact]	3755759	301 W. Washington St., Bloomington, IL 61702

Pulitzer Missouri Newspapers, Inc.	[redact]	2618272	900 N. Tucker Blvd., St. Louis, MO 63101-1099

Pulitzer Utah Newspapers, Inc.	[redact]	3856963	404 W. 3700 N., Provo, UT 84604

Santa Maria Times, Inc.	[redact]	C2869 - 1973	3200 Skyway Dr., Santa Maria, CA 93455

SHTP LLC	[redact]	3697089	404 W. 3700 N., Provo, UT 84604

Southwestern Oregon Publishing Co.	[redact]	101998-18	350 Commercial Ave., Coos Bay, OR 97420

SOPC LLC	[redact]	3690961	350 Commercial Ave., Coos Bay, OR 97420

Ynez Corporation	[redact]	C0710848	115 North H Street. Lompoc, CA 93438

NIPC, Inc.	[redact]	2618274	201 N. Harrison St. Ste. 600, Davenport, IA 52801

Star Publishing Company	[redact]	00660338	201 N. Harrison St. Ste. 600, Davenport, IA 52801

SCHEDULE IC

JURISDICTION OF ORGANIZATION

GRANTOR	JURISDICTION
Pulitzer Inc.	Delaware

Pulitzer Technologies, Inc.	Delaware

St. Louis Post-Dispatch LLC	Delaware

Fairgrove LLC	Delaware

STL Distribution Services LLC	Delaware

Suburban Journals of Greater St. Louis LLC	Delaware

Pulitzer Network Systems LLC	Delaware

Pulitzer Newspapers, Inc.	Delaware

Flagstaff Publishing Co.	Washington

Hanford Sentinel Inc.	Washington

HomeChoice, LLC	Utah

Kauai Publishing Co.	Delaware

Napa Valley Publishing Co.	Washington

NVPC LLC	Delaware

Northern Lakes Publishing Co.	Delaware

NLPC LLC	Delaware

Pantagraph Publishing Co.	Delaware

HSTAR LLC	Delaware

Pulitzer Missouri Newspapers, Inc.	Delaware

Pulitzer Utah Newspapers, Inc.	Delaware

Santa Maria Times, Inc.	Nevada

SHTP LLC	Delaware

Southwestern Oregon Publishing Co.	Oregon

SOPC LLC	Delaware

Ynez Corporation	California

NIPC, Inc.	Delaware

Star Publishing Company	Arizona

SCHEDULE ID

LOCATIONS OF COLLATERAL

GRANTOR	LOCATION(S)
Pulitzer Inc.	201 N. Harrison Street, Suite 600, Davenport, IA 52801 900 N. Tucker Blvd., St. Louis, MO 63101-1099

Pulitzer Technologies, Inc.	201 N. Harrison Street, Suite 600, Davenport, IA 52801 900 N. Tucker Blvd., St. Louis, MO 63101-1099

St. Louis Post-Dispatch LLC	201 N. Harrison Street, Suite 600, Davenport, IA 52801 900 N. Tucker Blvd., St. Louis, MO 63101-1099

Fairgrove LLC	201 N. Harrison Street, Suite 600, Davenport, IA 52801 900 N. Tucker Blvd., St. Louis, MO 63101-1099

STL Distribution Services LLC	201 N. Harrison Street, Suite 600, Davenport, IA 52801 900 N. Tucker Blvd., St. Louis, MO 63101-1099

Suburban Journals of Greater St. Louis LLC	201 N. Harrison Street, Suite 600, Davenport, IA 52801 900 N. Tucker Blvd., St. Louis, MO 63101-1099

Pulitzer Network Systems LLC	201 N. Harrison Street, Suite 600, Davenport, IA 52801 900 N. Tucker Blvd., St. Louis, MO 63101-1099

Pulitzer Newspapers, Inc.	201 N. Harrison Street, Suite 600, Davenport, IA 52801 404 W. 3700 N., Provo, UT 84604

Flagstaff Publishing Co.	201 N. Harrison Street, Suite 600, Davenport, IA 52801 1751 S. Thompson St., Flagstaff, AZ 86001

Hanford Sentinel Inc.	201 N. Harrison Street, Suite 600, Davenport, IA 52801 300 E. 6th Street, Hanford, CA 93232

HomeChoice, LLC	201 N. Harrison Street, Suite 600, Davenport, IA 52801 404 W. 3700 N., Provo, UT 84604

Kauai Publishing Co.	201 N. Harrison Street, Suite 600, Davenport, IA 52801 3137 Kuhio Highway, Lihue, HI 96766

Napa Valley Publishing Co.	201 N. Harrison Street, Suite 600, Davenport, IA 52801 1615 2nd Street, Napa, CA 94559

NVPC LLC	201 N. Harrison Street, Suite 600, Davenport, IA 52801 1615 2nd Street, Napa, CA 94559

Northern Lakes Publishing Co.	201 N. Harrison Street, Suite 600, Davenport, IA 52801

NLPC LLC	201 N. Harrison Street, Suite 600, Davenport, IA 52801

Pantagraph Publishing Co.	201 N. Harrison Street, Suite 600, Davenport, IA 52801 301 W. Washington St., Bloomington, IL 61702

HSTAR LLC	201 N. Harrison Street, Suite 600, Davenport, IA 52801 301 W. Washington St., Bloomington, IL 61702

Pulitzer Missouri Newspapers, Inc.	201 N. Harrison Street, Suite 600, Davenport, IA 52801 900 N. Tucker Blvd., St. Louis, MO 63101-1099

Pulitzer Utah Newspapers, Inc.	201 N. Harrison Street, Suite 600, Davenport, IA 52801 404 W. 3700 N., Provo, UT 84604

Santa Maria Times, Inc.	201 N. Harrison Street, Suite 600, Davenport, IA 52801 3200 Skyway Dr., Santa Maria, CA 93455

SHTP LLC	201 N. Harrison Street, Suite 600, Davenport, IA 52801 404 W. 3700 N., Provo, UT 84604

Southwestern Oregon Publishing Co.	201 N. Harrison Street, Suite 600, Davenport, IA 52801 350 Commercial Ave., Coos Bay, OR 97420

SOPC LLC	201 N. Harrison Street, Suite 600, Davenport, IA 52801 350 Commercial Ave., Coos Bay, OR 97420

Ynez Corporation	201 N. Harrison Street, Suite 600, Davenport, IA 52801 115 North H Street. Lompoc, CA 93438

NIPC, Inc.	201 N. Harrison Street, Suite 600, Davenport, IA 52801

Star Publishing Company	201 N. Harrison Street, Suite 600, Davenport, IA 52801 4850 Park Ave, Tucson, AZ 85714

SCHEDULE II

LIST OF CHATTEL PAPER, INVESTMENTS

AND INVESTMENT PROPERTY

GRANTOR	COLLATERAL
Pulitzer Inc.	98.95% interest in: St. Louis Post-Dispatch LLC STL Distribution Services LLC

100% interest in: Pulitzer Technologies, Inc. Pulitzer Newspapers, Inc. Suburban Journals of Greater St. Louis LLC Pulitzer Network Systems LLC Star Publishing Company

Limited partnership interest in:

    Sandler Capital Partners IV, L.P.

    Sandler Capital Partners IV FTE, L.P.

    Sandler Capital Partners V, L.P.

    Sandler Capital Partners V FTE, L.P.

    Sandler Capital Partners V Germany, L.P.

    21st Century Communications Partners, L.P.

    21st Century Communications T-E Partners, L.P.

    21st Century Communications Foreign Partners, L.P.

    St. Louis Equity Funds, L.P.

Minority interest in: Media Brands, L.L.C.

Pulitzer Technologies, Inc.	1.05% interest in: St. Louis Post-Dispatch LLC STL Distribution Services LLC

St. Louis Post-Dispatch LLC	100% ownership of Fairgrove LLC

Fairgrove LLC	None

STL Distribution Services LLC	None

Suburban Journals of Greater St. Louis LLC	None

Pulitzer Network Systems LLC	None

Pulitzer Newspapers, Inc.	100% interest in: Flagstaff Publishing Co. Hanford Sentinel Inc. HomeChoice, LLC

    Kauai Publishing Co.

    Napa Valley Publishing Co.

    Northern Lakes Publishing Co.

    Pantagraph Publishing Co.

    Pulitzer Missouri Newspapers, Inc.

    Pulitzer Utah Newspapers, Inc.

    Santa Maria Times, Inc.

    SHTP LLC

    Southwestern Oregon Publishing Co.

    Ynez Corporation

    NIPC, Inc.

Flagstaff Publishing Co.	None

Hanford Sentinel Inc.	None

HomeChoice, LLC	None

Kauai Publishing Co.	None

Napa Valley Publishing Co.	100% interest in NVPC LLC

NVPC LLC	None

Northern Lakes Publishing Co.	100% interest in NLPC LLC

NLPC LLC	None

Pantagraph Publishing Co.	100% interest in HSTAR LLC

HSTAR LLC	None

Pulitzer Missouri Newspapers, Inc.	None

Pulitzer Utah Newspapers, Inc.	None

Santa Maria Times, Inc.	None

SHTP LLC	None

Southwestern Oregon Publishing Co.	100% interest in SOPC LLC

SOPC LLC	None

Ynez Corporation	None

NIPC, Inc.	None

Star Publishing Company	50% interest in TNI Partners

SCHEDULE III

PATENTS, PATENT LICENSES, TRADEMARKS, TRADEMARK LICENSES,

COPYRIGHTS, COPYRIGHT LICENSES AND INTERNET DOMAIN NAMES OF THE

GRANTORS

I.	PATENTS

None

II.	TRADEMARKS

A.	Registered Federal Trademarks

Registrant	Title	Date of Registration	Registration No.
Kauai Publishing Co.	KAUAI TIMES	8/27/1996	1996707

NIPC, Inc.	NORTHERNSPORTSFAN.COM	2/6/2007	3206948

Pulitzer Inc.	100 NEEDIEST CASES	5/24/1983	1239334

	EVERYDAY	10/30/2001	2501621

	FEAST	10/16/2007	3314639

	FEAST MAGAZINE	4/26/2011	3952650

	GET OUT	5/28/1996	1976900

	ST. LOUIS POST-DISPATCH	9/17/1991	1657386

Pulitzer Newspapers, Inc.	AMERICAN CANYON EAGLE	7/18/2006	3118141

	ARIZONA DAILY SUN	12/10/2002	2659561

	FLAGSTAFF LIVE!	10/22/2002	2639764

	INSIDE NAPA VALLEY	10/22/2002	2639765

	SELMA ENTERPRISE	2/4/2003	2683717

	THE GARDEN ISLAND	10/29/2002	2643015

	THE KINGSBURG RECORDER	10/22/2002	2639773

	THE LEMOORE ADVANCE	11/5/2002	2645880

	THE NAPA VALLEY REGISTER	2/4/2003	2683714

	THE PANTAGRAPH	11/25/2003	2786223

St. Louis Post-Dispatch LLC	STL TODAY	4/15/2003	2706149

B.	Registered State Trademarks

Registrant	Mark	Date of Registration	Jurisdiction	Registration No.
Flagstaff Publishing Co.	Best of Flagstaff	9/21/1995	Arizona	36272
	99 Things To Do In Northern Arizona	2/26/1999	Arizona	42283

	We’re In The Mailing Business (design mark)	8/31/2004	Arizona	48950

Kauai Publishing Co.	The Garden Island.com	11/15/2001	Hawaii	256333

	The Garden Island.com	11/7/2001	Hawaii	256357

Pantagraph Publishing Co.	Pantagraph	12/27/2006	Illinois	096948

C.	Trademark Applications

None

III.	COPYRIGHTS

Registrant	Title	Filing Date/ Issued Date	Application/ Registration No.
Pulitzer Newspapers, Inc.	KauaiWorld.com real estate : Jan. 2002	03/28/2002	TX0005488792

	KauaiWorld.com real estate web site	04/01/2002	TX0005488795

	KauaiWorld.com real estate web site	04/01/2002	TX0005488794

Farmington Press (whose sole owner is Pulitzer Missouri Newspapers, Inc.)	Effective evaluation : models for accountability	08/11/1981	TX0000746557

Flagstaff Publishing Co.	Allegro grazioso	05/31/1991	PAu001522940

	Amazing grace : arr. for handbells	05/31/1991	PAu001522936

	Balet Anglois : Allegretto	05/31/1991	PAu001522939

	Bendemeer’s stream : folk song	05/31/1991	PAu001522935

	A Christmas trilogy	05/31/1991	PA0000563485

	Au Couvent = Cathedral prelude	05/31/1991	PAu001522948

	Danse russe : Scherzo	05/31/1991	PAu001522941

	English folk song	05/31/1991	PAu001522938

	Evening song	05/31/1991	PAu001522945

	Fantasia on Christmas carols	05/31/1991	PA0000563499

	Gavotte in B-flat : Allegro	05/31/1991	PAu001522949

	Hark, the herald angels sing	05/31/1991	PA0000563498

	Hocket	05/31/1991	PAu001522946

	Kaleidoscope : Prelude for Pentecost	05/31/1991	PAu001522937

	Kamennoi-Ostrow = Reve Angelique	05/31/1991	PAu001522947

	Lied italienischer Marinari = Italian sailor’s song	05/31/1991	PAu001522943

	Musette	05/31/1991	PAu001522944

	The Music box	05/31/1991	PA0000563486

	Pange Lingua : Sarum plainsong (mode III)	05/31/1991	PAu001522934

	Suite for handbells	05/31/1991	PAu001522950

	Tamborin	05/31/1991	PAu001522942

Lompoc Record (whose sole owner is Santa Maria Times, Inc.)	Inmate wagers his life on a new identity; USP warden fears con is manipulating US prison system	01/23/1985	TX0001570683

Pantagraph Publishing Co.	See list of serials attached hereto as Exhibit III-A

St. Louis Post-Dispatch LLC	See list of serials attached hereto as Exhibit III-B

	Saint Louis post-dispatch Type of work: Serial Issues registered: October 07 (31 issues)	05/02/2008	TX0006646973

	Saint Louis post-dispatch Type of work: Serial Issues registered: April 2008 (30 issues)	09/03/2008	TX0006665115

	Saint Louis post-dispatch Type of work: Serial Issues registered: May 2008 (31 issues)	09/03/2008	TX0006665116

	Saint Louis post-dispatch Type of work: Serial Issues registered: October 08 (31 issues)	05/03/2008	TX0006646973

	Saint Louis post-dispatch Type of work: Serial Issues registered: March 09 (31 issues)	02/23/2010	TX0006702286

Saint Louis post-dispatch Type of work: Serial Issues registered: April 09 (30 issues)	02/23/2010	TX0006702287

Saint Louis post-dispatch Type of work: Serial Issues registered: July 09 (31 issues)	03/08/2010	TX0006702264

Saint Louis post-dispatch Type of work: Serial Issues registered: August 09 (31 issues)	03/08/2010	TX0006702268

Saint Louis post-dispatch Type of work: Serial Issues registered: September 09 (30 issues)	05/05/2010	TX0006704263

Saint Louis post-dispatch Type of work: Serial Issues registered: October 09 (31 issues)	05/05/2010	TX0006704262

Saint Louis post-dispatch Type of work: Serial Issues registered: November 09 (30 issues)	03/19/2010	TX0006702449

Saint Louis post-dispatch Type of work: Serial Issues registered: December 09 (31 issues)	04/08/2010	TX0006704018

Saint Louis post-dispatch Type of work: Serial Issues registered: January 10 (31 issues)	04/30/2010	TX0006704005

Saint Louis post-dispatch Type of work: Serial Issues registered: February 10 (28 issues)	05/07/2010	TX0006703989

Saint Louis post-dispatch Type of work: Serial Issues registered: March 10 (31 issues)	05/24/2010	TX0006704110

Saint Louis post-dispatch Type of work: Serial Issues registered: April 10 (30 issues)	11/19/2010	TX0006771659

Saint Louis post-dispatch Type of work: Serial Issues registered: May 10 (31 issues)	02/01/2011	TX0006771364

Saint Louis post-dispatch	11/15/2010	TX0006771655

Type of work: Serial Issues registered: June 10 (30 issues)

	Saint Louis post-dispatch Type of work: Serial Issues registered: July 10 (31 issues)	11/15/2010	TX0006771656

	Saint Louis post-dispatch Type of work: Serial Issues registered: November 10 (30 issues)	03/14/2011	TX0006772293

	Saint Louis post-dispatch Type of work: Serial Issues registered: January 11 (31 issues)	06/31/2011	TX0006779063

	Saint Louis post-dispatch Type of work: Serial Issues registered: February 11 (29 issues)	06/31/2011	TX0006779064

	Saint Louis post-dispatch Type of work: Serial Issues: November 2007 (30 issues)	pending	pending

	Saint Louis post-dispatch Type of work: Serial Issues: December 2007 (31 issues)	pending	pending

	Saint Louis post-dispatch Type of work: Serial Issues: January 08 (31 issues)	pending	pending
Times Mirror Magazines, Inc. Sporting News Publishing Company, Pulitzer Company. St. Louis Post-Dispatch	Celebrating 70 : Mark McGwire’s historic season	11/20/1998	TX0004894995

Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company)	Candidates : a simulation game designed for use with the St. Louis Post-Dispatch	10/27/1978	TX0000136299

	Newspaper geography : learning map skills with the St. Louis post-dispatch, an independent newspaper, St. Louis globe-democrat, an independent newspaper	03/05/1981	TX0000658448

	Practical life skill activity cards : “newspaper activities corresponding to the objectives of the Missouri basic essential skills test”	10/30/1978	TX0000139435

	Brezhnev reported to have leukemia	02/21/1978	TX0000014182

Pulitzer Publishing Company (employer for hire)	“See-through” wall is invented for Jewish services	10/15/1998	TX0004751091

Saint Louis Post-Dispatch (employer for hire)	High and mighty : the flood of ‘93	01/24/1994	TX0003720674

Saint Louis Post-Dispatch/Globe Democrat	Newspapers and law-related education	10/13/1981	TX0000781663

	Newspapers and law-related education : grades 5-9	10/13/1981	TX0000781662
Saint Louis Post-Dispatch	Saint Louis post-dispatch - - the best recipes cookbook	11/14/1983	TX0001257986

Pulitzer Inc.	See list of serials attached hereto as Exhibit III-C

SEE ATTACHED EXHIBITS III-A, III-B, AND III-C

IV.	INTERNET DOMAIN NAMES

Grantors may use domain names and/or be the registrant of record for domain names that are beneficially owned by third parties that are not subject to or a part of this Agreement and therefore those domain names are not listed in this Schedule.

Grantors may own immaterial domain names that are not used and thus not included in this Schedule. Grantors may also have included immaterial domain names in this Schedule or domain names that were registered for use by third parties. Domain names are set forth in this Schedule under the subsidiaries who are their beneficial owners; however, such domain names may be formally registered to parties including: Pulitzer, Inc., St. Louis Post-Dispatch LLC, Suburban Journals of Greater St. Louis LLC, Pulitzer Newspapers, Inc., Flagstaff Publishing Co., Hanford Sentinel, Inc., Kauai Publishing Co., or Santa Maria Times, Inc.

DOMAIN NAME	BENEFICIAL OWNER
theadobepress.com	Adobe Press

arizonadailysun.com	Arizona Daily Sun

arizonadailysun.net	Arizona Daily Sun

azdailysun.com	Arizona Daily Sun

azdailysun.net	Arizona Daily Sun

azdailysun.xxx	Arizona Daily Sun

azdailysun-inserts.com	Arizona Daily Sun

azpanarama.com	Arizona Daily Sun

communitysnapshot.com	Arizona Daily Sun

directimpress.com	Arizona Daily Sun

directmailarizona.com	Arizona Daily Sun

directmailflagstaff.com	Arizona Daily Sun

directreps.com	Arizona Daily Sun

eflaglstaff.com	Arizona Daily Sun

emediatools.com	Arizona Daily Sun

exerciseflagstaff.com	Arizona Daily Sun

flaglive.com	Arizona Daily Sun

flagstaffautofinder.com	Arizona Daily Sun

flagstaffdillards.com	Arizona Daily Sun

flagstaffhomefinder.com	Arizona Daily Sun

flagstafflive.com	Arizona Daily Sun

flagstafflivemusic.com	Arizona Daily Sun

flagstafflives.com	Arizona Daily Sun

flagstaffparksandrec.com	Arizona Daily Sun

flagstaffpetidol.com	Arizona Daily Sun

flagstaffsnowday.com	Arizona Daily Sun

flagstaffwinterfest.com	Arizona Daily Sun

flagstats.com	Arizona Daily Sun

flagtube.com	Arizona Daily Sun

gcscout.com	Arizona Daily Sun

grandcanyonscout.com	Arizona Daily Sun

grannys-closet.com	Arizona Daily Sun

losetowinflagstaff.com	Arizona Daily Sun

mailstakes.com	Arizona Daily Sun

mailstakes.net	Arizona Daily Sun

Maysville-inserts.com	Arizona Daily Sun

mountainlivingmagazine.com	Arizona Daily Sun

mygrandcanyonguide.com	Arizona Daily Sun

namlm.com	Arizona Daily Sun

noazrealestatenow.com	Arizona Daily Sun

northernarizonacoupons.com	Arizona Daily Sun

northernarizonadeals.com	Arizona Daily Sun

runforyourlifeflagstaff.com	Arizona Daily Sun

sellitaz.com	Arizona Daily Sun

sellitaz.net	Arizona Daily Sun

sellitflag.com	Arizona Daily Sun

sellitflag.net	Arizona Daily Sun

sellitflagstaff.com	Arizona Daily Sun

sellitflagstaff.net	Arizona Daily Sun

thursdaysonthesquare.com	Arizona Daily Sun

todaysdealflagstaff.com	Arizona Daily Sun

yourgrandcanyonguide.com	Arizona Daily Sun

bandonwesternworld.com	Bandon Western World

westernworldnewspaper.com	Bandon Western World

business309.com	Bloomington Pantagraph

farmercityjournal.com	Bloomington Pantagraph

gibsoncitycourier.com	Bloomington Pantagraph

illpolitics.com	Bloomington Pantagraph

leroyjournal.com	Bloomington Pantagraph

mypantagraph.com	Bloomington Pantagraph

pantagraph.com	Bloomington Pantagraph

pantagraph.xxx	Bloomington Pantagraph

pantagraphautos.com	Bloomington Pantagraph

pantagraphclassifieds.com	Bloomington Pantagraph

pantagraphhomemarket.com	Bloomington Pantagraph

politicsillinois.com	Bloomington Pantagraph

tcstyle.com	Bloomington Pantagraph

theuguide.com	Bloomington Pantagraph

ufizz.net	Bloomington Pantagraph

woodcojo.com	Bloomington Pantagraph

woodfordcountyjournal.com	Bloomington Pantagraph

dailyjournalmo.com	Daily Journal

dailyjournalonline.com	Daily Journal

dailyjournalonline.xxx	Daily Journal

democratnewsonline.com	Daily Journal

farmingtonpressonline.com	Daily Journal

mydjconnection.com	Daily Journal

essentialkauai.com	Garden Island

essentialkauai.net	Garden Island

kauaibusinessreport.com	Garden Island

kauaiidol.com	Garden Island

kauaiislandnews.com	Garden Island

kauaitimes.net	Garden Island

kauaiweekend.com	Garden Island

kauaiweekender.com	Garden Island

kauaiworld.com	Garden Island

nakaoiweekend.com	Garden Island

nokaoiweekly.com	Garden Island

tgilive.com	Garden Island

thegardenisland.com	Garden Island

thegardenisland.xxx	Garden Island

thegardenislandlive.com	Garden Island

avenalprogress.com	Hanford Sentinel

centralvalleyview.com	Hanford Sentinel

coalingarecord.com	Hanford Sentinel

corcoranvoice.com	Hanford Sentinel

goldeneagleonline.com	Hanford Sentinel

hanfordsentinel.com	Hanford Sentinel

hanfordsentinel.xxx	Hanford Sentinel

hanfordvoice.com	Hanford Sentinel

homestricounty.net	Hanford Sentinel

kcvalleyview.com	Hanford Sentinel

kingscountyvoice.com	Hanford Sentinel

lasnoticiasdelvalle.com	Hanford Sentinel

lemooreadvance.net	Hanford Sentinel

lemoorevoice.com	Hanford Sentinel

naslairshow.com	Hanford Sentinel

newzcentral.com	Hanford Sentinel

niftynickel.net	Hanford Sentinel

thelemooreadvance.com	Hanford Sentinel

thetwincitytimes.com	Hanford Sentinel

kingscountybusinesssentinel.biz	Kings County Business Sentinel

kingscountybusinesssentinel.com	Kings County Business Sentinel

kingscountybusinesssentinel.net	Kings County Business Sentinel

kingsburgrecorder.com	Kingsburg Recorder

laduenews.com	Ladue News

centralcoastwheels.com	Lompoc Record

centralcoastwheelsforyou.com	Lompoc Record

lompocrecord.com	Lompoc Record

lompocrecord.xxx	Lompoc Record

amcaneagle.com	Napa Valley Register

americancanyoneagle.com	Napa Valley Register

distinctiveproperties.com	Napa Valley Register

enapavalley.com	Napa Valley Register

insidenapavalley.com	Napa Valley Register

napanews.com	Napa Valley Register

naparegister.com	Napa Valley Register

napavalleyregister.com	Napa Valley Register

napavalleyregister.xxx	Napa Valley Register

napavalleywheels.com	Napa Valley Register

pumpkination.com	Napa Valley Register

pumpkinnation.com	Napa Valley Register

searchnapa.com	Napa Valley Register

sthelenastar.com	Napa Valley Register

tiempolatino.net	Napa Valley Register

weeklycalistogan.com	Napa Valley Register

adsandbargains.com	Provo Daily Herald

asavvylife.com	Provo Daily Herald

beatthezuke.com	Provo Daily Herald

cougarblue.com	Provo Daily Herald

daily-herald.com	Provo Daily Herald

dailyutahdeals.com	Provo Daily Herald

dealsgonemobile.com	Provo Daily Herald

dealsgonemobile.info	Provo Daily Herald

dealsgonemobile.net	Provo Daily Herald

dealsgonemobile.org	Provo Daily Herald

harktheherald.com	Provo Daily Herald

heraldextra.com	Provo Daily Herald

heraldextra.xxx	Provo Daily Herald

myheraldextra.com	Provo Daily Herald

myprovo.com	Provo Daily Herald

myutah.info	Provo Daily Herald

preprallyutah.com	Provo Daily Herald

provodailyherald.com	Provo Daily Herald

provoherald.com	Provo Daily Herald

provotown.com	Provo Daily Herald

savvydealcenter.com	Provo Daily Herald

savvyshopperdeals.com	Provo Daily Herald

utahadventurer.com	Provo Daily Herald

utahmomclick.com	Provo Daily Herald

uvbid.com	Provo Daily Herald

uvcollegedeals.com	Provo Daily Herald

uvhomechoice.com	Provo Daily Herald

uvstudentdeals.com	Provo Daily Herald

wearesanpete.com	Provo Daily Herald

centralcoastsavvyshopper.com	Santa Maria Times

fromthevine.info	Santa Maria Times

fromthevine.net	Santa Maria Times

insidesmvalley.com	Santa Maria Times

periodicoeltiempo.com	Santa Maria Times

santamariatimes.com	Santa Maria Times

santamariatimes.xxx	Santa Maria Times

spacecountrytimes.com	Santa Maria Times

thetimespressrecorder.com	Santa Maria Times

welcomecentralcoast.com	Santa Maria Times

syvnews.com	Santa Ynez Valley News

selmaenterprise.com	Selma Enterprise

4posttraffic.com	St. Louis Post

900walnut.net	St. Louis Post

applypd.com	St. Louis Post

feastmag.org	St. Louis Post

feast-magazine.com	St. Louis Post

feast-magazine.net	St. Louis Post

feast-magazine.org	St. Louis Post

feaststl.com	St. Louis Post

feaststl.net	St. Louis Post

feaststl.org	St. Louis Post

localvaluesdirect.com	St. Louis Post

myp-d.com	St. Louis Post

mypostdispatch.com	St. Louis Post

mypost-dispatch.com	St. Louis Post

mystltoday.com	St. Louis Post

nowhiringstl.com	St. Louis Post

on-timetraffic.com	St. Louis Post

p4to.com	St. Louis Post

pdmarketmax.com	St. Louis Post

pdonline.com	St. Louis Post

politicalfix.com	St. Louis Post

post4trafficonline.com	St. Louis Post

postand4traffic.com	St. Louis Post

postdispatch.com	St. Louis Post

post-dispatch.com	St. Louis Post

post-dispatch.info	St. Louis Post

post-dispatchrewards.com	St. Louis Post

post-dispatchstore.com	St. Louis Post

postfortrafficonline.com	St. Louis Post

postfortrafficon-line.com	St. Louis Post

postfourtrafficonline.com	St. Louis Post

postfourtrafficon-line.com	St. Louis Post

prepsportsshow.com	St. Louis Post

ridesthemagazine.com	St. Louis Post

saintlouisdirect.com	St. Louis Post

saintlouistoday.com	St. Louis Post

sellitsaintlouis.com	St. Louis Post

stl4traffic.com	St. Louis Post

stlapply.com	St. Louis Post

stlatwork.biz	St. Louis Post

stlatwork.com	St. Louis Post

stlezads.com	St. Louis Post

stlezads.net	St. Louis Post

stlfeast.com	St. Louis Post

stlfeast.net	St. Louis Post

stlfeast.org	St. Louis Post

stlfeasts.com	St. Louis Post

stl-feasts.com	St. Louis Post

stlfeasts.net	St. Louis Post

stl-feasts.net	St. Louis Post

stlfeasts.org	St. Louis Post

stl-feasts.org	St. Louis Post

stlhealthandfitness.com	St. Louis Post

stl-iparty.com	St. Louis Post

stlmamarama.com	St. Louis Post

stlmarketplace.com	St. Louis Post

stlmomsanddads.com	St. Louis Post

stlouisatwork.biz	St. Louis Post

stlouisatwork.com	St. Louis Post

stlouisfeast.com	St. Louis Post

stlouisfeast.net	St. Louis Post

stlouisfeast.org	St. Louis Post

stlouisfeasts.com	St. Louis Post

stlouis-feasts.com	St. Louis Post

stlouisfeasts.net	St. Louis Post

stlouis-feasts.net	St. Louis Post

stlouisfeasts.org	St. Louis Post

stlouis-feasts.org	St. Louis Post

stlouisnews.com	St. Louis Post

stlouisnewspaper.com	St. Louis Post

stlouispost.com	St. Louis Post

stltoday.biz	St. Louis Post

stltoday.com	St. Louis Post

stltoday.net	St. Louis Post

stltoday.org	St. Louis Post

stltodaysucks.com	St. Louis Post

stltodaysucks.net	St. Louis Post

stltodaysucks.org	St. Louis Post

stltonight.com	St. Louis Post

thefeastin.com	St. Louis Post

thefeastin.net	St. Louis Post

thefeastin.org	St. Louis Post

thefeastsite.com	St. Louis Post

thefeastsite.net	St. Louis Post

thefeastsite.org	St. Louis Post

theliststl.com	St. Louis Post

thepostdispatchstore.com	St. Louis Post

thepost-dispatchstore.com	St. Louis Post

workingstlouis.com	St. Louis Post

yourjournal.biz	St. Louis Post

yourjournal.info	St. Louis Post-Dispatch

yournexthomestl.com	St. Louis Post-Dispatch

ampforteens.com	Suburban Journals of Greater St. Louis

archrivals.net	Suburban Journals of Greater St. Louis

claytonbusinessjournal.com	Suburban Journals of Greater St. Louis

claytonbusinessnews.com	Suburban Journals of Greater St. Louis

edwardsvillejournal.com	Suburban Journals of Greater St. Louis

ejournals.com	Suburban Journals of Greater St. Louis

granitecitypress-record.com	Suburban Journals of Greater St. Louis

hazelwood-bridgetonjournal.com	Suburban Journals of Greater St. Louis

illinoiswinepress.com	Suburban Journals of Greater St. Louis

iparty-ladue.com	Suburban Journals of Greater St. Louis

iparty-stl.com	Suburban Journals of Greater St. Louis

jeffcountyjournal.com	Suburban Journals of Greater St. Louis

kirkwoodwebsterjournal.com	Suburban Journals of Greater St. Louis

laduenews.com	Suburban Journals of Greater St. Louis

laduenews.info	Suburban Journals of Greater St. Louis

millstadtenterprise.com	Suburban Journals of Greater St. Louis

missouriwinepress.com	Suburban Journals of Greater St. Louis

mysuburbanjournal.com	Suburban Journals of Greater St. Louis

networkstlouis.com	Suburban Journals of Greater St. Louis

newsdemocratejournal.com	Suburban Journals of Greater St. Louis

newsdemocratjournal.com	Suburban Journals of Greater St. Louis

northeastcountyjournal.com	Suburban Journals of Greater St. Louis

northwestcountyjournal.com	Suburban Journals of Greater St. Louis

oakville-mehlvillejournal.com	Suburban Journals of Greater St. Louis

oldnewsboyday.com	Suburban Journals of Greater St. Louis

oldnewsboysday.com	Suburban Journals of Greater St. Louis

overland-stannjournal.com	Suburban Journals of Greater St. Louis

readjo.com	Suburban Journals of Greater St. Louis

saintlouisbestbridal.com	Suburban Journals of Greater St. Louis

savvyfamily.com	Suburban Journals of Greater St. Louis

southwestcityjournal.com	Suburban Journals of Greater St. Louis

southwestcountyjournal.com	Suburban Journals of Greater St. Louis

statsonline.com	Suburban Journals of Greater St. Louis

stclairjournal.com	Suburban Journals of Greater St. Louis

stlathlete.biz	Suburban Journals of Greater St. Louis

stlathlete.com	Suburban Journals of Greater St. Louis

stlathlete.mobi	Suburban Journals of Greater St. Louis

stlathlete.net	Suburban Journals of Greater St. Louis

stlathlete.org	Suburban Journals of Greater St. Louis

stlbestbridal.com	Suburban Journals of Greater St. Louis

st.clubbaseball.com	Suburban Journals of Greater St. Louis

stlclubsoccer.com	Suburban Journals of Greater St. Louis

stlclubsoccer.net	Suburban Journals of Greater St. Louis

stlclubsoccer.org	Suburban Journals of Greater St. Louis

stlclubsoftball.com	Suburban Journals of Greater St. Louis

stlclubsports.com	Suburban Journals of Greater St. Louis

stlclubvolleyball.com	Suburban Journals of Greater St. Louis

stlcollegesports.biz	Suburban Journals of Greater St. Louis

stlcollegesports.com	Suburban Journals of Greater St. Louis

stlcollegesports.info	Suburban Journals of Greater St. Louis

stlcollegesports.mobi	Suburban Journals of Greater St. Louis

stlcollegesports.net	Suburban Journals of Greater St. Louis

stlcollegesports.org	Suburban Journals of Greater St. Louis

stlcycsports.com	Suburban Journals of Greater St. Louis

stldriverjobs.com	Suburban Journals of Greater St. Louis

stlfeastmedia.biz	Suburban Journals of Greater St. Louis

stlfeastmedia.com	Suburban Journals of Greater St. Louis

stlfeastmedia.info	Suburban Journals of Greater St. Louis

stlfeastmedia.mobi	Suburban Journals of Greater St. Louis

stlfeastmedia.net	Suburban Journals of Greater St. Louis

stlfeastmedia.org	Suburban Journals of Greater St. Louis

stlhealthcarejobs.com	Suburban Journals of Greater St. Louis

stlhighschoolsports.biz	Suburban Journals of Greater St. Louis

stlhighschoolsports.com	Suburban Journals of Greater St. Louis

stlhighschoolsports.info	Suburban Journals of Greater St. Louis

stlhighschoolsports.mobi	Suburban Journals of Greater St. Louis

stlhighschoolsports.net	Suburban Journals of Greater St. Louis

stlhighschoolsports.org	Suburban Journals of Greater St. Louis

stlhssports.biz	Suburban Journals of Greater St. Louis

stlhssports.com	Suburban Journals of Greater St. Louis

stlhssports.info	Suburban Journals of Greater St. Louis

stlhssports.mobi	Suburban Journals of Greater St. Louis

stlhssports.net	Suburban Journals of Greater St. Louis

stlhssports.org	Suburban Journals of Greater St. Louis

stlmanufacturingjobs.com	Suburban Journals of Greater St. Louis

stlnursingjobs.com	Suburban Journals of Greater St. Louis

stlouisbestbridal.com	Suburban Journals of Greater St. Louis

stlpreps.com	Suburban Journals of Greater St. Louis

stlprosports.biz	Suburban Journals of Greater St. Louis

stlprosports.com	Suburban Journals of Greater St. Louis

stlprosports.info	Suburban Journals of Greater St. Louis

stlprosports.mobi	Suburban Journals of Greater St. Louis

stlprosports.net	Suburban Journals of Greater St. Louis

stlprosports.org	Suburban Journals of Greater St. Louis

stlsalesjobs.com	Suburban Journals of Greater St. Louis

stlsportsagency.com	Suburban Journals of Greater St. Louis

stluxe.com	Suburban Journals of Greater St. Louis

stluxury.com	Suburban Journals of Greater St. Louis

stlvarsity.com	Suburban Journals of Greater St. Louis

stlyouthsports.com	Suburban Journals of Greater St. Louis

stpetersjournal.com	Suburban Journals of Greater St. Louis

subscribesj.com	Suburban Journals of Greater St. Louis

yourjournal.com	Suburban Journals of Greater St. Louis

timespressrecorder.com	Times Press Recorder

theumpquapost.com	Umpqua Post

coastautofinder.com	World Link

florencetidings.com	World Link

heartofthedunes.com	World Link

oregoncoasthomefinder.com	World Link

oregondrift.com	World Link

southcoasthomefinder.com	World Link

theworldlink.com	World Link

theworldlink.xxx	World Link

theworldnewspaper.com	World Link

SCHEDULE IV-A

DEPOSIT ACCOUNTS, SECURITIES ACCOUNTS, AND COMMODITY ACCOUNTS

(Including Grantor, Type of Account, Account Name, Account Number,

and Name of Institution/Intermediary)

Debtor/ Grantor	Account Number	Type of Account	Account Name	Name & Address of Financial Institutions	Excluded Accounts marked with **
Pulitzer Inc.	[redacted]	Concentration		US Bank 201 W. 2nd Street Davenport, IA 52801
Pulitzer Inc.	[redacted]	Investment		US Bank 201 W. 2nd Street Davenport, IA 52801
Pulitzer Inc.	[redacted]	Asset Sale Proceeds RSV		Bank of New York Mellon One Wall Street New York, NY 10286
Flagstaff Publishing Co.	[redacted]	Depository	Arizona Daily Sun	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	**
STL Distribution Services LLC	[redacted]	Depository	STL Distribution Services LLC	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	**
Pulitzer Missouri Newspapers, Inc.	[redacted]	Depository	Daily Journal - Park Hills	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	**
Kauai Publishing Co.	[redacted]	Depository	The Garden Island - Lihue	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	**
Hanford Sentinel Inc.	[redacted]	Depository	The Sentinel -Hanford	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	**
Pulitzer Newspapers, Inc.	[redacted]	Depository	The Daily Herald - Provo	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	**

Debtor/ Grantor	Account Number	Type of Account	Account Name	Name & Address of Financial Institutions	Excluded Accounts marked with **
Santa Maria Times, Inc.	[redacted]	Depository	Santa Maria Times	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	**

Southwestern Oregon Publishing Co.	[redacted]	Depository	The World #2312 - Coos Bay	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	**

Napa Valley Publishing Co.	[redacted]	Depository	Napa Valley Publishing	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	**

Pulitzer Missouri Newspapers, Inc.	[redacted]	Depository	Daily Journal - Park Hills	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	**

Pulitzer Newspapers, Inc.	[redacted]	Depository	Daily Herald PBS	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	**

Pulitzer Newspapers, Inc.	[redacted]	Depository	Daily Herald Classified	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	**

Pulitzer Newspapers, Inc.	[redacted]	Depository	Daily Herald Circ	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	**

St. Louis Post-Dispatch LLC	[redacted]	Depository	St Louis Post Dispatch	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	**

Southwestern Oregon Publishing Co.	[redacted]	Depository	The World	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	**

Pulitzer Missouri Newspapers, Inc.	[redacted]	Depository	Daily Journal - Park Hills	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	**

Pantagraph Publishing Co.	[redacted]	Depository	Pantagraph Publishing Co.	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	**

Debtor/ Grantor	Account Number	Type of Account	Account Name	Name & Address of Financial Institutions	Excluded Accounts marked with **
St. Louis Post-Dispatch LLC	[redacted]	Depository	St Louis Post Dispatch Marketing	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	**

St. Louis Post-Dispatch LLC	[redacted]	Depository	St Louis Post Dispatch PD Online	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	**

Flagstaff Publishing Co.	[redacted]	Depository	Arizona Daily Sun	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	**

Hanford Sentinel Inc.	[redacted]	Depository	The Sentinel -Hanford	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	**

St. Louis Post-Dispatch LLC	[redacted]	Depository	St Louis Post Dispatch	US Bank Interstate 201 W. 2nd Street Davenport, IA 52801	**

Pulitzer Inc.	[redacted]	Depository	Pulitzer Circulation	US Bank 201 W. 2nd Street Davenport, IA 52801	**

Pulitzer Inc.	[redacted]	Depository	Pulitzer Advertising	US Bank 201 W. 2nd Street Davenport, IA 52801	**

Pulitzer Inc.	[redacted]	Depository	Controlled Disbursement	US Bank 201 W. 2nd Street Davenport, IA 52801	**

Hanford Sentinel Inc.	[redacted]	Depository	Hanford	Union Bank 225 W. 7th St. Hanford, CA 93230 559-582-1086 Attn: Lorena Gonzalez lorena.gonzalez@unionbank.com

Pantagraph Publishing Co.	[redacted]	Depository	Bloomington	Commerce Bank 1339 E. Empire Street Bloomington, IL 61701 Attn: Byron W. Blotcky byron.blotcky@commercebank.com

Debtor/ Grantor	Account Number	Type of Account	Account Name	Name & Address of Financial Institutions	Excluded Accounts marked with **
Kauai Publishing Co.	[redacted]	Depository	Kauai	First Hawaiian Bank PO Box 1959 Honolulu, HI 96805 Attn: John Flanigan

Pulitzer Missouri Newspapers, Inc.	[redacted]	Depository	Park Hills	First Bank 9 S Coffman PO Box P Park Hills, MO 63601 Attn: Shelley Settles, Legal Dept. 314-854-4616 shelly.settles@fbol.com	**

Santa Maria Times, Inc.	[redacted]	Depository	Santa Maria	RaboBank 519 East. Main St. PO Box 6002 Santa Maria, CA 93454 805-922-2144 Attn: Regina Ojeda regina.ojeda@rabobank.com

Flagstaff Publishing Co.	[redacted]	Depository	Arizona Daily Sun - Flagstaff	Sunwest Bank 1750 S. Woodlands Village Blvd. Flagstaff, AZ 86001 Attn: Terri Gonzales 928-213-8888

SCHEDULE IV-B

DEPOSIT ACCOUNTS AND SECURITIES ACCOUNTS

USED EXCLUSIVELY FOR PAYROLL OR EMPLOYEE TRUST ACCOUNTS

(Including Grantor, Type of Account, Account Name, Account Number,

and Name of Institution/Intermediary)

Name and Address of Depository Institution	Type and Account No.	Account-Holder

None

SCHEDULE V

COLLATERAL SUBJECT TO CERTIFICATES OF TITLE

For the Period January 1, 2012 to January 31, 2012

Asset ID	Serial Number	PIS Date	Book Cost
Company Name: Bloomington
000009.20.18	1990 GMC step van #57
	1GTKP32K9L35000892	6/1/2005	2,000

000009.20.23	1995 Ford F150 pickup truck #63-VIN 89610
	1FTEF14N6SLA89610	6/1/2005	3,000

000009.20.28	1995 Chevy step van #72-VIN 316689
	1GBKP32K8S3316689	6/1/2005	3,900

000009.20.32	1999 Chevy step van #77-VIN 304708
	1GBKP32R8X3304708	6/1/2005	6,100

000027	Automobile - 1999 Ford Taurus - 40-012-00-VIN 212208
	1FAFP53U7XG212208	6/1/2005	3,500

000038	Step Van - 2000 GMC Model TP31042 (cap #40-020-00)-VIN 323584
	5B4KP32R8Y3323584	6/1/2005	14,500

000039	Step Van - 2000 GMAC Model P31042 (cap #40-020-00)-VIN 324363
	5B4KP32R843324363	6/1/2005	14,500

211	2005 MITSUBISHI GALANT DE #34-VIN 042426
	4A3AB26F45E042426	8/1/2005	17,104

212	2005 MITSUBISHI GALANT DE #35-VIN071352
	4A3AB26F35E071352	8/1/2005	17,104

23006017	2007 WHITE FORD FREESTAR CARGO VAN - VIN 31370
	2FTZA54227BA31370	11/1/2006	17,447

23006018A	2006 WHITE FORD TAURUS-VIN 150511
	1FAFP53U26A150511	9/1/2006	13,865

23006018B	2004 GMC SAVANA 2500 - VIN 911974
	1FTGG25V241911974	11/1/2006	16,612

23007008A	2007 HYUNDAI ACCENT VIN#035185
	KMHCM36C97U035185	6/1/2007	13,822

23007008B	2007 HYUNDAI ACCENT VIN#040637
	KMHCM36CX7U040637	6/1/2007	13,822

23007008C	2007 HYUNDAI ELANTRA VIN#173676
	KMHDU46D17U173676	6/1/2007	16,738

23009006	2009 FORD FOCUS (CASH FOR CLUNKERS)
	1FAHP35N99W207961	8/1/2009	12,811

Subtotal: Bloomington (16)			186,825

Company Name: Coos Bay
000007	1991 TOYOTA BOX TRUCK-Appraised 7/1/96-VIN 023026
	JT5VN94TOM0023026	6/1/2005	900

23106006	2006 FORD E250 CARGO VAN-VIN 06199
	1FTNE24L96HA06199	12/1/2005	23,784

23109002	2008 FORD VAN
	1FTNE14W38DA91913	3/1/2009	14,577

23111001	2007 FORD E 150 CARGO VAN
	1FTNE14LX7DA63160	12/1/2010	14,884

Subtotal: Coos Bay (4)			54,145

Company Name: Flagstaff
23306004	2003 CHEVROLET ASTRO VAN-VIN 134105
	1GNEL19X93B134105	6/1/2006	14,935

Subtotal: Flagstaff (1)			14,935

Company Name: Hanford
000199	Vehicle: 1997 Chevrolet S-10 Pickup Truck -Selma Acquisition 8/7/2000-VIN 212668
	1GCCS1441VK212668	6/1/2005	1,380

000200	Vehicle: 1996 Ford Van - Selma Acquisition 8/7/2000-VIN 01713
	1FTJE34HOTHA01713	6/1/2005	1,380

000216	1999 Isuzu 15’ Van (used) - 12-001-02-VIN 002255
	JALB4B145X7002255	6/1/2005	16,740

000247	2006 FORD E250 ECONOLINE VAN-CIRC-VIN 21245
	1FTNS24L96HA21245	7/1/2005	24,534

23408005	2007 TOYOTA TACOMA P
	5TENX22N67Z454589	12/1/2007	18,367

23409003A	2008 GMC TC5500 REGULAR CAB 2WD
	1GDEC1958F413834	9/1/2009	41,975

Subtotal: Hanford (6)			104,376

Company Name: Napa Valley Publishing
000200	2000 USED GMC DELIVERY TRUCK- 14-003-02-VIN 129867
	1GDJG31R5Y1129867	6/1/2005	11,850

Subtotal: Napa Valley Publishing (1)			11,850

Company Name: Park Hills - Farmington
000034	1997 USED ECONOLINE 3/4 TON Cargo Van - 48-001-02
	1FTHS24L7VHB95620	6/1/2005	3,930

Subtotal: Park Hills - Farmington (1)			3,930

Company Name: PD - Herald
001667	1999 FORD TAURUS - VIN 239862
	1FAFP53S5XA239862	6/1/2005	1,330

Subtotal: PD - Herald (1)			1,330

Company Name: PD - PDLLC
000223.2	2004 Nissan Sentra - VIN 897881
	3N1CB51D14L897881	6/1/2005	8,232

000223.4	2004 Nissan Sentra - VIN 482860
	3N1CB51D04L482860	6/1/2005	8,232

000258.1	2005 Nissan Sentra - VIN 489327
	3N1CB51D45L489327	6/1/2005	12,219

000258.2	2005 Nissan Sentra - VIN 484550
	3N1CB51D45L484550	6/1/2005	12,219

000258.3	2005 Nissan Sentra - VIN 474196
	3N1CB51D65L474196	6/1/2005	12,219

000258.4	2005 Nissan Sentra - VIN 479073
	3N1CB51D45L479073	6/1/2005	12,219

000258.5	2005 Nissan Sentra - VIN 489061
	3N1CB51D35L489061	6/1/2005	12,219

22006016A	2006 NISSAN SENTRA - VIN 608793
	3N1CB51D36L608793	9/1/2006	14,775

22006016B	2006 NISSAN SENTRA - VIN 623355
	3N1CB51DX6L623355	9/1/2006	14,775

22006016C	2006 NISSAN SENTRA - VIN 570926
	3N1CB51D26L570926	9/1/2006	14,774

22006016D	2006 NISSAN SENTRA - VIN 582378
	3N1CB51D26L582378	9/1/2006	14,774

22006105	2006 NISSAN SENTRA - VIN 611609
	3N1CB51DX6L611609	9/1/2006	15,017

Subtotal: PD - PDLLC (12)			151,674

Company Name: PD - Pulitzer Agency
001667	1999 FORD TAURUS - VIN 239862
	1FAFP53S5XA239862	6/1/2005	1,330

Subtotal: PD - Pulitzer Agency (1)			1,330

Company Name: Provo
000395	1999 INTERNATIONAL VAN 24 FT - Lease Buy Out: Diesel Dry Van Unit 902942 - 10-011-01-VIN 234868
	1HTSCABM9YH234868	6/1/2005	22,760

1000405	1999 FORD WINDSTAR - RED W/COMPUTER HW & PRINTER
	2FMZA5141XBA48386	8/1/2005	16,445

23807004	2007 GMC DIESEL TRUCK
	1GDJ6C1347F401308	5/1/2007	69,153

Subtotal: Provo (3)			108,358

Company Name: Santa Maria
000125	1998 Ford Van Model E450-VIN 03472
	1FDXE47S7WHC03472	6/1/2005	7,480

000137	Truck (addendum) Signage-VIN 461998
	3FRNF65RX7V461998	6/1/2005	120

000271.2	1994 FORD Lompoc Acquisition - Vehicles 1/31/2001-VIN 15827
	1FTJE34HXRHC15827	6/1/2005	1,580

000323	1997 CHEVY VAN- Santa Ynez Acquisition 7/2/2004-VIN 002408
	1GCGG29R6V1002408	6/1/2005	2,430

1900605	2003 FORD DELIVERY VAN-VIN 01466
	1FDWE35LXB01466	6/1/2005	12,942

24007005	2007 FORD F650 TRUCK
	3FRNF65RX7V461998	12/1/2006	62,895

24011101	2011 WHITE F150 TRUCK
	1FTMF1CM9BFB33540	7/1/2011	25,981

Subtotal: Santa Maria (7)			113,428

GRAND TOTAL			752,181

SCHEDULE VI

COMMERICAL TORT CLAIMS

None over $100,000

SCHEDULE VII

FEDERAL GOVERNMENT CONTRACTS

None over $100,000

EXHIBIT A

FORM OF JOINDER AGREEMENT

See Attached

JOINDER AGREEMENT

TO

SECURITY AGREEMENT

Additional Grantor: Reference is made to that certain Security Agreement, dated as of [            ] (as the same may from time to time be amended, restated, supplemented or otherwise modified, the “Security Agreement”), made by Pulitzer Inc. (the “Company”), St. Louis Post-Dispatch LLC (the “Borrower”) and certain other Affiliates and Subsidiaries of the Company, each identified as Grantors therein, in favor of the Collateral Agent identified therein, on behalf and for the benefit of the Secured Parties identified therein. Capitalized terms not defined in this Joinder Agreement shall have the meanings given to them in the Security Agreement. The undersigned acknowledges and agrees it is (or, concurrently with the execution and delivery of this Joinder Agreement, will become) a Subsidiary Guarantor and that, by its execution and delivery of this Joinder Agreement to the Collateral Agent, it hereby joins, and for all purposes becomes, a Grantor under, and a party to, the Security Agreement, and does hereby, mortgage, pledge and hypothecate to the Collateral Agent, on behalf and for the benefit of the Secured Parties, and does hereby grant to the Collateral Agent, on behalf and for the benefit of the Secured Parties, a security interest in and to all of such Grantor’s respective right, title and interest in, to and under the Collateral, whether now existing or hereafter arising or acquired, and does hereby fully assume and undertake to perform, all rights, benefits, burdens, obligations and liabilities of a Grantor under the Security Agreement.

____________________, a _____________________

By: _____________________________________

Printed Name: ____________________________

Title: ___________________________________

EXHIBIT B

FORM OF NOTICE OF GRANT OF SECURITY INTEREST

IN INTELLECTUAL PROPERTY

See Attached

NOTICE OF GRANT OF SECURITY INTEREST

IN INTELLECTUAL PROPERTY

[United States Patent and Trademark Office]

[United States Copyright Office]

Ladies and Gentlemen:

Please be advised that pursuant to the Security Agreement, dated as of [            ] (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), made by Pulitzer Inc. (the “Company”), St. Louis Post-Dispatch LLC (the “Borrower”) and each of the other affiliates and subsidiaries of the Company identified as Grantors therein in favor of The Bank of New York Mellon Trust Company, in its capacity as collateral agent on behalf and for the benefit of the Secured Parties identified therein (together with its successors and assigns in such capacity, the “Collateral Agent”), the undersigned has granted a continuing security interest in, and continuing lien upon, the trademarks, trademark applications, patents, patent applications, copyrights and copyright applications, each of which is described on Schedule I attached hereto, in favor of the Collateral Agent.

The undersigned hereby acknowledges and agrees that the security interest in the foregoing intellectual property (i) may only be terminated in accordance with the terms of the Security Agreement, and (ii) is not to be construed as an assignment of any intellectual property.

Very truly yours,

GRANTOR:

[ ],
[ ]

By: _____________________________________
Name:
Title:

SCHEDULE I

I.	Trademarks:

Mark	Application/ Registration No.	Application/ Registration Date

II.	Patents:

Patent	Application/ Registration No.	Application/ Registration Date

III.	Copyrights:

Copyright	Application/ Registration No.	Application/ Registration Date

Exhibit III-A

Copyright Office printouts re “Pantagraph” Serials

Type of Work:	Serial

Title:	The pantagraph (Bloomington, IL).

Serial Publication Year:	1997

Edition:	Final ed.

Description:	microfilm

Frequency:	Daily.

Notes:	Microfilm.

Issues Registered:	Nov96 (30 issues); Claimant: the Pantagraph. Pub. 1-30 Nov96; Reg. 1997-01-10; TX0004376402
Dec96 (31 issues); Claimant: the Pantagraph. Pub. 1-31 Dec96; Reg. 1997-01-13; TX0004399559
Oct96 (30 issues) Claimant: the Pantagraph. (CO correspondence.); Pub. 1-31Oct96; Reg. 1997-02-03; TX0004419798
Sep96 (30 issues) Claimant: the Pantagraph. (CO correspondence.); Pub. 1-30Sep96; Reg. 1997-02-10; TX0004418572
Jan97 (31 issues); Claimant: the Pantagraph. Pub. 1-31Jan97; Reg. 1997-02-18; TX0004418568
Feb97 (28 issues); Claimant: the Pantagraph. Pub. 1-28Feb97; Reg. 1997-03-28; TX0004453023
Mar97 (31 issues); Claimant: the Pantagraph. Pub. 1-31Mar97; Reg. 1997-04-10; TX0004458800
Apr97 (30 issues); Claimant: the Pantagraph. Pub. 1-30Apr97; Reg. 1997-05-12; TX0004512962
May97 (31 issues); Claimant: the Pantagraph. Pub. 1-31May97; Reg. 1997-06-09; TX0004491703
Jun97 (30 issues); Claimant: the Pantagraph. Pub. 1-30Jun97; Reg. 1997-08-04; TX0004519477
Jul97 (31 issues); Claimant: the Pantagraph. Pub. 1-31Jul97; Reg. 1997-08-14; TX0004520988
Aug97 (31 issues); Claimant: the Pantagraph. Pub. 1-31Aug97; Reg. 1997-09-16; TX0004536239
Sep97 (30 issues); Claimant: the Chronicle Publishing Company. Pub. 1-30Sep97; Reg. 1997-10-09; TX0004548879
Oct97 (31 issues); Claimant: the Chronicle Publishing Company. Pub. 1-31Oct97; Reg. 1997-11-14; TX0004569495
Nov97 (30 issues); Claimant: the Chronicle Publishing Company. Pub. 1-30Nov97; Reg. 1997-12-11; TX0004593053

Names:	Chronicle Publishing Company Pantagraph

Type of Work:	Serial

Title:	The pantagraph (Bloomington, IL).

Serial Publication Year:	1996

Edition:	Final ed.

Description:	microfilm

Frequency:	Daily.

Notes:	Microfilm.

Copyright Claimant:	Pantagraph.

Issues Registered:	Dec95 (30 issues); Pub. 1-31Dec95; Reg. 1996-01-03; TX0004181180
Jan96 (31 issues); Pub. 1-31Jan96; Reg. 1996-02-02; TX0004184982
Feb96 (29 issues); Pub. 1-29Feb96; Reg. 1996-03-18; TX0004161551
Mar96 (31 issues); Pub. 1-31Mar96; Reg. 1996-04-09; TX0004211579
Apr96 (30 issues); Pub. 1-30Apr96; Reg. 1996-05-06; TX0004224975
May96 (31 issues); Pub. 1-31May96; Reg. 1996-06-10; TX0004273622
Jun96 (30 issues); Pub. 1-30Jun96; Reg. 1996-07-08; TX0004301676
Jul96 (31 issues); Pub. 1-31Jul96; Reg. 1996-08-12; TX0004306889
Aug96 (31 issues); Pub. 1-31Aug96; Reg. 1996-09-12; TX0004320534

Names:	Pantagraph
Chronicle Publishing Company

Type of Work:	Serial

Application Title:	The pantagraph.

Title:	The pantagraph (Bloomington, IL).

Serial Publication Year:	1995

Edition:	Final ed.

Description:	microfilm

Frequency:	Daily.

Notes:	Microfilm.

Issues Registered:	Jan95 (31 issues); Claimant: Chronicle Publishing Company. Pub. 1-31Jan95; Reg. 1995-03-08; TX0004101341
May95 (31 issues); Claimant: Chronicle Publishing Company. Pub. 1-31May95; Reg. 1995-06-22; TX0004150580
Jun95 (30 issues); Claimant: Chronicle Publishing Company. Pub. 1-30Jun95; Reg. 1995-08-09; TX0004150587
Jul95 (31 issues); Claimant: Chronicle Publishing Company. Pub. 1-31Jul95; Reg. 1995-08-25; TX0004101884
Aug95 (31 issues); Claimant: Chronicle Publishing Company. Pub. 1-31Aug95; Reg. 1995-09-27; TX0004101856
Sep95 (30 issues); Claimant: Pantagraph. Pub. 1-30Sep95; Reg. 1995-11-06; TX0004152106
Oct95 (31 issues); Claimant: Pantagraph. Pub. 1-31Oct95; Reg. 1995-12-11; TX0004166026

Nov95 (30 issues); Claimant: Pantagraph. Pub. 1-30Nov95; Reg. 1995-12-13; TX0004156397

Names:	Chronicle Publishing Company. Pantagraph
Chronicle Publishing Company

Type of Work:	Serial

Title:	The pantagraph, Bloomington, IL.

Serial Publication Year:	1994

Edition:	Final ed.

Description:	microfilm

Frequency:	Daily.

Notes:	Microfilm.

Issues Registered:	Nov93 (30 issues); Claimant: Pantagraph. Pub. 1-30Nov93; Reg. 1994-01-31; TX0003754643
Dec93 (31 issues); Claimant: Pantagraph. Pub. 1-31Dec93; Reg. 1994-01-31; TX0003754699
Feb94 (28 issues); Claimant: Pantagraph. Pub. 1-28Feb94; Reg. 1994-04-04; TX0003773868
Mar94 (31 issues); Claimant: Pantagraph. Pub. 1-31Mar94; Reg. 1994-04-25 TX0003774474
Apr94 (30 issues); Claimant: Pantagraph. Pub. 1-30Apr94; Reg. 1994-06-06; TX0003915914
May94 (31 issues); Claimant: Chronicle Publishing Company. Pub. 1-31May94; Reg. 1994-07-05; TX0003863642
Jun94 (30 issues); Claimant: Pantagraph, a division of The Chronicle Publishing Company. Pub. 1-30Jun94; Reg. 1994-08-08; TX0003909671
Jul94 (31 issues); Claimant: Chronicle Publishing Company. Pub. 1-31Jul94; Reg. 1994-08-31; TX0003915904
Aug94 (31 issues); Claimant: Chronicle Publishing Company. Pub. 1-31Aug94; Reg. 1994-09-29; TX0003915956
Sep94 (30 issues); Claimant: Chronicle Publishing Company. Pub. 1-30Sep94; Reg. 1994-11-17; TX0003946933
Oct94 (31 issues); Claimant: Chronicle Publishing Company. Pub. 1-31Oct94; Reg. 1994-11-30; TX0003949036

Names:	Chronicle Publishing Company. Pantagraph Chronicle Publishing Company Pantagraph

Type of Work:	Serial

Title:	The pantagraph, Bloomington, IL.

Serial Publication Year:	1993

Edition:	Final ed.

Description:	microfilm

Frequency:	Daily.

Notes:	Microfilm.

Copyright Claimant:	Pantagraph.

Issues Registered:	Dec92 (31 issues); Pub. 1-31Dec92; Reg. 1993-02-10; TX0003527412
Feb93 (28 issues); Pub. 1-28Feb93; Reg. 1993-03-24; TX0003629829
Mar93 (31 issues); Pub. 1-31Mar93; Reg. 1993-04-29; TX0003629842
Jan93 (31 issues); Pub. 1-31Jan93; Reg. 1993-04-30; TX0003562111
Apr93 (30 issues); Pub. 1-30Apr93; Reg. 1993-06-01; TX0003562119
May93 (31 issues); Pub. 1-31May93; Reg. 1993-06-25; TX0003629844
Jun93 (30 issues); Pub. 1-30Jun93; Reg. 1993-07-19; TX0003630172
Jul93 (31 issues); Pub. 1-31Jul93; Reg. 1993-09-16; TX0003694384
Aug93 (31 issues); Pub. 1-31Aug93; Reg. 1993-11-15; TX0003694326
Sep93 (30 issues); Pub. 1-30Sep93; Reg. 1993-11-15; TX0003694336
Oct93 (31 issues); Pub. 1-31Oct93; Reg. 1993-12-10; TX0003703644

Names:	Pantagraph

Exhibit III-B

Copyright Office printout re St Louis Post-Dispatch serials

Type of Work:	Serial

Title:	Saint Louis post-dispatch.

Title Qualifier:	Includes The Saint Charles (Mo.) post

Serial Publication Year:	2010

Description:	microfilm

Frequency:	Daily except day following some holidays.

Notes:	Microfilm.
Monday through Friday, it includes: The Saint Charles (Mo.) post.

Copyright Claimant:	Saint Louis Post-Dispatch.

Authorship on Application:	Saint-Louis Post-Dispatch, employer for hire.

Issues Registered:	Dec10 (31 issues) Pub. 1-31Dec10; Reg. 2011-03-14; TX0006772913

Other Title:	The Saint Charles (Mo.) post

Names:	Saint Louis Post-Dispatch

Type of Work:	Serial

Title:	Saint Louis post-dispatch.

Title Qualifier:	Includes The Saint Charles (Mo.) post

Serial Publication Year:	2009

Description:	microfilm

Frequency:	Daily except day following some holidays.

Notes:	Microfilm.
Monday through Friday, it includes: The Saint Charles (Mo.) post.

Copyright Claimant:	Saint Louis Post-Dispatch.

Authorship on Application:	Saint-Louis Post-Dispatch, employer for hire.

Issues Registered:	Jan09 (31 issues) Pub. 1-31Jan09; Reg. 2010-02-23; TX0006701721
Feb09 (28 issues) Pub. 1-28Feb09; Reg. 2010-02-23; TX0006701720
May09 (31 issues) Pub. 1-31May09; Reg. 2010-02-26; TX0006701705
Jun09 (30 issues) Pub. 1-30Jun09; Reg. 2010-02-26; TX0006701703

Other Title:	The Saint Charles (Mo.) post

Names:	Saint Louis Post-Dispatch

Type of Work:	Serial

Title:	Saint Louis post-dispatch.

Title Qualifier:	Includes The Saint Charles ( Mo.) post

Serial Publication Year:	2008

Description:	microfilm

Frequency:	Daily except day following some holidays.

Notes:	Microfilm.
Monday through Friday, it includes: The Saint Charles (Mo.) post.

Copyright Claimant:	Saint Louis Post-Dispatch.

Authorship on Application:	Saint-Louis Post-Dispatch, employer for hire.

Issues Registered:	Feb08 (29 issues) Pub. 1-29Feb08; Reg. 2008-08-19; TX0006662636
Mar08 (31 issues) Pub. 1-31Mar08; Reg. 2008-08-19; TX0006662631

Jun08 (30 issues) Pub. 1-30Jun08; Reg. 2008-11-06; TX0006664659
Jul08 (31 issues) Pub. 1-31Jul08; Reg. 2008-10-10; TX0006665200
Aug08 (31 issues) Pub. 1-31Aug08; Reg. 2008-03-19; TX0006631686
Sep08 (30 issues) Pub. 1-30Sep08; Reg. 2009-03-19; TX0006679613
Oct08 (31 issues) Pub. 1-31Oct08; Reg. 2009-03-19; TX0006631646
Nov08 (30 issues) Pub. 1-30Nov08; Reg. 2008-09-03; TX0006665114
Nov08 (30 issues) Pub. 1-30Nov08; Reg. 2009-06-30; TX0006680132
Dec08 (31 issues) Pub. 1-31Dec08; Reg. 2009-06-30; TX0006680131

Other Title:	The Saint Charles (Mo.) post

Names:	Saint Louis Post-Dispatch

Type of Work:	Serial

Title:	Saint Louis post-dispatch.

Title Qualifier:	Includes The Saint Charles (Mo.) post

Serial Publication Year:	2007

Description:	microfilm

Frequency:	Daily except day following some holidays.

Notes:	Microfilm.
Monday through Friday, it includes: The Saint Charles (Mo.) post.

Copyright Claimant:	Saint Louis Post-Dispatch.

Authorship on Application:	Saint-Louis Post-Dispatch, employer for hire.

Issues Registered:	Jan07 (28 issues) Pub. 1-31Jan07; Reg. 2007-04-19; TX0006613950
Feb07 (28 issues) Pub. 1-28Feb07; Reg. 2007-06-20; TX0006587939
Apr07 (30 issues) Pub. 1-30Apr07; Reg. 2007-09-25; TX0006630392
May07 (28 issues) Pub. 1-31May07; Reg. 2007-09-25; TX0006630346
Jun07 (30 issues) Pub. 1-30Jun07; Reg. 2007-09-25; TX0006630455
Jul07 (31 issues) Pub. 1-31Jul07; Reg. 2008-01-03; TX0006645705
Aug07 (31 issues) Pub. 1-31Aug07; Reg. 2008-05-02; TX0006646978
Sep07 (30 issues) Pub. 1-30Sep07; Reg. 2008-05-06; TX0006662391

Other Title:	The Saint Charles (Mo.) post

Names:	Saint Louis Post-Dispatch

Type of Work:	Serial

Title:	Saint Louis post-dispatch.

Title Qualifier:	Includes The Saint Charles (Mo.) post

Serial Publication Year:	2006

Description:	microfilm

Frequency:	Daily except day following some holidays.

Notes:	Microfilm.
Monday through Friday, it includes: The Saint Charles (Mo.) post.

Copyright Claimant:	Saint Louis Post-Dispatch.

Authorship on Application:	Saint-Louis Post-Dispatch, employer for hire.

Issues Registered:	Nov05 (30 issues); Pub. 1-30Nov05; Reg. 2006-03-24; TX0006330118
Dec05 (31 issues); Pub. 1-31Dec05; Reg. 2006-04-27; TX0006334966
Jan06 (31 issues); Pub. 1-31Jan06; Reg. 2006-05-01; TX0006344701
Feb06 (28 issues); Pub. 1-28Feb06; Reg. 2006-05-26; TX0006353937
Mar06 (31 issues); Pub. 1-31Mar06; Reg. 2006-06-22; TX0006422177
Jun06 (30 issues); Pub. 1-30Jun06; Reg. 2007-04-12; TX0006550458
Jul06 (31 issues); Pub. 1-31Jul06; Reg. 2006-11-13; TX0006661267
Aug06 (31 issues); Pub. 1-31Aug06; Reg. 2007-04-12; TX0006550552
Sep06 (30 issues); Pub. 1-30Sep06; Reg. 2007-04-12; TX0006550567
Oct06 (31 issues); Pub. 1-31Oct06; Reg. 2007-04-12; TX0006550498
Nov06 (30 issues); Pub. 1-30Nov06; Reg. 2007-02-27; TX0006550485
Dec06 (31 issues); Pub. 1-31Dec06; Reg. 2007-03-19; TX0006550545

Other Title:	The Saint Charles (Mo.) post

Names:	Saint Louis Post-Dispatch

Type of Work:	Serial

Title:	Saint Louis post-dispatch.

Title Qualifier:	Includes The Saint Charles (Mo.) post

Serial Publication Year:	2005

Description:	microfilm

Frequency:	Daily except day following some holidays.

Notes :	Microfilm.
Monday through Friday, it includes: The Saint Charles (Mo.) post.

Copyright Claimant:	Saint Louis Post-Dispatch.

Authorship on Application:	Saint-Louis Post-Dispatch, employer for hire.

Issues Registered:	Sep04 (30 issues); Pub. 1-30Sep04; Reg. 2005-01-28; TX0006211094
Oct04 (31 issues); Pub. 1-31Oct04; Reg. 2005-01-28; TX0006211118
Aug04 (31 issues); Pub. 1-31Aug04; Reg. 2005-03-16; TX0006211117
Jan05 (31 issues); Pub. 1-31Jan05; Reg. 2005-06-24; TX0006237263
Feb05 (28 issues); Pub. 1-28Feb05; Reg. 2005-06-24; TX0006332310
Mar05 (31 issues); Pub. 1-31Mar05; Reg. 2005-06-30; TX0006215820
Nov04 (30 issues); Pub. 1-30 Nov04; Reg. 2005-08-11; TX0006197962
Dec04 (31 issues); Pub. 1-31 Dec04; Reg. 2005-08-11; TX0006197961
Oct05 (31 issues); Pub. 1-31Oct05; Reg. 2005-09-27; TX0006331227
Apr05 (30 issues); Pub. 1-30Apr05; Reg. 2005-11-14; TX0006332308
May05 (31 issues); Pub. 1-31May05; Reg. 2005-11-14; TX0006285656
Jun05 (30 issues); Pub. 1-30 Jun05; Reg. 2005-12-30; TX0006290960
Jul05 (31 issues); Pub. 1-31Jul05; Reg. 2005-12-30; TX0006290970
Aug05 (31 issues); Pub. 1-31Aug05; Reg. 2005-12-30; TX0006299088
Sep05 (30 issues); Pub. 1-30Sep05; Reg. 2005-12-30; TX0006290961

Other Title:	The Saint Charles (Mo.) post

Names:	Saint Louis Post-Dispatch

Type of Work:	Serial

Title:	Saint Louis post-dispatch.

Title Qualifier:	Includes The Saint Charles (Mo.) post

Serial Publication Year:	2004

Description:	microfilm

Frequency:	Daily except day following some holidays.

Notes:	Microfilm.
Monday through Friday, it includes: The Saint Charles (Mo.) post.

Copyright Claimant:	Saint Louis Post-Dispatch.

Authorship on Application:	Saint-Louis Post-Dispatch, employer for hire.

Issues Registered:	Sep03 (30 issues); Pub. 1-30Sep03; Reg. 2004-02-13; TX0005902665
Oct03 (31 issues); Pub. 1-31Oct03; Reg. 2004-02-13; TX0005902669
Dec03 (31 issues); Pub. 1-31Dec03; Reg. 2004-05-04; TX0005964850
Jan04 (31 issues); Pub. 1-31Jan04; Reg. 2004-05-04; TX0005964849
Feb04 (29 issues); Pub. 1-29Feb04; Reg. 2004-10-07; TX0006052639
Mar04 (31 issues); Pub. 1-31Mar04; Reg. 2004-10-07; TX0006069425
Apr04 (30 issues); Pub. 1-30Apr04; Reg. 2004-10-07; TX0006069423
Jun04 (30 issues); Pub. 1-30Jun04; Reg. 2004-10-07; TX0006069424

Other Title:	The Saint Charles (Mo.) post

Names:	Saint Louis Post-Dispatch

Type of Work:	Serial

Title:	Saint Louis post-dispatch.

Title Qualifier:	Includes The Saint Charles (Mo.) post

Serial Publication Year:	2003

Description:	microfilm

Frequency:	Daily except day following some holidays.

Notes:	Microfilm.
Monday through Friday, it includes: The Saint Charles (Mo.) post.

Copyright Claimant:	Saint Louis Post-Dispatch.

Authorship on Application:	Saint-Louis Post-Dispatch, employer for hire.

Issues Registered:	Apr03 (30 issues) (CO correspondence.); Pub. 1-30Apr03; Reg. 2003-08-04; TX0005892260
May03 (31 issues) (CO correspondence.); Pub. 1-31May03; Reg. 2003-08-04; TX0005892257
Jun03 (30 issues) (CO correspondence.); Pub. 1-30Jun03; Reg. 2003-08-04; TX0005892258
Jul03 (31 issues) (CO correspondence.); Pub. 1-31Jul03; Reg. 2003-08-04; TX0005892259

Aug 03 (31 issues); Pub. 1-31Aug03; Reg. 2003-12-13; TX0005983568

Other Title:	The Saint Charles (Mo.) pest

Names:	Saint Louis Post-Dispatch

Exhibit III-C

To Security Agreement

(Pulitzer Inc. Copyright Serials)

Type of Work:	Serial

Title:	Saint Louis post-dispatch.

Title Qualifier:	Includes The Saint Charles (Mo.) post

Serial Publication Year:	1992

Description:	microfilm

Frequency:	Daily except day following some holidays.

Notes:	Microfilm.
Monday through Friday, it includes: The Saint Charles (Mo.) post.

Authorship on Application:	Saint-Louis Post-Dispatch, employer for hire.

Copyright Note:	No issues recorded for year

Other Title:	The Saint Charles (Mo.) post

Names:	Saint Louis Post-Dispatch
Pulitzer Publishing Company.

Type of Work:	Serial

Application Title:	Saint Louis post-dispatch (and The Saint Charles post)

Title:	Saint Louis post-dispatch.

Title Qualifier:	Includes The Saint Charles ( Mo.) post

Serial Publication Year:	1982

Description:	microfilm

Frequency:	Daily except day following some holidays.

Notes:	Microfilm.
Monday through Friday, it includes: The Saint Charles (Mo.) post.

Authorship on Application:	Saint Louis Post-Dispatch, employer for hire.

Copyright Note:	No issues recorded for year

Other Title:	The Saint Charles (Mo.) post

Names:	Saint Louis Post-Dispatch
Pulitzer Publishing Company.

Type of Work:	Serial

Application Title:	Saint Louis post-dispatch (and The Saint Charles post)

Title:	The Saint Charles (Mo.) post.

Serial Publication Year:	1979

Description:	print material.

Frequency:	Daily except Saturday & Sunday.

Notes:	The Saint Charles County ed. of The Saint Louis post-dispatch.

Copyright Claimant:	Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company)

Authorship on Application:	Saint Louis Post-Dispatch, employer for hire.

Issues Registered:	15Jan79. Created 1979; Pub. 1979-01-15; Reg. 1979-01-30; TX0000184431

16Jan79. Created 1979; Pub. 1979-01-16; Reg. 1979-01-30; TX0000181963

17Jan79. Created 1979; Pub. 1979-01-17; Reg. 1979-01-30; TX0000184427

18Jan79. Created 1979; Pub. 1979-01-18; Reg. 1979-01-30; TX0000175533

19Jan79. Created 1979; Pub. 1979-01-19; Reg. 1979-01-30; TX0000184428

22Jan79. Created 1979; Pub. 1979-01-22; Reg. 1979-02-02; TX0000179719

23Jan79. Created 1979; Pub. 1979-01-23; Reg. 1979-02-02; TX0000179713

24Jan79. Created 1979; Pub. 1979-01-24; Reg. 1979-02-02; TX0000179714

25Jan79. Created 1979; Pub. 1979-01-25; Reg. 1979-02-02; TX0000179715

26Jan79. Created 1979; Pub. 1979-01-26; Reg. 1979-02-02; TX0000179716

29Jan79. Created 1979; Pub. 1979-01-29; Reg. 1979-02-12; TX0000189475

30Jan79. Created 1979; Pub. 1979-01-30; Reg. 1979-02-12; TX0000193278

31Jan79. Created 1979; Pub. 1979-01-31; Reg. 1979-02-12; TX0000189476

1Feb79. Created 1979; Pub. 1979-02-01; Reg. 1979-02-12; TX0000193274

2Feb79. (C.O. correspondence.) Created 1979; Pub. 1979-02-02; Reg. 1979-02-12; TX0000340121

5Feb79. Created 1979; Pub. 1979-02-05; Reg. 1979-02-23; TX0000197823

6Feb79. Created 1979; Pub. 1979-02-06; Reg. 1979-02-23; TX0000197821

7Feb79. Created 1979; Pub. 1979-02-07; Reg. 1979-02-23; TX0000197822

8Feb79. Created 1979; Pub. 1979-02-08; Reg. 1979-02-23; TX0000193277

9Feb79. Created 1979; Pub. 1979-02-09; Reg. 1979-02-23; TX0000193276

12Feb79. Created 1979; Pub. 1979-02-12; Reg. 1979-02-26; TX0000193283

13Feb79. Created 1979; Pub. 1979-02-13; Reg. 1979-02-26; TX0000197819

14Feb79. Created 1979; Pub. 1979-02-14; Reg. 1979-02-26; TX0000193282

15Feb79. Created 1979; Pub. 1979-02-15; Reg. 1979-02-26; TX0000193280

16Feb79. Created 1979; Pub. 1979-02-16; Reg. 1979-02-26; TX0000197820

19Feb79. Created 1979; Pub. 1979-02-19; Reg. 1979-03-02, TX0000197830

20Feb79. Created 1979; Pub. 1979-02-20; Reg. 1979-03-02; TX0000197829

21Feb79. Created 1979; Pub. 1979-02-21; Reg. 1979-03-02; TX0000197828

22Feb79. Created 1979; Pub. 1979-02-22; Reg. 1979-03-02; TX0000197826

23Feb79. Created 1979; Pub. 1979-02-23; Reg. 1979-03-02, TX0000197827

26Feb79. Created 1979; Pub. 1979-02-26; Reg. 1979-03-08; TX0000197837

27Feb79. Created 1979; Pub. 1979-02-27; Reg. 1979-03-08; TX0000197836

28Feb79. Created 1979; Pub. 1979-02-28; Reg. 1979-03-08; TX0000197835

1Mar79. Created 1979; Pub. 1979-03-01; Reg. 1979-03-08; TX0000197834

2Mar79. Created 1979; Pub. 1979-03-02; Reg. 1979-03-08; TX0000197833

5Mar79. Created 1979; Pub. 1979-03-05; Reg. 1979-03-16; TX0000205847

6Mar79. Created 1979; Pub. 1979-03-06; Reg. 1979-03-16; TX0000205848

7Mar79. Created 1979; Pub. 1979-03-07; Reg. 1979-03-16; TX0000205849

8Mar79. Created 1979; Pub. 1979-03-08; Reg. 1979-03-16; TX0000205850

9Mar79. Created 1979; Pub. 1979-03-09; Reg. 1979-03-16; TX000020585

12Mar79. Created 1979; Pub. 1979-03-12; Reg. 1979-03-23; TX0000213475

13Mar79. Created 1979; Pub. 1979-03-13; Reg. 1979-03-23; TX0000213476

14Mar79. Created 1979; Pub. 1979-03-14; Reg. 1979-03-23; TX0000213470

15Mar79. Created 1979; Pub. 1979-03-15; Reg. 1979-03-23; TX0000213471

16Mar79. Created 1979; Pub. 1979-03-16; Reg. 1979-03-23; TX0000213472

19Mar79. Created 1979; Pub. 1979-03-19; Reg. 1979-04-02; TX0000236426

20Mar79. Created 1979; Pub. 1979-03-20; Reg. 1979-04-02; TX0000209602

21Mar79. Created 1979; Pub. 1979-03-21; Reg. 1979-04-02; TX0000213469

22Mar79. Created 1979; Pub. 1979-03-22; Reg. 1979-04-02; TX0000213478

23Mar79. Created 1979; Pub. 1979-03-23; Reg. 1979-04-02; TX0000213477

26Mar79. Created 1979; Pub. 1979-03-26; Reg. 1979-04-09; TX0000218764

27Mar79. Created 1979; Pub. 1979-03-27; Reg. 1979-04-09 TX0000218761

28Mar79. Created 1979; Pub. 1979-03-28; Reg. 1979-04-09; TX0000218762

29Mar79. Created 1979; Pub. 1979-03-29; Reg. 1979-04-09; TX0000218763

30Mar79. Created 1979; Pub. 1979-03-30; Reg. 1979-04-09; TX0000218765

2Apr79. Created 1979; Pub. 1979-04-02; Reg. 1979-08-17; TX0000307776

3Apr79. Created 1979; Pub. 1979-04-03; Reg. 1979-08-17; TX0000307775

4Apr79. Created 1979; Pub. 1979-04-04; Reg. 1979-08-17; TX0000307771

5Apr79. Created 1979; Pub. 1979-04-05; Reg. 1979-08-17 TX0000307774

6Apr79. Created 1979; Pub. 1979-04-06; Reg. 1979-08-17; TX0000307773

9Apr79. Created 1979; Pub. 1979-04-09; Reg. 1979-04-23; TX0000232980

10Apr79. Created 1979; Pub. 1979-04-10; Reg. 1979-04-23; TX0000232986

11Apr79. Created 1979; Pub. 1979-04-11; Reg. 1979-04-23; TX0000232981

12Apr79. Created 1979; Pub. 1979-04-12; Reg. 1979-04-23; TX0000232982

13Apr79. Created 1979; Pub. 1979-04-13; Reg. 1979-04-23; TX0000232984

16Apr79. Created 1979; Pub. 1979-04-16; Reg. 1979-04-30; TX0000244018

17Apr79. Created 1979; Pub. 1979-04-17; Reg. 1979-04-30; TX0000244014

18Apr79. (C.O. correspondence.) Created 1979; Pub 1979-04-18; Reg. 1979-04-30; TX0000244017

19Apr79. Created 1979; Pub. 1979-04-19; Reg. 1979-04-30; TX0000244016 .

20Apr79. Created 1979; Pub. 1979-04-20; Reg. 1979-04-30; TX0000244015

23Apr79. Created 1979; Pub. 1979-04-23; Reg. 1979-05-07; TX0000232992

24Apr79. Created 1979; Pub. 1979-04-24; Reg. 1979-05-07; TX0000232988

25Apr79. Created 1979; Pub. 1979-04-25; Reg. 1979-05-07; TX0000232989

26Apr79. Created 1979; Pub. 1979-04-26; Reg. 1979-05-07; TX0000232990

27Apr79. Created 1979; Pub. 1979-04-27; Reg. 1979-05-07; TX0000232991

30Apr79. Created 1979; Pub. 1979-04-30; Reg. 1979-05-11; TX0000241311

lMay79. Created 1979; Pub. 1979-05-01; Reg. 1979-05-11; TX0000241310

2May79. Created 1979; Pub. 1979-05-02; Reg. 1979-05-11; TX0000241308

3May79. Created 1979; Pub. 1979-05-03; Reg. 1979-05-11; TX0000241309

4May79. Created 1979; Pub. 1979-05-04; Reg. 1979-05-11; TX0000241307

7May79. Created 1979; Pub. 1979-05-07; Reg. 1979-05-21; TX0000241303

8May79. Created 1979; Pub. 1979-05-08; Reg. 1979-05-21; TX0000241302

9May79. dCR 1979; Pub. 1979-05-09; Reg. 1979-05-21; TX0000241298

10May79. Created 1979; Pub. 1979-05-10; Reg. 1979-05-21; TX0000241299

11May79. Photocopy deposited. (C.O. correspondence.) Created 1979; Pub. 1979-05-11; Reg. 1979-11-14; TX0000373304

14May79. Created 1979; Pub. 1979-05-14; Reg. 1979-05-29; TX0000254586

15May79. Created 1979; Pub. 1979-05-15; Reg. 1979-05-29; TX0000254585

16May79. Created 1979; Pub. 1979-05-16; Reg. 1979-05-29; TX0000254584

17May79. Created 1979; Pub. 1979-05-17; Reg. 1979-05-29; TX0000254589

18May79. Created 1979; Pub. 1979-05-18; Reg. 1979-05-29; TX0000254590

21May79. Created 1979; Pub. 1979-05-21; Reg. 1979-06-06; TX0000254591

22May79. Created 1979; Pub. 1979-05-22; Reg. 1979-06-06; TX0000316433

23May79. Created 1979; Pub. 1979-05-23; Reg. 1979-06-06; TX0000254593

24May79. Created 1979; Pub. 1979-05-24; Reg. 1979-06-06; TX0000254594

25May79. Created 1979; Pub. 1979-05-25; Reg. 1979-06-06; TX0000262102

29May79. Created 1979; Pub. 1979-05-29; Reg. 1979-06-11; TX0000275451

30May79. Created 1979; Pub. 1979-05-30; Reg. 1979-06-11; TX0000275450

4Jun79. Created 1979; Pub. 1979-06-04; Reg. 1979-06-18; TX0000271689

5Jun79. Created 1979; Pub. 1979-06-05; Reg. 1979-06-18; TX0000271688

6Jun79. Created 1979; Pub. 1979-06-06; Reg. 1979-06-18; TX0000271687

7Jun79. Created 1979; Pub. 1979-06-07; Reg. 1979-06-18; TX0000271677

8Jun79. Created 1979; Pub. 1979-06-08; Reg. 1979-06-18; TX0000271676

11Jun79. Created 1979; Pub. 1979-06-11; Reg. 1979-06-22; TX0000271690

12Jun79. Created 1979; Pub. 1979-06-12; Reg. 1979-06-22; TX0000271680

13Jun79. Created 1979; Pub. 1979-06-13; Reg. 1979-06-22; TX0000271681

14Jun79. Created 1979; Pub. 1979-06-14; Reg. 1979-06-22; TX0000271682

15Jun79. Created 1979; Pub. 1979-06-15; Reg. 1979-06-22; TX0000271679

18Jun79. Created 1979; Pub. 1979-06-18; Reg. 1979-06-29; TX0000271673

19Jun79. Created 1979; Pub. 1979-06-19; Reg. 1979-06-29; TX0000271672

20Jun79. Created 1979; Pub. 1979-06-20; Reg. 1979-06-29; TX0000271685

21Jun79. Created 1979; Pub. 1979-06-21; Reg. 1979-06-29; TX0000271684

22Jun79. Created 1979; Pub. 1979-06-22; Reg. 1979-06-29; TX0000271683

25Jun79. Created 1979; Pub. 1979-06-25; Reg. 1979-07-11; TX0000284757

26Jun79. Created 1979; Pub. 1979-06-26; Reg. 1979-06-11; TX0000284756

27Jun79. Created 1979; Pub. 1979-06-27; Reg. 1979-06-11; TX0000284755

28Jun79. Created 1979; Pub. 1979-06-28; Reg. 1979-06-11; TX0000284758

29Jun79. Created 1979; Pub. 1979-06-29; Reg. 1979-07-ll; TX0000321603

2Jul79. Created 1979; Pub. 1979-07-02; Reg. 1979-07-19; TX0000284748

3Jul79. Created 1979; Pub. 1979-07-03; Reg. 1979-07-19; TX0000284749

5Jul79. Created 1979; Pub. 1979-07-05; Reg. 1979-07-19; TX0000284750

6Jul79. Created 1979; Pub. 1979-07-06; Reg. 1979-06-19; TX0000284751

9Jul79. Created 1979; Pub. 1979-07-09; Reg. 1979-07-23; TX0000321600

10Jul79. Created 1979; Pub. 1979-07-10; Reg. 1979-07-23; TX0000321599

11Jul79. Created 1979; Pub. 1979-07-11; Reg. 1979-07-23; TX0000284754

12Jul79. Created 1979; Pub. 1979-07-12; Reg. 1979-07-23, TX0000321601

13Jul79. Created 1979; Pub. 1979-07-13; Reg. 1979-07-23; TX0000284747

16 Jul79. Created 1979; Pub. 1979-07-16; Reg. 1979-07-30; TX0000302287

17Jul79. Created 1979; Pub. 1979-07-17; Reg. 1979-07-30; TX0000302288

18Jul79. Created 1979; Pub. 1979-07-18; Reg. 1979-07-30; TX0000302289

19Jul79. Created 1979; Pub. 1979-07-19; Reg. 1979-07-30; TX0000302290

20Jul79. Created 1979; Pub. 1979-07-20; Reg. 1979-07-30; TX0000321596

23Jul79. Created 1979; Pub. 1979-07-23; Reg. 1979-08-07; TX0000304860

24Jul79. (C.O. correspondence.) Created 1979; Pub. 1979-07-24; Reg. 1979-08-07; TX0000355808

25Jul79. Created 1979; Pub. 1979-07-25; Reg. 1979-08-07; TX0000304862

26Jul79. Created 1979; Pub. 1979-07-26; Reg. 1979-08-07; TX0000304861

27Jul79. (C.O. correspondence.) Created 1979; Pub. 1979-07-27; Reg. 1979-08-07; TX0000368129

30Jul79. (C.O. correspondence.) Created 1979; Pub. 1979-07-30; Reg. 1979-08-09; TX0000368126

31Jul79. Created 1979; Pub. 1979-07-31; Reg. 1979-08-09; TX0000304863

lAug79. Created 1979; Pub. 1979-08-01; Reg. 1979-08-09; TX0000304864

2Aug79. Created 1979; Pub. 1979-08-02; Reg. 1979-08-09; TX0000302284

3Aug79. Created 1979; Pub. 1979-08-03; Reg. 1979-08-09; TX0000302285

6Aug79. Created 1979; Pub. 1979-08-06; Reg. 1979-08-17; TX0000307781

7Aug79. Created 1979; Pub. 1979-08-07; Reg. 1979-08-17; TX0000307782

8Aug79. Created 1979; Pub. 1979-08-08; Reg. 1979-08-17; TX0000307783

9Aug79. Created 1979; Pub. 1979-08-09; Reg. 1979-08-17; TX0000307786

10Aug79. Created 1979; Pub. 1979-08-10; Reg. 1979-08-17; TX0000307785

13Aug79. Created 1979; Pub. 1979-08-13; Reg. 1979-08-27; TX0000307789

14Aug79. Created 1979; Pub. 1979-08-14; Reg. 1979-08-27; TX0000307788

15Aug79. Created 1979; Pub. 1979-08-15; Reg. 1979-08-27; TX0000307790

16Aug79. Created 1979; Pub. 1979-08-16; Reg. 1979-08-27; TX0000307791

17Aug79. Created 1979; Pub. 1979-08-17; Reg. 1979-08-27; TX0000307778

20Aug79. Created 1979; Pub. 1979-08-20; Reg. 1979-09-05; TX0000316427

21Aug79. Created 1979; Pub. 1979-08-21; Reg. 1979-09-05; TX0000316426

22Aug79. Created 1979; Pub. 1979-08-22; Reg. 1979-09-05; TX0000316428

23Aug79. Created 1979; Pub. 1979-08-23; Reg. 1979-09-05; TX0000316429

24Aug79. Created 1979; Pub. 1979-08-24; Reg. 1979-09-05; TX0000316432

4Sep79. Created 1979; Pub. 1979-09-04; Reg. 1979-09-17; TX0000328246

5Sep79. Created 1979; Pub. 1979-09-05; Reg. 1979-09-17; TX0000328245

6Sep79. Created 1979; Pub. 1979-09-06; Reg. 1979-09-17; TX0000328244

7Sep79. Created 1979; Pub. 1979-09-07; Reg. 1979-09-17; TX0000328243

11Sep79. Created 1979; Pub. 1979-09-11; Reg. 1979-09-26; TX0000383652

12Sep79. Created 1979; Pub. 1979-09-12; Reg. 1979-09-26; TX0000383649

14Sep79. Created 1979; Pub. 1979-09-14; Reg. 1979-09-26; TX0000383650

17Sep79. Created 1979; Pub. 1979-09-17; Reg. 1979-10-01; TX0000347614

18Sep79. Created 1979; Pub. 1979-09-18; Reg. 1979-10-01; TX0000360121

19Sep79. Created 1979; Pub. 1979-09-19; Reg. 1979-10-01; TX0000360122

20Sep79. Created 1979; Pub. 1979-09-20; Reg. 1979-10-01; TX0000347612

21Sep79. Created 1979; Pub. 1979-09-21; Reg. 1979-10-01; TX0000347615

24Sep79. Created 1979; Pub. 1979-09-24; Reg. 1979-10-09; TX0000351966

25Sep79. Created 1979; Pub. 1979-09-25; Reg. 1979-10-09; TX0000351964

26Sep79. Created 1979; Pub. 1979-09-26; Reg. 1979-10-09; TX0000351965

27Sep79. Created 1979; Pub. 1979-09-27; Reg. 1979-10-09; TX0000351967

28Sep79. Created 1979; Pub. 1979-09-28; Reg. 1979-10-09; TX0000351968

8Oct79. Created 1979; Pub. 1979-10-08; Reg. 1979-10-25; TX0000347611

9Oct79. Created 1979; Pub. 1979-10-09; Reg. 1979-10-25; TX0000347610

10Oct79. Created 1979; Pub. 1979-10-10; Reg. 1979-10-25; TX0000355799

11Oct79. Created 1979; Pub. 1979-10-11; Reg. 1979-10-25; TX0000355802

12Oct79. Created 1979; Pub. 1979-10-12; Reg. 1979-10-25; TX0000347609

15Oct79. Created 1979; Pub. 1979-10-15; Reg. 1979-11-01; TX0000351971

16Oct79. Created 1979; Pub. 1979-10-16; Reg. 1979-11-01; TX0000351975

17Oct79. Created 1979; Pub. 1979-10-17; Reg. 1979-11-01; TX0000351977

18Oct79. Created 1979; Pub. 1979-10-18; Reg. 1979-11-01; TX0000351973

19Oct79. Created 1979; Pub. 1979-10-19; Reg. 1979-11-01; TX0000351972

22Oct79. Created 1979; Pub. 1979-10-22; Reg. 1979-11-08; TX0000368130

24Oct79. Created 1979; Pub. 1979-10-24; Reg. 1979-11-08; TX0000355804

29Oct79. Created 1979; Pub. 1979-10-29; Reg. 1979-11-14; TX0000364061

30Oct79. Created 1979; Pub. 1979-10-30; Reg. 1979-11-14; TX0000364063

31Oct79. Created 1979; Pub. 1979-10-31; Reg. 1979-11-14; TX0000364064

1Nov79. Created 1979; Pub. 1979-11-01; Reg. 1979-11-14; TX0000364060

2Nov79. Created 1979; Pub. 1979-11-02; Reg. 1979-11-14; TX0000364062

5Nov79. Created 1979; Pub. 1979-11-05; Reg. 1979-11-19; TX0000360123

6Nov79. (C.O. correspondence.) Created 1979; Pub. 1979-11-06; Reg. 1979-11-19; TX0000360117

7Nov79. (C.O. correspondence.) Created 1979; Pub. 1979-11-07; Reg. 1979-11-19; TX0000360116

8Nov79. Created 1979; Pub. 1979-11-08; Reg. 1979-11-19; TX0000360120

9Nov79. Created 1979; Pub. 1979-11-09; Reg. 1979-11-19; TX0000360119

12Nov79. Created 1979; Pub. 1979-11-12; Reg. 1979-11-26; TX0000368137

13Nov79. Created 1979; Pub. 1979-11-13; Reg. 1979-11-26; TX0000368136

14Nov79. Created 1979; Pub. 1979-11-14; Reg. 1979-11-26; TX0000368135

15Nov79. Created 1979; Pub. 1979-11-15; Reg. 1979-11-26; TX0000368134

16Nov79. Created 1979; Pub. 1979-11-16; Reg. 1979-11-26; TX0000368131

19Nov79. Created 1979; Pub. 1979-11-19; Reg. 1979-12-04; TX0000373301

20Nov79. Created 1979; Pub. 1979-11-20; Reg. 1979-12-04; TX0000373302

23Nov79. Created 1979; Pub. 1979-11-23; Reg. 1979-12-04; TX0000368133

26Nov79. Created 1979; Pub. 1979-11-26; Reg. 1979-12-11; TX0000383657

27Nov79. Created 1979; Pub. 1979-11-27; Reg. 1979-12-11; TX0000383654

28Nov79. Created 1979; Pub. 1979-11-28; Reg. 1979-12-11; TX0000383653

29Nov79. Created 1979; Pub. 1979-11-29; Reg. 1979-12-11; TX0000383656

30Nov79. Created 1979; Pub. 1979-11-30; Reg. 1979-12-11; TX0000377001

3Dec79. Created 1979; Pub. 1979-12-03; Reg. 1979-12-14; TX0000377002

4Dec79. Created 1979; Pub. 1979-12-04; Reg. 1979-12-14; TX0000380440

5Dec79. Created 1979; Pub. 1979-12-05; Reg. 1979-12-14; TX0000380439

6Dec79. Created 1979; Pub. 1979-12-06; Reg. 1979-12-14; TX0000377004

10Dec79. Created 1979; Pub. 1979-12-10; Reg. 1979-12-27; TX0000380434

11Dec79. Created 1979; Pub. 1979-12-11; Reg. 1979-12-27; TX0000380435

12Dec79. Created 1979; Pub. 1979-12-12; Reg. 1979-12-27; TX0000380437

13Dec79. Created 1979; Pub. 1979-12-13; Reg. 1979-12-27; TX0000380436

14Dec79. Created 1979; Pub. 1979-12-14; Reg. 1979-12-27; TX0000380433

Names:	The Pulitzer Publishing Company Saint Louis Post-Dispatch

Type of Work:	Serial

Application Title:	Saint Louis post-dispatch (and The Saint Charles post)

Title:	The Saint Charles (Mo.) post.

Serial Publication Year:	1978

Description:	print material.

Frequency:	Daily except Saturday & Sunday.

Notes:	The Saint Charles County ed. of The Saint Louis post-dispatch.

Copyright Claimant:	Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company)

Authorship on Application:	Saint Louis Post-Dispatch, employer for hire.

Issues Registered:	18Jul78. Created 1978; Pub. 1978-07-18; Reg. 1978-08-17; TX0000106599

19Jul78. Created 1978; Pub. 1978-07-19; Reg. 1978-08-17; TX0000106600

20Jul78. Created 1978; Pub. 1978-07-20; Reg. 1978-08-17; TX0000106601

21Jul78. Created 1978; Pub. 1978-07-21; Reg. 1978-08-17; TX0000106602

24Jul78. Created 1978; Pub. 1978-07-24; Reg. 1978-08-17; TX0O00106603

25Jul78. Created 1978; Pub. 1978-07-25; Reg. 1978-08-17; TX0000106604

26Jul78. Created 1978; Pub. 1978-07-26; Reg. 1978-08-17; TX0000106605

27Jul78. Created 1978; Pub. 1978-07-27; Reg. 1978-08-17; TX0000103418

28Jul78. Created 1978; Pub. 1978-07-28; Reg. 1978-08-17; TX0000103417

31Jul78. Created 1978; Pub. 1978-07-31; Reg. 1978-08-17; TX0000103416

lAug78. Created 1978; Pub. 1978-08-01; Reg. 1978-08-17; TX0000103412

2Aug78. Created 1978; Pub. 1978-08-02; Reg. 1978-08-17; TX0000103413

3Aug78. Created 1978; Pub. 1978-08-03; Reg. 1978-08-17; TX0000103414

4Aug78. Created 1978; Pub. 1978-08-04; Reg. 1978-08-17; TX0000103415

7Aug78. Created 1978; Pub. 1978-08-07; Reg. 1978-08-17; TX0000103411

9Aug78. Created 1978; Pub. 1978-08-09; Reg. 1978-09-07; TX0000094726

10Aug78. Created 1978; Pub. 1978-08-10; Reg. 1978-09-07; TX0000094727

11Aug78. Created 1978; Pub. 1978-08-11; Reg. 1978-09-07; TX0000094728

14Aug78. Created 1978; Pub. 1978-08-14; Reg. 1978-09-07; TX0000094730

15Aug78. Created 1978; Pub. 1978-08-15; Reg. 1978-09-07; TX0000094731

16Aug78. Created 1978; Pub. 1978-08-16; Reg. 1978-09-07; TX0000094732

17Aug78. Created 1978; Pub. 1978-08-17; Reg. 1978-09-07; TX0000094733

18Aug78. Created 1978; Pub. 1978-08-18; Reg. 1978-09-07; TX0000094734

29Aug78. Created 1978; Pub. 1978-08-29; Reg. 1978-09-12; TX0000158499

30Aug78. Created 1978; Pub. 1978-08-30; Reg. 1978-09-12; TX0000097027

31Aug78. Created 1978; Pub. 1978-08-31; Reg. 1978-09-12; TX0000097026

lSep78. Created 1978; Pub. 1978-09-01; Reg. 1978-09-12; TX0000097025

5Sep78. Created 1978; Pub. 1978-09-05; Reg. 1978-09-18; TX0000097018

6Sep78. Created 1978; Pub. 1978-09-06; Reg. 1978-09-l8; TX0000097020

7Sep78. Created 1978; Pub. 1978-09-07; Reg. 1978-09-18; TX0000097021

8Sep78. Created 1978; Pub. 1978-09-08; Reg. 1978-09-18; TX0000097017

11Sep78. Created 1978; Pub. 1978-09-11; Reg. 1978-09-22; TX0000103425

12Sep78. Created 1978; Pub. 1978-09-12; Reg. 1978-09-22; TX0000103426

13Sep78. Created 1978; Pub. 1978-09-13; Reg. 1978-09-22; TX0000103427

14Sep78. Created 1978; Pub. 1978-09-14; Reg. 1978-09-22; TX0000103410

15Sep78. Created 1978; Pub. 1978-09-15; Reg. 1978-09-22; TX0000103422

18Sep78. Created 1978; Pub. 1978-09-18; Reg. 1978-10-05; TX0000115537

19Sep78. Created 1978; Pub. 1978-09-19; Reg. 1978-10-05; TX0000115536

20Sep78. Created 1978; Pub. 1978-09-20; Reg. 1978-10-05; TX0000115535

21Sep78. Created 1978; Pub. 1978-09-21; Reg. 1978-10-05; TX0000115539

22Sep78. Created 1978; Pub. 1978-09-22; Reg. 1978-10-05; TX0000115553

25Sep78. Created 1978; Pub. 1978-09-25; Reg. 1978-10-13; TX0000115548

26Sep78. Created 1978; Pub. 1978-09-26; Reg. 1978-10-13; TX0000115551

27Sep78. Created 1978; Pub. 1978-09-27; Reg. 1978-10-13; TX0000115550

28Sep78. Created 1978; Pub. 1978-09-28; Reg. 1978-10-13; TX0000115545

29Sep78. Created 1978; Pub. 1978-09-29; Reg. 1978-10-13; TX0000115547

2Oct78. Created 1978; Pub. 1978-10-02; Reg. 1978-10-13; TX0000115544

3Oct78. Created 1978; Pub. 1978-10-03; Reg. 1978-10-13; TX0000115543

4Oct78. Created 1978; Pub. 1978-10-04; Reg. 1978-10-13; TX0000115533

5Oct78. Created 1978; Pub. 1978-10-05; Reg. 1978-10-13; TX0000115534

6Oct78. Created 1978; Pub. 1978-10-06; Reg. 1978-10-13; TX0000115542

9Oct78. Created 1978; Pub. 1978-10-09; Reg. 1978-10-20; TX0000123355

10Oct78. Created 1978; Pub. 1978-10-10; Reg. 1978-10-20; TX0000123356

11Oct78. Created 1978; Pub. 1978-10-11; Reg. 1978-10-20; TX0000123357

12Oct78. Created 1978; Pub. 1978-10-12; Reg. 1978-10-20; TX0000123354

13Oct78. Created 1978; Pub. 1978-10-13; Reg. 1978-10-20; TX0000123353

16Oct78. Created 1978; Pub. 1978-10-16; Reg. 1978-10-27; TX0000123350

17Oct78. Created 1978; Pub. 1978-10-17; Reg. 1978-10-27; TX0000123352

18Oct78. Created 1978; Pub. 1978-10-18; Reg. 1978-10-27; TX0000123351

19Oct78. Created 1978; Pub. 1978-10-19; Reg. 1978-10-27; TX0000123363

20Oct78. Created 1978; Pub. 1978-10-20; Reg. 1978-10-27; TX0000123361

23Oct78. Created 1978; Pub. 1978-10-23; Reg. 1978-11-06; TX0000143248

24Oct78. Created 1978; Pub. 1978-10-24; Reg. 1978-11-06; TX0000143249

25Oct78. Created 1978; Pub. 1978-10-25; Reg. 1978-11-06; TX0000143250

26Oct78. Created 1978; Pub. 1978-10-26; Reg. 1978-11-06; TX0000143251

27Oct78. DCR1978; Pub. 1978-10-27; Reg. 1978-11-06; TX0000143252

30Oct78. Created 1978; Pub. 1978-10-30; Reg. 1978-11-13; TX0000133733

31Oct78. Created 1978; Pub. 1978-10-31; Reg. 1978-11-13; TX0000133732

1Nov78. Created 1978; Pub. 1978-11-01; Reg. 1978-11-13; TX0000133735

2Nov78. Created 1978; Pub. 1978-11-02; Reg. 1978-11-13; TX0000133734

3Nov78. Created 1978; Pub. 1978-11-03; Reg. 1978-11-13; TX0000133731

6Nov78. Created 1978; Pub. 1978-11-06; Reg. 1979-01-22; TX0000241297

7Nov78. Created 1978; Pub. 1978-11-07; Reg. 1979-01-22; TX0000241296

8Nov78. Created 1978; Pub. 1978-11-08; Reg. 1979-01-22; TX0000241295

13Nov78. Created 1978; Pub. 1978-11-13; Reg. 1979-01-19; TX0000175536

14Nov78. Created 1978; Pub. 1978-11-14; Reg. 1979-01-19; TX0000175539

15Nov78. Created 1978; Pub. 1978-11-15; Reg. 1979-01-19; TX0000175537

16Nov78. Created 1978; Pub. 1978-11-16; Reg. 1979-01-19; TX0000175538

17Nov78. Created 1978; Pub. 1978-11-17; Reg. 1979-01-19; TX0000175540

20Nov78. Created 1978; Pub. 1978-11-20; Reg. 1979-01-30; TX0000184430

Names:	Saint Louis Post-Dispatch
The Pulitzer Publishing Company

Type of Work:	Serial

Application Title:	Saint Louis post-dispatch (and The Saint Charles post)

Title:	Saint Louis post-dispatch.

Title Qualifier:	Includes The Saint Charles (Mo.) post

Serial Publication Year:	1985

Description:	microfilm

Frequency:	Daily except day following some holidays.

Notes:	Microfilm.
Monday through Friday, it includes: The Saint Charles (Mo.) post.

Authorship on Application:	Saint Louis Post-Dispatch, employer for hire.

Issues Registered:	v. 107, no. 159, 8Jun85. Claimant: Saint Louis Post-Dispatch (whose sole owner is the Pulitzer Publishing Company) Created 1985; Pub. 1985-06-08; Reg. 1985-08-21; TX0001621514

v.      107, no. 230, 18Aug85. Claimant: the Pulitzer Publishing Company. Appl. author: text & photos.: the Pulitzer Publishing Company, employer for hire. (C.O. correspondence.) Created 1985;
Pub. 1985-08-18; Reg. 1985-08-30; TX0001634301

v.      107, no. 233, 21Aug85. Claimant: the Pulitzer Publishing Company. Appl. author: text & photos.: the Pulitzer Publishing Company, employer for hire. (C.O. correspondence.) Created 1985;
Pub, 1985-08-21; Reg. 1985-08-30; TX0001634302

Other Title:	The Saint Charles (Mo.) post

Names:	Saint Louis Post-Dispatch Pulitzer Publishing Company

Type of Work:	Serial

Application Title:	Saint Louis post-dispatch (and The Saint Charles post)

Title:	Saint Louis post-dispatch.

Title Qualifier:	Includes The Saint Charles (Mo.) post

Serial Publication Year:	1984

Description:	microfilm

Frequency:	Daily except day following some holidays.

Notes:	Microfilm. Monday through Friday, it includes: The Saint Charles (Mo.) post.

Copyright Claimant	Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company)

Authorship on Application:	Saint Louis Post-Dispatch, employer for hire.

Issues Registered:	v. 106, no. 56-7A, 4Mar84. (C.O. correspondence.) Created 1984; Pub. 1984-03-04; Reg. 1984-03-20; TX0001348237

Other Title:	The Saint Charles (Mo.) post

Names:	Saint Louis Post-Dispatch Pulitzer Publishing Company.

Type of Work:	Serial

Application Title:	Saint Louis post-dispatch (and The Saint Charles post)

Title:	Saint Louis post-dispatch.

Title Qualifier:	Includes The Saint Charles (Mo.) post

Serial PublicationYear:	1981

Description:	microfilm

Frequency:	Daily except day following some holidays.

Notes:	Microfilm. Monday through Friday, it includes: The Saint Charles (Mo.) post.

Authorship on Application:	Saint Louis Post-Dispatch, employer for hire.

Issues Registered:	v. 103, no. 1, 2Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-02; Reg. 1981-04-01; TX0000670768

v. 103, no. 2, 3Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-03; Reg. 1981-04-01; TX0000670769

v. 103, no. 3, 4Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-04; Reg. 1981-04-01; TX0000670770

v. 103, no. 4, 5Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-05; Reg. 1981-04-01; TX0000670771

v. 103, no. 5, 6Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-06; Reg. 1981-04-01; TX0000670772

v. 103, no. 6, 7Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-07; Reg. 1981-04-01; TX0000670773

v. 103, no. 7, 8Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-08; Reg. 1981-04-01; TX0000670774

v. 103, no. 8, 9Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-09; Reg. 1981-04-01; TX0000670775

v. 103, no. 9, 10Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-10; Reg. 1981-04-01; TX0000670776

v. 103, no. 10, 11Jan8l. Microflim. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-11; Reg. 1981-04-01; TX0000670777

v. 103, no. 11, 12Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-12; Reg. 1981-04-01; TX0000670778

v.	103, no. 12, 13Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-13; Reg. 1981-04-01; TX0000670779

v.	103, no. 13, 14Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-14; Reg. 1981-04-01; TX0000670780

v.	103, no. 14, 15Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-15; Reg. 1981-04-01; TX0000670781

v.	103, no. 15, 16Jan8l. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-16; Reg. 1981-04-01; TX0000697045

v.	103, no. 16, 17Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-17; Reg. 1981-04-01; TX0000697044

v.	103, no. 17, 18Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-18; Reg. 1981-04-01; TX0000697043

v.	103, no. 18, 19Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-19; Reg. 1981-04-01; TX0000697042

v.	103, no. 19, 20Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-20; Reg. 1981-04-01; TX0000697041

v.	103, no. 20, 21Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-21; Reg. 1981-04-01; TX0000697040

v.	103, no. 21, 22Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-22; Reg. 1981-04-01; TX0000697039

v.	103, no. 22, 23Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-23; Reg. 1981-04-01; TX0000697038

v.	103, no. 23, 24Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-24; Reg. 1981-04-01; TX0000697037

v.	103, no. 24, 25Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-25; Reg. 1981-04-01; TX0000697036

v.	103, no. 25, 26Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-26; Reg. 1981-04-01; TX0000697035

v.	103, no. 26, 27Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-27; Reg. 1981-04-01; TX0000697034

v.	103, no. 27, 28Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) (C.O. correspondence.) Created 1981; Pub. 1981-01-28; Reg. 1981-04-01; TX0000697033

v.	103, no. 28, 29Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-29; Reg. 1981-04-01; TX0000697032

v.	103, no. 29, 30Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-30; Reg. 1981-04-01; TX0000697031

v.	103, no. 30, 31Jan81. Microfilm, Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-31; Reg. 1981-04-01; TX0000697030

v.	103, no. 31, lFeb8l. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-01; Reg. 1981-04-08; TX0000674399

v.	103, no. 32, 2Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-02; Reg. 1981-04-08; TX0000674400

v.	103, no. 33, 3Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-03; Reg. 1981-04-08; TX0000674401

v.	103, no. 34, 4Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-04; Reg. 1981-04-08; TX0000674402

v.	103, no. 35, 5Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-05; Reg. 1981-04-08; TX0000674403

v.	103, no. 36, 6Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-06; Reg. 1981-04-08; TX0000674404

v.	103, no. 37, 7Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-07; Reg. 1981-04-08; TX0000674405

v.	103, no. 38, 8Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-08; Reg. 1981-04-08; TX0000674406

v.	103, no. 39, 9Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-09; Reg. 1981-04-08; TX0000674407

v.	103, no. 40, 10Feb8l. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-10; Reg. 1981-04-08; TX0000674408

v.	103, no. 41, 11Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-11; Reg. 1981-04-08; TX0000674409

v.	103, no. 42, l2Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-12; Reg. 1981-04-08; TX0000674410

v.	103, no. 43, 13Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-13; Reg. 1981-04-08; TX0000674411

v.	103, no. 44, 14Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-14; Reg. 1981-04-08; TX0000674412

v.	103, no. 45, 15Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-15; Reg. 1981-04-08; TX0000674413

v.	103, no. 46, 16Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-16; Reg. 1981-04-08; TX0000674414

v.	103, no. 47, 17Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-17; Reg. 1981-04-08; TX0000674415

v.	103, no. 48, 18Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-18; Reg. 1981-04-08; TX0000674416

v.	103, no. 49, 19Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-19; Reg. 1981-04-08; TX0000674417

v.	103, no. 50, 20Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-20; Reg. 1981-04-08; TX0000674418

v.	103, no. 51, 21Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-21; Reg. 1981-04-08; TX0000674419

v.	103, no. 52, 22Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-22; Reg. 1981-04-08; TX0000674420

v.	103, no. 53, 23Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-23; Reg. 1981-04-08; TX0000674421

v.	103, no. 54, 24Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-24; Reg. 1981-04-08; TX0000674422

v.	103, no. 55, 25Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-25; Reg. 1981-04-08; TX0000674423

v.	103, no. 56, 26Feb8l. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-26; Reg. 1981-04-08; TX0000674424

v. 103, no. 57, 27Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-27; Reg. 1981-04-08; TX0000674425

v. 103, no. 58, 28Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-28; Reg. 1981-04-08; TX0000674426

v. 103, no. 59, 1Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-01; Reg. 1981-05-14; TX0000698234

v. 103, no. 60, 2Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-02; Reg. 1981-05-14; TX0000698235

v. 103, no. 61, 3Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-03; Reg. 1981-05-14; TX0000698236

v. 103, no. 62, 4Mar81. Claimant; Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-04; Reg. 1981-05-14; TX0000698237

v. 103, no. 63, 5Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing company) Created 1981; Pub. 1981-03-05; Reg. 1981-05-14; TX0000698238

v. 103, no. 64, 6Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-06; Reg. 1981-05-14; TX0000698239

v. 103, no. 65, 7Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-07; Reg. 1981-05-14; TX0000698240

v. 103, no. 66, 8Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-08; Reg. 1981-05-14; TX0000698241

v. 103, no. 67, 9Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-09; Reg. 1981-05-14; TX0000698242

v. 103, no. 68, 10Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-10; Reg. 1981-05-14; TX0000698243

v. 103, no. 69, 11Mar8l. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-11; Reg. 1981-05-14; TX0000698244

v. 103, no. 70, 12Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-12; Reg. 1981-05-14; TX0000698245

v. 103, no. 71, 13Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-13; Reg. 1981-05-14; TX0000698246

v. 103, no. 72, 14Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-14; Reg. 1981-05-14; TX0000698247

v. 103, no. 73, 15Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-15; Reg. 1981-05-14; TX0000698248

v. 103, no. 74, 16Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-16; Reg. 1981-05-14; TX0000698249

v. 103, no. 75, 17Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-17; Reg. 1981-05-14; TX0000698250

v. 103, no. 76, 18Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-18; Reg. 1981-05-14; TX0000698251

v. 103, no. 77, 19Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-19; Reg. 1981-05-14; TX0000698252

v. 103, no. 78, 20Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-20; Reg. 1981-05-14; TX0000698253

v. 103, no. 79, 21Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-21; Reg. 1981-05-14; TX0000698254

v. 103, no. 80, 22Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-22; Reg. 1981-05-14; TX0000698255

v. 103, no. 81, 23Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-23; Reg. 1981-05-14; TX0000698256

v. 103, no. 82, 24Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-24; Reg. 1981-05-14; TX0000698257

v. 103, no. 83, 25Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-25; Reg. 1981-05-14; TX0000698258

v. 103, no. 84, 26Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-26; Reg. 1981-05-14; TX0000698259

v. 103, no. 85, 27Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-27; Reg. 1981-05-14; TX0000698260

v. 103, no. 86, 28Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-28; Reg. 1981-05-14; TX0000698261

v. 103, no. 87, 29Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-29; Reg. 1981-05-14; TX0000698262

v. 103, no. 88, 30Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-30; Reg. 1981-05-14; TX0000698263

v. 103, no. 89, 31Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-31; Reg. 1981-05-14; TX0000698264

v. 103, no. 90, 1Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-01; Reg. 1981-06-11; TX0000757692

v. 103, no. 91, 2Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-02; Reg. 1981-06-11; TX0000757693

v. 103, no. 92, 3Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-03; Reg. 1981-06-11; TX0000757694

v. 103, no. 93, 4Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-04; Reg. 1981-06-11; TX0000757695

v. 103, no. 94, 5Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-05; Reg. 1981-06-11; TX0000757696

v. 103, no. 95, 6Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-06; Reg. 1981-06-11; TX0000757697

v. 103, no. 96, 7Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-07; Reg. 1981-06-11; TX0000757698

v. 103, no. 97, 8Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-08; Reg. 1981-06-11; TX0000757699

v. 103, no. 98, 9Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-09; Reg. 1981-06-11; TX0000757700

v. 103, no. 99, 10Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-10; Reg. 1981-06-11; TX0000757701

v. 103, no. 100, 11Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-11; Reg. 1981-06-11; TX0000757702

v. 103, no. 101, 12Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-12; Reg. 1981-06-11; TX0000757703

v. 103, no. 102, 13Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-13; Reg. 1981-06-11; TX0000757704

v. 103, no. 103, 14Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-14; Reg. 1981-06-11; TX0000757705

v. 103, no. 104, 15Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-15; Reg. 1981-06-11; TX0000757706

v. 103, no. 105, 16Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-16; Reg. 1981-06-11; TX0000757707

v. 103, no. 106, 17Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-17; Reg. 1981-06-11; TX0000757708

v. 103, no. 107, 18Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-18; Reg. 1981-06-11; TX0000757709

v. 103, no. 108, 19Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-19; Reg. 1981-06-11; TX0000757710

v. 103, no. 109, 20Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-20; Reg. 1981-06-11; TX0000757711

v. 103, no. 110, 21Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-21; Reg. 1981-06-11; TX0000757712

v. 103, no. 111, 22Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-22; Reg. 1981-06-11; TX0000757713

v. 103, no. 112, 23Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-23; Reg. 1981-06-11; TX0000757714

v. 103, no. 113, 24Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-24; Reg. 1981-06-11; TX0000757715

v. 103, no. 114, 25Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-25; Reg. 1981-06-11; TX0000757716

v. 103, no. 115, 26Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-26,- Reg. 1981-06-11; TX0000757717

v. 103, no. 116, 27Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-27; Reg. 1981-06-11; TX0000757718

v. 103, no. 117, 28Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-28; Reg. 1981-06-11; TX0000757719

v. 103, no. 118, 29Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-29; Reg. 1981-06-11; TX0000757720

v. 103, no. 119, 30Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-30; Reg. 1981-06-11; TX0000757721

v. 103, no. 120, 1May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-01; Reg. 1981-07-10; TX0000731349

v. 103, no. 121, 2May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-02; Reg. 1981-07-10; TX0000731350

v. 103, no. 122, 3May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-03; Reg. 1981-07-10; TX0000731351

v. 103, no. 123, 4May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-04; Reg. 1981-07-10; TX0000731352

v. 103, no. 124, 5May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-05; Reg. 1981-07-10; TX0000731353

v. 103, no. 125, 6May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-06; Reg. 1981-07-10; TX0000731354

v. 103, no. 126, 7May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-07; Reg. 1981-07-10; TX0000731355

v. 103, no. 127, 8May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-08; Reg. 1981-07-10; TX0000731356

v. 103, no. 128, 9May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-09; Reg. 1981-07-10; TX0000731357

v. 103, no. 129, 10May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-10; Reg. 1981-07-10; TX0000731358

v. 103, no. 130, 11May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-11; Reg. 1981-07-10; TX0000731359

v. 103, no. 131, 12May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-12; Reg. 1981-07-10; TX0000731360

v. 103, no. 132, 13May81. Claimant; Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-13; Reg. 1981-07-10; TX0000731361

v. 103, no. 133, 14May81. Claimant; Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981, Pub. 1981-05-14; Reg. 1981-07-10; TX0000731362

v. 103, no. 134, 15May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-15; Reg. 1981-07-10; TX0000731363

v. 103, no. 135, 16May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-16; Reg. 1981-07-10; TX0000731298

v. 103, no. 136, 17May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-17; Reg. 1981-07-10; TX0000731297

v. 103, no. 137, 18May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-18; Reg. 1981-07-10; TX0000731296

v. 103, no. 138, 19May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-19; Reg. 1981-07-10; TX0000731295

v. 103, no. 139, 20May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-20; Reg. 1981-07-10; TX0000731294

v. 103, no. 140, 21May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-21; Reg. 1981-07-10; TX0000731293

v. 103, no. 141, 22May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-22; Reg. 1981-07-10; TX0000731292

v. 103, no. 142, 23May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-23; Reg. 1981-07-10; TX0000731291

v. 103, no. 143, 24May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-24; Reg. 1981-07-10; TX0000731299

v. 103, no. 144, 26May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-26; Reg. 1981-07-10; TX0000731290

v. 103, no. 145, 27May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-27; Reg. 1981-07-10; TX0000731289

v. 103, no. 146, 28May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-28; Reg. 1981-07-10; TX0000731288

v. 103, no. 147, 29May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-29; Reg. 1981-07-10; TX0000731287

v. 103, no. 148, 30May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-30; Reg. 1981-07-10; TX0000731285

v. 103, no. 149, 31May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-31; Reg. 1981-07-10; TX0000731286

v. 103, no. 150, 1Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-01; Reg. 1981-08-10; TX0000757722

v. 103, no. 151, 2Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-02; Reg. 1981-08-10; TX0000757723

v. 103, no. 152, 3Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-03; Reg. 1981-08-10; TX0000757724

v. 103, no. 153, 4Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-04; Reg. 1981-08-10; TX0000757725

v. 103, no. 154, 5Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-05; Reg. 1981-08-10; TX0000757726

v. 103, no. 155, 6Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-06; Reg. 1981-08-10; TX0000757727

v. 103, no. 156, 7Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-07; Reg. 1981-08-10; TX0000757728

v. 103, no. 157, 8Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-08; Reg. 1981-08-10; TX0000757729

v. 103, no. 158, 9Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-09; Reg. 1981-08-10; TX0000757730

v. 103, no. 159, 10Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-10; Reg. 1981-08-10; TX0000757731

v. 103, no. 160, 11Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-11; Reg. 1981-08-10; TX0000757732

v. 103, no. 161, 12Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-12; Reg. 1981-08-10; TX0000757733

v. 103, no. 162, 13Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-13; Reg. 1981-08-10; TX0000757734

v. 103, no. 163, 14Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-14; Reg. 1981-08-10; TX0000757735

v. 103, no. 164, 15Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-15; Reg. 1981-08-10; TX0000757736

v. 103, no. 165, 16Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-16; Reg. 1981-08-10; TX0000757737

v. 103, no. 166, 17Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-17; Reg. 1981-08-10; TX0000757738

v. 103, no. 167, 18Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-18; Reg. 1981-08-10; TX0000757739

v. 103, no. 168, 19Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-19; Reg. 1981-08-10; TX0000757740

v. 103, no. 169, 20Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-20; Reg. 1981-08-10; TX0000757741

v. 103, no. 170, 21Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-21; Reg. 1981-08-10; TX0000757742

v. 103, no. 171, 22Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-22; Reg. 1981-08-10; TX0000757743

v. 103, no. 172, 23Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-23; Reg. 1981-08-10; TX0000757744

v. 103, no. 173, 24Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-24; Reg. 1981-08-10; TX0000757745

v. 103, no. 174, 25Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-25; Reg. 1981-08-10; TX0000757746

v. 103, no. 175, 26Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-26; Reg. 1981-08-10; TX0000757747

v. 103, no. 176, 27Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-27; Reg. 1981-08-10; TX0000757748

v. 103, no. 177, 28Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-28; Reg. 1981-08-10; TX0000757749

v. 103, no. 178, 29Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-29; Reg. 1981-08-10; TX0000757750

v. 103, no. 179, 30Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-30; Reg. 1981-08-10; TX0000757751

v. 103, no. 180, 1Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-01; Reg. 1981-09-11; TX0000767365

v. 103, no. 181, 2Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-02; Reg. 1981-09-11; TX0000767366

v. 103, no. 182, 3Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-03; Reg. 1981-09-11; TX0000767367

v. 103, no. 183, 5Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-05; Reg. 1981-09-11; TX0000767368

v. 103, no. 184, 6Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-06; Reg. 1981-09-11; TX0000767369

v. 103, no. 185, 7Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-07; Reg. 1981-09-11; TX0000767370

v. 103, no. 186, 8Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-08; Reg. 1981-09-11; TX0000767371

v. 103, no. 187, 9Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-09; Reg. 1981-09-11; TX0000767372

v. 103, no. 188, 10Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-10; Reg. 1981-09-11; TX0000767364

v. 103, no. 189, 11Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-11; Reg. 1981-09-11; TX0000767373

v. 103, no. 190, 12Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-12; Reg. 1981-09-11; TX0000767374

v. 103, no. 191, 13Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-13; Reg. 1981-09-11; TX0000767375

v. 103, no. 192, 14Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-14; Reg. 1981-09-11; TX0000767376

v. 103, no. 193, 15Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-15; Reg. 1981-09-11; TX0000767377

v 103, no. 194, 16Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-16; Reg. 1981-09-11; TX0000767378

v. 103, no. 195, 17Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-17; Reg. 1981-09-11; TX0000767379

v. 103, no. 196, 18Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-18; Reg. 1981-09-11; TX0000767380

v. 103, no. 197, 19Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-19; Reg. 1981-09-11; TX0000767381

v. 103, no. 198, 20Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-20; Reg. 1981-09-11; TX00007S7382

v. 103, no. 199, 21Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-21; Reg. 1981-09-11; TX0000767383

v. 103, no. 200, 22Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-22; Reg. 1981-09-11; TX0000767384

v. 103, no. 201, 23Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-23; Reg. 1981-09-11; TX0000767385

v. 103, no. 202, 24Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-24; Reg. 1981-09-11; TX0000767386

v. 103, no. 203, 25Jul8l. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-25; Reg. 1981-09-11; TX0000767387

v. 103, no. 204, 26Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-26; Reg. 1981-09-11; TX0000767388

v. 103, no. 205, 27Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-27; Reg. 1981-09-11; TX0000767389

v. 103, no. 206, 28Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-28; Reg. 1981-09-11; TX0000767390

v. 103, no. 207, 29Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-29; Reg. 1981-09-11; TX0000767391

v. 103, no. 208, 30Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-30; Reg. 1981-09-11; TX0000767392

v. 103, no. 209, 31Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-31; Reg. 1981-09-11; TX0000767393

v. 103, no. 209, 31Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-31; Reg. 1981-09-11; TX0000767383

v. 103, no. 210, lAug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-01; Reg. 1981-10-09; TX0000790750

v. 103, no. 211, 2Aug8l. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-02; Reg. 1981-10-09; TX0000790751

v. 103, no. 212, 3Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-03; Reg. 1981-10-09; TX0000790752

v. 103, no. 213, 4Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-04; Reg. 1981-10-09; TX0000790753

v. 103, no. 214, 5Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-05; Reg. 1981-10-09; TX0000790754

v. 103, no. 215, 6Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-06; Reg. 1981-10-09; TX0000790755

v. 103, no. 216, 7Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-07; Reg. 1981-10-09; TX0000790756

v. 103, no. 217, 8Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-08; Reg. 1981-10-09; TX0000790758

v. 103, no. 218, 9Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-09; Reg. 1981-10-09; TX0000790757

v. 103, no. 219, 10Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-10; Reg. 1981-10-09; TX0000790759

v. 103, no. 220, 11Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-11; Reg. 1981-10-09; TX0000790760

v. 103, no. 221, 12Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-12; Reg. 1981-10-09; TX0000790761

v. 103, no. 222, 13Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-13; Reg. 1981-10-09; TX0000790762

v. 103, no. 223, 14Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-14; Reg. 1981-10-09; TX0000790763

v. 103, no. 224, 15Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-15; Reg. 1981-10-09; TX0000790764

v. 103, no. 225, 16Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-16; Reg. 1981-10-09; TX0000790765

v. 103, no. 226, 17Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-17; Reg. 1981-10-09; TX0000790766

v. 103, no. 227, 18Aug8l. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-18; Reg. 1981-10-09; TX0000790767

v. 103, no. 228, 19Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-19; Reg. 1981-10-09; TX0000790768

v. 103, no. 229, 20Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-20; Reg. 1981-10-09; TX0000790769

v. 103, no. 230, 21Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-21; Reg. 1981-10-09; TX0000790770

v. 103, no. 231, 22Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-22; Reg. 1981-10-09; TX0000790771

v. 103, no. 232, 23Aug81. Claimant: Saint Loui Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-23; Reg. 1981-10-09; TX0000790772

v. 103, no. 233, 24Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-24; Reg. 1981-10-09; TX0000790773

v. 103, no. 234, 25Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-25; Reg. 1981-10-09; TX0000790774

v. 103, no. 235, 26Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-26; Reg. 1981-10-09; TX0000790775

v. 103, no. 236, 27Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-27; Reg. 1981-10-09; TX0000790776

v. 103, no. 237, 28Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-28; Reg. 1981-10-09; TX0000790777

v. 103, no. 238, 29Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-29; Reg. 1981-10-09; TX0000790778

v. 103, no. 239, 30Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-30; Reg. 1981-10-09; TX0000790779

v. 103, no. 240, 31Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-31; Reg. 1981-10-09; TX0000790780

v. 103, no. 241, 1Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-01; Reg. 1981-11-10; TX0000803396

v. 103, no. 242, 2Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-02; Reg. 1981-11-10; TX0000803397

v. 103, no. 243, 3Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-03; Reg. 1981-11-10; TX0000803398

v. 103, no. 244, 4Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-04; Reg. 1981-11-10; TX0000803399

v. 103, no. 245, 5Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-05; Reg. 1981-11-10; TX0000803400

v. 103, no. 246, 6Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-06; Reg. 1981-11-10; TX0000803401

v. 103, no. 247, 8Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-08; Reg. 1981-11-10; TX0000803402

v. 103, no. 248, 9Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-09; Reg. 1981-11-10; TX0000803403

v. 103, no. 249, 10Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-10; Reg. 1981-11-10; TX0000803404

v. 103, no. 250, 11Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-11; Reg. 1981-11-10; TX0000803386

v. 103, no. 251, 12Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-12; Reg. 1981-11-10; TX0000803387

v. 103, no. 252, 13Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-13; Reg. 1981-11-10; TX0000803388

v. 103, no. 253, 14Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-14; Reg. 1981-11-10; TX0000803389

v. 103, no. 254, 15Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-15; Reg. 1981-11-10; TX0000803390

v. 103, no. 255, 16Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-16; Reg. 1981-11-10; TX0000803391

v. 103, no. 256, 17Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-17; Reg. 1981-11-10; TX0000803392

v. 103, no. 257, 18Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-18; Reg. 1981-11-10; TX0000803393

v. 103, no. 258, 19Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-19; Reg. 1981-11-10; TX0000803394

v. 103, no. 259, 20Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-20; Reg. 1981-11-10; TX0000803395

v. 103, no. 260, 21Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-21; Reg. 1981-11-10; TX0000803376

v. 103, no. 261, 22Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-22; Reg. 1981-11-10; TX0000803377

v. 103, no. 262, 23Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-23; Reg. 1981-11-10; TX0000803378

v. 103, no. 263, 24Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-24; Reg. 1981-11-10; TX0000803379

v. 103, no. 264, 25Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-25; Reg. 1981-11-10; TX0000803380

v. 103, no. 265, 26Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-26; Reg. 1981-11-10; TX0000803381

v. 103, no. 266, 27Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-27; Reg. 1981-11-10; TX0000803382

v. 103, no. 267, 28Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-28; Reg. 1981-11-10; TX0000803383

v. 103, no. 268, 29Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-29; Reg. 1981-11-10; TX0000803384

v. 103, no. 269, 30Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-30; Reg. 1981-11-10; TX0000803385

v. 103, no. 270, 1Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-01; Reg. 1981-12-04; TX0000809151

v. 103, no. 271, 2Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-02; Reg. 1981-12-04; TX0000809152

v. 103, no. 272, 3Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-03; Reg. 1981-12-04; TX0000809153

v. 103, no. 273, 4Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-04; Reg. 1981-12-04; TX0000809154

v. 103, no. 274, 5Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-05; Reg. 1981-12-04; TX0000809155

v. 103, no. 275, 6Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-06; Reg. 1981-12-04; TX0000809156

v. 103, no. 276, 7Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-07; Reg. 1981-12-04; TX0000809157

v. 103, no. 277, 8Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-08; Reg. 1981-12-04; TX0000809158

v. 103, no. 278, 9Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-09; Reg. 1981-12-04; TX0000809159

v. 103, no. 279, 10Oct 81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-10; Reg. 1981-12-04; TX0000809160

v. 103, no. 280, 11Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-11; Reg. 1981-12-04; TX0000809161

v. 103, no. 281, 12Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-12; Reg. 1981-12-04; TX0000809162

v. 103, no. 282, 13Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-13; Reg. 1981-12-04; TX0000809163

v. 103, no. 283, 14Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-14; Reg. 1981-12-04; TX0000809164

v. 103, no. 284, 15Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-15; Reg. 1981-12-04; TX0000809165

v. 103, no. 285, 16Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981, Pub. 1981-10-16; Reg. 1981-12-04; TX0000809182

v. 103, no. 286, 17Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-17; Reg. 1981-12-04; TX0000809183

v. 103, no. 287, 18Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-18; Reg. 1981-12-04; TX0000809184

v. 103, no. 288, 19Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-19; Reg. 1981-12-04; TX0000809185

v. 103, no. 289, 20Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-20; Reg. 1981-12-04; TX0000809186

v. 103, no. 290, 21Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-21; Reg. 1981-12-04; TX0000809187

v. 103, no. 291, 22Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-22; Reg. 1981-12-04; TX0000809188

v. 103, no. 292, 23Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-23; Reg. 1981-12-04; TX0000809189

v. 103, no. 293, 24Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-24; Reg. 1981-12-04; TX0000809190

v. 103, no. 294, 25Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-25; Reg. 1981-12-04; TX0000809191

v. 103, no. 295, 26Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-26; Reg. 1981-12-04; TX0000809192

v. 103, no. 296, 27Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-27; Reg. 1981-12-04; TX0000809193

v. 103, no. 297, 28Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-28; Reg. 1981-12-04; TX0000809194

v. 103, no. 298, 29Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-29; Reg. 1981-12-04; TX0000809195

v. 103, no. 299, 30Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-30; Reg. 1981-12-04; TX0000809196

v. 103, no. 300, 31Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-31; Reg. 1981-12-04; TX0000809197

v. 103, no. 301, 1NOV81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-01; Reg. 1982-01-04; TX0000822645

v. 103, no. 302, 2Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-02; Reg. 1982-01-04; TX0000822646

v. 103, no. 303, 3Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-03; Reg. 1982-01-04; TX0000822647

v. 103, no. 304, 4Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-04; Reg. 1982-01-04; TX0000822648

v. 103, no. 305, 5Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-05; Reg. 1982-01-04; TX0000822649

v. 103, no. 306, 6Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-06; Reg. 1982-01-04; TX0000822650

v. 103, no. 307, 7Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-07; Reg. 1982-01-04; TX0000822651

v. 103, no. 308, 8Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-08; Reg. 1982-01-04; TX0000822652

v. 103, no. 309, 9Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-09; Reg. 1982-01-04; TX0000822653

v. 103, no. 310, 10Nov81. Claimant: Saint : Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-10; Reg. 1982-01-04; TX0000822654

v. 103, no. 311, 11Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-11; Reg. 1982-01-04; TX0000822655

v. 103, no. 312, 12Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-12; Reg. 1982-01-04; TX0000822656

v. 103, no. 313, 13Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-13; Reg. 1982-01-04; TX0000822657

v. 103, no. 314, 14Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-14; Reg. 1982-01-04; TX0000822658

v. 103, no. 315, 15Nov81. Claimant: the Saint Louis Post-Dispatch (whose sole owner is the Pulitzer Publishing Company) Created 1981; Pub. 1981-11-15; Reg. 1982-01-04; TX0000806189

v. 103, no. 316, 16Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-16; Reg. 1982-01-04; TX0000822631

v. 103, no. 317, 17Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-17; Reg. 1982-01-04; TX0000822632

v. 103, no. 318, 18Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-18; Reg. 1982-01-04; TX0000822633

v. 103, no. 319, 19Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-19; Reg. 1982-01-04; TX0000822634

v. 103, no. 320, 20Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-20; Reg. 1982-01-04; TX0000822635

v. 103, no. 321, 21Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-21; Reg. 1982-01-04; TX0000822636

v. 103, no. 322, 22Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-22; Reg. 1982-01-04; TX0000822637

v. 103, no. 323, 23Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-23; Reg. 1982-01-04; TX0000822638

v. 103, no. 324, 24Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-24; Reg. 1982-01-04; TX0000822639

v. 103, no. 325, 25Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-25; Reg. 1982-01-04; TX0000822640

v. 103, no. 326, 27Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-27; Reg. 1982-01-04; TX0000822641

v. 103, no. 327, 28Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-28; Reg. 1982-01-04; TX0000822642

v. 103, no. 328, 29Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-29; Reg. 1982-01-04; TX0000822643

v. 103, no. 329, 30Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-30; Reg. 1982-01-04; TX0000822644

v. 103, no. 330, 1Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-01; Reg. 1982-02-16; TX0000852563

v. 103, no. 331, 2Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-02; Reg. 1982-02-16; TX0000852564

v. 103, no. 332, 3Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-03; Reg. 1982-02-16; TX0000852565

v. 103, no. 333, 4Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-04; Reg. 1982-02-16; TX0000852566

v. 103, no. 334, 5Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-05; Reg. 1982-02-16; TX0000852567

v. 103, no. 335, 6Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-06; Reg. 1982-02-16; TX0000852568

v. 103, no. 336, 7Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-07; Reg. 1982-02-16; TX0000852569

v. 103, no. 337, 8Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-08; Reg. 1982-02-16; TX0000852570

v. 103, no. 338, 9Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-09; Reg. 1982-02-16; TX0000852571

v. 103, no. 339, 10Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-10; Reg. 1982-02-16; TX0000852572

v. 103, no. 340, 11Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-11; Reg. 1982-02-16; TX0000852573

v. 103, no. 341, 12Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-12; Reg. 1982-02-16; TX0000852574

v. 103, no. 342, 13Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-13; Reg. 1982-02-16; TX0000852575

v. 103, no. 343, 14Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-14; Reg. 1982-02-16; TX0000852576

v. 103, no. 344, 15Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-15; Reg. 1982-02-16; TX0000852577

v. 103, no. 345, 16Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-16; Reg. 1982-02-16; TX0000852578

v. 103, no. 346, 17Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-17; Reg. 1982-02-16; TX0000852579

v. 103, no. 347, 18Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-18; Reg. 1982-02-16; TX0000852580

v. 103, no. 348, 19Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-19; Reg. 1982-02-16; TX0000852581

v. 103, no. 349, 20Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-20; Reg. 1982-02-16; TX0000852582

v. 103, no. 350, 21Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-21; Reg. 1982-02-16; TX0000852583

v. 103, no. 351, 22Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-22; Reg. 1982-02-16; TX0000852584

v. 103, no. 352, 23Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-23; Reg. 1982-02-16; TX0000852585

v. 103, no. 353, 24Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-24; Reg. 1982-02-16; TX0000852586

v. 103, no. 354, 26Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-26; Reg. 1982-02-16; TX0000852587

v. 103, no. 355, 27Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-27; Reg. 1982-02-16; TX0000852588

v. 103, no. 356, 28Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-28; Reg. 1982-02-16; TX0000852589

v. 103, no. 357, 29Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-29; Reg. 1982-02-16; TX0000852590

v. 103, no. 358, 30Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-30; Reg. 1982-02-16; TX0000852591

v. 103, no. 359, 31Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-31; Reg. 1982-02-16; TX0000852592

Other Title:	The Saint Charles (Mo.) post

Names:	Saint Louis Post-Dispatch Pulitzer Publishing Company.

Type of Work:	Serial

Application Title:	Saint Louis post-dispatch (and The Saint Charles post)

Title:	Saint Louis post-dispatch.

Title Qualifier:	Includes The Saint Charles ( Mo.) post

Serial Publication Year:	1980

Description:	microfilm

Frequency:	Daily except day following some holidays.

Notes:	Microfilm.
Monday through Friday includes: The Saint Charles (Mo.) post.

Copyright Claimant:	Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company)

Authorship on Application:	Saint Louis Post-Dispatch, employer for hire.

Issues Registered:	2Jan80. Created 1980; Pub. 1980-01-02; Reg. 1980-05-01; TX0000493430

3Jan80. Created 1980; Pub. 1980-01-03; Reg. 1980-05-01; TX0000493431

4Jan80. Created 1980; Pub. 1980-01-04; Reg. 1980-05-01; TX0000493432

5Jan80. Created 1980; Pub. 1980-01-05; Reg. 1980-05-01; TX0000493433

6Jan80. Created 1980; Pub. 1980-01-06; Reg. 1980-05-01; TX0000493434

7Jan80. Created 1980; Pub. 1980-01-07; Reg. 1980-05-01; TX0000493435

8Jan80. Created 1980; Pub. 1980-01-08; Reg. 1980-05-01; TX0000493436

9Jan80. Created 1980; Pub. 1980-01-09; Reg. 1980-05-01; TX0000493437

10Jan80. Created 1980; Pub. 1980-01-10; Reg. 1980-05-01; TX0000493438

11Jan80. Created 1980; Pub. 1980-01-11; Reg. 1980-05-01; TX0000493439

12Jan80. Created 1980; Pub. 1980-01-12; Reg. 1980-05-01; TX0000493440

13Jan80. Created 1980; Pub. 1980-01-13; Reg. 1980-05-01; TX0000493441

14Jan80. Created 1980; Pub. 1980-01-14; Reg. 1980-05-01; TX0000493442

15Jan80. Created 1980; Pub. 1980-01-15; Reg. 1980-05-01; TX0000493443

16Jan80. Created 1980; Pub. 1980-01-16; Reg. 1980-05-01; TX0000493400

17Jan80. Created 1980; Pub. 1980-01-17; Reg. 1980-05-01; TX0000493401

18Jan80. Created 1980; Pub. 1980-01-18; Reg. 1980-05-01; TX0000493402

19Jan80. Created 1980; Pub. 1980-01-19; Reg. 1980-05-01; TX0000493403

20Jan80. Created 1980; Pub. 1980-01-20; Reg. 1980-05-01; TX0000493404

21Jan80. Created 1980; Pub. 1980-01-21; Reg. 1980-05-01; TX0000493405

22Jan80. Created 1980; Pub. 1980-01-22; Reg. 1980-05-01; TX0000493406

23Jan80. Created 1980; Pub. 1980-01-23; Reg. 1980-05-01; TX0000493407

24Jan80. Created 1980; Pub. 1980-01-24; Reg. 1980-05-01; TX0000493408

25Jan80. Created 1980; Pub. 1980-01-25; Reg. 1980-05-01; TX0000493409

26Jan80. Created 1980; Pub. 1980-01-26; Reg. 1980-05-01; TX0000493410

27Jan80. Created 1980; Pub. 1980-01-27; Reg. 1980-05-01; TX0000493411

28Jan80. Created 1980; Pub. 1980-01-28; Reg. 1980-05-01; TX0000493412

29Jan80. Created 1980; Pub. 1980-01-29; Reg. 1980-05-01; TX0000493413

30Jan80. Created 1980; Pub. 1980-01-30; Reg 1980-05-01; TX0000493414

31Jan80. Created 1980; Pub. 1980-01-31; Reg 1980-05-01; TX0000493415

v. 102, no. 31, 1Feb80. (C.O. correspondence.) Created 1980; Pub. 1980-02-01; Reg. 1980-04-08; TX0000516782

1Feb80. Created 1980; Pub. 1980-02-01; Reg. 1980-05-01; TX0000493444

v. 102, no. 32, 2Feb80. (C.O. correspondence.) Created 1980; Pub. 1980-02-02; Reg. 1980-04-08; TX0000516783

2Feb80. Created 1980; Pub. 1980-02-02; Reg. 1980-05-01; TX0000493445

v. 102, no. 33, 3Feb80. (C.O. correspondence.) Created 1980; Pub. 1980-02-03; Reg. 1980-04-08; TX0000516784

3Feb80. Created 1980; Pub. 1980-02-03; Reg. 1980-05-01; TX0000493446

v. 102, no. 34, 4Feb80. (C.O. correspondence.) Created 1980; Pub. 1980-02-04; Reg. 1980-04-08; TX0000516785

4Feb80. Created 1980; Pub. 1980-02-04; Reg. 1980-05-01; TX0000493447

v. 102, no. 35, 5Feb80. (C.O. correspondence.) Created 1980; Pub. 1980-02-05; Reg. 1980-04-08; TX0000516786

5Feb80. Created 1980; Pub. 1980-02-05; Reg. 1980-05-01; TX0000493448

v. 102, no. 36, 6Feb80. (C.O. correspondence.) Created 1980; Pub. 1980-02-06; Reg. 1980-04-08; TX0000516787

6Feb80. Created 1980; Pub. 1980-02-06; Reg. 1980-05-01; TX0000493449

v. 102, no. 37, 7Feb80. (C.O. correspondence.) Created 1980; Pub. 1980-02-07; Reg. 1980-04-08; TX0000516788

7Feb80. Created 1980; Pub. 1980-02-07; Reg. 1980-05-01; TX0000493450

v. 102, no. 38, 8Feb80. (C.O. correspondence.) Created 1980; Pub. 1980-02-08; Reg. 1980-04-08; TX0000516789

8Feb80. Created 1980; Pub. 1980-02-08; Reg. 1980-05-01; TX0000493451

v. 102, no. 39, 9Feb80. (C.O. correspondence.) Created 1980; Pub. 1980-02-09; Reg. 1980-04-08; TX0000516790

9Feb80. Created 1980; Pub. 1980-02-09; Reg. 1980-05-01; TX0000493452

v. 102, no. 40, 10Feb80. (C.O. correspondence.) Created 1980; Pub. 1980-02-10; Reg. 1980-04-08; TX0000516791

10Feb80. Created 1980; Pub. 1980-02-10; Reg. 1980-05-01; TX0000493453

v. 102, no. 41, 11Feb80. (C.O. correspondence.) Created 1980; Pub. 1980-02-11; Reg. 1980-04-08; TX0000516792

11Feb80. Created 1980; Pub. 1980-02-11; Reg. 1980-05-01; TX0000493454

v. 102, no. 42, 12Feb80. (C.O. correspondence.) Created 1980; Pub. 1980-02-12; Reg. 1980-04-08; TX0000516793

12Feb80. Created 1980; Pub. 1980-02-12; Reg. 1980-05-01; TX0000493455

v. 102, no. 43, 13Feb80. (C.O. correspondence.) Created 1980; Pub. 1980-02-13; Reg. 1980-04-08; TX0000516794

13Feb80. Created 1980; Pub. 1980-02-13; Reg. 1980-05-01; TX0000493456

v. 102, no. 44, 14Feb80. (C.O. correspondence.) Created 1980; Pub. 1980-02-14; Reg. 1980-04-08; TX0000516795

14Feb80. Created 1980; Pub. 1980-02-14; Reg. 1980-05-01; TX0000493457

v. 102, no. 45, 15Feb80. (C.O. correspondence.) Created 1980; Pub. 1980-02-15; Reg. 1980-04-08; TX0000516796

15Feb80. Created 1980; Pub. 1980-02-15; Reg. 1980-05-01; TX0000493458

16Feb80. Created 1980; Pub. 1980-02-16; Reg. 1980-05-01; TX0000493416

17Feb80. Created 1980; Pub. 1980-02-17; Reg. 1980-05-01; TX0000493417

18Feb80. Created 1980; Pub. 1980-02-18; Reg. 1980-05-01; TX0000493418

19Feb80. Created 1980; Pub. 1980-02-19; Reg. 1980-05-01; TX0000493419

20Feb80. Created 1980; Pub. 1980-02-20; Reg. 1980-05-01; TX0000493420

21Feb80. Created 1980; Pub. 1980-02-21; Reg. 1980-05-01; TX0000493421

22Feb80. Created 1980; Pub. 1980-02-22; Reg. 1980-05-01; TX0000493422

23Feb80. Created 1980; Pub. 1980-02-23; Reg. 1980-05-01; TX0000493423

24Feb80. Created 1980; Pub. 1980-02-24; Reg. 1980-05-01; TX0000493424

25Feb80. Created 1980; Pub. 1980-02-25; Reg. 1980-05-01; TX0000493425

26Feb80. Created 1980; Pub. 1980-02-26; Reg. 1980-05-01; TX0000493426

27Feb80. Created 1980; Pub. 1980-02-27; Reg. 1980-05-01; TX0000493427

28Feb80. Created 1980; Pub. 1980-02-28; Reg. 1980-05-01; TX0000493428

29Feb80. Created 1980; Pub. 1980-02-29; Reg. 1980-05-01; TX0000493429

v. 102, no. 60, 1Mar80. Created 1980; Pub. 1980-03-01; Reg. 1980-05-01; TX0000555504

v. 102, no. 61, 2Mar80. Created 1980; Pub. 1980-03-02; Reg. 1980-05-01; TX0000555505

v. 102, no. 62, 3Mar80. Created 1980; Pub. 1980-03-03; Reg. 1980-05-01; TX0000555506

v. 102, no. 63, 4Mar80. Created 1980; Pub. 1980-03-04; Reg. 1980-05-01; TX0000555507

v. 102, no. 64, 5Mar80. Created 1980; Pub. 1980-03-05; Reg. 1980-05-01; TX0000555508

v. 102, no. 65, 6Mar80. Created 1980; Pub. 1980-03-06; Reg. 1980-05-01; TX0000555509

v. 102, no. 66, 7Mar80. Created 1980; Pub. 1980-03-07; Reg. 1980-05-01; TX0000555510

v. 102, no. 67, 8Mar80. Created 1980; Pub. 1980-03-08; Reg. 1980-05-01; TX0000555511

v. 102, no. 68, 9Mar80. Created 1980; Pub. 1980-03-09; Reg. 1980-05-01; TX0000555512

v. 102, no. 69, 10Mar80. Created 1980; Pub. 1980-03-10; Reg. 1980-05-01; TX0000555513

v. 102, no. 70, 11Mar80. Created 1980; Pub. 1980-03-11; Reg. 1980-05-01; TX0000555514

v. 102, no. 71, 12Mar80. Created 1980; Pub. 1980-03-12; Reg. 1980-05-01; TX0000555515

v. 102, no. 72, 13Mar80. Created 1980; Pub. 1980-03-13; Reg. 1980-05-01; TX0000555516

v. 102, no. 73, 14Mar80. Created 1980; Pub. 1980-03-14; Reg. 1980-05-01; TX0000555517

v. 102, no. 74, 15Mar80. (C.O. correspondence.) Created 1980; Pub. 1980-03-15; Reg. 1980-05-01; TX0000555518

v. 102, no. 75, 16Mar80. Created 1980; Pub. 1980-03-16; Reg. 1980-05-01; TX0000530566

v. 102, no. 76, 17Mar80. Created 1980; Pub. 1980-03-17; Reg. 1980-05-01; TX0000530567

v. 102, no. 77, 18Mar80. Created 1980; Pub. 1980-03-18; Reg. 1980-05-01; TX0000530568

v. 102, no. 78, 19Mar80. Created 1980; Pub. 1980-03-19; Reg. 1980-05-01; TX0000530569

v. 102, no. 79, 20Mar80. Created 1980; Pub. 1980-03-20; Reg. 1980-05-01; TX0000530570

v. 102, no. 80, 21Mar80. Created 1980; Pub. 1980-03-21; Reg. 1980-05-01; TX0000530571

v. 102, no. 81, 22Mar80. Created 1980; Pub. 1980-03-22; Reg. 1980-05-01; TX0000530572

v. 102, no. 82, 23Mar80. Created 1980; Pub. 1980-03-23; Reg. 1980-05-01; TX0000530573

v. 102, no. 83, 24Mar80. Created 1980; Pub. 1980-03-24; Reg. 1980-05-01; TX0000530574

v. 102, no. 84, 25Mar80. Created 1980; Pub. 1980-03-25; Reg. 1980-05-01; TX0000530575

v. 102, no. 85, 26Mar80. Created 1980; Pub. 1980-03-26; Reg. 1980-05-01; TX0000530576

v. 102, no. 86, 27Mar80. Created 1980; Pub. 1980-03-27; Reg. 1980-05-01; TX0000530577

v. 102, no. 87, 28Mar80. Created 1980; Pub. 1980-03-28; Reg. 1980-05-01; TX0000530578

v. 102, no. 88, 29Mar80. Created 1980; Pub. 1980-03-29; Reg. 1980-05-01; TX0000530579

v. 102, no. 89, 30Mar80. Created 1980; Pub. 1980-03-30; Reg. 1980-05-01; TX0000530580

v. 102, no. 90, 31Mar80. Created 1980; Pub. 1980-03-31; Reg. 1980-05-01; TX0000530581

v. 102, no. 91, lApr80. Created 1980; Pub. 1980-04-01; Reg. 1980-06-19; TX0000530551

v. 102, no. 92, 2Apr80. Created 1980; Pub. 1980-04-02; Reg. 1980-06-19; TX0000530552

v. 102, no. 93, 3Apr80. Created 1980; Pub. 1980-04-03; Reg. 1980-06-19; TX0000530553

v. 102, no. 94, 4Apr80. Created 1980; Pub. 1980-04-04; Reg. 1980-06-19; TX0000530554

v. 102, no. 95, 5Apr80. Created 1980; Pub. 1980-04-05; Reg. 1980-06-19; TX0000530555

v. 102, no. 96, 6Apr80. Created 1980; Pub. 1980-04-06; Reg. 1980-06-19; TX0000530556

v. 102, no. 97, 7Apr80. Created 1980; Pub. 1980-04-07; Reg. 1980-06-19; TX0000530557

v. 102, no. 98, 8Apr80. Created 1980; Pub. 1980-04-08; Reg. 1980-06-19; TX0000530558

v. 102, no. 99, 9Apr80. Created 1980; Pub. 1980-04-09; Reg. 1980-06-19; TX0000530559

v. 102, no. 100, 10Apr80. Created 1980; Pub. 1980-04-10; Reg. 1980-06-19; TX0000530560

v. 102, no. 101, 11Apr80. Created 1980; Pub. 1980-04-11; Reg. 1980-06-19; TX0000530561

v. 102, no. 102, 12Apr80. Created 1980; Pub. 1980-04-12; Reg. 1980-06-19; TX0000530562

v. 102, no. 103, 13Apr80. Created 1980; Pub. 1980-04-13; Reg. 1980-06-19; TX0000530563

v. 102, no. 104, 14Apr80. Created 1980; Pub. 1980-04-14; Reg. 1980-06-19; TX0000530564

v. 102, no. 105, 15Apr80. Created 1980; Pub. 1980-04-15; Reg. 1980-06-19; TX0000530565

v. 102, no. 106, 16Apr80. Created 1980; Pub. 1980-04-16; Reg. 1980-06-19; TX0000565950

v. 102, no. 107, 17Apr80. Created 1980; Pub. 1980-04-17; Reg. 1980-06-19; TX0000565951

v. 102, no. 108, 18Apr80. Created 1980; Pub. 1980-04-18; Reg. 1980-06-19; TX0000565952

v. 102, no. 109, 19Apr80. Created 1980; Pub. 1980-04-19; Reg. 1980-06-19; TX0000565953

v. 102, no. 110, 20Apr80. Created 1980; Pub. 1980-04-20; Reg. 1980-06-19; TX0000565954

v. 102, no. 111, 21Apr80. Created 1980; Pub. 1980-04-21; Reg. 1980-06-19; TX0000565955

v. 102, no. 112, 22Apr80. Created 1980; Pub. 1980-04-22; Reg. 1980-06-19; TX0000565956

v. 102, no. 113, 23Apr80. Created 1980; Pub. 1980-04-23; Reg. 1980-06-19; TX0000565957

v. 102, no. 114, 24Apr80. Created 1980; Pub. 1980-04-24; Reg. 1980-06-19; TX0000565958

v. 102, no. 115, 25Apr80. (C.O. correspondence.) Created 1980; Pub. 1980-04-25; Reg. 1980-06-19; TX0000565959

v. 102, no. 116, 26Apr80. Created 1980; Pub. 1980-04-26; Reg. 1980-06-19; TX0000565960

v. 102, no. 117, 27Apr80. Created 1980; Pub. 1980-04-27; Reg. 1980-06-19; TX0000565961

v. 102, no. 118, 28Apr80. Created 1980; Pub. 1980-04-28; Reg. 1980-06-19; TX0000565962

v. 102, no. 119, 29Apr80. Created 1980; Pub. 1980-04-29; Reg. 1980-06-19; TX0000565963

v. 102, no. 120, 30Apr80. Created 1980; Pub. 1980-04-30; Reg. 1980-06-19; TX0000565964

v. 102, no. 121, lMay80. Created 1980; Pub. 1980-05-01; Reg. 1980-07-08; TX0000562642

v. 102, no. 122, 2May80. Created 1980; Pub. 1980-05-02; Reg. 1980-07-08; TX0000562643

v. 102, no. 123, 3May80. Created 1980; Pub. 1980-05-03; Reg. 1980-07-08; TX0000562644

v. 102, no. 124, 4May80. Created 1980; Pub. 1980-05-04; Reg. 1980-07-08; TX0000562645

v. 102, no. 125, 5May80. Created 1980; Pub. 1980-05-05; Reg. 1980-07-08; TX0000562646

v. 102, no. 126, 6May80. Created 1980; Pub. 1980-05-06; Reg. 1980-07-08; TX0000562647

v. 102, no. 127, 7May80. Created 1980; Pub. 1980-05-07; Reg. 1980-07-08; TX0000562648

v. 102, no. 128, 8May80. Created 1980; Pub. 1980-05-08; Reg. 1980-07-08; TX0000562649

v. 102, no. 129, 9May80. Created 1980; Pub. 1980-05-09; Reg. 1980-07-08; TX0000562650

v. 102, no. 130, 10May80. Created 1980; Pub. 1980-05-10; Reg. 1980-07-08; TX0000562651

v. 102, no. 131, 11May80. Created 1980; Pub. 1980-05-11; Reg. 1980-07-08; TX0000562652

v. 102, no. 132, 12May80. Created 1980; Pub. 1980-05-12; Reg. 1980-07-08; TX0000562653

v. 102, no. 133, 13May80. Created 1980; Pub. 1980-05-13; Reg. 1980-07-08; TX0000562654

v. 102, no. 134, 14May80. Created 1980; Pub. 1980-05-14; Reg. 1980-07-08; TX0000562655

v. 102, no. 135, 15May80. Created 1980; Pub. 1980-05-15; Reg. 1980-07-08; TX0000562656

v. 102, no. 136, 16May80. Created 1980; Pub. 1980-05-16; Reg. 1980-07-08; TX0000562657

v. 102, no. 137, 17May80. Created 1980; Pub. 1980-05-17; Reg. 1980-07-08; TX0000562658

v. 102, no. 138, 18May80. Created 1980; Pub. 1980-05-18; Reg. 1980-07-08; TX0000562659

v. 102, no. 139, 19May80. Created 1980; Pub. 1980-05-19; Reg. 1980-07-08; TX0000562660

v. 102, no. 140, 20May80. Created 1980; Pub. 1980-05-20; Reg. 1980-07-08; TX0000562661

v. 102, no. 141, 21May80. Created 1980; Pub. 1980-05-21; Reg. 1980-07-08; TX0000562662

v. 102, no. 142, 22May80. Created 1980; Pub. 1980-05-22; Reg. 1980-07-08; TX0000562663

v. 102, no. 143, 23May80. Created 1980; Pub. 1980-05-23; Reg. 1980-07-08; TX0000562664

v. 102, no. 144, 24May80. Created 1980; Pub. 1980-05-24; Reg. 1980-07-08; TX0000562665

v. 102, no. 145, 25May80. Created 1980; Pub. 1980-05-25; Reg. 1980-07-08; TX0000562666

v. 102, no. 146, 27May80. Created 1980; Pub. 1980-05-27; Reg. 1980-07-08; TX0000562667

v. 102, no. 147, 28May80. (C.O. correspondence.) Created 1980; Pub. 1980-05-28; Reg. 1980-07-08; TX0000562668

v. 102, no. 148, 29May80. Created 1980; Pub. 1980-05-29; Reg. 1980-07-08; TX0000562669

v. 102, no. 149, 30May80. Created 1980; Pub. 1980-05-30; Reg. 1980-07-08; TX0000562670

v. 102, no. 150, 31May80. Created 1980; Pub. 1980-05-31; Reg. 1980-07-08; TX0000562671

v. 102, no. 151, lJun80. Created 1980; Pub. 1980-06-01; Reg. 1980-08-14; TX0000530536

v. 102, no. 152, 2Jun80. Created 1980; Pub. 1980-06-02; Reg. 1980-08-14; TX0000530537

v. 102, no. 153, 3Jun80. Created 1980; Pub. 1980-06-03; Reg. 1980-08-14; TX0000530538

v. 102, no. 154, 4Jun80. Created 1980; Pub. 1980-06-04; Reg. 1980-08-14; TX0000530539

v. 102, no. 155, 5Jun80. Created 1980; Pub. 1980-06-05; Reg. 1980-08-14; TX0000530540

v. 102, no. 156, 6Jun80. Created 1980; Pub. 1980-06-06; Reg. 1980-08-14; TX0000530541

v. 102, no. 157, 7Jun80. Created 1980; Pub. 1980-06-07; Reg. 1980-08-14; TX0000530542

v. 102, no. 158, 8Jun80. Created 1980; Pub. 1980-06-08; Reg. 1980-08-14; TX0000530543

v. 102, no. 159, 9Jun80. Created 1980; Pub. 1980-06-09; Reg. 1980-08-14; TX0000530544

v. 102, no. 160, 10Jun80. Created 1980; Pub. 1980-06-10; Reg. 1980-08-14; TX0000530545

v. 102, no. 161, 11Jun80. Created 1980; Pub. 1980-06-11; Reg. 1980-08-14; TX0000530546

v. 102, no. 162, 12Jun80. Created 1980; Pub. 1980-06-12; Reg. 1980-08-14; TX0000530547

v. 102, no. 163, 13Jun80. Created 1980; Pub. 1980-06-13; Reg. 1980-08-14; TX0000530548

v. 102, no. 164, 14Jun80. Created 1980; Pub. 1980-06-14; Reg. 1980-08-14; TX0000530549

v. 102, no. 165, 15Jun80. Created 1980; Pub. 1980-06-15; Reg. 1980-08-14; TX0000530550

v. 102, no. 166, 16Jun80. Created 1980; Pub. 1980-06-16; Reg. 1980-08-14; TX0000530521

v. 102, no. 167, 17Jun80. Created 1980; Pub. 1980-06-17; Reg. 1980-08-14; TX0000530522

v. 102, no. 168, 18Jun80. Created 1980; Pub. 1980-06-18; Reg. 1980-08-14; TX0000530523

v. 102, no. 169, 19Jun80. Created 1980; Pub. 1980-06-19; Reg. 1980-08-14; TX0000530524

v. 102, no. 170, 20Jun80. Created 1980; Pub. 1980-06-20; Reg. 1980-08-14; TX0000530525

v. 102, no. 171, 21Jun80. Created 1980; Pub. 1980-06-21; Reg. 1980-08-14; TX0000530526

v. 102, no. 172, 22Jun80. Created 1980; Pub. 1980-06-22; Reg. 1980-08-14; TX0000530527

v. 102, no. 173, 23Jun80. Created 1980; Pub. 1980-06-23; Reg. 1980-08-14; TX0000530528

v. 102, no. 174, 24Jun80. Created 1980; Pub. 1980-06-24; Reg. 1980-08-14; TX0000530529

v. 102, no. 175, 25Jun80. Created 1980; Pub. 1980-06-25; Reg. 1980-08-14; TX0000530530

v. 102, no. 176, 26Jun80. Created 1980; Pub. 1980-06-26; Reg. 1980-08-14; TX0000530531

v. 102, no. 177, 27Jun80. Created 1980; Pub. 1980-06-27; Reg. 1980-08-14; TX0000530532

v. 102, no. 178, 28Jun80. Created 1980; Pub. 1980-06-28; Reg. 1980-08-14; TX0000530533

v. 102, no. 179, 29Jun80. Created 1980; Pub. 1980-06-29; Reg. 1980-08-14; TX0000530534

v. 102, no. 180, 30Jun80. Created 1980; Pub. 1980-06-30; Reg. 1980-08-14; TX0000530535

v. 102, no. 181, 1Jul80. Created 1980; Pub. 1980-07-01; Reg. 1980-09-29; TX0000558767

v. 102, no. 182, 2Jul80. Created 1980; Pub. 1980-07-02; Reg. 1980-09-29; TX0000558768

v. 102, no. 183, 3Jul80. Created 1980; Pub. 1980-07-03; Reg. 1980-09-29; TX0000558769

v. 102, no. 184, 5Jul80. Created 1980; Pub. 1980-07-05; Reg. 1980-09-29; TX0000558770

v. 102, no. 185, 6Jul80. Created 1980; Pub. 1980-07-06; Reg. 1980-09-29; TX0000558771

v. 102, no. 186, 7Jul80. Created 1980; Pub. 1980-07-07; Reg. 1980-09-29; TX0000558772

v. 102, no. 187, 8Jul80. Created 1980; Pub. 1980-07-08; Reg. 1980-09-29; TX0000558773

v. 102, no. 188, 9Jul80. Created 1980; Pub. 1980-07-09; Reg. 1980-09-29; TX0000558774

v. 102, no. 189, 10Jul80. Created 1980; Pub. 1980-07-10; Reg. 1980-09-29; TX0000558775

v. 102, no. 190, 11Jul80. Created 1980; Pub. 1980-07-11; Reg. 1980-09-29; TX0000558776

v. 102, no. 191, 12Jul80. Created 1980; Pub. 1980-07-12; Reg. 1980-09-29; TX0000558777

v. 102, no. 192, 13Jul80. Created 1980; Pub. 1980-07-13; Reg. 1980-09-29; TX0000558778

v. 102, no. 193, 14Jul80. Created 1980; Pub. 1980-07-14; Reg. 1980-09-29; TX0000558779

v. 102, no. 194, 15Jul80. Created 1980; Pub. 1980-07-15; Reg. 1980-09-29; TX0000558780

v. 102, no. 195, 16Jul80. Created 1980; Pub. 1980-07-16; Reg. 1980-09-29; TX0000558781

v. 102, no. 196, 17Jul80. Created 1980; Pub. 1980-07-17; Reg. 1980-09-29; TX0000558782

v. 102, no. 197, 18Jul80. Created 1980; Pub. 1980-07-18; Reg. 1980-09-29; TX0000558783

v. 102, no. 198, 19Jul80. Created 1980; Pub. 1980-07-19; Reg. 1980-09-29; TX0000558784

v. 102, no. 199, 20Jul80. Created 1980; Pub. 1980-07-20; Reg. 1980-09-29; TX0000558785

v. 102, no. 200, 21Jul80. Created 1980; Pub. 1980-07-21; Reg. 1980-09-29; TX0000558786

v. 102, no. 201, 22Jul80. Created 1980; Pub. 1980-07-22; Reg. 1980-09-29; TX0000558787

v. 102, no. 202, 23Jul80. Created 1980; Pub. 1980-07-23; Reg. 1980-09-29; TX0000558788

v. 102, no. 203, 24Jul80. Created 1980; Pub. 1980-07-24; Reg. 1980-09-29; TX0000558789

v. 102, no. 204, 25Jul80. Created 1980; Pub. 1980-07-25; Reg. 1980-09-29; TX0000558790

v. 102, no. 205, 26Jul80. Created 1980; Pub. 1980-07-26; Reg. 1980-09-29; TX0000558791

v. 102, no. 206, 27Jul80. Created 1980; Pub. 1980-07-27; Reg. 1980-09-29; TX0000558792

v. 102, no. 207, 28Jul80. Created 1980; Pub. 1980-07-28; Reg. 1980-09-29; TX0000558793

v. 102, no. 208, 29Jul80. Created 1980; Pub. 1980-07-29; Reg. 1980-09-29; TX0000558794

v. 102, no. 209, 30Jul80. Created 1980; Pub. 1980-07-30; Reg. 1980-09-29; TX0000558795

v. 102, no. 210, 31Jul80. Created 1980; Pub. 1980-07-31; Reg. 1980-09-29; TX0000558796

v. 102, no. 211, 1Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-01; Reg. 1980-10-23; TX0000806181

v. 102, no. 212, 2Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-02; Reg. 1980-10-23; TX0000806182

v. 102, no. 213, 3Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-03; Reg. 1980-10-23; TX0000806183

v. 102, no. 214, 4Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-04; Reg. 1980-10-23; TX0000806184

v. 102, no. 215, 5Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-05; Reg. 1980-10-23; TX0000806185

v. 102, no. 216, 6Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-06; Reg. 1980-10-23; TX0000806186

v. 102, no. 217, 7Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-07; Reg. 1980-10-23; TX0000806187

v. 102, no. 218, 8Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-08; Reg. 1980-10-23; TX0000806188

v. 102, no. 219, 9Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-09; Reg. 1980-10-23; TX0000806190

v. 102, no. 220, 10Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-10; Reg. 1980-10-23; TX0000806191

v. 102, no. 221, 11Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-11; Reg. 1980-10-23; TX0000806192

v. 102, no. 222, 12Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-12; Reg. 1980-10-23; TX0000806193

v. 102, no. 223, 13Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-13; Reg. 1980-10-23; TX0000806194

v. 102, no. 224, 14Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-14; Reg. 1980-10-23; TX0000806195

v. 102, no. 225, 15Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-15; Reg. 1980-10-23; TX0000806196

v. 102, no. 226, 16Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-16; Reg. 1980-10-23; TX0000806165

v. 102, no. 227, 17Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-17; Reg. 1980-10-23; TX0000806166

v. 102, no. 228, 18Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-18; Reg. 1980-10-23; TX0000806167

v. 102, no. 229, 19Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-19; Reg. 1980-10-23; TX0000806168

v. 102, no. 230, 20Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-20; Reg. 1980-10-23; TX0000806169

v. 102, no. 231, 21Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-21; Reg. 1980-10-23; TX0000806170

v. 102, no. 232, 22Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-22; Reg. 1980-10-23; TX0000806171

v. 102, no. 233, 23Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-23; Reg. 1980-10-23; TX0000806172

v. 102, no. 234, 24Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-24; Reg. 1980-10-23; TX0000806173

v. 102, no. 235, 25Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-25; Reg. 1980-10-23; TX0000806174

v. 102, no. 236, 26Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-26; Reg. 1980-10-23; TX0000806175

v. 102, no. 237, 27Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-27; Reg. 1980-10-23; TX0000806176

v. 102, no. 238, 28Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-28; Reg. 1980-10-23; TX0000806177

v. 102, no. 239, 29Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-29; Reg. 1980-10-23; TX0000806178

v. 102, no. 240, 30Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-30; Reg. 1980-10-23; TX0000806179

v. 102, no. 241, 31Aug80. (C. O. correspondence.) Created 1980; Pub. 1980-08-31; Reg. 1980-10-23; TX0000806180

v. 102, no. 242, 2Sep80. Created 1980; Pub. 1980-09-02; Reg. 1980-10-31; TX0000574310

v. 102, no. 243, 3Sep80. Created 1980; Pub. 1980-09-03; Reg. 1980-10-31; TX0000574311

v. 102, no. 244, 4Sep80. Created 1980; Pub. 1980-09-04; Reg. 1980-10-31; TX0000574312

v. 102, no. 245, 5Sep80. Created 1980; Pub. 1980-09-05; Reg. 1980-10-31; TX0000574313

v. 102, no. 246, 6Sep80. Created 1980; Pub. 1980-09-06; Reg. 1980-10-31; TX0000574314

v. 102, no. 247, 7Sep80. Created 1980; Pub. 1980-09-07; Reg. 1980-10-31; TX0000574315

v. 102, no. 248, 8Sep80. Created 1980; Pub. 1980-09-08; Reg. 1980-10-31; TX0000574316

v. 102, no. 249, 9Sep80. Created 1980; Pub. 1980-09-09; Reg. 1980-10-31; TX0000574317

v. 102, no. 250, 10Sep80. Created 1980; Pub. 1980-09-10; Reg. 1980-10-31; TX0000574318

v. 102, no. 251, 11Sep80. Created 1980; Pub. 1980-09-11; Reg. 1980-10-31; TX0000574319

v. 102, no. 252, 12Sep80. Created 1980; Pub. 1980-09-12; Reg. 1980-10-31; TX0000574320

v. 102, no. 253, 13Sep80. Created 1980; Pub. 1980-09-13; Reg. 1980-10-31; TX0000574321

v. 102, no. 254, 14Sep80. Created 1980; Pub. 1980-09-14; Reg. 1980-10-31; TX0000574328

v. 102, no. 255, 15Sep80. Created 1980; Pub. 1980-09-15; Reg. 1980-10-31; TX0000574322

v. 102, no. 256, 16Sep80. Created 1980; Pub. 1980-09-16; Reg. 1980-10-31; TX0000574323

v. 102, no. 257, 17Sep80. Created 1980; Pub. 1980-09-17; Reg. 1980-10-31; TX0000574324

v. 102, no. 258, 18Sep80. Created 1980; Pub. 1980-09-18; Reg. 1980-10-31; TX0000574325

v. 102, no. 259, 19Sep80. Created 1980; Pub. 1980-09-19; Reg. 1980-10-31; TX0000574326

v. 102, no. 260, 20Sep80. Created 1980; Pub. 1980-09-20; Reg. 1980-10-31; TX0000574327

v. 102, no. 261, 21Sep80. (C.O. correspondence.) Created 1980; Pub. 1980-09-21; Reg. 1980-10-31; TX0000624172

v. 102, no. 262, 22Sep80. (C.O. correspondence.) Created 1980; Pub. 1980-09-22; Reg. 1980-10-31; TX0000624169

v. 102, no. 263, 23Sep80. (C.O. correspondence.) Created 1980; Pub. 1980-09-23; Reg. 1980-10-31; TX0000624170

v. 102, no. 264, 24Sep80. (C.O. correspondence.) Created 1980; Pub. 1980-09-24; Reg. 1980-10-31; TX0000624171

v. 102, no. 265, 25Sep80. (C.O. correspondence.) Created 1980; Pub. 1980-09-25; Reg. 1980-10-31; TX0000624168

v. 102, no. 266, 26Sep80. (C.O. correspondence.) Created 1980; Pub. 1980-09-26; Reg. 1980-10-31; TX0000624167

v. 102, no. 267, 27Sep80. (C.O. correspondence.) Created 1980; Pub. 1980-09-27; Reg. 1980-10-31; TX0000624166

v. 102, no. 268, 28Sep80. (C.O. correspondence.) Created 1980; Pub. 1980-09-28; Reg. 1980-10-31; TX0000624165

v. 102, no. 269, 29Sep80. (C.O. correspondence.) Created 1980; Pub. 1980-09-29; Reg. 1980-10-31; TX0000624164

v. 102, no. 270, 30Sep80. (C.O. correspondence.) Created 1980; Pub. 1980-09-30; Reg. 1980-10-31; TX0000624163

v. 102, no. 271, 1Oct80. Created 1980; Pub. 1980-10-01; Reg. 1980-12-16; TX0000618016

v. 102, no. 272, 2Oct80. Created 1980; Pub. 1980-10-02; Reg. 1980-12-16; TX0000618017

v. 102, no. 273, 3Oct80. Created 1980; Pub. 1980-10-03; Reg. 1980-12-16; TX0000618018

v. 102, no. 274, 4Oct80. Created 1980; Pub. 1980-10-04; Reg. 1980-12-16; TX0000618019

v. 102, no. 275, 5Oct80. Created 1980; Pub. 1980-10-05; Reg. 1980-12-16; TX0000618020

v. 102, no. 276, 6Oct80. Created 1980; Pub. 1980-10-06; Reg. 1980-12-16; TX0000618021

v. 102, no. 277, 7Oct80. Created 1980; Pub. 1980-10-07; Reg. 1980-12-16; TX0000618022

v. 102, no. 278, 8Oct80. Created 1980; Pub. 1980-10-08; Reg. 1980-12-16; TX0000618023

v. 102, no. 279, 9Oct80. Created 1980; Pub. 1980-10-09; Reg. 1980-12-16; TX0000618024

v. 102, no. 280, 10Oct80. Created 1980; Pub. 1980-10-10; Reg. 1980-12-16; TX0000618025

v. 102, no. 281, 11Oct80. Created 1980; Pub. 1980-10-11; Reg. 1980-12-16; TX0000618026

v. 102, no. 282, 12Oct80. Created 1980; Pub. 1980-10-12; Reg. 1980-12-16; TX0000618027

v. 102, no. 283, 13Oct80. Created 1980; Pub. 1980-10-13; Reg. 1980-12-16; TX0000618028

v. 102, no. 284, 14Oct80. Created 1980; Pub. 1980-10-14; Reg. 1980-12-16; TX0000618029

v. 102, no. 285, 15Oct80. Created 1980; Pub. 1980-10-15; Reg. 1980-12-16; TX0000618030

v. 102, no. 286, 16Oct80. Created 1980; Pub. 1980-10-16; Reg. 1980-12-16; TX0000618031

v. 102, no. 287, 17Oct80. Created 1980; Pub. 1980-10-17; Reg. 1980-12-16; TX0000618032

v. 102, no. 288, 18Oct80. Created 1980; Pub. 1980-10-18; Reg. 1980-12-16; TX0000618033

v. 102, no. 289, 19Oct80. Created 1980; Pub. 1980-10-19; Reg. 1980-12-16; TX0000618034

v. 102, no. 290, 20Oct80. Created 1980; Pub. 1980-10-20; Reg. 1980-12-16; TX0000618035

v. 102, no. 291, 21Oct80. Created 1980; Pub. 1980-10-21; Reg. 1980-12-16; TX0000618036

v. 102, no. 292, 22Oct80. Created 1980; Pub. 1980-10-22; Reg. 1980-12-16; TX0000618037

v. 102, no. 293, 23Oct80. Created 1980; Pub. 1980-10-23; Reg. 1980-12-16; TX0000618038

v. 102, no. 294, 24Oct80. Created 1980; Pub. 1980-10-24; Reg. 1980-12-16; TX0000618039

v. 102, no. 295, 25Oct80. Created 1980; Pub. 1980-10-25; Reg. 1980-12-16; TX0000618040

v. 102, no. 296, 26Oct80. Created 1980; Pub. 1980-10-26; Reg. 1980-12-16; TX0000618041

v. 102, no. 297, 27Oct80. Created 1980; Pub. 1980-10-27; Reg. 1980-12-16; TX0000618042

v. 102, no. 298, 28Oct80. Created 1980; Pub. 1980-10-28; Reg. 1980-12-16; TX0000618043

v. 102, no. 299, 29Oct80. Created 1980; Pub. 1980-10-29; Reg. 1980-12-16; TX0000618044

v. 102, no. 300, 30Oct80. Created 1980; Pub. 1980-10-30; Reg. 1980-12-16; TX0000618045

v. 102, no. 301, 31Oct80. Created 1980; Pub. 1980-10-31; Reg. 1980-12-16; TX0000618046

v. 102, no. 302, 1Nov80. Created 1980; Pub. 1980-11-01; Reg. 1981-01-07; TX0000607126

v. 102, no. 303, 2Nov80. Created 1980; Pub. 1980-11-02; Reg. 1981-01-07; TX0000607127

v. 102, no. 304, 3Nov80. Created 1980; Pub. 1980-11-03; Reg. 1981-01-07; TX0000607128

v. 102, no. 305, 4Nov80. Created 1980; Pub. 1980-11-04; Reg. 1981-01-07; TX0000607129

v. 102, no. 306, 5Nov80. Created 1980; Pub. 1980-11-05; Reg. 1981-01-07; TX0000607130

v. 102, no. 307, 6Nov80. Created 1980; Pub. 1980-11-06; Reg. 1981-01-07; TX0000607131

v. 102, no. 308, 7Nov80. Created 1980; Pub. 1980-11-07; Reg. 1981-01-07; TX0000607132

v. 102, no. 309, 8Nov80. Created 1980; Pub. 1980-11-08; Reg. 1981-01-07; TX0000607133

v. 102, no. 310, 9Nov80. Created 1980; Pub. 1980-11-09; Reg. 1981-01-07; TX0000607134

v. 102, no. 311, 10Nov80. Created 1980; Pub. 1980-11-10; Reg. 1981-01-07; TX0000607135

v. 102, no. 312, 11Nov80. Created 1980; Pub. 1980-11-11; Reg. 1981-01-07; TX0000607136

v. 102, no. 313, 12Nov80. Created 1980; Pub. 1980-11-12; Reg. 1981-01-07; TX0000607137

v. 102, no. 314, 13Nov80. Created 1980; Pub. 1980-11-13; Reg. 1981-01-07; TX0000607138

v. 102, no. 315, 14Nov80. Created 1980; Pub. 1980-11-14; Reg. 1981-01-07; TX0000607139

v. 102, no. 316, 15Nov80. Created 1980; Pub. 1980-11-15; Reg. 1981-01-07; TX0000607140

v. 102, no. 317, 16Nov80. Created 1980; Pub. 1980-11-16; Reg. 1981-01-07; TX0000607141

v. 102, no. 318, 17Nov80. Created 1980; Pub. 1980-11-17; Reg. 1981-01-07; TX0000607142

v. 102, no. 319, 18Nov80. Created 1980; Pub. 1980-11-18; Reg. 1981-01-07; TX0000607143

v. 102, no. 320, 19Nov80. Created 1980; Pub. 1980-11-19; Reg. 1981-01-07; TX0000607144

v. 102, no. 321, 20Nov80. Created 1980; Pub. 1980-11-20; Reg. 1981-01-07; TX0000607145

v. 102, no. 322, 21Nov80. Created 1980; Pub. 1980-11-21; Reg. 1981-01-07; TX0000607146

v. 102, no. 323, 22Nov80. Created 1980; Pub. 1980-11-22; Reg. 1981-01-07; TX0000607147

v. 102, no. 324, 23Nov80. Created 1980; Pub. 1980-11-23; Reg. 1981-01-07; TX0000607148

v. 102, no. 325, 24Nov80. Created 1980; Pub. 1980-11-24; Reg. 1981-01-07; TX0000607149

v. 102, no. 326, 25Nov80. Created 1980; Pub. 1980-11-25; Reg. 1981-01-07; TX0000607150

v. 102, no. 327, 26Nov80. Created 1980; Pub. 1980-11-26; Reg. 1981-01-07; TX0000607151

v. 102, no. 328, 27Nov80. Created 1980; Pub. 1980-11-27; Reg. 1981-01-07; TX0000607152

v. 102, no. 329, 28Nov80. Created 1980; Pub. 1980-11-29; Reg. 1981-01-07; TX0000607153

v. 102, no. 330, 29Nov80. Created 1980; Pub. 1980-11-30; Reg. 1981-01-07; TX0000607154

v. 102, no. 331, 1Dec80. Created 1980; Pub. 1980-12-01; Reg. 1981-02-09; TX0000664163

v. 102, no. 332, 2Dec80. Created 1980; Pub. 1980-12-02; Reg. 1981-02-09; TX0000664164

v. 102, no. 333, 3Dec80. Created 1980; Pub. 1980-12-03; Reg. 1981-02-09; TX0000664165

v. 102, no. 334, 4Dec80. Created 1980; Pub. 1980-12-04; Reg. 1981-02-09; TX0000664166

v. 102, no. 335, 5Dec80. Created 1980; Pub. 1980-12-05; Reg. 1981-02-09; TX0000664167

v. 102, no. 336, 6Dec80. Created 1980; Pub. 1980-12-06; Reg. 1981-02-09; TX0000664168

v. 102, no. 337, 7Dec80. Created 1980; Pub. 1980-12-07; Reg. 1981-02-09; TX0000664169

v. 102, no. 338, 8Dec80. Created 1980; Pub. 1980-12-08; Reg. 1981-02-09; TX0000664170

v. 102, no. 339, 9Dec80. Created 1980; Pub. 1980-12-09; Reg. 1981-02-09; TX0000664171

v. 102, no. 340, l0Dec80. Created 1980; Pub. 1980-12-10; Reg. 1981-02-09; TX0000664172

v. 102, no. 341, 11Dec80. Created 1980; Pub. 1980-12-11; Reg. 1981-02-09; TX0000664153

v. 102, no. 342, 12Dec80. Created 1980; Pub. 1980-12-12; Reg. 1981-02-09; TX0000664154

v. 102, no. 343, 13Dec80. Created 1980; Pub. 1980-12-13; Reg. 1981-02-09; TX0000664155

v. 102, no. 344, 14Dec80. Created 1980; Pub. 1980-12-14; Reg. 1981-02-09; TX0000664156

v. 102, no. 345, 15Dec80. Created 1980; Pub. 1980-12-15; Reg. 1981-02-09; TX0000664157

v. 102, no. 346, 16Dec80. Created 1980; Pub. 1980-12-16; Reg. 1981-02-09; TX0000664158

v. 102, no. 347, 17Dec80. Created 1980; Pub. 1980-12-17; Reg. 1981-02-09; TX0000664159

v. 102, no. 348, 18Dec80. Created 1980; Pub. 1980-12-18; Reg. 1981-02-09; TX0000664160

v. 102, no. 349, 19Dec80. Created 1980; Pub. 1980-12-19; Reg. 1981-02-09; TX0000664161

v. 102, no. 350, 20Dec80. Created 1980; Pub. 1980-12-20; Reg. 1981-02-09; TX0000664162

v. 102, no. 351, 21Dec80. Created 1980; Pub. 1980-12-21; Reg. 1981-02-09; TX0000698224

v. 102, no. 352, 22Dec80. Created 1980; Pub. 1980-12-22; Reg. 1981-02-09; TX0000698225

v. 102, no. 353, 23Dec80. Created 1980; Pub. 1980-12-23; Reg. 1981-02-09; TX0000698226

v. 102, no. 354, 24Dec80. Created 1980; Pub. 1980-12-24; Reg. 1981-02-09; TX0000698227

v. 102, no. 355, 26Dec80. Created 1980; Pub. 1980-12-26; Reg. 1981-02-09; TX0000698228

v. 102, no. 356, 27Dec80. Created 1980; Pub. 1980-12-27; Reg. 1981-02-09; TX0000698229

v. 102, no. 357, 28Dec80. Created 1980; Pub. 1980-12-28; Reg. 1981-02-09; TX0000698230

v. 102, no. 358, 29Dec80. Created 1980; Pub. 1980-12-29; Reg. 1981-02-09; TX0000698231

v. 102, no. 359, 30Dec80. Created 1980; Pub. 1980-12-30; Reg. 1981-02-09; TX0000698232

v. 102, no. 360, 31Dec80. Created 1980; Pub. 1980-12-31; Reg. 1981-02-09; TX0000698233

Other Title:	The Saint Charles (Mo.) post

Names:	The Pulitzer Publishing Company Saint Louis Post-Dispatch

Type of Work:	Serial

Title:	Saint Louis post-dispatch.

Serial Publication Year:	1979

Description:	print material.

Frequency:	Daily except day following some holidays.

Copyright Claimant:	Saint Louis Post-Dispatch, whose sole owner is the Pulitzer Publishing Company.

Authorship on Application:	Saint Louis Post-Dispatch, employer for hire.

Issues Registered:	v. 101, no. 1, 14Jan79. Created 1979; Pub. 1979-01-14; Reg. 1979-01-30; TX0000175543

v. 101, no. 7, 20Jan79. Created 1979; Pub. 1979-01-20; Reg. 1979-01-30; TX0000184429

v. 101, no. 8, 21Jan79. Created 1979; Pub. 1979-01-21; Reg. 1979-01-30; TX0000175542

v. 101, no. 14, 27Jan79. Created 1979; Pub. 1979-01-27; Reg. 1979-02-02; TX0000179717

v. 101, no. 15, 28Jan79. Created 1979; Pub. 1979-01-28; Reg. 1978-02-02; TX0000179718

v. 101, no. 21, 3Feb79. Created 1979; Pub. 1979-02-03; Reg. 1979-02-12; TX0000193279

v. 101, no. 22, 4Feb79. Created 1979; Pub. 1979-02-04; Reg. 1979 -02-12; TX0000189477

v. 101, no. 28, 10Feb79. Created 1979; Pub. 1979-02-10; Reg. 1979-02-23; TX0000193281

v. 101, no. 29, 11Feb79. Created 1979; Pub. 1979-02-11; Reg. 1979-02-23; TX0000197825

v. 101, no. 35, 17Feb79. Created 1979; Pub. 1979-02-17; Reg. 1979-02-26; TX0000193275

v. 101, no. 36, 18Feb79. Created 1979; Pub. 1979-02-18; Reg. 1979-02-26; TX0000197824

v. 101, no. 42, 24Feb79. Created 1979; Pub. 1979-02-24; Reg. 1979-03-02; TX0000226497

v. 101, no. 43, 25Feb79. Created 1979; Pub. 1979-02-25; Reg. 1979-03-02; TX0000226498

v. 101, no. 49, 3Mar79. Created 1979; Pub. 1979-03-03; Reg. 1979-03-08; TX0000197832

v. 101, no. 50, 4Mar79. Created 1979; Pub. 1979-03-04; Reg. 1979-03-08; TX0000197831

v. 101, no. 56, 10Mar79. Created 1979; Pub. 1979-03-10; Reg. 1979-03-16; TX0000205852

v. 101, no. 57, 11Mar79. Created 1979; Pub. 1979-03-11; Reg. 1979-03-16; TX0000205853

v. 101, no. 63, l7Mar79. Created 1979; Pub. 1979-03-17; Reg. 1979-03-23; TX0000213473

v. 101, no. 64, 18Mar79. Created 1979; Pub. 1979-03-18; Reg. 1979-03-23; TX0000213474

v. 101, no. 70, 24Mar79. Created 1979; Pub. 1979-03-24; Reg. 1979-04-02; TX0000209601

v. 101, no. 71, 25Mar79. DCR 1979; Pub. 1979-03-25; Reg. 1979-04-02; TX0000209603

v. 101, no. 77, 31Mar79. Created 1979; Pub. 1979-03-31; Reg. 1979-04-09; TX0000218760

v. 101, no. 84, 7Apr79. Created 1979; Pub. 1979-04-07; Reg. 1979-08-17; TX0000307772

v. 101, no. 85, 8Apr79. Created 1979; Pub. 1979-04-08; Reg. 1979-08-17; TX0000307777

v. 101, no. 91, 14Apr79. Created 1979; Pub. 1979-04-14; Reg. 1979-04-23; TX0000232983

v. 101, no. 92, 15Apr79. Created 1979; Pub. 1979-04-15; Reg. 1979-04-23; TX0000232985

v. 101, no. 98, 2lApr79. Created 1979; Pub. 1979-04-21; Reg. 1979-04-30; TX0000241304

v. 101, no. 99, 22Apr79. Created 1979; Pub. 1979-04-22; Reg. 1979-04-30; TX0000241305

v. 101, no. 105, 28Apr79. Created 1979; Pub. 1979-04-28; Reg. 1979-05-07; TX0000232987

v. 101, no. 106, 29Apr79. Created 1979; Pub. 1979-04-29; Reg. 1979-05-07; TX0000232993

v. 101, no. 112, 5May79. Created 1979; Pub. 1979-05-05; Reg. 1979-05-11; TX0000241306

v. 101, no. 113, 6May79. Created 1979; Pub. 1979-05-06; Reg. 1979-05-11; TX0000241312

v. 101, no. 119, 12May79. Created 1979; Pub. 1979-05-12; Reg. 1979-05-21; TX0000241300

v. 101, no. 120, 13May79. Created 1979; Pub. 1979-05-13; Reg. 1979-05-21; TX0000241301

v. 101, no. 126, 19May79. Created 1979; Pub. 1979-05-19; Reg. 1979-05-29; TX0000254588

v. 101, no. 127, 20May79. Created 1979; Pub. 1979-05-20; Reg. 1979-05-29; TX0000254587

v. 101, no. 133, 26May79. Created 1979; Pub . 1979-05-26; Reg. 1979-06-06; TX0000262101

v. 101, no. 134, 27May79. Created 1979; Pub. 1979-05-27; Reg. 1979-06-06; TX0000254592

v. 101, no. 137, 31May79. Created 1979; Pub. 1979-05-31; Reg. 1979-06-11; TX0000266861

v. 101, no. 138, 1Jun79. Created 1979; Pub. 1979-06-01; Reg. 1979-06-11; TX0000275452

v. 101, no. 139, 2Jun79. Created 1979; Pub. 1979-06-02; Reg. 1979-06-11; TX0000275453

v. 101, no. 140, 3Jun79. Created 1979; Pub. 1979-06-03; Reg. 1979-06-11; TX0000266862

v. 101, no. 146, 9Jun79. Created 1979; Pub. 1979-06-09; Reg. 1979-06-18; TX0000271678

v. 101, no. 147, 10Jun79. Created 1979; Pub. 1979-06-10; Reg. 1979-06-18; TX0000271692

v. 101, no. 153, 16Jun79. Created 1979; Pub. 1979-06-16; Reg. 1979-06-22; TX0000271686

v. 101, no. 154, l7Jun79. Created 1979; Pub. 1979-06-17; Reg. 1979-06-22; TX0000271691

v. 101, no. 160, 23Jun79. Created 1979, Pub. 1979-06-23; Reg. 1979-06-29; TX0000271674

v. 101, no. 161, 24Jun79. Created 1979, Pub. 1979-06-24; Reg. 1979-06-29; TX0000271675

v. 101, no. 167, 30Jun79. Created 1979 Pub. 1979-06-30; Reg. 1979-07-11; TX0000321604

v. 101, no. 168, 1Jul79. Created 1979; Pub. 1979-07-01; Reg. 1979-07-11; TX0000321594

v. 101, no. 173, 7Jul79. Created 1979; Pub. 1979-07-07; Reg. 1979-07-19; TX0000284752

v. 101, no. 174, 8Jul79. Created 1979; Pub. 1979-07-08; Reg. 1979-07-19; TX0000284753

v. 101, no. 180, 14Jul79. Created 1979; Pub 1979-07-14; Reg. 1979-07-23; TX0000321598

v. 101, no. 181, 15Jul79. Created 1979; Pub 1979-07-15; Reg. 1979-07-23; TX0000321602

v. 101, no. 187, 21Jul79. Created 1979; Pub 1979-07-21; Reg. 1979-07-30; TX0000321595

v. 101, no. 188, 22Jul79. Created 1979; Pub 1979-07-22; Reg. 1979-07-30; TX0000321597

v. 101, no. 194, 28Jul79. (C.O. correspondence.) Created 1979; Pub. 1979-07-28; Reg. 1979-08-07; TX0000368128

v. 101, no. 195, 29Jul79. (C.O. correspondence.) Created 1979; Pub. 1979-07-29; Reg. 1979-08-07; TX0000368127

v. 101, no. 201, 4Aug79. Created 1979; Pub. 1979-08-04; Reg. 1979-08-09; TX0000302286

v. 101, no. 202, 5Aug79. Created 1979; Pub. 1979-08-05; Reg. 1979-08-09; TX0000302291

v. 101, no. 208, 11Aug79. Created 1979; Pub 1979-08-11; Reg. 1979-08-17; TX0000307784

v. 101, no. 209, 12Aug79. Created 1979; Pub 1979-08-12; Reg. 1979-08-17; TX0000307787

v. 101, no. 215, 18Aug79. Created 1979; Pub 1979-08-18; Reg. 1979-08-27; TX0000307779

v. 101, no. 216, 19Aug79. Created 1979; Pub 1979-08-19; Reg. 1979-08-27; TX0000307780

v. 101, no. 222, 25Aug79. Created 1979; Pub 1979-08-25; Reg. 1979-09-05; TX0000316430

v. 101, no. 223, 26Aug79. Created 1979; Pub 1979-08-26; Reg. 1979-09-05; TX0000316431

v. 101, no. 224, 27Aug79. Created 1979; Pub 1979-08-27; Reg. 1979-09-10; TX0000318623

v. 101, no. 225, 28Aug79. Created 1979; Pub. 1979-08-28; Reg. 1979-09-10; TX0000318624

v. 101, no. 226, 29Aug79. Created 1979; Pub. 1979-08-29; Reg. 1979-09-10; TX0000318622

v. 101, no. 227, 30Aug79. Created 1979; Pub. 1979-08-30; Reg. 1979-09-10; TX0000318621

v. 101, no. 228, 3lAug79. Created 1979; Pub. 1979-08-31; Reg. 1979-09-10; TX0000318626

v. 101, no. 229, 1Sep79. Created 1979; Pub. 1979-09-01; Reg. 1979-09-10; TX0000318625

v. 101, no. 230, 2Sep79. Created 1979; Pub. 1979-09-02; Reg. 1979-09-10; TX0000318627

v. 101, no. 235, 8Sep79. Created 1979; Pub. 1979-09-08; Reg. 1979-09-17; TX0000328242

v. 101, no. 236, 9Sep79. Created 1979; Pub. 1979-09-09; Reg. 1979-09-17; TX0000328241

v. 101, no. 237, 10Sep79. Created 1979; Pub. 1979-09-10; Reg. 1979-09-26; TX0000383648

v. 101, no. 240, 13Sep79. Created 1979; Pub. 1979-09-13; Reg. 1979-09-26; TX0000383651

v. 101, no. 242, 15Sep79. Created 1979; Pub. 1979-09-15; Reg. 1979-09-26; TX0000373298

v. 101, no. 243, 16Sep79. Created 1979; Pub. 1979-09-16; Reg. 1979-09-26; TX0000336044

v. 101, no. 249, 22Sep79. Created 1979; Pub. 1979-09-22; Reg. 1979-10-01; TX0000347613

v. 101, no. 250, 23Sep79. Created 1979; Pub. 1979-09-23; Reg. 1979-10-01; TX0000336045

v. 101, no. 256, 29Sep79. Created 1979; Pub. 1979-09-29; Reg. 1979-10-09; TX0000351969

v. 101, no. 257, 30Sep79. Created 1979; Pub. 1979-09-30; Reg. 1979-10-09; TX0000351970

v. 101, no. 258, 1Oct79. Created 1979; Pub. 1979-10-01; Reg. 1979-10-16; TX0000344797

v. 101, no. 259, 2Oct79. Created 1979; Pub. 1979-10-02; Reg. 1979-10-16; TX0000344794

v. 101, no. 260, 3Oct79. Created 1979; Pub. 1979-10-03; Reg. 1979-10-16; TX0000344795

v. 101, no. 261, 4Oct79. Created 1979; Pub. 1979-10-04; Reg. 1979-10-16; TX0000344796

v. 101, no. 262, 5Oct79. Created 1979; Pub. 1979-10-05; Reg. 1979-10-16; TX0000344799

v. 101, no. 263, 6Oct79. Created 1979; Pub. 1979-10-06; Reg. 1979-10-16; TX0000344798

v. 101, no. 264, 7Oct79. Created 1979; Pub. 1979-10-07; Reg. 1979-10-16; TX0000344793

v. 101, no. 270, 13Oct79. Created 1979; Pub. 1979-10-13; Reg. 1979-11-09; TX0000355801

v. 101, no. 271, 14Oct79. Created 1979; Pub. 1979-10-14; Reg. 1979-10-25; TX0000355803

v. 101, no. 277, 20Oct79. Created 1979; Pub. 1979-10-20; Reg. 1979-11-01; TX0000351976

v. 101, no. 278, 21Oct79. Created 1979; Pub. 1979-10-21; Reg. 1979-11-01; TX0000351974

v. 101, no. 280, 23Oct79. Created 1979; Pub. 1979-10-23; Reg. 1979-11-08; TX0000355807

v. 101, no. 282, 25Oct79. Created 1979; Pub. 1979-10-25; Reg. 1979-11-08; TX0000355805

v. 101, no. 283, 26Oct79. Created 1979; Pub. 1979-10-26; Reg. 1979-11-08; TX0000355806

v. 101, no. 284, 27Oct79. Created 1979; Pub. 1979-10-27; Reg. 1979-11-08; TX0000355800

v. 101, no. 291, 3Nov79. Created 1979; Pub. 1979-11-03; Reg. 1979-11-14; TX0000364065

v. 101, no. 292, 4Nov79. Created 1979; Pub. 1979-11-04; Reg. 1979-11-14; TX0000364066

v. 101, no. 298, 10Nov79. (C.O. correspondence.) Created 1979; Pub. 1979-11-10; Reg. 1979-11-19; TX0000360118

v. 101, no. 299, 11NOV79. (C.O. correspondence.) Created 1979; Pub. 1979-11-11; Reg. 1979-11-19; TX0000360115

v. 101, no. 305, 17Nov79. Created 1979; Pub. 1979-11-17; Reg. 1979-11-26; TX0000368132

v. 101, no. 306, 18Nov79. Created 1979; Pub. 1979-11-18; Reg. 1979-11-26; TX0000364067

v. 101, no. 309, 21Nov79. Created 1979; Pub. 1979-11-21; Reg. 1979-12-04; TX0000373299

v. 101, no. 311, 24Nov79. Created 1979; Pub. 1979-11-24; Reg. 1979-12-04; TX0000373300

v. 101, no. 312, 25Nov79. Created 1979; Pub. 1979-11-25; Reg. 1979-12-04; TX0000373303

v. 101, no. 318, 1Dec79. Created 1979; Pub. 1979-12-01; Reg. 1979-12-11; TX0000383655

v. 101, no. 319, 2Dec79. Created 1979; Pub. 1979-12-02; Reg. 1979-12-11; TX0000383658

v. 101, no. 325, 8Dec79. Created 1979; Pub. 1979-12-08; Reg. 1979-12-14; TX0000380441

v. 101, no. 326, 9Dec79. Created 1979; Pub. 1979-12-09; Reg. 1979-12-14; TX0000377003

v. 101, no. 332, 15Dec79. Created 1979; Pub. 1979-12-15; Reg. 1979-12-27; TX0000380432

v. 101, no. 333, 16Dec79. Created 1979; Pub. 1979-12-16; Reg. 1979-12-27; TX0000380438

v. 101, no. 339, 22Dec79. Created 1979; Pub. 1979-12-22; Reg. 1980-01-07; TX0000383645

v. 101, no. 340, 23Dec79. Created 1979; Pub. 1979-12-23; Reg. 1980-01-07; TX0000383646

Names:	Saint Louis Post-Dispatch Pulitzer Publishing Company.

Type of Work:	Serial

Application Title:	Saint Louis post-dispatch (and The Saint Charles post)

Title:	Saint Louis post-dispatch.

Title Qualifier:	Includes The Saint Charles ( Mo.) post

Serial Publication Year:	1979

Description:	microfilm

Frequency:	Daily except day following some holidays.

Notes:	Microfilm. Monday through Friday includes: The Saint Charles (Mo.) post.

Copyright Claimant:	Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company)

Authorship on Application:	Saint Louis Post-Dispatch, employer for hire.

Issues Registered:	lApr79. (C.O. correspondence.) Created 1979; Pub. 1979-04-01; Reg. 1979-07-25; TX0000421445

28Oct79. (C.O. correspondence.) Created 1979; Pub. 1979-10-28; Reg. 1979-11-08; TX0000392237

7Dec79. Created 1979; Pub. 1979-12-07; Reg. 1979-12-14; TX0000412057

17Dec79. Created 1979; Pub. 1979-12-17; Reg. 1980-01-07; TX0000387445

18Dec79. Created 1979; Pub. 1979-12-18; Reg. 1980-01-07; TX0000387446

19Dec79. Created 1979; Pub. 1979-12-19; Reg. 1980-01-07; TX0000387444

20Dec79. (C.O. correspondence.) Created 1979; Pub. 1979-12-20; Reg. 1980-01-07; TX0000425718

21Dec79. Created 1979; Pub. 1979-12-21; Reg. 1980-01-07; TX0000383647

24Dec79. Created 1979; Pub. 1979-12-24; Reg. 1980-01-11; TX0000387439

26Dec79. Created 1979; Pub. 1979-12-26; Reg. 1980-01-11; TX0000387443

27Dec79. Created 1979; Pub. 1979-12-27; Reg. 1980-01-11; TX0000387438

28Dec79. Created 1979; Pub. 1979-12-28; Reg. 1980-01-11; TX0000387442

29Dec79. Created 1979; Pub. 1979-12-29; Reg. 1980-01-11; TX0000387441

30Dec79. Created 1979; Pub. 1979-12-30; Reg. 1980-01-11; TX0000387437

31Dec79. Created 1979; Pub. 1979-12-31; Reg. 1980-01-11; TX0000387440

Other Title:	The Saint Charles (Mo.) post

Names:	The Pulitzer Publishing Company Saint Louis Post-Dispatch

Type of Work:	Serial

Title:	Saint Louis post-dispatch.

Serial Publication Year:	1978

Former Title:	Saint Louis post-dispatch.

Description:	print material.

Frequency:	Daily except day following some holidays.

Copyright Claimant:	Saint Louis Post-Dispatch, whose sole owner is the Pulitzer Publishing Company.

Authorship on Application:	Saint Louis Post-Dispatch, employer for hire.

Issues Registered:	v. 100, no. 1, 1Jan78. Created 1978; Pub. 1978-01-01; Reg. 1978-01-13; TX0000014190

v. 100, no. 2, 3Jan78. Created 1978; Pub. 1978-01-03; Reg. 1978-01-13; TX0000031298

v. 100, no. 3, 4Jan78. Created 1978; Pub. 1978-01-04; Reg. 1978-01-13; TX0000031299

v. 100, no. 4, 5Jan78. Created 1978; Pub. 1978-01-05; Reg. 1978-01-13; TX0000014169

v. 100, no. 5, 6Jan78. Created 1978; Pub. 1978-01-06; Reg. 1978-01-13; TX0000014188

v. 100, no. 6, 7Jan78. Created 1978; Pub. 1978-01-07; Reg. 1978-01-13; TX0000014189

v. 100, no. 7, 8Jan78. Created 1978; Pub. 1978-01-08; Reg. 1978-01-26; TX0000014171

v. 100, no. 8, 9Jan78. Created 1978; Pub. 1978-01-09; Reg. 1978-01-26; TX0000014172

v. 100, no. 9, 10Jan78. Created 1978; Pub. 1978-01-10; Reg. 1978-01-26; TX0000014178

v. 100, no. 10, 11Jan78. Created 1978; Pub. 1978-01-11; Reg. 1978-01-26; TX0000014174

v. 100, no. 11, 12Jan78. Created 1978; Pub. 1978-01-12; Reg. 1978-01-26; TX0000014179

v. 100, no. 12, 13Jan78. Created 1978; Pub. 1978-01-13; Reg. 1978-01-26; TX0000014168

v. 100, no. 13, 14Jan78. Created 1978; Pub. 1978-01-14; Reg. 1978-01-26; TX0000014170

v. 100, no. 14, 15Jan78. Created 1978; Pub. 1978-01-15; Reg. 1978-01-26; TX0000014177

v. 100, no. 15, 16Jan78. Created 1978; Pub. 1978-01-16; Reg. 1978-01-26; TX0000014176

v. 100, no. 16, 17Jan78. Created 1978; Pub. 1978-01-17; Reg. 1978-01-26; TX0000014175

v. 100, no. 17, 18Jan78. Created 1978; Pub. 1978-01-18; Reg. 1978-01-26; TX0000014173

v. 100, no. 18, 19Jan78. Created 1978; Pub. 1978-01-19; Reg. 1978-01-26; TX0000014167

v. 100, no. 19, 20Jan78. Created 1978; Pub. 1978-01-20; Reg. 1978-02-03; TX0000031285

v. 100, no. 20, 21Jan78. Created 1978; Pub. 1978-01-21; Reg. 1978-02-03; TX0000031288

v. 100, no. 21, 22Jan78. Created 1978; Pub. 1978-01-22; Reg. 1978-02-03; TX0000031290

v. 100, no. 22, 23Jan78. Created 1978; Pub. 1978-01-23; Reg. 1978-02-03; TX0000031286

v. 100, no. 23, 24Jan78. Created 1978; Pub. 1978-01-24; Reg. 1978-02-03; TX0000031289

v. 100, no. 24, 25Jan78. Created 1978; Pub. 1978-01-25; Reg. 1978-02-03; TX0000031287

v. 100, no. 25, 26Jan78. Created 1978; Pub. 1978-01-26; Reg. 1978-02-09; TX0000014183

v. 100, no. 26, 27Jan78. Created 1978; Pub. 1978-01-27; Reg. 1978-02-09; TX0000014185

v. 100, no. 27, 28Jan78. Created 1978; Pub. 1978-01-28; Reg. 1978-02-09; TX0000014184

v. 100, no. 28, 29Jan78. Created 1978; Pub. 1978-01-29; Reg. 1978-02-09; TX0000014187

v. 100, no. 29, 30Jan78. Created 1978; Pub. 1978-01-30; Reg. 1978-02-09; TX0000014180

v. 100, no. 30, 31Jan78. Created 1978; Pub. 1978-01-31; Reg. 1978-02-09; TX0000014186

v. 100, no. 31, 1Feb78. Created 1978; Pub. 1978-02-01; Reg. 1978-02-09; TX0000014181

v. 100, no. 32, 2Feb78. Created 1978; Pub. 1978-02-02; Reg. 1978-02-21; TX0000007048

v. 100, no. 33, 3Feb78. Created 1978; Pub. 1978-02-03; Reg. 1978-02-21; TX0000007045

v. 100, no. 34, 4Feb78. Created 1978; Pub. 1978-02-04; Reg. 1978-02-21; TX0000007046

v. 100, no. 35, 5Feb78. Created 1978; Pub. 1978-02-05; Reg. 1978-02-21; TX0000007030

v. 100, no. 36, 6Feb78. Created 1978; Pub. 1978-02-06; Reg. 1978-02-21; TX0000007047

v. 100, no. 37, 7Feb78. Created 1978; Pub. 1978-02-07; Reg. 1978-02-21; TX0000007049

v. 100, no. 38, 8Feb78. Created 1978; Pub. 1978-02-08; Reg. 1978-02-21; TX0000007042

v. 100, no. 39, 9Feb78. Created 1978; Pub. 1978-02-09; Reg. 1978-02-21; TX0000007044

v. 100, no. 40, 10Feb78. Created 1978; Pub. 1978-02-10; Reg. 1978-02-24; TX0000007032

v. 100, no. 41, 11Feb78. Created 1978; Pub. 1978-02-11; Reg. 1978-02-24; TX0000007028

v. 100, no. 42, 12Feb78. Created 1978; Pub. 1978-02-12; Reg. 1978-02-24; TX0000007033

v. 100, no. 43, 13Feb78. Created 1978; Pub. 1978-02-13; Reg. 1978-02-24; TX0000007027

v. 100, no. 44, 14Feb78. Created 1978; Pub. 1978-02-14; Reg. 1978-02-24; TX0000007035

v. 100, no. 45, 15Feb78. Created 1978; Pub. 1978-02-15; Reg. 1978-02-24; TX0000007026

v. 100, no. 46, 16Feb78. Created 1978; Pub. 1978-02-16; Reg. 1978-03-06; TX0000007038

v. 100, no. 47, 17Feb78. Created 1978; Pub. 1978-02-17; Reg. 1978-03-06; TX0000007062

v. 100, no. 48, 18Feb78. Created 1978; Pub. 1978-02-18; Reg. 1978-03-06; TX0000007034

v. 100, no. 49, 19Feb78. Created 1978; Pub. 1978-02-19; Reg. 1978-03-06; TX0000007041

v. 100, no. 50, 20Feb78. Created 1978; Pub. 1978-02-20; Reg. 1978-03-06; TX0000007036

v. 100, no. 51, 21Feb78. Created 1978; Pub. 1978-02-21; Reg. 1978-03-06; TX0000007061

v. 100, no. 52, 22Feb78. Created 1978; Pub. 1978-02-22; Reg. 1978-03-06; TX0000007040

v. 100, no. 53, 23Feb78. Created 1978; Pub. 1978-02-23; Reg. 1978-03-06; TX0000007064

v. 100, no. 54, 24Feb78. Created 1978; Pub. 1978-02-24; Reg. 1978-03-06; TX0000007031

v. 100, no. 55, 25Feb78. Created 1978; Pub. 1978-02-25; Reg. 1978-03-06; TX0000007037

v. 100, no. 56, 26Feb78. Created 1978; Pub. 1978-02-26; Reg. 1978-03-06; TX0000007043

v. 100, no. 57, 27Feb78. Created 1978; Pub. 1978-02-27; Reg. 1978-03-06; TX0000007063

v. 100, no. 58, 28Feb78. Created 1978; Pub. 1978-02-28; Reg. 1978-03-13; TX0000007060

v. 100, no. 59, 1Mar78. Created 1978; Pub. 1978-03-01; Reg. 1978-03-13; TX0000007029

v. 100, no. 60, 2Mar78. Created 1978; Pub. 1978-03-02; Reg. 1978-03-13; TX0000007056

v. 100, no. 61, 3Mar78. Created 1978; Pub. 1978-03-03; Reg. 1978-03-13; TX0000007057

v. 100, no. 62, 4Mar78. Created 1978; Pub. 1978-03-04; Reg. 1978-03-13; TX0000007058

v. 100, no. 63, 5Mar78. Created 1978; Pub. 1978-03-05; Reg. 1978-03-13; TX0000007059

v. 100, no. 64, 6Mar78. Created 1978; Pub. 1978-03-06; Reg. 1978-03-17; TX0000007053

v. 100, no. 65, 7Mar78. Created 1978; Pub. 1978-03-07; Reg. 1978-03-17; TX0000007054

v. 100, no. 66, 8Mar78. Created 1978; Pub. 1978-03-08; Reg. 1978-03-17; TX0000007050

v. 100, no. 67, 9Mar78. Created 1978; Pub. 1978-03-09; Reg. 1978-03-17; TX0000007051

v. 100, no. 68, 10Mar78. Created 1978; Pub. 1978-03-10; Reg. 1978-03-17; TX0000007052

v. 100, no. 69, 11Mar78. Created 1978; Pub. 1978-03-11; Reg. 1978-03-17; TX0000007055

v. 100, no. 70, 12Mar78. Created 1978; Pub. 1978-03-12; Reg. 1978-03-27; TX0000011877

v. 100, no. 71, 13Mar78. Created 1978; Pub. 1978-03-13; Reg. 1978-03-27; TX0000011880

v. 100, no. 72, 14Mar78. Created 1978; Pub. 1978-03-14; Reg. 1978-03-27; TX0000031296

v. 100, no. 73, 15Mar78. Created 1978; Pub. 1978-03-15; Reg. 1978-03-27; TX0000011878

v. 100, no. 74, 16Mar78. Created 1978; Pub. 1978-03-16; Reg. 1978-03-27; TX0000011879

v. 100, no. 75, 17Mar78. Created 1978; Pub. 1978-03-17; Reg. 1978-03-27; TX0000031297

v. 100, no. 76, 18Mar78. Created 1978; Pub. 1978-03-18; Reg. 1978-03-31; TX0000011871

v. 100, no. 77, 19Mar78. Created 1978; Pub. 1978-03-19; Reg. 1978-03-31; TX0000011875

v. 100, no. 78, 20Mar78. Created 1978; Pub. 1978-03-20; Reg. 1978-03-31; TX0000011874

v. 100, no. 79, 21Mar78. Created 1978; Pub. 1978-03-21; Reg. 1978-03-31; TX0000011873

v. 100, no. 80, 22Mar78. Created 1978; Pub. 1978-03-22; Reg. 1978-03-31; TX0000011876

v. 100, no. 81, 23Mar78. Created 1978; Pub. 1978-03-23; Reg. 1978-03-31; TX0000011872

v. 100, no. 82, 24Mar78. Created 1978; Pub. 1978-03-24; Reg. 1978-04-10; TX0000023144

v. 100, no. 83, 25Mar78. Created 1978; Pub. 1978-03-25; Reg. 1978-04-10; TX0000023145

v. 100, no. 84, 26Mar78. Created 1978; Pub. 1978-03-26; Reg. 1978-04-10; TX0000023140

v. 100, no. 85, 27Mar78. Created 1978; Pub. 1978-03-27; Reg. 1978-04-10; TX0000023139

v. 100, no. 86, 28Mar78. Created 1978; Pub. 1978-03-28; Reg. 1978-04-10; TX0000031295

v. 100, no. 87, 29Mar78. Created 1978; Pub. 1978-03-29; Reg. 1978-04-10; TX0000023146

v. 100, no. 88, 30Mar78. Created 1978; Pub. 1978-03-30; Reg. 1978-04-10; TX0000023141

v. 100, no. 89, 31Mar78. Created 1978; Pub. 1978-03-31; Reg. 1978-04-10; TX0000023142

v. 100, no. 90, 1Apr78. Created 1978; Pub. 1978-04-01; Reg. 1978-04-10; TX0000023143

v. 100, no. 91, 2Apr78. Created 1978; Pub. 1978-04-02; Reg. 1978-04-17; TX0000019630

v. 100, no. 92, 3Apr78. Created 1978; Pub. 1978-04-03; Reg. 1978-04-17; TX0000019632

v. 100, no. 93, 4Apr78. Created 1978; Pub. 1978-04-04; Reg. 1978-04-17; TX0000019636

v. 100, no. 94, 5Apr78. Created 1978; Pub. 1978-04-05; Reg. 1978-04-17; TX0000019634

v. 100, no. 95, 6Apr78. Created 1978; Pub. 1978-04-06; Reg. 1978-04-17; TX0000019635

v. 100, no. 96, 7Apr78. Created 1978; Pub. 1978-04-07; Reg. 1978-04-17; TX0000019631

v. 100, no. 97, 8Apr78. Created 1978; Pub. 1978-04-08; Reg. 1978-04-17; TX0000019642

v. 100, no. 98, 9Apr78. Created 1978; Pub. 1978-04-09; Reg. 1978-04-20; TX0000019640

v. 100, no. 99, 10Apr78. Created 1978; Pub. 1978-04-10; Reg. 1978-04-20; TX0000019639

v. 100, no. 100, 11Apr78. Created 1978; Pub. 1978-04-11; Reg. 1978-04-20; TX0000019637

v. 100, no. 101, 12Apr78. Created 1978; Pub. 1978-04-12; Reg. 1978-04-20; TX0000019638

v. 100, no. 102, l3Apr78. Created 1978; Pub. 1978-04-13; Reg. 1978-04-20; TX0000019641

v. 100, no. 103, 14Apr78. Created 1978; Pub. 1978-04-14; Reg. 1978-04-26; TX0000031291

v. 100, no. 104, 15Apr78. Created 1978; Pub. 1978-04-15; Reg. 1978-04-26; TX0000031292

v. 100, no. 105, 16Apr78. Created 1978; Pub. 1978-04-16; Reg. 1978-04-26; TX0000023138

v. 100, no. 106, 17Apr78. Created 1978; Pub. 1978-04-17; Reg. 1978-04-26; TX0000031284

v. 100, no. 107, 18Apr78. Created 1978; Pub. 1978-04-18; Reg. 1978-04-26; TX0000031293

v. 100, no. 108, l9Apr78. Created 1978; Pub. 1978-04-19; Reg. 1978-04-26; TX0000031294

v. 100, no. 109, 20Apr78. Created 1978; Pub. 1978-04-20; Reg. 1978-05-08; TX0000028981

v. 100, no. 110, 21Apr78. Created 1978; Pub. 1978-04-21; Reg. 1978-05-08; TX0000028982

v. 100, no. 111, 22Apr78. Created 1978; Pub. 1978-04-22; Reg. 1978-05-08; TX0000028979

v. 100, no. 112, 23Apr78. Created 1978; Pub. 1978-04-23; Reg. 1978-05-08; TX0000028983

v. 100, no. 113, 24Apr78. Created 1978; Pub. 1978-04-24; Reg. 1978-05-08; TX0000028980

v. 100, no. 114, 25Apr78. Created 1978; Pub. 1978-04-25; Reg. 1978-05-08; TX0000028989

v. 100, no. 115, 26Apr78. Created 1978; Pub. 1978-04-26; Reg. 1978-05-08; TX0000028977

v. 100, no. 116, 27Apr78. Created 1978; Pub. 1978-04-27; Reg. 1978-05-08; TX0000028978

v. 100, no. 117, 28Apr78. Created 1978; Pub. 1978-04-28; Reg. 1978-05-08; TX0000033766

v. 100, no. 118, 29Apr78. Created 1978; Pub. 1978-04-29; Reg. 1978-05-08; TX0000033765

v. 100, no. 119, 30Apr78. Created 1978; Pub. 1978-04-30; Reg. 1978-05-08; TX0000033767

v. 100, no. 120, 1May78. Created 1978; Pub. 1978-05-01; Reg. 1978-05-08; TX0000037421

v. 100, no. 121, 2May78. Created 1978; Pub. 1978-05-02; Reg. 1978-05-12; TX0000028986

v. 100, no. 122, 3May78. Created 1978; Pub. 1978-05-03; Reg. 1978-05-12; TX0000028985

v. 100, no. 123, 4May78. Created 1978; Pub. 1978-05-04; Reg. 1978-05-12; TX0000028984

v. 100, no. 124, 5May78. Created 1978; Pub. 1978-05-05; Reg. 1978-05-12; TX0000028976

v. 100, no. 125, 6May78. Created 1978; Pub. 1978-05-06; Reg. 1979-05-12; TX0000028987

v. 100, no. 125, 6May78. Created 1978; Pub. 1978-05-06; Reg. 1978-08-07; TX0000101649

v. 100, no. 126, 7May78. Created 1978; Pub. 1978-05-07; Reg. 1978-05-12; TX0000028988

v. 100, no. 127, 8May78. Created 1978; Pub. 1978-05-08; Reg. 1978-05-19; TX0000033770

v. 100, no. 128, 9May78. Created 1978; Pub. 1978-05-09; Reg. 1978-05-19; TX0000033768

v. 100, no. 129, 10May78. Created 1978; Pub. 1978-05-10; Reg. 1978-05-19; TX0000033769

v. 100, no. 130, 11May78. Created 1978; Pub. 1978-05-11; Reg. 1978-05-19; TX0000033772

v. 100, no. 131, 12May78. Created 1978; Pub. 1978-05-12; Reg. 1978-05-19; TX0000033771

v. 100, no. 132, 13May78. Created 1978; Pub. 1978-05-13; Reg. 1978-05-19; TX0000033764

v. 100, no. 133, 14May78. Created 1978; Pub. 1978-05-14; Reg. 1978-05-26; TX0000033763

v. 100, no. 134, 15May78. Created 1978; Pub. 1978-05-15; Reg. 1978-05-26; TX0000037425

v. 100, no. 135, 16May78. Created 1978; Pub. 1978-05-16; Reg. 1978-05-26; TX0000037420

v. 100, no. 136, 17May78. Created 1978; Pub. 1978-05-17; Reg. 1978-05-26; TX0000037426

v. 100, no. 137, 18May78. Created 1978; Pub. 1978-05-18; Reg. 1978-05-26; TX0000037424

v. 100, no. 138, 19May78. Created 1978; Pub. 1978-05-19; Reg. 1978-05-26; TX0000037422

v. 100, no. 139, 20May78. Created 1978; Pub. 1978-05-20; Reg. 1978-06-05; TX0000037423

v. 100, no. 140, 21May78. Created 1978; Pub. 1978-05-21; Reg. 1978-06-05; TX0000037429

v. 100, no. 141, 22May78. Created 1978; Pub. 1978-05-22; Reg. 1978-06-05; TX0000044349

v. 100, no. 142, 23May78. Created 1978; Pub. 1978-05-23; Reg. 1978-06-05; TX0000037428

v. 100, no. 143, 24May78. Created 1978; Pub. 1978-05-24; Reg. 1978-06-05; TX0000044348

v. 100, no. 144, 25May78. Created 1978; Pub. 1978-05-25; Reg. 1978-06-05; TX0000037427

v. 100, no. 145, 26May78. Created 1978; Pub. 1978-05-26; Reg. 1978-06-12; TX0000040892

v. 100, no. 146, 27May78. Created 1978; Pub. 1978-05-27; Reg. 1978-06-12; TX0000040894

v. 100, no. 147, 28May78. Created 1978; Pub. 1978-05-28; Reg. 1978-06-12; TX0000040893

v. 100, no. 148, 30May78. Created 1978; Pub. 1978-05-30; Reg. 1978-06-12; TX0000040895

v. 100, no. 149, 31May78. Created 1978; Pub. 1978-05-31; Reg. 1978-06-12; TX0000040891

v. 100, no. 150, 1Jun78. Created 1978; Pub. 1978-06-01; Reg. 1978-06-12; TX0000040890

v. 100, no. 151, 2Jun78. Created 1978; Pub. 1978-06-02; Reg. 1978-06-15; TX0000040898

v. 100, no. 152, 3Jun78. Created 1978; Pub. 1978-06-03; Reg. 1978-06-15; TX0000040897

v. 100, no. 153, 4Jun78. Created 1978; Pub. 1978-06-04; Reg. 1978-06-15; TX0000040896

v. 100, no. 154, 5Jun78. Created 1978; Pub. 1978-06-05; Reg. 1978-06-15; TX0000040899

v. 100, no. 155, 6Jun78. Created 1978; Pub. 1978-06-06; Reg. 1978-06-15; TX0000040900

v. 100, no. 156, 7Jun78. Created 1978; Pub. 1978-06-07; Reg. 1978-06-15; TX0000044355

v. 100, no. 157, 8Jun78. Created 1978; Pub. 1978-06-08; Reg. 1978-06-19; TX0000044353

v. 100, no. 158, 9Jun78. Created 1978; Pub. 1978-06-09; Reg. 1978-06-19; TX0000044354

v. 100, no. 159, 10Jun78. Created 1978; Pub. 1978-06-10; Reg. 1978-06-19; TX0000044352

v. 100, no. 160, 11Jun78. Created 1978; Pub. 1978-06-11; Reg. 1978-06-19; TX0000044351

v. 100, no. 161, 12Jun78. Created 1978; Pub. 1978-06-12; Reg. 1978-06-19; TX0000046179

v. 100, no. 162, 13Jun78. Created 1978; Pub. 1978-06-13; Reg. 1978-06-19; TX0000044350

v. 100, no. 163, 14Jun78. Created 1978; Pub. 1978-06-14; Reg. 1978-06-23; TX0000050065

v. 100, no. 164, 15Jun78. Created 1978; Pub. 1978-06-15; Reg. 1978-06-23; TX0000050066

v. 100, no. 165, 16Jun78. Created 1978; Pub. 1978-06-16; Reg. 1978-06-23; TX0000050067

v. 100, no. 166, l7Jun78. Created 1978; Pub. 1978-06-17; Reg. 1978-06-23; TX0000050068

v. 100, no. 167, 18Jun78. Created 1978; Pub. 1978-06-18; Reg. 1978-06-23; TX0000050064

v. 100, no. 168, 19Jun78. Created 1978; Pub. 1978-06-19; Reg. 1978-06-23; TX0000050057

v. 100, no. 169, 20Jun78. Created 1978; Pub. 1978-06-20; Reg. 1978-07-05; TX0000050058

v. 100, no. 170, 21Jun78. Created 1978; Pub. 1978-06-21; Reg. 1978-07-05; TX0000050059

v. 100, no. 171, 22Jun78. Created 1978; Pub. 1978-06-22; Reg. 1978-07-05; TX0000050060

v. 100, no. 172, 23Jun78. Created 1978; Pub. 1978-06-23; Reg. 1978-07-05; TX0000050061

v. 100, no. 173, 24Jun78. Created 1978; Pub. 1978-06-24; Reg. 1978-07-05; TX0000050062

v. 100, no. 174, 25Jun78. Created 1978; Pub. 1978-06-25; Reg. 1978-07-05; TX0000050063

v. 100, no. 175, 26Jun78. Created 1978; Pub. 1978-06-26; Reg. 1978-07-07; TX0000053982

v. 100, no. 176, 27Jun78. Created 1978; Pub. 1978-06-27; Reg. 1978-07-07; TX0000053985

v. 100, no. 177, 28Jun78. Created 1978; Pub. 1978-06-28; Reg. 1978-07-07; TX0000053986

v. 100, no. 178, 29Jun78. Created 1978; Pub. 1978-06-29; Reg. 1978-07-07; TX0000053987

v. 100, no. 179, 30Jun78. Created 1978; Pub. 1978-06-30; Reg. 1978-07-07; TX0000053984

v. 100, no. 180, 1Jul78. Created 1978; Pub. 1978-07-01; Reg. 1978-07-07; TX0000053983

v. 100, no. 181, 2Jul78. Created 1978; Pub. 1978-07-02; Reg. 1978-07-17; TX0000057940

v. 100, no. 182, 3Jul78. Created 1978; Pub. 1978-07-03; Reg. 1978-07-17; TX0000057939

v. 100, no. 183, 5Jul78. Created 1978; Pub. 1978-07-05; Reg. 1978-07-17; TX0000057938

v. 100, no. 184, 6Jul78. Created 1978; Pub. 1978-07-06; Reg. 1978-07-17; TX0000057943

v. 100, no. 185, 7Jul78. Created 1978; Pub. 1978-07-07; Reg. 1978-07-17; TX0000057942

v. 100, no. 186, 8Jul78. Created 1978; Pub. 1978-07-08; Reg. 1978-07-17; TX0000057941

v. 100, no. 187, 9Jul78. Created 1978; Pub. 1978-07-09; Reg. 1978-07-21; TX0000062482

v. 100, no. 188, 10Jul78. Created 1978; Pub. 1978-07-10; Reg. 1978-07-21; TX0000062483

v. 100, no. 189, 11Jul78. Created 1978; Pub. 1978-07-11; Reg. 1978-07-21; TX0000062479

v. 100, no. 190, 12Jul78. Created 1978; Pub. 1978-07-12; Reg. 1978-07-21; TX0000062481

v. 100, no. 191, 13Jul78. Created 1978; Pub. 1978-07-13; Reg. 1978-07-21; TX0000062480

v. 100, no. 192, 14Jul78. Created 1978; Pub. 1978-07-14; Reg. 1978-07-21; TX0000062478

v. 100, no. 193, 15Jul78. Created 1978; Pub. 1978-07-15; Reg. 1978-07-28; TX0000073982

v. 100, no. 194, 16Jul78. Created 1978; Pub. 1978-07-16; Reg. 1978-07-28; TX0000073984

v. 100, no. 195, 17Jul78. Created 1978; Pub. 1978-07-17; Reg. 1978-07-28; TX0000073983

v. 100, no. 196, 18Jul78. Created 1978; Pub. 1978-07-18; Reg. 1978-07-28; TX0000073978

v. 100, no. 197, 19Jul78. Created 1978; Pub. 1978-07-19; Reg. 1978-07-28; TX0000073985

v. 100, no. 198, 20Jul78. Created 1978; Pub. 1978-07-20; Reg. 1978-07-28; TX0000130314

v. 100, no. 199, 21Jul78. Created 1978; Pub. 1978-07-21; Reg. 1978-08-02; TX0000077490

v. 100, no. 200, 22Jul78. Created 1978; Pub. 1978-07-22; Reg. 1978-08-02; TX0000073981

v. 100, no. 201, 23Jul78. Created 1978; Pub. 1978-07-23; Reg. 1978-08-02; TX0000073980

v. 100, no. 202, 24Jul78. Created 1978; Pub. 1978-07-24; Reg. 1978-08-02; TX0000073976

v. 100, no. 203, 25Jul78. Created 1978; Pub. 1978-07-25; Reg. 1978-08-02; TX0000073979

v. 100, no. 204, 26Jul78. Created 1978; Pub. 1978-07-26; Reg. 1978-08-02; TX0000073977

v. 100, no. 207, 29Jul78. Created 1978; Pub. 1978-07-29; Reg. 1978-08-17; TX0000103409

v. 100, no. 208, 30Jul78. Created 1978; Pub. 1978-07-30; Reg. 1978-08-17; TX0000103421

v. 100, no. 214, 5Aug78. Created 1978; Pub. 1978-08-05; Reg. 1978-08-17; TX0000103420

v. 100, no. 215, 6Aug78. Created 1978; Pub. 1978-08-06; Reg. 1978-08-17; TX0000103419

v. 100, no. 217, 8Aug78. Created 1978; Pub. 1978-08-08; Reg. 1978-09-07; TX0000094724

v. 100, no. 221, 12Aug78. Created 1978; Pub. 1978-08-12; Reg. 1978-09-07; TX0000094725

v. 100, no. 222, 13Aug78. Created 1978; Pub. 1978-08-13; Reg. 1978-09-07; TX0000094729

v. 100, no. 228, 19Aug78. Created 1978; Pub. 1978-08-19; Reg. 1978-09-07; TX0000094714

v. 100, no. 229, 20Aug78. Created 1978; Pub. 1978-08-20; Reg. 1978-09-07; TX0000094715

v. 100, no. 230, 21Aug78. Created 1978; Pub. 1978-08-21; Reg. 1978-09-07; TX0000094719

v. 100, no. 231, 22Aug78. Created 1978; Pub. 1978-08-22; Reg. 1978-09-07; TX0000094721

v. 100, no. 232, 23Aug78. Created 1978; Pub. 1978-08-23; Reg. 1978-09-07; TX0000094720

v. 100, no. 233, 24Aug78. Created 1978; Pub. 1978-08-24; Reg. 1978-09-07; TX0000094722

v. 100, no. 234, 25Aug78. Created 1978; Pub. 1978-08-25; Reg. 1978-09-07; TX0000094723

v. 100, no. 235, 26Aug78. Created 1978; Pub. 1978-08-26; Reg. 1978-09-07; TX0000094718

v. 100, no. 236, 27Aug78. Created 1978; Pub. 1978-08-27; Reg. 1978-09-07; TX0000094717

v. 100, no. 237, 28Aug78. Created 1978; Pub. 1978-08-28; Reg. 1978-09-07; TX0000094716

v. 100, no. 242, 2Sep78. Created 1978; Pub. 1978-09-02; Reg. 1978-09-12; TX0000097023

v. 100, no. 243, 3Sep78. Created 1978; Pub. 1978-09-03; Reg. 1978-09-12; TX0000097024

v. 100, no. 248, 9Sep78. Created 1978; Pub. 1978-09-09; Reg. 1978-09-18; TX0000097019

v. 100, no. 249, 10Sep78. Created 1978; Pub. 1978-09-10; Reg. 1978-09-18; TX0000097022

v. 100, no. 255, 16Sep78. Created 1978; Pub. 1978-09-16; Reg. 1978-09-22; TX0000103423

v. 100, no. 256, 17Sep78. Created 1978; Pub. 1978-09-17; Reg. 1978-09-22; TX0000103424

v. 100, no. 262, 23Sep78. Created 1978; Pub. 1978-09-23; Reg. 1978-10-05; TX0000115549

v. 100, no. 263, 24Sep78. Created 1978; Pub. 1978-09-24; Reg. 1978-10-05; TX0000115538

v. 100, no. 269, 30Sep78. Created 1978; Pub. 1978-09-30; Reg. 1978-10-13; TX0000115546

v. 100, no. 270, 1Oct78. Created 1978; Pub. 1978-10-01; Reg. 1978-10-13; TX0000115552

v. 100, no. 276, 7Oct78. Created 1978; Pub. 1978-10-07; Reg. 1978-10-13; TX0000115540

v. 100, no. 277, 8Oct78. Created 1978; Pub. 1978-10-08; Reg. 1978-10-13; TX0000115541

v. 100, no. 283 (called 258), 14Oct78. Created 1978; Pub. 1978-10-14; Reg. 1978-10-20; TX0000123358

v. 100, no. 284, 15Oct78. Created 1978; Pub. 1978-10-15; Reg. 1978-10-20; TX0000123359

v. 100, no. 290, 21Oct78. Created 1978; Pub. 1978-10-21; Reg. 1978-10-27; TX0000123362

v. 100, no. 291, 22Oct78. Created 1978; Pub. 1978-10-22; Reg. 1978-10-27; TX0000123360

v. 100, no. 297, 28Oct78. Created 1978; Pub. 1978-10-28; Reg. 1978-11-06; TX0000143253

v. 100, no. 298, 29Oct78. Created 1978; Pub. 1978-10-29; Reg. 1978-11-06; TX0000143247

v. 100, no. 304, 4Nov78. Created 1978; Pub. 1978-11-04; Reg. 1978-11-13; TX0000133736

v. 100, no. 305, 5Nov78. Created 1978; Pub. 1978-11-05; Reg. 1978-11-13; TX0000133737

v. 100, no. 309, 9Nov78. Created 1978; Pub. 1978-11-09; Reg. 1978-11-20; TX0000161544

v. 100, no. 310, 10Nov78. Created 1978; Pub. 1978-11-10; Reg. 1978-11-20; TX0000161545

v. 100, no. 311, 11Nov78. Created 1978; Pub. 1978-11-11; Reg. 1978-11-20; TX0000181962

v. 100, no. 312, 12Nov78. Created 1978; Pub. 1978-11-12; Reg. 1978-11-20; TX0000175534

v. 100, no. 318, 18Nov78. Created 1978; Pub. 1978-11-18; Reg. 1979-01-19; TX0000175535

v. 100, no. 319, 19Nov78. Created 1978; Pub. 1978-11-19; Reg. 1979-01-19: TX0000175541

Names:	Saint Louis Post-Dispatch Pulitzer Publishing Company.

Type of Work:	Serial

Title:	Saint Louis post-dispatch.

Serial Publication Year:	1977

Former Title:	Saint Louis post-dispatch.

Description:	print material.

Frequency:	Daily except day following some holidays.

Copyright Claimant:	Saint Louis Post-Dispatch, whose sole owner is the Pulitzer Publishing Company.

Authorship on Application:	Saint Louis Post-Dispatch, employer for hire.

Issues Registered:	v. 99, no. 346, 17Dec77. Created 1977; Pub. 1977-12-17; Reg. 1978-03-06; TX0000007039

v. 99, no. 352, 23Dec77. Created 1977; Pub. 1977-12-23; Reg. 1978-01-06; TX0000019633

v. 99, no. 353, 24Dec77. Created 1977; Pub. 1977-12-24; Reg. 1978-01-06; TX0000019629

v. 99, no. 354, 25Dec77. Created 1977; Pub. 1977-12-25; Reg. 1978-01-06; TX0000019623

v. 99, no. 355, 27Dec77. Created 1977; Pub. 1977-12-27; Reg. 1978-01-06; TX0000019627

v. 99, no. 356, 28Dec77. Created 1977; Pub. 1977-12-28; Reg. 1978-01-06; TX0000019624

v. 99, no. 357, 29Dec77. Created 1977; Pub. 1977-12-29; Reg. 1978-01-06; TX0000019625

v. 99, no. 358, 30Dec77. Created 1977; Pub. 1977-12-30; Reg. 1978-01-06; TX0000019626

v. 99, no. 359, 31Dec77. Created 1977; Pub. 1977-12-31; Reg. 1978-01-06; TX0000019628

Names:	Saint Louis Post-Dispatch Pulitzer Publishing Company.

Type of Work:	Serial

Application Title:	Saint Louis post-dispatch (and The Saint Charles post)

Title:	The Saint Charles (Mo. ) post.

Serial Publication Year:	1979

Description:	print material.

Frequency:	Daily except Saturday & Sunday.

Notes:	The Saint Charles County ed. of The Saint Louis post-dispatch.

Copyright Claimant:	Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company)

Authorship on Application:	Saint Louis Post-Dispatch, employer for hire.

Issues Registered:	15Jan79. Created 1979; Pub. 1979-01-15; Reg. 1979-01-30; TX0000184431

16Jan79. Created 1979; Pub. 1979-01-16; Reg. 1979-01-30; TX0000181963

17Jan79. Created 1979; Pub. 1979-01-17; Reg. 1979-01-30; TX0000184427

18Jan79. Created 1979; Pub. 1979-01-18; Reg. 1979-01-30; TX0000175533

19Jan79. Created 1979; Pub. 1979-01-19; Reg. 1979-01-30; TX0000184428

22Jan79. Created 1979; Pub. 1979-01-22; Reg. 1979-02-02; TX0000179719

23Jan79. Created 1979; Pub. 1979-01-23; Reg. 1979-02-02; TX0000179713

24Jan79. Created 1979; Pub. 1979-01-24; Reg. 1979-02-02; TX0000179714

25Jan79. Created 1979; Pub. 1979-01-25; Reg. 1979-02-02; TX0000179715

26Jan79. Created 1979; Pub. 1979-01-26; Reg. 1979-02-02; TX0000179716

29Jan79. Created 1979; Pub. 1979-01-29; Reg. 1979-02-12; TX0000189475

30Jan79. Created 1979; Pub. 1979-01-30; Reg. 1979-02-12; TX0000193278

31Jan79. Created 1979; Pub. 1979-01-31; Reg. 1979-02-12; TX0000189476

1Feb79. Created 1979; Pub. 1979-02-01; Reg. 1979-02-12; TX0000193274

2Feb79. (C.O. correspondence.) Created 1979; Pub. 1979-02-02; Reg. 1979-02 -12; TX0000340121

5Feb79. Created 1979; Pub. 1979-02-05; Reg. 1979-02-23; TX0000197823

6Feb79. Created 1979; Pub. 1979-02-06; Reg. 1979-02-23; TX0000197821

7Feb79. Created 1979; Pub. 1979-02-07; Reg. 1979-02-23; TX0000197822

8Feb79. Created 1979; Pub. 1979-02-08; Reg. 1979-02-23; TX0000193277

9Feb79. Created 1979; Pub. 1979-02-09; Reg. 1979-02-23; TX0000193276

12Feb79. Created 1979; Pub. 1979-02-12; Reg. 1979-02-26; TX0000193283

13Feb79. Created 1979; Pub. 1979-02-13; Reg. 1979-02-26; TX0000197819

14Feb79. Created 1979; Pub. 1979-02-14; Reg. 1979-02-26; TX0000193282

15Feb79. Created 1979; Pub. 1979-02-15; Reg. 1979-02-26; TX0000193280

16Feb79. Created 1979; Pub. 1979-02-16; Reg. 1979-02-26; TX0000197820

19Feb79. Created 1979; Pub. 1979-02-19; Reg. 1979-03-02; TX0000197830

20Feb79. Created 1979; Pub. 1979-02-20; Reg. 1979-03-02; TX0000197829

2lFeb79. Created 1979; Pub. 1979-02-21; Reg. 1979-03-02; TX0000197828

22Feb79. Created 1979; Pub. 1979-02-22; Reg. 1979-03-02; TX0000197826

23 Feb79. Created 1979; Pub. 1979-02-23; Reg. 1979-03-02; TX0000197827

26Feb79. Created 1979; Pub. 1979-02-26; Reg. 1979-03-08; TX0000197837

27Feb79. Created 1979; Pub. 1979-02-27; Reg. 1979-03-08; TX0000197836

28Feb79. Created 1979; Pub. 1979-02-28; Reg. 1979-03-08; TX0000197835

1Mar79. Created 1979; Pub. 1979-03-01; Reg. 1979-03-08; TX0000197834

2Mar79. Created 1979; Pub. 1979-03-02; Reg. 1979-03-08; TX0000197833

5Mar79. Created 1979; Pub. 1979-03-05; Reg. 1979-03-16; TX0000205847

6Mar79. Created 1979; Pub. 1979-03-06; Reg. 1979-03-16; TX0000205848

7Mar79. Created 1979; Pub. 1979-03-07; Reg. 1979-03-16; TX0000205849

8Mar79. Created 1979; Pub. 1979-03-08; Reg. 1979-03-16; TX0000205850

9Mar79. Created 1979; Pub. 1979-03-09; Reg. 1979-03-16; TX000020585/

12Mar79. Created 1979; Pub. 1979-03-12; Reg. 1979-03-23; TX0000213475

13Mar79. Created 1979; Pub. 1979-03-13; Reg. 1979-03-23; TX0000213476

14Mar79. Created 1979; Pub. 1979-03-14; Reg. 1979-03-23; TX0000213470

15Mar79. Created 1979; Pub. 1979-03-15; Reg. 1979-03-23; TX0000213471

16Mar79. Created 1979; Pub. 1979-03-16; Reg. 1979-03-23; TX0000213472

19Mar79. Created 1979; Pub. 1979-03-19; Reg. 1979-04-02; TX0000236426

20Mar79. Created 1979; Pub. 1979-03-20; Reg. 1979-04-02; TX0000209602

2lMar79. Created 1979; Pub. 1979-03-21; Reg.1979-04-02; TX0000213469

22Mar79. Created 1979; Pub. 1979-03-22; Reg. 1979-04-02; TX0000213478

23Mar79. Created 1979; Pub. 1979-03-23; Reg. 1979-04-02; TX0000213477

26Mar79. Created 1979; Pub. 1979-03-26; Reg. 1979-04-09; TX0000218764

27Mar79. Created 1979; Pub. 1979-03-27; Reg. 1979-04-09; TX0000218761

28Mar79. Created 1979; Pub. 1979-03-28; Reg. 1979-04-09; TX0000218762

29Mar79. Created 1979; Pub. 1979-03-29; Reg. 1979-04-09; TX0000218763

30Mar79. Created 1979; Pub. 1979-03-30; Reg. 1979-04-09; TX0000218765

2Apr79. Created 1979; Pub. 1979-04-02; Reg. 1979-08-17; TX0000307776

3Apr79. Created 1979; Pub. 1979-04-03; Reg. 1979-08-17; TX0000307775

4Apr79. Created 1979; Pub. 1979-04-04; Reg. 1979-08-17; TX0000307771

5Apr79. Created 1979; Pub. 1979-04-05; Reg. 1979-08-17; TX0000307774

6Apr79. Created 1979; Pub. 1979-04-06; Reg. 1979-08-17; TX0000307773

9Apr79. Created 1979; Pub. 1979-04-09; Reg. 1979-04-23; TX0000232980

10Apr79. Created 1979; Pub. 1979-04-10; Reg. 1979-04-23; TX0000232986

11Apr79. Created 1979; Pub. 1979-04-11; Reg. 1979-04-23; TX0000232981

12Apr79. Created 1979; Pub. 1979-04-12; Reg. 1979-04-23; TX0000232982

13Apr79. Created 1979; Pub. 1979-04-13; Reg. 1979-04-23; TX0000232984

16Apr79. Created 1979; Pub. 1979-04-16; Reg. 1979-04-30; TX0000244018

17Apr79. Created 1979; Pub. 1979-04-17; Reg. 1979-04-30; TX0000244014

18Apr79. (C.O. correspondence.) Created 1979; Pub. 1979-04-18; Reg. 1979-04-30; TX0000244017

19Apr79. Created 1979; Pub. 1979-04-19; Reg. 1979-04-30; TX0000244016

20Apr79. Created 1979; Pub. 1979-04-20; Reg. 1979-04-30; TX0000244015

23Apr79. Created 1979; Pub. 1979-04-23; Reg. 1979-05-07; TX0000232992

24Apr79. Created 1979; Pub. 1979-04-24; Reg. 1979-05-07; TX0000232988

25Apr79. Created 1979; Pub. 1979-04-25; Reg. 1979-05-07; TX0000232989

26Apr79. Created 1979; Pub. 1979-04-26; Reg. 1979-05-07; TX0000232990

27Apr79. Created 1979; Pub. 1979-04-27; Reg. 1979-05-07; TX0000232991

30Apr79. Created 1979; Pub. 1979-04-30; Reg. 1979-05-11; TX0000241311

1May79. Created 1979; Pub. 1979-05-01; Reg. 1979-05-11; TX0000241310

2May79. Created 1979; Pub. 1979-05-02; Reg. 1979-05-11; TX0000241308

3May79. Created 1979; Pub. 1979-05-03; Reg. 1979-05-11; TX0000241309

4May79. Created 1979; Pub. 1979-05-04; Reg. 1979-05-11; TX0000241307

7May79. Created 1979; Pub. 1979-05-07; Reg. 1979-05-21; TX0000241303

8May79. Created 1979; Pub. 1979-05-08; Reg. 1979-05-21; TX0000241302

9May79. dCR 1979; Pub. 1979-05-09; Reg. 1979-05-21; TX0000241298

10May79. Created 1979; Pub. 1979-05-10; Reg. 1979-05-21; TX0000241299

11May79. Photocopy deposited. (C.O. correspondence.) Created 1979; Pub. 1979-05-11; Reg. 1979-11-14; TX0000373304

14May79. Created 1979; Pub. 1979-05-14; Reg. 1979-05-29; TX0000254586

15May79. Created 1979; Pub. 1979-05-15; Reg. 1979-05-29; TX0000254585

16May79. Created 1979; Pub. 1979-05-16; Reg. 1979-05-29; TX0000254584

17May79. Created 1979; Pub. 1979-05-17; Reg. 1979-05-29; TX0000254589

18May79. Created 1979; Pub. 1979-05-18; Reg. 1979-05-29; TX0000254590

21May79. Created 1979; Pub. 1979-05-21; Reg. 1979-06-06; TX0000254591

22May79. Created 1979; Pub. 1979-05-22; Reg. 1979-06-06; TX0000316433

23May79. Created 1979; Pub. 1979-05-23, Reg. 1979-06-06; TX0000254593

24May79. Created 1979; Pub. 1979-05-24, Reg. 1979-06-06; TX0000254594

25May79. Created 1979; Pub. 1979-05-25, Reg. 1979-06-06; TX0000262102

29May79. Created 1979; Pub. 1979-05-29 Reg. 1979-06-11; TX0000275451

30May79. Created 1979, Pub. 1979-05-30 Reg 1979-06-11; TX0000275450

4Jun79. Created 1979; Pub. 1979-06-04; Reg. 1979-06-18; TX0000271689

5Jun79. Created 1979; Pub. 1979-06-05; Reg. 1979-06-18; TX0000271688

6Jun79. Created 1979; Pub. 1979-06-06; Reg. 1979-06-18; TX0000271687

7Jun79. Created 1979; Pub. 1979-06-07; Reg. 1979-05-18; TX0000271677

8Jun79. Created 1979; Pub. 1979-06-08; Reg. 1979-06-18; TX0000271676

11Jun79. Created 1979; Pub 1979-06-11; Reg. 1979-06-22; TX0000271690

12Jun79. Created 1979; Pub 1979-06-12; Reg. 1979-06-22; TX0000271680

13Jun79. Created 1979; Pub. 1979-06-13; Reg. 1979-06-22; TX0000271681

14Jun79. Created 1979; Pub. 1979-06-14; Reg. 1979-06-22; TX0000271682

15Jun79. Created 1979; Pub. 1979-06-15; Reg. 1979-06-22; TX0000271679

18Jun79. Created 1979; Pub. 1979-06-18; Reg. 1979-06-29; TX0000271673

19Jun79. Created 1979; Pub. 1979-06-19; Reg. 1979-06-29; TX0000271672

20Jun79. Created 1979; Pub. 1979-06-20; Reg. 1979-06-29; TX0000271685

21Jun79. Created 1979; Pub. 1979-06-21; Reg. 1979-06-29; TX0000271684

22Jun79. Created 1979; Pub. 1979-06-22; Reg. 1979-06-29; TX0000271683

25Jun79. Created 1979; Pub. 1979-06-25; Reg. 1979-07-11; TX0000284757

26Jun79. Created 1979; Pub. 1979-06-26; Reg. 1979-06-11; TX0000284756

27Jun79. Created 1979; Pub. 1979-06-27; Reg. 1979-06-11; TX0000284755

28Jun79. Created 1979; Pub. 1979-06-28; Reg. 1979-06-11; TX0000284758

29Jun79. Created 1979; Pub. 1979-06-29; Reg. 1979-07-11; TX0000321603

2Jul79. Created 1979; Pub. 1979-07-02; Reg. 1979-07-19; TX0000284748

3Jul79. Created 1979; Pub. 1979-07-03; Reg. 1979-07-19; TX0000284749

5Jul79. Created 1979; Pub. 1979-07-05; Reg. 1979-07-19; TX0000284750

6Jul79. Created 1979; Pub. 1979-07-06; Reg. 1979-06-19; TX0000284751

9Jul79. Created 1979; Pub. 1979-07-09; Reg. 1979-07-23; TX0000321600

10Jul79. Created 1979; Pub. 1979-07-10; Reg. 1979-07-23; TX0000321599

11Jul79. Created 1979; Pub. 1979-07-11; Reg. 1979-07-23; TX0000284754

12Jul79. Created 1979; Pub. 1979-07-12; Reg. 1979-07-23; TX0000321601

13Jul79. Created 1979; Pub. 1979-07-13; Reg. 1979-07-23; TX0000284747

16Jul79. Created 1979; Pub. 1979-07-16; Reg. 1979-07-30; TX0000302287

17Jul79. Created 1979; Pub. 1979-07-17; Reg. 1979-07-30; TX0000302288

18Jul79. Created 1979; Pub. 1979-07-18; Reg. 1979-07-30; TX0000302289

19Jul79. Created 1979; Pub. 1979-07-19; Reg. 1979-07-30; TX0000302290

20Jul79. Created 1979; Pub. 1979-07-20; Reg. 1979-07-30; TX0000321596

23Jul79. Created 1979; Pub. 1979-07-23; Reg. 1979-08-07; TX0000304860

24Jul79. (C.O. correspondence.) Created 1979; Pub. 1979-07-24; Reg. 1979-08-07; TX0000355808

25Jul79. Created 1979; Pub. 1979-07-25; Reg. 1979-08-07; TX0000304862

26Jul79. Created 1979; Pub. 1979-07-26; Reg. 1979-08-07; TX0000304861

27Jul79. (C.O. correspondence.) Created 1979; Pub. 1979-07-27; Reg. 1979-08-07; TX0000368129

30Jul79. (C.O. correspondence.) Created 1979; Pub. 1979-07-30; Reg. 1979-08-09; TX0000368126

31Jul79. Created 1979; Pub 1979-07-31; Reg. 1979-08-09; TX0000304863

lAug79. Created 1979; Pub. 1979-08-01; Reg. 1979-08-09; TX0000304864

2Aug79. Created 1979; Pub. 1979-08-02; Reg. 1979-08-09; TX0000302284

3Aug79. Created 1979; Pub. 1979-08-03; Reg. 1979-08-09; TX0000302285

6Aug79. Created 1979; Pub. 1979-08-06; Reg. 1979-08-17; TX0000307781

7Aug79. Created 1979; Pub. 1979-08-07; Reg. 1979-08-17; TX0000307782

8Aug79. Created 1979; Pub. 1979-08-08; Reg. 1979-08-17; TX0000307783

9Aug79. Created 1979; Pub. 1979-08-09; Reg. 1979-08-17; TX0000307786

10Aug79. Created 1979; Pub. 1979-08-10; Reg. 1979-08-17; TX0000307785

13Aug79. Created 1979; Pub. 1979-08-13; Reg. 1979-08-27; TX0000307789

14Aug79. Created 1979; Pub. 1979-08-14; Reg. 1979-08-27; TX0000307788

15Aug79. Created 1979; Pub. 1979-08-15; Reg. 1979-08-27; TX0000307790

16Aug79. Created 1979; Pub. 1979-08-16; Reg. 1979-08-27; TX0000307791

17Aug79. Created 1979; Pub. 1979-08-17; Reg. 1979-08-27; TX0000307778

20Aug79. Created 1979; Pub. 1979-08-20; Reg. 1979-09-05; TX0000316427

21Aug79. Created 1979; Pub. 1979-08-21; Reg. 1979-09-05; TX0000316426

22Aug79. Created 1979; Pub. 1979-08-22; Reg. 1979-09-05; TX0000316428

23Aug79. Created 1979; Pub. 1979-08-23; Reg. 1979-09-05; TX0000316429

24Aug79. Created 1979; Pub. 1979-08-24; Reg 1979-09-05; TX0000316432

4Sep79. Created 1979; Pub. 1979-09-04; Reg. 1979-09-17; TX0000328246

5Sep79. Created 1979; Pub. 1979-09-05; Reg. 1979-09-17; TX0000328245

6Sep79. Created 1979; Pub. 1979-09-06; Reg. 1979-09-17; TX0000328244

7Sep79. Created 1979; Pub. 1979-09-07; Reg. 1979-09-17; TX0000328243

11Sep79. Created 1979; Pub. 1979-09-11; Reg. 1979-09-26; TX0000383652

12Sep79. Created 1979; Pub. 1979-09-12; Reg. 1979-09-26; TX0000383649

l4Sep79. Created 1979; Pub. 1979-09-14; Reg. 1979-09-26; TX0000383650

l7Sep79. Created 1979; Pub. 1979-09-17; Reg. 1979-10-01; TX0000347614

l8Sep79. Created 1979; Pub. 1979-09-18; Reg. 1979-10-01; TX0000360121

19Sep79. Created 1979; Pub. 1979-09-19; Reg. 1979-10-01; TX0000360122

20Sep79. Created 1979; Pub. 1979-09-20; Reg. 1979-10-01; TX0000347612

21Sep79. Created 1979; Pub. 1979-09-21; Reg. 1979-10-01; TX0000347615

24Sep79. Created 1979; Pub. 1979-09-24; Reg. 1979-10-09; TX0000351966

25Sep79. Created 1979; Pub. 1979-09-25; Reg. 1979-10-09; TX0000351964

26Sep79. Created 1979; Pub. 1979-09-26; Reg. 1979-10-09; TX0000351965

27Sep79. Created 1979; Pub. 1979-09-27; Reg. 1979-10-09; TX0000351967

28Sep79. Created 1979; Pub. 1979-09-28; Reg. 1979-10-09; TX0000351968

8Oct79. Created 1979; Pub. 1979-10-08; Reg. 1979-10-25; TX0000347611

9Oct79. Created 1979; Pub. 1979-10-09; Reg. 1979-10-25; TX0000347610

10Oct79. Created 1979; Pub. 1979-10-10; Reg. 1979-10-25; TX0000355799

11Oct79. Created 1979; Pub. 1979-10-11; Reg. 1979-10-25; TX0000355802

12Oct 79. Created 1979; Pub. 1979-10-12; Reg. 1979-10-25; TX0000347609

15Oct79. Created 1979; Pub. 1979-10-15; Reg. 1979-11-01; TX0000351971

16Oct79. Created 1979; Pub. 1979-10-16; Reg. 1979-11-01; TX0000351975

17Oct79. Created 1979; Pub. 1979-10-17; Reg. 1979-11-01; TX0000351977

18Oct79. Created 1979; Pub. 1979-10-18; Reg. 1979-11-01; TX0000351973

19Oct79. Created 1979; Pub. 1979-10-19; Reg. 1979-11-01; TX0000351972

22Oct79. Created 1979; Pub. 1979-10-22; Reg. 1979-11-08; TX0000368130

24Oct79. Created 1979; Pub. 1979-10-24; Reg. 1979-11-08; TX0000355804

29Oct79. Created 1979; Pub. 1979-10-29; Reg. 1979-11-14; TX0000364061

30Oct79. Created 1979; Pub. 1979-10-30; Reg. 1979-11-14; TX0000364063

31Oct79. Created 1979; Pub. 1979-10-31; Reg. 1979-11-14; TX0000364064

1NOV79. Created 1979; Pub. 1979-11-01; Reg. 1979-11-14; TX0000364060

2Nov79. Created 1979; Pub. 1979-11-02; Reg. 1979-11-14; TX0000364062

5Nov79. Created 1979; Pub. 1979-11-05; Reg. 1979-11-19; TX0000360123

6Nov79. (C.O. correspondence.) Created 1979; Pub. 1979-11-06; Reg. 1979-11-19; TX0000360117

7Nov79. (C.O. correspondence.) Created 1979; Pub. 1979-11-07; Reg. 1979-11-19; TX0000360116

8Nov79. Created 1979; Pub. 1979-11-08; Reg. 1979-11-19; TX0000360120

9Nov79. Created 1979; Pub. 1979-11-09; Reg. 1979-11-19; TX0000360119

12Nov79. Created 1979; Pub. 1979-11-12; Reg. 1979-11-26; TX0000368137

13Nov79. Created 1979; Pub. 1979-11-13; Reg. 1979-11-26; TX0000368136

14Nov79. Created 1979; Pub. 1979-11-14; Reg. 1979-11-26; TX0000368135

15Nov79. Created 1979; Pub. 1979-11-15; Reg. 1979-11-26; TX0000368134

16Nov79. Created 1979; Pub. 1979-11-16; Reg. 1979-11-26; TX0000368131

19Nov79. Created 1979; Pub. 1979-11-19; Reg. 1979-12-04; TX0000373301

20Nov79. Created 1979; Pub. 1979-11-20; Reg. 1979-12-04; TX0000373302

23Nov79. Created 1979; Pub. 1979-11-23; Reg. 1979-12-04; TX0000368133

26Nov79. Created 1979; Pub. 1979-11-26; Reg. 1979-12-11; TX0000383657

27Nov79. Created 1979; Pub. 1979-11-27; Reg. 1979-12-11; TX0000383654

28Nov79. Created 1979; Pub. 1979-11-28; Reg. 1979-12-11; TX0000383653

29Nov79. Created 1979; Pub. 1979-11-29; Reg. 1979-12-11; TX0000383656

30Nov79. Created 1979; Pub. 1979-11-30; Reg. 1979-12-11; TX0000377001

3Dec79. Created 1979; Pub. 1979-12-03; Reg. 1979-12-14; TX0000377002

4Dec79. Created 1979; Pub. 1979-12-04; Reg. 1979-12-14; TX0000380440

5Dec79. Created 1979; Pub. 1979-12-05; Reg. 1979-12-14; TX0000380439

6Dec79. Created 1979; Pub. 1979-12-06; Reg. 1979-12-14; TX0000377004

10Dec79. Created 1979; Pub. 1979-12-10; Reg. 1979-12-27; TX0000380434

11Dec79. Created 1979; Pub. 1979-12-11; Reg. 1979-12-27; TX0000380435

12Dec79. Created 1979; Pub. 1979-12-12; Reg. 1979-12-27; TX0000380437

13Dec79. Created 1979; Pub. 1979-12-13; Reg. 1979-12-27; TX0000380436

14Dec79. Created 1979; Pub. 1979-12-14; Reg. 1979-12-27; TX0000380433

Names:	The Pulitzer Publishing Company
Saint Louis Post-Dispatch

Type of Work:	Serial

Application Title:	Saint Louis post-dispatch (and The Saint Charles post)

Title:	The Saint Charles (Mo.) post.

Serial Publication Year:	1978

Description:	print material.

Frequency:	Daily except Saturday & Sunday.

Notes:	The Saint Charles County ed. of The Saint Louis post-dispatch.

Copyright Claimant:	Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company)

Authorship on Application:	Saint Louis Post-Dispatch, employer for hire.

Issues Registered:	18Jul78. Created 1978; Pub. 1978-07-18; Reg. 1978-08-17; TX0000106599

19Jul78. Created 1978; Pub. 1978-07-19; Reg. 1978-08-17; TX0000106600

20Jul78. Created 1978; Pub. 1978-07-20; Reg. 1978-08-17; TX0000106601

21Jul78. Created 1978; Pub. 1978-07-21; Reg. 1978-08-17; TX0000106602

24Jul78. Created 1978; Pub. 1978-07-24; Reg. 1978-08-17; TX0000106603

25Jul78. Created 1978; Pub. 1978-07-25; Reg. 1978-08-17; TX0000106604

26Jul78. Created 1978; Pub. 1978-07-26; Reg. 1978-08-17; TX0000106605

27Jul78. Created 1978; Pub. 1978-07-27; Reg. 1978-08-17; TX0000103418

28Jul78. Created 1978; Pub. 1978-07-28; Reg. 1978-08-17; TX0000103417

31Jul78. Created 1978; Pub. 1978-07-31; Reg. 1978-08-17; TX0000103416

lAug78. Created 1978; Pub. 1978-08-01; Reg. 1978-08-17; TX0000103412

2Aug78. Created 1978; Pub. 1978-08-02; Reg. 1978-08-17; TX0000103413

3Aug78. Created 1978; Pub. 1978-08-03; Reg. 1978-08-17; TX0000103414

4Aug78. Created 1978; Pub. 1978-08-04; Reg. 1978-08-17; TX0000103415

7Aug78. Created 1978; Pub. 1978-08-07; Reg. 1978-08-17; TX0000103411

9Aug78. Created 1978; Pub. 1978-08-09; Reg. 1978-09-07; TX0000094726

10Aug78. Created 1978; Pub. 1978-08-10; Reg. 1978-09-07; TX0000094727

11Aug78. Created 1978; Pub. 1978-08-11; Reg. 1978-09-07; TX0000094728

14Aug78. Created 1978; Pub. 1978-08-14; Reg. 1978-09-07; TX0000094730

15Aug78. Created 1978; Pub. 1978-08-15; Reg. 1978-09-07; TX0000094731

16Aug78. Created 1978; Pub. 1978-08-16; Reg. 1978-09-07; TX0000094732

17Aug78. Created 1978; Pub. 1978-08-17; Reg. 1978-09-07; TX0000094733

18Aug78. Created 1978; Pub. 1978-08-18; Reg. 1978-09-07; TX0000094734

29Aug78. Created 1978; Pub. 1978-08-29; Reg. 1978-09-12; TX0000158499

30Aug78. Created 1978; Pub. 1978-08-30; Reg. 1978-09-12; TX0000097027

31Aug78. Created 1978; Pub. 1978-08-31; Reg. 1978-09-12; TX0000097026

1Sep78. Created 1978; Pub. 1978-09-01; Reg. 1978-09-12; TX0000097025

5Sep78. Created 1978; Pub. 1978-09-05; Reg. 1978-09-18; TX0000097018

6Sep78. Created 1978; Pub. 1978-09-06; Reg. 1978-09-18; TX0000097020

7Sep78. Created 1978; Pub. 1978-09-07; Reg. 1978-09-18; TX0000097021

8Sep78. Created 1978; Pub. 1978-09-08; Reg. 1978-09-18; TX0000097017

11Sep78. Created 1978; Pub. 1978-09-11; Reg. 1978-09-22; TX0000103425

12Sep78. Created 1978; Pub. 1978-09-12; Reg. 1978-09-22; TX0000103426

13Sep78. Created 1978; Pub. 1978-09-13; Reg. 1978-09-22; TX0000103427

14Sep78. Created 1978; Pub. 1978-09-14; Reg. 1978-09-22; TX0000103410

15Sep78. Created 1978; Pub. 1978-09-15; Reg. 1978-09-22; TX0000103422

18Sep78. Created 1978; Pub. 1978-09-18; Reg. 1978-10-05; TX0000115537

19Sep78. Created 1978; Pub. 1978-09-19; Reg. 1978-10-05; TX0000115536

20Sep78. Created 1978; Pub. 1978-09-20; Reg. 1978-10-05; TX0000115535

21Sep78. Created 1978; Pub. 1978-09-21; Reg. 1978-10-05; TX0000115539

22Sep78. Created 1978; Pub. 1978-09-22; Reg. 1978-10-05; TX0000115553

25Sep78. Created 1978; Pub. 1978-09-25; Reg. 1978-10-13; TX0000115548

26Sep78. Created 1978; Pub. 1978-09-26; Reg. 1978-10-13; TX0000115551

27Sep78. Created 1978; Pub. 1978-09-27; Reg. 1978-10-13; TX0000115550

28Sep78. Created 1978; Pub. 1978-09-28; Reg. 1978-10-13; TX0000115545

29Sep78. Created 1978; Pub. 1978-09-29; Reg. 1978-10-13; TX0000115547

2Oct78. Created 1978; Pub. 1978-10-02; Reg. 1978-10-13; TX0000115544

3Oct78. Created 1978; Pub. 1978-10-03; Reg. 1978-10-13; TX0000115543

4Oct78. Created 1978; Pub. 1978-10-04; Reg. 1978-10-13; TX0000115533

5Oct78. Created 1978; Pub. 1978-10-05; Reg. 1978-10-13; TX0000115534

6Oct78. Created 1978; Pub. 1978-10-06; Reg. 1978-10-13; TX0000115542

9Oct78. Created 1978; Pub. 1978-10-09; Reg. 1978-10-20; TX0000123355

10Oct78. Created 1978; Pub. 1978-10-10; Reg. 1978-10-20; TX0000123356

11Oct78. Created 1978; Pub. 1978-10-11; Reg. 1978-10-20; TX0000123357

12Oct78. Created 1978; Pub. 1978-10-12; Reg. 1978-10-20; TX0000123354

13Oct78. Created 1978; Pub. 1978-10-13; Reg. 1978-10-20; TX0000123353

16Oct78. Created 1978; Pub. 1978-10-16; Reg. 1978-10-27; TX0000123350

17Oct78. Created 1978; Pub. 1978-10-17; Reg. 1978-10-27; TX0000123352

18Oct78. Created 1978; Pub. 1978-10-18; Reg. 1978-10-27; TX0000123351

19Oct78. Created 1978; Pub. 1978-10-19; Reg. 1978-10-27; TX0000123363

20Oct78. Created 1978; Pub. 1978-10-20; Reg. 1978-10-27; TX0000123361

23Oct78. Created 1978; Pub. 1978-10-23; Reg. 1978-11-06; TX0000143248

24Oct78. Created 1978; Pub. 1978-10-24; Reg. 1978-11-06; TX0000143249

25Oct78. Created 1978; Pub. 1978-10-25; Reg. 1978-11-06; TX0000143250

26Oct78. Created 1978; Pub. 1978-10-26; Reg. 1978-11-06; TX0000143251

27Oct78. DCR1978; Pub. 1978-10-27; Reg. 1978-11-06; TX0000143252

30Oct78. Created 1978; Pub. 1978-10-30; Reg. 1978-11-13; TX0000133733

31Oct78. Created 1978; Pub. 1978-10-31; Reg. 1978-11-13; TX0000133732

1Nov78. Created 1978; Pub. 1978-11-01; Reg. 1978-11-13; TX0000133735

2Nov78. Created 1978; Pub. 1978-11-02; Reg. 1978-11-13; TX0000133734

3Nov78. Created 1978; Pub. 1978-11-03; Reg. 1978-11-13; TX0000133731

6Nov78. Created 1978; Pub. 1978-11-06; Reg. 1979-01-22; TX0000241297

7Nov78. Created 1978; Pub. 1978-11-07; Reg. 1979-01-22; TX0000241296

8Nov78. Created 1978; Pub. 1978-11-08; Reg. 1979-01-22; TX0000241295

13Nov78. Created 1978; Pub. 1978-11-13; Reg. 1979-01-19; TX0000175536

14Nov78. Created 1978; Pub. 1978-11-14; Reg. 1979-01-19; TX0000175539

15Nov78. Created 1978; Pub. 1978-11-15; Reg. 1979-01-19; TX0000175537

16Nov78. Created 1978; Pub. 1978-11-16; Reg. 1979-01-19; TX0000175538

17Nov78. Created 1978; Pub. 1978-11-17; Reg. 1979-01-19; TX0000175540

20Nov78. Created 1978; Pub. 1978-11-20; Reg. 1979-01-30; TX0000184430

Names:	Saint Louis Post-Dispatch The Pulitzer Publishing Company

Type of Work:	Serial

Application Title:	Saint Louis post-dispatch (and The Saint Charles post)

Title:	Saint Louis post-dispatch.

Title Qualifier:	Includes The Saint Charles (Mo.) post

Serial Publication Year:	1985

Description:	microfilm

Frequency:	Daily except day following some holidays.

Notes:	Microfilm. Monday through Friday, it includes: The Saint Charles (Mo.) post.

Authorship on Application:	Saint Louis Post-Dispatch, employer for hire.

Issues Registered:	v. 107, no. 159, 8Jun85. Claimant: Saint Louis Post-Dispatch (whose sole owner is the Pulitzer Publishing Company) Created 1985; Pub. 1985-06-08; Reg. 1985-08-21; TX0001621514

v.      107, no. 230, 18Aug85. Claimant: the Pulitzer Publishing Company. Appl. author: text & photos.: the Pulitzer Publishing Company, employer for hire. (C.O. correspondence.) Created 1985;
Pub. 1985-08-18; Reg. 1985-08-30; TX0001634301

v.      107, no. 233, 21Aug85. Claimant: the Pulitzer Publishing Company. Appl. author: text & photos.: the Pulitzer Publishing Company, employer for hire. (C.O. correspondence.) Created 1985;
Pub. 1985-08-21; Reg. 1985-08-30; TX0001634302

Other Title:	The Saint Charles (Mo.) post

Names:	Saint Louis Post-Dispatch Pulitzer Publishing Company

Type of Work:	Serial

Application Title:	Saint Louis post-dispatch (and The Saint Charles post)

Title:	Saint Louis post-dispatch.

Title Qualifier:	Includes The Saint Charles ( Mo.) post

Serial Publication Year:	1984

Description:	microfilm

Frequency:	Daily except day following some holidays.

Notes:	Microfilm.
Monday through Friday, it includes: The Saint Charles (Mo.) post.

Copyright Claimant:	Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company)

Authorship on Application:	Saint Louis Post-Dispatch, employer for hire.

Issues Registered:	v. 106, no. 56-7A, 4Mar84. (C.O. correspondence.) Created 1984; Pub. 1984-03-04; Reg. 1984-03-20; TX0001348237

Other Title:	The Saint Charles (Mo.) post

Names:	Saint Louis Post-Dispatch Pulitzer Publishing Company.

Type of Work:	Serial

Application Title:	Saint Louis post-dispatch (and The Saint Charles post)

Title:	Saint Louis post-dispatch.

Title Qualifier:	Includes The Saint Charles (Mo.) post

Serial Publication Year:	1981

Description:	microfilm

Frequency:	Daily except day following some holidays.

Notes:	Microfilm.
Monday through Friday, it includes: The Saint Charles (Mo.) post.

Authorship on Application:	Saint Louis Post-Dispatch, employer for hire.

Issues Registered:	v. 103, no. 1, 2Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-02; Reg. 1981-04-01; TX0000670768

v. 103, no. 2, 3Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-03; Reg. 1981-04-01; TX0000670769

v. 103, no. 3, 4Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-04; Reg. 1981-04-01; TX0000670770

v. 103, no. 4, 5Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-05; Reg. 1981-04-01; TX0000670771

v. 103, no. 5, 6Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-06; Reg. 1981-04-01; TX0000670772

v. 103, no. 6, 7Jan8l. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-07; Reg. 1981-04-01; TX0000670773

v. 103, no. 7, 8Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-08; Reg. 1981-04-01; TX0000670774

v. 103, no. 8, 9Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-09; Reg. 1981-04-01; TX0000670775

v. 103, no. 9, 10Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-10; Reg. 1981-04-01; TX0000670776

v. 103, no. 10, 11Jan81. Microflim. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-11; Reg. 1981-04-01; TX0000670777

v. 103, no. 11, 12Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-12; Reg. 1981-04-01; TX0000670778

v. 103, no. 12, 13Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-13; Reg. 1981-04-01; TX0000670779

v. 103, no. 13, l4Jan81. Microfilm, Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-14; Reg. 1981-04-01; TX0000670780

v. 103, no. 14, 15Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-15; Reg. 1981-04-01; TX0000670781

v. 103, no. 15, 16Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-16; Reg. 1981-04-01; TX0000697045

v. 103, no. 16, l7Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-17; Reg. 1981-04-01; TX0000697044

v. 103, no. 17, 18Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-18; Reg. 1981-04-01; TX0000697043

v. 103, no. 18, 19Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-19; Reg. 1981-04-01; TX0000697042

v. 103, no. 19, 20Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-20, Reg. 1981-04-01; TX0000697041

v. 103, no. 20, 21Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-21; Reg. 1981-04-01; TX0000697040

v. 103, no. 21, 22Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-22; Reg. 1981-04-01; TX0000697039

v. 103, no. 22, 23Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-23; Reg. 1981-04-01; TX0000697038

v. 103, no. 23, 24Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-24; Reg. 1981-04-01; TX0000697037

v. 103, no. 24, 25Jan81. Microfilm. Claimant; Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-25; Reg. 1981-04-01; TX0000697036

v. 103, no. 25, 26Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-26; Reg. 1981-04-01; TX0000697035

v. 103, no. 26, 27Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-27; Reg. 1981-04-01; TX0000697034

v.      103, no. 27, 28Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) (C.O. correspondence.) Created 1981; Pub. 1981-01-28;
Reg. 1981-04-01; TX0000697033

v. 103, no. 28, 29Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-29; Reg. 1981-04-01; TX0000697032

v. 103, no. 29, 30Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-30; Reg. 1981-04-01; TX0000697031

v. 103, no. 30, 31Jan81. Microfilm. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-01-31; Reg. 1981-04-01; TX0000697030

v. 103, no. 31, 1Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-01; Reg. 1981-04-08; TX0000674399

v. 103, no. 32, 2Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-02; Reg. 1981-04-08; TX0000674400

v. 103, no. 33, 3Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-03; Reg. 1981-04-08; TX0000674401

v. 103, no. 34, 4Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-04; Reg. 1981-04-08; TX0000674402

v. 103, no. 35, 5Feb8l. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-05; Reg. 1981-04-08; TX0000674403

v. 103, no. 36, 6Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-06; Reg. 1981-04-08; TX0000674404

v. 103, no. 37, 7Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-07; Reg. 1981-04-08; TX0000674405

v. 103, no. 38, 8Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-08; Reg. 1981-04-08; TX0000674406

v. 103, no. 39, 9Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-09; Reg. 1981-04-08; TX0000674407

v. 103, no. 40, 10Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-10; Reg. 1981-04-08; TX0000674408

v. 103, no. 41, 11Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-11; Reg. 1981-04-08; TX0000674409

v. 103, no. 42, 12Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-12; Reg. 1981-04-08; TX0000674410

v. 103, no. 43, 13Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-13; Reg. 1981-04-08; TX0000674411

v. 103, no. 44, 14Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-14; Reg. 1981-04-08; TX0000674412

v. 103, no. 45, 15Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-15; Reg. 1981-04-08; TX0000674413

v. 103, no. 46, 16Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-16; Reg. 1981-04-08; TX0000674414

v. 103, no. 47, 17Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-17; Reg. 1981-04-08; TX0000674415

v. 103, no. 48, 18Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-18; Reg. 1981-04-08; TX0000674416

v. 103, no. 49, 19Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-19; Reg. 1981-04-08; TX0000674417

v. 103, no. 50, 20Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-20; Reg. 1981-04-08; TX0000674418

v. 103, no. 51, 21Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-21; Reg. 1981-04-08; TX0000674419

v. 103, no. 52, 22Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-22; Reg. 1981-04-08; TX0000674420

v. 103, no. 53, 23Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-23; Reg. 1981-04-08; TX0000674421

v. 103, no. 54, 24Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-24; Reg. 1981-04-08; TX0000674422

v. 103, no. 55, 25Feb8l. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-25; Reg. 1981-04-08; TX0000674423

v. 103, no. 56, 26Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-26; Reg. 1981-04-08; TX0000674424

v. 103, no. 57, 27Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-27; Reg. 1981-04-08; TX0000674425

v. 103, no. 58, 28Feb81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-02-28; Reg. 1981-04-08; TX0000674426

v. 103, no. 59, 1Mar8l. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-01; Reg. 1981-05-14; TX0000698234

v. 103, no. 60, 2Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-02; Reg. 1981-05-14; TX0000698235

v. 103, no. 61, 3Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-03; Reg. 1981-05-14; TX0000698236

v. 103, no. 62, 4Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-04; Reg. 1981-05-14; TX0000698237

v. 103, no. 63, 5Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-05; Reg. 1981-05-14; TX0000698238

v. 103, no. 64, 6Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-06; Reg. 1981-05-14; TX0000698239

v. 103, no. 65, 7Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-07; Reg. 1981-05-14; TX0000698240

v. 103, no. 66, 8Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-08; Reg. 1981-05-14; TX0000698241

v. 103, no. 67, 9Mar8l. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-09; Reg. 1981-05-14; TX0000698242

v. 103, no. 68, 10Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-10; Reg. 1981-05-14; TX0000698243

v. 103, no. 69, 11Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-11; Reg. 1981-05-14; TX0000698244

v. 103, no. 70, 12Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-12; Reg. 1981-05-14; TX0000698245

v. 103, no. 71, 13Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-13; Reg. 1981-05-14; TX0000698246

v. 103, no. 72, 14Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-14; Reg. 1981-05-14; TX0000698247

v. 103, no. 73, 15Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-15; Reg. 1981-05-14; TX0000698248

v. 103, no. 74, 16Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-16; Reg. 1981-05-14; TX0000698249

v. 103, no. 75, 17Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-17; Reg. 1981-05-14; TX0000698250

v. 103, no. 76, 18Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-18; Reg. 1981-05-14; TX0000698251

v. 103, no. 77, 19Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-19; Reg. 1981-05-14; TX0000698252

v. 103, no. 78, 20Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-20; Reg. 1981-05-14; TX0000698253

v. 103, no. 79, 21Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-21; Reg. 1981-05-14; TX0000698254

v. 103, no. 80, 22Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-22; Reg. 1981-05-14; TX0000698255

v. 103, no. 81, 23Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-23; Reg. 1981-05-14; TX0000698256

v. 103, no. 82, 24Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-24; Reg. 1981-05-14; TX0000698257

v. 103, no. 83, 25Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-25; Reg. 1981-05-14; TX0000698258

v. 103, no. 84, 26Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-26; Reg. 1981-05-14; TX0000698259

v. 103, no. 85, 27Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-27; Reg. 1981-05-14; TX0000698260

v. 103, no. 86, 28Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-28; Reg. 1981-05-14; TX0000698261

v. 103, no. 87, 29Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-29; Reg. 1981-05-14; TX0000698262

v. 103, no. 88, 30Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-30; Reg. 1981-05-14; TX0000698263

v. 103, no. 89, 31Mar81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-03-31; Reg. 1981-05-14; TX0000698264

v. 103, no. 90, 1Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-01; Reg. 1981-06-11; TX0000757692

v. 103, no. 91, 2Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-02; Reg. 1981-06-11; TX0000757693

v. 103, no. 92, 3Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-03; Reg. 1981-06-11; TX0000757694

v. 103, no. 93, 4Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-04; Reg. 1981-06-11; TX0000757695

v. 103, no. 94, 5Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-05; Reg. 1981-06-11; TX0000757696

v. 103, no. 95, 6Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-06; Reg. 1981-06-11; TX0000757697

v. 103, no. 96, 7Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-07; Reg. 1981-06-11; TX0000757698

v. 103, no. 97, 8Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-08; Reg. 1981-06-11; TX0000757699

v. 103, no. 98, 9Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-09; Reg. 1981-06-11; TX0000757700

v. 103, no. 99, 10Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-10; Reg. 1981-06-11; TX0000757701

v. 103, no. 100, 11Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-11; Reg. 1981-06-11; TX0000757702

v. 103, no. 101, 12Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-12; Reg. 1981-06-11; TX0000757703

v. 103, no. 102, 13Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-13; Reg. 1981-06-11; TX0000757704

v. 103, no. 103, 14Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-14; Reg. 1981-06-11; TX0000757705

v. 103, no. 104, 15Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-15; Reg. 1981-06-11; TX0000757706

v. 103, no. 105, 16Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-16; Reg. 1981-06-11; TX0000757707

v. 103, no. 106, 17Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-17; Reg. 1981-06-11; TX0000757708

v. 103, no. 107, 18Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-18; Reg. 1981-06-11; TX0000757709

v. 103, no. 108, 19Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-19; Reg. 1981-06-11; TX0000757710

v. 103, no. 109, 20Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-20; Reg. 1981-06-11; TX0000757711

v. 103, no. 110, 21Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-21; Reg. 1981-06-11; TX0000757712

v. 103, no. 111, 22Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-22; Reg. 1981-06-11; TX0000757713

v.	103, no. 112, 23Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-23; Reg. 1981-06-11; TX0000757714

v.	103, no. 113, 24Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-24; Reg. 1981-06-11; TX0000757715

v.	103, no. 114, 25Apr8l. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-25; Reg. 1981-06-11; TX0000757716

v.	103, no. 115, 26Apr8l. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-26; Reg. 1981-06-11; TX0000757717

v.	103, no. 116, 27Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-27; Reg. 1981-06-11; TX0000757718

v.	103, no. 117, 28Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-28; Reg. 1981-06-11; TX0000757719

v.	103, no. 118, 29Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-29; Reg. 1981-06-11; TX0000757720

v.	103, no. 119, 30Apr81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-04-30; Reg. 1981-06-11; TX0000757721

v.	103, no. 120, 1May8l. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-01; Reg. 1981-07-10; TX0000731349

v.	103, no. 121, 2May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-02; Reg. 1981-07-10; TX0000731350

v.	103, no. 122, 3May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-03; Reg. 1981-07-10; TX0000731351

v.	103, no. 123, 4May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-04; Reg. 1981-07-10; TX0000731352

v.	103, no. 124, 5May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-05; Reg. 1981-07-10; TX0000731353

v.	103, no. 125, 6May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-06; Reg. 1981-07-10; TX0000731354

v.	103, no. 126, 7May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-07; Reg. 1981-07-10; TX0000731355

v.	103, no. 127, 8May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-08; Reg. 1981-07-10; TX0000731356

v.	103, no. 128, 9May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-09; Reg. 1981-07-10; TX0000731357

v.	103, no. 129, 10May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-10; Reg. 1981-07-10; TX0000731358

v.	103, no. 130, 11May8l. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-11; Reg. 1981-07-10; TX0000731359

v.	103, no. 131, 12May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-12; Reg. 1981-07-10; TX0000731360

v.	103, no. 132, 13May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-13; Reg. 1981-07-10; TX0000731361

v.	103, no. 133, 14May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-14; Reg. 1981-07-10; TX0000731362

v.	103, no. 134, 15May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-15; Reg. 1981-07-10; TX0000731363

v.	103, no. 135, 16May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-16; Reg. 1981-07-10; TX0000731298

v.	103, no. 136, 17May8l. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-17; Reg. 1981-07-10; TX0000731297

v.	103, no. 137, 18May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-18; Reg. 1981-07-10; TX0000731296

v.	103, no. 138, 19May8l. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-19; Reg. 1981-07-10; TX0000731295

v.	103, no. 139, 20May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-20; Reg. 1981-07-10; TX0000731294

v.	103, no. 140, 21May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-21; Reg. 1981-07-10; TX0000731293

v.	103, no. 141, 22May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-22; Reg. 1981-07-10; TX0000731292

v.	103, no. 142, 23May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-23; Reg. 1981-07-10; TX0000731291

v.	103, no. 143, 24May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-24; Reg. 1981-07-10; TX0000731299

v.	103, no, 144, 26May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-26; Reg. 1981-07-10; TX0000731290

v.	103, no. 145, 27May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-27; Reg. 1981-07-10; TX0000731289

v.	103, no. 146, 28May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-28; Reg. 1981-07-10; TX0000731288

v.	103, no. 147, 29May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-29; Reg. 1981-07-10; TX0000731287

v.	103, no. 148, 30May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-30; Reg. 1981-07-10; TX0000731285

v.	103, no. 149, 31May81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-05-31; Reg. 1981-07-10; TX0000731286

v.	103, no. 150, 1Jun81. Claimant: Saint : Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-01; Reg. 1981-08-10; TX0000757722

v.	103, no. 151, 2Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-02; Reg. 1981-08-10; TX0000757723

v.	103, no. 152, 3Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-03; Reg. 1981-08-10; TX0000757724

v.	103, no. 153, 4Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-04; Reg. 1981-08-10; TX0000757725

v.	103, no. 154, 5Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-05; Reg. 1981-08-10; TX0000757726

v.	103, no. 155, 6Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-06; Reg. 1981-08-10; TX0000757727

v.	103, no. 156, 7Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-07; Reg. 1981-08-10; TX0000757728

v. 103, no. 157, 8Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-08; Reg. 1981-08-10; TX0000757729

v. 103, no. 158, 9Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-09; Reg. 1981-08-10; TX0000757730

v. 103, no. 159, 10Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-10; Reg. 1981-08-10; TX0000757731

v. 103, no. 160, 11Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-11; Reg. 1981-08-10; TX0000757732

v. 103, no. 161, 12Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-12; Reg. 1981-08-10; TX0000757733

v. 103, no. 162, l3Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-13; Reg. 1981-08-10; TX0000757734

v. 103, no. 163, 14Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-14; Reg. 1981-08-10; TX0000757735

v. 103, no. 164, 15Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-15; Reg. 1981-08-10; TX0000757736

v. 103, no. 165, 16Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-16; Reg. 1981-08-10; TX0000757737

v. 103, no. 166, 17Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-17; Reg. 1981-08-10; TX0000757738

v. 103, no. 167, 18Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-18; Reg. 1981-08-10; TX0000757739

v. 103, no. 168, 19Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-19; Reg. 1981-08-10; TX0000757740

v. 103, no. 169, 20Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-20; Reg. 1981-08-10; TX0000757741

v. 103, no. 170, 21Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-21; Reg. 1981-08-10; TX0000757742

v. 103, no. 171, 22Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-22; Reg. 1981-08-10; TX0000757743

v. 103, no. 172, 23Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-23; Reg. 1981-08-10; TX0000757744

v. 103, no. 173, 24Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-24; Reg. 1981-08-10; TX0000757745

v. 103, no. 174, 25Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-25; Reg. 1981-08-10; TX0000757746

v. 103, no. 175, 26Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-26; Reg. 1981-08-10; TX0000757747

v. 103, no. 176, 27Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-27; Reg. 1981-08-10; TX0000757748

v. 103, no. 177, 28Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-28; Reg. 1981-08-10; TX0000757749

v. 103, no. 178, 29Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-29; Reg. 1981-08-10; TX0000757750

v. 103, no. 179, 30Jun81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-06-30; Reg. 1981-08-10; TX0000757751

v. 103, no. 180, 1Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-01; Reg. 1981-09-11; TX0000767365

v. 103, no. 181, 2Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-02; Reg. 1981-09-11; TX0000767366

v. 103, no. 182, 3Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-03; Reg. 1981-09-11; TX0000767367

v. 103, no. 183, 5Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-05; Reg. 1981-09-11; TX0000767368

v. 103, no. 184, 6Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-06; Reg. 1981-09-11; TX0000767369

v. 103, no. 185, 7Jul8l. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-07; Reg. 1981-09-11; TX0000767370

v. 103, no. 186, 8Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-08; Reg. 1981-09-11; TX0000767371

v. 103, no. 187, 9Jul8l. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-09; Reg. 1981-09-11; TX0000767372

v. 103, no. 188, 10Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-10; Reg. 1981-09-11; TX0000767364

v. 103, no. 189, 11Ju181. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-11; Reg. 1981-09-11; TX0000767373

v. 103, no. 190, 12Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-12; Reg. 1981-09-11; TX0000767374

v. 103, no. 191, 13Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-13; Reg. 1981-09-11; TX0000767375

v. 103, no. 192, 14Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-14; Reg. 1981-09-11; TX0000767376

v. 103, no. 193, 15Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-15; Reg. 1981-09-11; TX0000767377

v. 103, no. 194, 16Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-16; Reg. 1981-09-11; TX0000767378

v. 103, no. 195, 17Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-17; Reg. 1981-09-11; TX0000767379

v. 103, no. 196, 18Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-18; Reg. 1981-09-11; TX0000767380

v. 103, no. 197, 19Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-19; Reg. 1981-09-11; TX0000767381

v. 103, no. 198, 20Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-20; Reg. 1981-09-11; TX0000767382

v. 103, no. 199, 21Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-21; Reg. 1981-09-11; TX0000767383

v. 103, no. 200, 22Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-22; Reg. 1981-09-11; TX0000767384

v. 103, no. 201, 23Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-23; Reg. 1981-09-11; TX0000767385

v. 103, no. 202, 24Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-24; Reg. 1981-09-11; TX0000767386

v. 103, no. 203, 25Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-25; Reg. 1981-09-11; TX00007S7387

v. 103, no. 204, 26Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-26; Reg. 1981-09-11; TX0000767388

v. 103, no. 205, 27Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-27; Reg. 1981-09-11; TX0000767389

v. 103, no. 206, 28Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-28; Reg. 1981-09-11; TX0000767390

v. 103, no. 207, 29Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-29; Reg. 1981-09-11; TX0000767391

v. 103, no. 208, 30Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-30; Reg. 1981-09-11; TX0000767392

v. 103, no. 209, 31Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-31; Reg. 1981-09-11; TX0000767393

v. 103, no. 209, 31Jul81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-07-31; Reg. 1981-09-11; TX0000767383

v. 103, no. 210, 1Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-01; Reg. 1981-10-09; TX0000790750

v. 103, no. 211, 2Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-02; Reg. 1981-10-09; TX0000790751

v. 103, no. 212, 3Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-03; Reg. 1981-10-09; TX0000790752

v. 103, no. 213, 4Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-04; Reg. 1981-10-09; TX0000790753

v. 103, no. 214, 5Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-05; Reg. 1981-10-09; TX0000790754

v. 103, no. 215, 6Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-06; Reg. 1981-10-09; TX0000790755

v. 103, no. 216, 7Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-07; Reg. 1981-10-09; TX0000790756

v. 103, no. 217, 8Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-08; Reg. 1981-10-09; TX0000790758

v. 103, no. 218, 9Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-09; Reg. 1981-10-09; TX0000790757

v. 103, no. 219, 10Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-10; Reg. 1981-10-09; TX0000790759

v. 103, no. 220, 11Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-11; Reg. 1981-10-09; TX0000790760

v. 103, no. 221, 12Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-12; Reg. 1981-10-09; TX0000790761

v. 103, no. 222, 13Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-13; Reg. 1981-10-09; TX0000790762

v. 103, no. 223, 14Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-14; Reg. 1981-10-09; TX0000790763

v. 103, no. 224, 15Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-15; Reg. 1981-10-09; TX0000790764

v. 103, no. 225, 16Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-16; Reg. 1981-10-09; TX0000790765

v. 103, no. 226, 17Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-17; Reg. 1981-10-09; TX0000790766

v. 103, no. 227, 18Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-18; Reg. 1981-10-09; TX0000790767

v. 103, no. 228, l9Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-19; Reg. 1981-10-09; TX0000790768

v. 103, no. 229, 20Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-20; Reg. 1981-10-09; TX0000790769

v. 103, no. 230, 21Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-21; Reg. 1981-10-09; TX0000790770

v. 103, no. 231, 22Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-22; Reg. 1981-10-09; TX0000790771

v. 103, no. 232, 23Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-23; Reg. 1981-10-09; TX0000790772

v. 103, no. 233, 24Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-24; Reg. 1981-10-09; TX0000790773

v. 103, no. 234, 25Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-25; Reg. 1981-10-09; TX0000790774

v. 103, no. 235, 26Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-26; Reg. 1981-10-09; TX0000790775

v. 103, no. 236, 27Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-27; Reg. 1981-10-09; TX0000790776

v. 103, no. 237, 28Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-28; Reg. 1981-10-09; TX0000790777

v. 103, no. 238, 29Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-29; Reg. 1981-10-09; TX0000790778

v. 103, no. 239, 30Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-30; Reg. 1981-10-09; TX0000790779

v. 103, no. 240, 31Aug81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-08-31; Reg. 1981-10-09; TX0000790780

v. 103, no. 241, 1Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-01; Reg. 1981-11-10; TX0000803396

v. 103, no. 242, 2Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-02; Reg. 1981-11-10; TX0000803397

v. 103, no. 243, 3Sep8l. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-03; Reg. 1981-11-10; TX0000803398

v. 103, no. 244, 4Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-04; Reg. 1981-11-10; TX0000803399

v. 103, no. 245, 5Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-05; Reg. 1981-11-10; TX0000803400

v. 103, no. 246, 6Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-06; Reg. 1981-11-10; TX0000803401

v. 103, no. 247, 8Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-08; Reg. 1981-11-10; TX0000803402

v. 103, no. 248, 9Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-09; Reg. 1981-11-10; TX0000803403

v. 103, no. 249, 10Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-10; Reg. 1981-11-10; TX0000803404

v. 103, no. 250, 11Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-11; Reg. 1981-11-10; TX0000803386

v. 103, no. 251, 12Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-12; Reg. 1981-11-10; TX0000803387

v. 103, no. 252, 13Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-13; Reg. 1981-11-10; TX0000803388

v. 103, no. 253, 14Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-14; Reg. 1981-11-10; TX0000803389

v. 103, no. 254, 15Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-15; Reg. 1981-11-10; TX0000803390

v. 103, no. 255, 16Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-16; Reg. 1981-11-10; TX0000803391

v. 103, no. 256, 17Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-17; Reg. 1981-11-10; TX0000803392

v. 103, no. 257, 18Sep8l. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-18; Reg. 1981-11-10; TX0000803393

v. 103, no. 258, 19Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-19; Reg. 1981-11-10; TX0000803394

v. 103, no. 259, 20Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-20; Reg. 1981-11-10; TX0000803395

v. 103, no. 260, 21Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-21; Reg. 1981-11-10; TX0000803376

v. 103, no. 261, 22Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-22; Reg. 1981-11-10; TX0000803377

v. 103, no. 262, 23Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-23; Reg. 1981-11-10; TX0000803378

v. 103, no. 263, 24Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-24; Reg. 1981-11-10; TX0000803379

v. 103, no. 264, 25Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-25; Reg. 1981-11-10; TX0000803380

v. 103, no. 265, 26Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-26; Reg. 1981-11-10; TX0000803381

v. 103, no. 266, 27Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-27; Reg. 1981-11-10; TX0000803382

v. 103, no. 267, 28Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-28; Reg. 1981-11-10; TX0000803383

v. 103, no. 268, 29Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-29; Reg. 1981-11-10; TX0000803384

v. 103, no. 269, 30Sep81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-09-30; Reg. 1981-11-10; TX0000803385

v. 103, no. 270, 1Oct81. Claimant: Saint : Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-01; Reg. 1981-12-04; TX0000809151

v. 103, no. 271, 2Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-02; Reg. 1981-12-04; TX0000809152

v. 103, no. 272, 3Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-03; Reg. 1981-12-04; TX0000809153

v. 103, no. 273, 4Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-04; Reg. 1981-12-04; TX0000809154

v. 103, no. 274, 5Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-05; Reg. 1981-12-04; TX0000809155

v. 103, no. 275, 6Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-06; Reg. 1981-12-04; TX0000809156

v. 103, no. 276, 7Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-07; Reg. 1981-12-04; TX0000809157

v. 103, no. 277, 8Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-08; Reg. 1981-12-04; TX0000809158

v. 103, no. 278, 9Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-09; Reg. 1981-12-04; TX0000809159

v. 103, no. 279, 10Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-10; Reg. 1981-12-04; TX0000809160

v. 103, no. 280, 11Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-11; Reg. 1981-12-04; TX0000809161

v. 103, no. 281, 12Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-12; Reg. 1981-12-04; TX0000809162

v. 103, no. 282, 13Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-13; Reg. 1981-12-04; TX0000809163

v. 103, no. 283, 14Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-14; Reg. 1981-12-04; TX0000809164

v. 103, no. 284, 15Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-15; Reg. 1981-12-04; TX0000809165

v. 103, no. 285, 16Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-16; Reg. 1981-12-04; TX0000809182

v. 103, no. 286, 17Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-17; Reg. 1981-12-04; TX0000809183

v. 103, no. 287, 18Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-18; Reg. 1981-12-04; TX0000809184

v. 103, no. 288, 19Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-19; Reg. 1981-12-04; TX0000809185

v. 103, no. 289, 20Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-20; Reg. 1981-12-04; TX0000809186

v. 103, no. 290, 21Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-21; Reg. 1981-12-04; TX0000809187

v. 103, no. 291, 22Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-22; Reg. 1981-12-04; TX0000809188

v. 103, no. 292, 23Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-23; Reg. 1981-12-04; TX0000809189

v. 103, no. 293, 24Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-24; Reg. 1981-12-04; TX0000809190

v. 103, no. 294, 25Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-25; Reg. 1981-12-04; TX0000809191

v. 103, no. 295, 26Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-26; Reg. 1981-12-04; TX0000809192

v. 103, no. 296, 27Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-27; Reg. 1981-12-04; TX0000809193

v. 103, no. 297, 28Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-28; Reg. 1981-12-04; TX0000809194

v. 103, no. 298, 29Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-29; Reg. 1981-12-04; TX0000809195

v. 103, no. 299, 30Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-30; Reg. 1981-12-04; TX0000809196

v. 103, no. 300, 31Oct81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-10-31; Reg. 1981-12-04; TX0000809197

v. 103, no. 301, 1Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-01; Reg. 1982-01-04; TX0000822645

v. 103, no. 302, 2Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-02; Reg. 1982-01-04; TX0000822646

v. 103, no. 303, 3Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-03; Reg. 1982-01-04; TX0000822647

v. 103, no. 304, 4Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-04; Reg. 1982-01-04; TX0000822648

v. 103, no. 305, 5Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-05; Reg. 1982-01-04; TX0000822649

v. 103, no. 306, 6Nov8l. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-06; Reg. 1982-01-04; TX0000822650

v. 103, no. 307, 7Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-07; Reg. 1982-01-04; TX0000822651

v. 103, no. 308, 8Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-08; Reg. 1982-01-04; TX0000822652

v. 103, no. 309, 9Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-09; Reg. 1982-01-04; TX0000822653

v. 103, no. 310, 10Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-10; Reg. 1982-01-04; TX0000822654

v. 103, no. 311, 11Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-11; Reg. 1982-01-04; TX0000822655

v. 103, no. 312, 12Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-12; Reg. 1982-01-04; TX0000822656

v. 103, no. 313, 13Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-13; Reg. 1982-01-04; TX0000822657

v. 103, no. 314, 14Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-14; Reg. 1982-01-04; TX0000822658

v. 103, no. 315, 15Nov81. Claimant: the Saint Louis Post-Dispatch (whose sole owner is the Pulitzer Publishing Company) Created 1981; Pub. 1981-11-15; Reg. 1982-01-04; TX0000806189

v. 103, no. 316, 16Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-16; Reg. 1982-01-04; TX0000822631

v. 103, no. 317, 17Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-17; Reg. 1982-01-04; TX0000822632

v. 103, no. 318, 18Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-18; Reg. 1982-01-04; TX0000822633

v. 103, no. 319, 19Nov8l. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-19; Reg. 1982-01-04; TX0000822634

v. 103, no. 320, 20Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-20; Reg. 1982-01-04; TX0000822635

v. 103, no. 321, 21Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-21; Reg. 1982-01-04; TX0000822636

v. 103, no. 322, 22Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-22; Reg. 1982-01-04; TX0000822637

v. 103, no. 323, 23Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-23; Reg. 1982-01-04; TX0000822638

v. 103, no. 324, 24Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-24; Reg. 1982-01-04; TX0000822639

v. 103, no. 325, 25Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-25; Reg. 1982-01-04; TX0000822640

v. 103, no. 326, 27Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-27; Reg. 1982-01-04; TX0000822641

v. 103, no. 327, 28Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-28; Reg. 1982-01-04; TX0000822642

v. 103, no. 328, 29Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-29; Reg. 1982-01-04; TX0000822643

v. 103, no. 329, 30Nov81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-11-30; Reg. 1982-01-04; TX0000822644

v. 103, no. 330, 1Dec8l. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-01; Reg. 1982-02-16; TX0000852563

v. 103, no. 331, 2Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-02; Reg. 1982-02-16; TX0000852564

v. 103, no. 332, 3Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-03; Reg. 1982-02-16; TX0000852565

v. 103, no. 333, 4Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-04; Reg. 1982-02-16; TX0000852566

v. 103, no. 334, 5Dec8l. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-05; Reg. 1982-02-16; TX0000852567

v. 103, no. 335, 6Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-06; Reg. 1982-02-16; TX0000852568

v. 103, no. 336, 7Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-07; Reg. 1982-02-16; TX0000852569

v. 103, no. 337, 8Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-08; Reg. 1982-02-16; TX0000852570

v. 103, no. 338, 9Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-09; Reg. 1982-02-16; TX0000852571

v. 103, no. 339, 10Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-10; Reg. 1982-02-16; TX0000852572

v. 103, no. 340, 11Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-11; Reg. 1982-02-16; TX0000852573

v. 103, no. 341, 12Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-12; Reg. 1982-02-16; TX0000852574

v. 103, no. 342, 13Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-13; Reg. 1982-02-16; TX0000852575

v. 103, no. 343, 14Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-14; Reg. 1982-02-16; TX0000852576

v. 103, no. 344, 15Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-15; Reg. 1982-02-16; TX0000852577

v. 103, no. 345, 16Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-16; Reg. 1982-02-16; TX0000852578

v. 103, no. 346, 17Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-17; Reg. 1982-02-16; TX0000852579

v. 103, no. 347, 18Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-18; Reg. 1982-02-16; TX0000852580

v. 103, no. 348, 19Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-19; Reg. 1982-02-16; TX0000852581

v. 103, no. 349, 20Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-20; Reg. 1982-02-16; TX0000852582

v. 103, no. 350, 21Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-21; Reg. 1982-02-16; TX0000852583

v. 103, no. 351, 22Dec81. Claimant: saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-22; Reg. 1982-02-16; TX0000852584

v. 103, no. 352, 23Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-23; Reg. 1982-02-16; TX0000852585

v. 103, no. 353, 24Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-24; Reg. 1982-02-16; TX0000852586

v. 103, no. 354, 26Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-26; Reg. 1982-02-16; TX0000852587

v. 103, no. 355, 27Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-27; Reg. 1982-02-16; TX0000852588

v. 103, no. 356, 28Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-28; Reg. 1982-02-16; TX0000852589

v. 103, no. 357, 29Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-29; Reg. 1982-02-16; TX0000852590

v. 103, no. 358, 30Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-30; Reg. 1982-02-16; TX0000852591

v. 103, no. 359, 31Dec81. Claimant: Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company) Created 1981; Pub. 1981-12-31; Reg. 1982-02-16; TX0000852592

Other Title:	The Saint Charles (Mo.) post

Names:	Saint Louis Post-Dispatch Pulitzer Publishing Company.

Type of Work:	Serial

Application Title:	Saint Louis post-dispatch (and The Saint Charles post)

Title:	Saint Louis post-dispatch.

Title Qualifier:	Includes The Saint Charles (Mo.) post

Serial Publication Year:	1980

Description:	microfilm

Frequency:	Daily except day following some holidays.

Notes:	Microfilm.
Monday through Friday includes: The Saint Charles (Mo.) post.

Copyright Claimant:	Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company)

Authorship on Application:	Saint Louis Post-Dispatch, employer for hire.

Issues Registered:	2Jan80. Created 1980; Pub. 1980-01-02; Reg. 1980-05-01; TX0000493430

3Jan80. Created 1980; Pub. 1980-01-03; Reg. 1980-05-01; TX0000493431

4Jan80. Created 1980; Pub. 1980-01-04; Reg. 1980-05-01; TX0000493432

5Jan80. Created 1980; Pub. 1980-01-05; Reg. 1980-05-01; TX0000493433

6Jan80. Created 1980; Pub. 1980-01-06; Reg. 1980-05-01; TX0000493434

7Jan80. Created 1980; Pub. 1980-01-07; Reg. 1980-05-01; TX0000493435

8Jan80. Created 1980; Pub. 1980-01-08; Reg. 1980-05-01; TX0000493436

9Jan80. Created 1980; Pub. 1980-01-09; Reg. 1980-05-01; TX0000493437

10Jan80. Created 1980; Pub. 1980-01-10; Reg. 1980-05-01; TX0000493438

11Jan80. Created 1980; Pub. 1980-01-11; Reg. 1980-05-01; TX0000493439

12Jan80. Created 1980; Pub. 1980-01-12; Reg. 1980-05-01; TX0000493440

13Jan80. Created 1980; Pub. 1980-01-13; Reg. 1980-05-01; TX0000493441

14Jan80. Created 1980; Pub. 1980-01-14; Reg. 1980-05-01; TX0000493442

15Jan80. Created 1980; Pub. 1980-01-15; Reg. 1980-05-01; TX0000493443

16Jan80. Created 1980; Pub. 1980-01-16; Reg. 1980-05-01; TX0000493400

17Jan80. Created 1980; Pub. 1980-01-17; Reg. 1980-05-01; TX0000493401

18Jan80. Created 1980; Pub. 1980-01-18; Reg. 1980-05-01; TX0000493402

19Jan80. Created 1980; Pub. 1980-01-19; Reg. 1980-05-01; TX0000493403

20Jan80. Created 1980; Pub. 1980-01-20; Reg. 1980-05-01; TX0000493404

21Jan80. Created 1980; Pub. 1980-01-21; Reg. 1980-05-01; TX0000493405

22Jan80. Created 1980; Pub. 1980-01-22; Reg. 1980-05-01; TX0000493406

23Jan80. Created 1980; Pub. 1980-01-23; Reg. 1980-05-01; TX0000493407

24Jan80. Created 1980; Pub. 1980-01-24; Reg. 1980-05-01; TX0000493408

25Jan80. Created 1980; Pub. 1980-01-25; Reg. 1980-05-01; TX0000493409

26Jan80. Created 1980; Pub. 1980-01-26; Reg. 1980-05-01; TX0000493410

27Jan80. Created 1980; Pub. 1980-01-27; Reg. 1980-05-01; TX0000493411

28Jan80. Created 1980; Pub. 1980-01-28; Reg. 1980-05-01; TX0000493412

29Jan80. Created 1980; Pub. 1980-01-29; Reg. 1980-05-01; TX0000493413

30Jan80. Created 1980; Pub. 1980-01-30; Reg. 1980-05-01; TX0000493414

31Jan80. Created 1980; Pub. 1980-01-31; Reg. 1980-05-01; TX0000493415

v. 102, no. 31, lFeb80. (C.O. correspondence.) Created 1980; Pub. 1980-02-01; Reg. 1980-04-08; TX0000516782

1Feb80. Created 1980; Pub. 1980-02-01; Reg. 1980-05-01; TX0000493444

v. 102, no. 32, 2Feb80. (C.O. correspondence.) Created 1980; Pub. 1980-02-02; Reg. 1980-04-08; TX0000516783

2Feb80. Created 1980; Pub. 1980-02-02; Reg. 1980-05-01; TX0000493445

v. 102, no. 33, 3Feb80. (C.O. correspondence.) Created 1980; Pub. 1980-02-03; Reg. 1980-04-08; TX0000516784

3Feb80. Created 1980; Pub. 1980-02-03; Reg. 1980-05-01; TX0000493446

v. 102, no. 34, 4Feb80. (C.O. correspondence.) Created 1980; Pub. 1980-02-04; Reg. 1980-04-08; TX0000516785

4Feb80. Created 1980; Pub. 1980-02-04; Reg. 1980-05-01; TX0000493447

v. 102, no. 35, 5Feb80. (C.O. correspondence.) Created 1980) Pub. 1980-02-05; Reg. 1980-04-08; TX0000516786

5Feb80. Created 1980; Pub. 1980-02-05; Reg. 1980-05-01; TX0000493448

v. 102, no. 36, 6Feb80 (C.O. correspondence.) Created 1980; Pub. 1980-02-06; Reg. 1980-04-08; TX0000516787

6Feb80. Created 1980; Pub. 1980-02-06; Reg. 1980-05-01; TX0000493449

v. 102, no. 37, 7Feb80 (C.O. correspondence.) Created 1980; Pub. 1980-02-07; Reg. 1980-04-08; TX0000516788

7Feb80. Created 1980; Pub. 1980-02-07; Reg. 1980-05-01; TX0000493450

v. 102, no. 38, 8Feb80 (C.O. correspondence.) Created 1980; Pub. 1980-02-08; Reg. 1980-04-08; TX0000516789

8Feb80. Created 1980; Pub. 1980-02-08; Reg. 1980-05-01; TX0000493451

v. 102, no. 39, 9Feb80. (C.O. correspondence.) Created 1980; Pub. 1980-02-09; Reg. 1980-04-08; TX0000516790

9Feb80. Created 1980; Pub. 1980-02-09; Reg. 1980-05-01; TX0000493452

v. 102, no. 40, 10Feb80. (C.O. correspondence.) Created 1980; Pub. 1980-02-10; Reg. 1980-04-08; TX0000516791

10Feb80. Created 1980; Pub. 1980-02-10; Reg. 1980-05-01; TX0000493453

v. 102, no. 41, 11Feb80. (C.O. correspondence.) Created 1980; Pub. 1980-02-11; Reg. 1980-04-08; TX0000516792

11Feb80. Created 1980; Pub. 1980-02-11; Reg. 1980-05-01; TX0000493454

v. 102, no. 42, 12Feb80. (C.O. correspondence.) Created 1980; Pub. 1980-02-12; Reg. 1980-04-08; TX0000516793

12Feb80. Created 1980; Pub. 1980-02-12; Reg. 1980-05-01; TX0000493455

v. 102, no. 43, 13Feb80. (C.O. correspondence.) Created 1980; Pub. 1980-02-13; Reg. 1980-04-08; TX0000516794

13Feb80. Created 1980; Pub. 1980-02-13; Reg. 1980-05-01; TX0000493456

v. 102, no. 44, 14Feb80. (C.0. correspondence.) Created 1980; Pub. 1980-02-14; Reg. 1980-04-08; TX0000516795

14Feb80. Created 1980; Pub. 1980-02-14 Reg. 1980-05-01; TX0000493457

v. 102, no. 45, 15Feb80. (C.O. correspondence.) Created 1980; Pub. 1980-02-15; Reg. 1980-04-08; TX0000516796

15Feb80. Created 1980; Pub. 1980-02-15; Reg. 1980-05-01; TX0000493458

16Feb80. Created 1980; Pub. 1980-02-16; Reg. 1980-05-01; TX0000493416

17Feb80. created 1980; Pub. 1980-02-17; Reg. 1980-05-01; TX0000493417

18Feb80. Created 1980; Pub. 1980-02-18; Reg. 1980-05-01; TX0000493418

19Feb80. Created 1980; Pub. 1980-02-19; Reg. 1980-05-01; TX0000493419

20Feb80. Created 1980; Pub. 1980-02-20; Reg. 1980-05-01; TX0000493420

21Feb80. Created 1980; Pub. 1980-02-21; Reg. 1980-05-01; TX0000493421

22Feb80. Created 1980; Pub. 1980-02-22; Reg. 1980-05-01; TX0000493422

23Feb80. Created 1980; Pub. 1980-02-23; Reg. 1980-05-01; TX0000493423

24Feb80. created 1980; Pub. 1980-02-24; Reg. 1980-05-01; TX0000493424

25Feb80. Created 1980; Pub. 1980-02-25; Reg. 1980-05-01; TX0000493425

26Feb80. Created 1980; Pub. 1980-02-26; Reg. 1980-05-01; TX0000493426

27Feb80. Created 1980; Pub. 1980-02-27; Reg. 1980-05-01; TX0000493427

28Feb80. created 1980; Pub. 1980-02-28; Reg. 1980-05-01; TX0000493428

29Feb80. created 1980; Pub. 1980-02-29; Reg. 1980-05-01; TX0000493429

v. 102, no. 60, lMar80. Created 1980; Pub. 1980-03-01; Reg. 1980-05-01; TX0000555504

v. 102, no. 61, 2Mar80. Created 1980; Pub. 1980-03-02; Reg. 1980-05-01; TX0000555505

v. 102, no. 62, 3Mar80. Created 1980; Pub. 1980-03-03; Reg. 1980-05-01; TX0000555506

v. 102, no. 63, 4Mar80. Created 1980; Pub. 1980-03-04; Reg. 1980-05-01; TX0000555507

v. 102, no. 64, 5Mar80. Created 1980; Pub. 1980-03-05; Reg. 1980-05-01; TX0000555508

v. 102, no. 65, 6Mar80. Created 1980; Pub. 1980-03-06; Reg. 1980-05-01; TX0000555509

v. 102, no. 66, 7Mar80. Created 1980; Pub. 1980-03-07; Reg. 1980-05-01; TX0000555510

v. 102, no. 67, 8Mar80. Created 1980; Pub. 1980-03-08; Reg. 1980-05-01; TX0000555511

v. 102, no. 68, 9Mar80. Created 1980; Pub. 1980-03-09; Reg. 1980-05-01; TX0000555512

v. 102, no. 69, 10Mar80. Created 1980; Pub. 1980-03-10; Reg. 1980-05-01; TX0000555513

v. 102, no. 70, 11Mar80. Created 1980; Pub. 1980-03-11; Reg. 1980-05-01; TX0000555514

v. 102, no. 71, l2Mar80. Created 1980; Pub. 1980-03-12; Reg. 1980-05-01; TX0000555515

v. 102, no. 72, 13Mar80. Created 1980; Pub. 1980-03-13, Reg. 1980-05-01; TX0000555516

v. 102, no. 73, 14Mar80. Created 1980; Pub. 1980-03-14, Reg. 1980-05-01; TX0000555517

v. 102, no. 74, 15Mar80. (C.O. correspondence.) Created 1980; Pub. 1980-03-15; Reg. 1980-05-01; TX0000555518

v. 102, no. 75, 16Mar80. Created 1980; Pub. 1980-03-16; Reg. 1980-05-01; TX0000530566

v. 102, no. 76, 17Mar80. Created 1980; Pub. 1980-03-17; Reg. 1980-05-01; TX0000530567

v. 102, no. 77, 18Mar80. Created 1980; Pub. 1980-03-18; Reg. 1980-05-01; TX0000530568

v. 102, no. 78, 19Mar80. Created 1980; Pub. 1980-03-19; Reg. 1980-05-01; TX0000530569

v. 102, no. 79, 20Mar80. Created 1980; Pub. 1980-03-20; Reg. 1980-05-01; TX0000530570

v. 102, no. 80, 21Mar80. Created 1980; Pub. 1980-03-21; Reg. 1980-05-01; TX0000530571

v. 102, no. 81, 22Mar80. Created 1980; Pub. 1980-03-22; Reg. 1980-05-01; TX0000530572

v. 102, no. 82, 23Mar80. Created 1980; Pub. 1980-03-23; Reg. 1980-05-01; TX0000530573

v. 102, no. 83, 24Mar80. Created 1980; Pub. 1980-03-24; Reg. 1980-05-01; TX0000530574

v. 102, no. 84, 25Mar80. Created 1980; Pub. 1980-03-25; Reg. 1980-05-01; TX0000530575

v. 102, no. 85, 26Mar80. Created 1980; Pub. 1980-03-26; Reg. 1980-05-01; TX0000530576

v. 102, no. 86, 27Mar80. Created 1980; Pub. 1980-03-27; Reg. 1980-05-01; TX0000530577

v. 102, no. 87, 28Mar80. Created 1980; Pub. 1980-03-28; Reg. 1980-05-01; TX0000530578

v. 102, no. 88, 29Mar80. Created 1980; Pub. 1980-03-29; Reg. 1980-05-01; TX0000530579

v. 102, no. 89, 30Mar80. Created 1980; Pub. 1980-03-30; Reg. 1980-05-01; TX0000530580

v. 102, no. 90, 31Mar80. Created 1980; Pub. 1980-03-31; Reg. 1980-05-01; TX0000530581

v. 102, no. 91, lApr80. Created 1980; Pub. 1980-04-01; Reg. 1980-06-19; TX0000530551

v. 102, no. 92, 2Apr80. Created 1980; Pub. 1980-04-02; Reg. 1980-06-19; TX0000530552

v. 102, no. 93, 3Apr80. Created 1980; Pub. 1980-04-03; Reg. 1980-06-19; TX0000530553

v. 102, no. 94, 4Apr80. Created 1980; Pub. 1980-04-04; Reg. 1980-06-19; TX0000530554

v. 102, no. 95, 5Apr80. Created 1980; Pub. 1980-04-05; Reg. 1980-06-19; TX0000530555

v. 102, no. 96, 6Apr80. Created 1980; Pub. 1980-04-06; Reg. 1980-06-19; TX0000530556

v. 102, no. 97, 7Apr80. Created 1980; Pub. 1980-04-07; Reg. 1980-06-19; TX0000530557

v. 102, no. 98, 8Apr80. Created 1980; Pub. 1980-04-08; Reg. 1980-06-19; TX0000530558

v. 102, no. 99, 9Apr80. Created 1980; Pub. 1980-04-09; Reg. 1980-06-19; TX0000530559

v. 102, no. 100, 10Apr80. Created 1980; Pub. 1980-04-10; Reg. 1980-06-19; TX0000530560

v. 102, no. 101, 11Apr80. Created 1980; Pub. 1980-04-11; Reg. 1980-06-19; TX0000530561

v. 102, no. 102, 12Apr80. Created 1980; Pub. 1980-04-12; Reg. 1980-06-19; TX0000530562

v. 102, no. 103, 13Apr80. Created 1980; Pub. 1980-04-13; Reg. 1980-06-19; TX0000530563

v. 102, no. 104, l4Apr80. Created 1980; Pub. 1980-04-14; Reg. 1980-06-19; TX0000530564

v. 102, no. 105, 15Apr80. Created 1980; Pub. 1980-04-15; Reg. 1980-06-19; TX0000530565

v. 102, no. 106, 16Apr80. Created 1980; Pub. 1980-04-16; Reg. 1980-06-19; TX0000565950

v. 102, no. 107, l7Apr80. Created 1980; Pub. 1980-04-17; Reg. 1980-06-19; TX0000565951

v. 102, no. 108, 18Apr80. Created 1980; Pub. 1980-04-18; Reg. 1980-06-19; TX0000565952

v. 102, no. 109, 19Apr80. Created 1980; Pub. 1980-04-19; Reg. 1980-06-19; TX0000565953

v. 102, no. 110, 20Apr80. Created 1980; Pub. 1980-04-20; Reg. 1980-06-19; TX0000565954

v. 102, no. 111, 21Apr80. Created 1980; Pub. 1980-04-21; Reg. 1980-06-19; TX0000565955

v. 102, no. 112, 22Apr80. Created 1980; Pub. 1980-04-22; Reg. 1980-06-19; TX0000565956

v. 102, no. 113, 23Apr80. Created 1980; Pub. 1980-04-23; Reg. 1980-06-19; TX0000565957

v. 102, no. 114, 24Apr80. Created 1980; Pub. 1980-04-24; Reg. 1980-06-19; TX0000565958

v. 102, no. 115, 25Apr80. (C.O. correspondence.) Created 1980; Pub. 1980-04-25; Reg. 1980-06-19; TX0000565959

v. 102, no. 116, 26Apr80. Created 1980; Pub. 1980-04-26; Reg. 1980-06-19; TX0000565960

v. 102, no. 117, 27Apr80. Created 1980; Pub. 1980-04-27; Reg. 1980-06-19; TX0000565961

v. 102, no. 118, 28Apr80. Created 1980, Pub. 1980-04-28; Reg. 1980-06-19; TX0000565962

v. 102, no. 119, 29Apr80. Created 1980, Pub. 1980-04-29; Reg. 1980-06-19; TX0000565963

v. 102, no. 120, 30Apr80. Created 1980, Pub. 1980-04-30; Reg. 1980-06-19; TX0000565964

v. 102, no. 121, 1May80. Created 1980; Pub. 1980-05-01; Reg. 1980-07-08; TX0000562642

v. 102, no. 122, 2May80. Created 1980; Pub. 1980-05-02; Reg. 1980-07-08; TX0000562643

v. 102, no. 123, 3May80. Created 1980; Pub. 1980-05-03; Reg. 1980-07-08; TX0000562644

v. 102, no. 124, 4May80. Created 1980; Pub. 1980-05-04; Reg. 1980-07-08; TX0000562645

v. 102, no. 125, 5May80. Created 1980; Pub. 1980-05-05; Reg. 1980-07-08; TX0000562646

v. 102, no. 126, 6May80. Created 1980; Pub. 1980-05-06; Reg. 1980-07-08; TX0000562647

v. 102, no. 127, 7May80. Created 1980; Pub. 1980-05-07; Reg. 1980-07-08; TX0000562648

v. 102, no. 128, 8May80. Created 1980; Pub. 1980-05-08; Reg. 1980-07-08; TX0000562649

v. 102, no. 129, 9May80. Created 1980; Pub. 1980-05-09; Reg. 1980-07-08; TX0000562650

v. 102, no. 130, 10May80. Created 1980 Pub. 1980-05-10; Reg. 1980-07-08; TX0000562651

v. 102, no. 131, 11May80. Created 1980 Pub. 1980-05-11; Reg. 1980-07-08; TX0000562652

v. 102, no. 132, 12May80. Created 1980; Pub. 1980-05-12; Reg. 1980-07-08; TX0000562653

v. 102, no. 133, 13May80. Created 1980; Pub. 1980-05-13; Reg. 1980-07-08; TX0000562654

v. 102, no. 134, 14May80. Created 1980; Pub. 1980-05-14; Reg. 1980-07-08; TX0000562655

v. 102, no. 135, 15May80. Created 1980; Pub. 1980-05-15; Reg. 1980-07-08; TX0000562656

v. 102, no. 136, 16May80. Created 1980; Pub. 1980-05-16; Reg. 1980-07-08; 1X0000562657

v. 102, no. 137, 17May80. Created 1980; Pub. 1980-05-17; Reg. 1980-07-08; TX0000562658

v. 102, no. 138, l8May80. Created 1980; Pub. 1980-05-18; Reg. 1980-07-08; TX0000562659

v. 102, no. 139, 19May80. Created 1980; Pub. 1980-05-19; Reg. 1980-07-08; TX0000562660

v. 102, no. 140, 20May80. Created 1980; Pub. 1980-05-20; Reg. 1980-07-08; TX0000562661

v. 102, no. 141, 21May80. Created 1980; Pub. 1980-05-21; Reg. 1980-07-08; TX0000562662

v. 102, no. 142, 22May80. Created 1980; Pub. 1980-05-22; Reg. 1980-07-08; TX0000562663

v. 102, no. 143, 23May80. Created 1980; Pub. 1980-05-23; Reg. 1980-07-08; TX0000562664

v. 102, no. 144, 24May80. Created 1980; Pub. 1980-05-24; Reg. 1980-07-08; TX0000562665

v. 102, no. 145, 25May80. Created 1980; Pub. 1980-05-25; Reg. 1980-07-08; TX0000562666

v. 102, no. 146, 27May80. Created 1980; Pub. 1980-05-27; Reg. 1980-07-08; TX0000562667

v. 102, no. 147, 28May80. (C.O. correspondence.) Created 1980; Pub. 1980-05-28; Reg. 1980-07-08; TX0000562668

v. 102, no. 148, 29May80. Created 1980; Pub. 1980-05-29; Reg. 1980-07-08; TX0000562669

v. 102, no. 149, 30May80. Created 1980; Pub. 1980-05-30; Reg. 1980-07-08; TX0000562670

v. 102, no. 150, 31May80. Created 1980; Pub. 1980-05-31; Reg. 1980-07-08; TX0000562671

v. 102, no. 151, 1Jun80. Created 1980; Pub. 1980-06-01; Reg. 1980-08-14; TX0000530536

v. 102, no. 152, 2Jun80. Created 1980; Pub. 1980-06-02; Reg. 1980-08-14; TX0000530537

v. 102, no. 153, 3Jun80. Created 1980; Pub. 1980-06-03; Reg. 1980-08-14; TX0000530538

v 102, no. 154, 4Jun80. Created 1980; Pub. 1980-06-04; Reg. 1980-08-14; TX0000530539

v. 102, no. 155, 5Jun80. Created 1980; Pub. 1980-06-05; Reg. 1980-08-14; TX0000530540

v. 102, no. 156, 6Jun80. Created; 1980; Pub. 1980-06-06; Reg. 1980-08-14; TX0000530541

v. 102, no. 157, 7Jun80. Created 1980; Pub. 1980-06-07; Reg. 1980-08-14; TX0000530542

v. 102, no. 158, 8Jun80. Created 1980; Pub. 1980-06-08; Reg. 1980-08-14; TX0000530543

v. 102, no. 159, 9Jun80. Created 1980; Pub. 1980-06-09; Reg. 1980-08-14; TX0000530544

v. 102, no. 160, 10Jun80. Created 1980; Pub. 1980-06-10; Reg. 1980-08-14; TX0000530545

v. 102, no. 161, 11Jun80. Created 1980; Pub. 1980-06-11; Reg. 1980-08-14; TX0000530546

v. 102, no. 162, 12Jun80. Created 1980; Pub. 1980-06-12; Reg. 1980-08-14; TX0000530547

v. 102, no. 163, 13Jun80. Created 1980; Pub. 1980-06-13; Reg. 1980-08-14; TX0000530548

v. 102, no. 164, 14Jun80. Created 1980; Pub. 1980-06-14; Reg. 1980-08-14; TX0000530549

v. 102, no. 165, 15Jun80. Created 1980; Pub. 1980-06-15; Reg. 1980-08-14; TX0000530550

v. 102, no. 166, 16Jun80. Created 1980; Pub. 1980-06-16; Reg. 1980-08-14; TX0000530521

v. 102, no. 167, 17Jun80. Created 1980; Pub. 1980-06-17; Reg. 1980-08-14; TX0000530522

v. 102, no. 168, 18Jun80. Created 1980; Pub. 1980-06-18; Reg. 1980-08-14; TX0000530523

v. 102, no. 169, 19Jun80. Created 1980; Pub. 1980-06-19; Reg. 1980-08-14; TX0000530524

v. 102, no. 170, 20Jun80. Created 1980; Pub. 1980-06-20; Reg. 1980-08-14; TX0000530525

v. 102, no. 171, 21Jun80. Created 1980; Pub. 1980-06-21; Reg. 1980-08-14; TX0000530526

v. 102, no. 172, 22Jun80. Created 1980; Pub. 1980-06-22; Reg. 1980-08-14; TX0000530527

v. 102, no. 173, 23Jun80. Created 1980; Pub. 1980-06-23; Reg. 1980-08-14; TX0000530528

v. 102, no. 174, 24Jun80. Created 1980; Pub. 1980-06-24; Reg. 1980-08-14; TX0000530529

v. 102, no. 175, 25Jun80. Created 1980; Pub. 1980-06-25; Reg. 1980-08-14; TX0000530530

v. 102, no. 176, 26Jun80. Created 1980; Pub. 1980-06-26; Reg. 1980-08-14; TX0000530531

v. 102, no. 177, 27Jun80. Created 1980; Pub. 1980-06-27; Reg. 1980-08-14; TX0000530532

v. 102, no. 178, 28Jun80. Created 1980; Pub. 1980-06-28; Reg. 1980-08-14; TX0000530533

v. 102, no. 179, 29Jun80. Created 1980; Pub. 1980-06-29; Reg. 1980-08-14; TX0000530534

v. 102, no. 180, 30Jun80. Created 1980; Pub. 1980-06-30; Reg. 1980-08-14; TX0000530535

v. 102, no. 181, 1Jul80. Created 1980; Pub. 1980-07-01; Reg. 1980-09-29; TX0000558767

v. 102, no. 182, 2Jul80. Created 1980; Pub. 1980-07-02; Reg. 1980-09-29; TX0000558768

v. 102, no. 183, 3Jul80. Created 1980; Pub. 1980-07-03; Reg. 1980-09-29; TX0000558769

v. 102, no. 184, 5Jul80, Created 1980; Pub. 1980-07-05; Reg. 1980-09-29; TX0000558770

v. 102, no. 185, 6Jul80. Created 1980; Pub. 1980-07-06; Reg. 1980-09-29; TX0000558771

v. 102, no. 186, 7Jul80. Created 1980; Pub. 1980-07-07; Reg. 1980-09-29; TX0000558772

v. 102, no. 187, 8Jul80. Created 1980; Pub. 1980-07-08; Reg. 1980-09-29; TX0000558773

v. 102, no. 188, 9Jul80. Created 1980; Pub. 1980-07-09; Reg. 1980-09-29; TX0000558774

v. 102, no. 189, 10Jul80. Created 1980; Pub. 1980-07-10; Reg. 1980-09-29; TX0000558775

v. 102, no. 190, 11Jul80. Created 1980; Pub. 1980-07-11; Reg. 1980-09-29; TX0000558776

v. 102, no. 191, 12Jul80. Created 1980; Pub. 1980-07-12; Reg. 1980-09-29; TX0000558777

v. 102, no. 192, 13Jul80. Created 1980; Pub. 1980-07-13; Reg. 1980-09-29; TX0000558778

v. 102, no. 193, 14Jul80. Created 1980; Pub. 1980-07-14; Reg. 1980-09-29; TX0000558779

v. 102, no. 194, 15Ju180. Created 1980; Pub. 1980-07-15; Reg. 1980-09-29; TX0000558780

v. 102, no. 195, 16Jul80. Created 1980; Pub. 1980-07-16; Reg. 1980-09-29; TX0000558781

v. 102, no. 196, 17Ju180. Created 1980; Pub. 1980-07-17; Reg. 1980-09-29; TX0000558782

v. 102, no. 197, 18Jul80. Created 1980; Pub. 1980-07-18; Reg. 1980-09-29; TX0000558783

v. 102, no. 198, 19Ju180. Created 1980; Pub. 1980-07-19; Reg. 1980-09-29; TX0000558784

v. 102, no. 199, 20Jul80. Created 1980; Pub. 1980-07-20; Reg. 1980-09-29; TX0000558785

v. 102, no. 200, 21Jul80. Created 1980; Pub. 1980-07-21; Reg. 1980-09-29; TX0000558786

v. 102, no. 201, 22Ju180. Created 1980; Pub. 1980-07-22; Reg. 1980-09-29; TX0000558787

v. 102, no. 202, 23Jul80. Created 1980; Pub. 1980-07-23; Reg. 1980-09-29; TX0000558788

v. 102, no. 203, 24Jul80. Created 1980; Pub. 1980-07-24; Reg. 1980-09-29; TX0000558789

v. 102, no. 204, 25Jul80. Created 1980; Pub. 1980-07-25; Reg. 1980-09-29; TX0000558790

v. 102, no. 205, 26Jul80. Created 1980; Pub. 1980-07-26; Reg. 1980-09-29; TX0000558791

v. 102, no. 206, 27Jul80. Created 1980; Pub. 1980-07-27; Reg. 1980-09-29; TX0000558792

v. 102, no. 207, 28Jul80. Created 1980; Pub. 1980-07-28; Reg. 1980-09-29; TX0000558793

v. 102, no. 208, 29Jul80. Created 1980; Pub. 1980-07-29; Reg. 1980-09-29; TX0000558794

v. 102, no. 209, 30Jul80. Created 1980; Pub. 1980-07-30; Reg. 1980-09-29; TX0000558795

v. 102, no. 210, 31Jul80. Created 1980; Pub. 1980-07-31; Reg. 1980-09-29; TX0000558796

v. 102, no. 211, lAug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-01; Reg. 1980-10-23; TX0000806181

v. 102, no. 212, 2Aug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-02; Reg. 1980-10-23; TX0000806182

v. 102, no. 213, 3Aug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-03; Reg. 1980-10-23; TX0000806183

v. 102, no. 214, 4Aug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-04; Reg. 1980-10-23; TX0000806184

v. 102, no. 215, 5Aug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-05; Reg. 1980-10-23; TX0000806185

v. 102, no. 216, 6Aug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-06; Reg. 1980-10-23; TX0000806186

v. 102, no. 217, 7Aug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-07; Reg. 1980-10-23; TX0000806187

v. 102, no. 218, 8Aug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-08; Reg. 1980-10-23; TX0000806188

v. 102, no. 219, 9Aug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-09; Reg. 1980-10-23; TX0000806190

v. 102, no. 220, 10Aug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-10; Reg. 1980-10 -23; TX0000806191

v. 102, no. 221, 11Aug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-11; Reg. 1980-10-23; TX0000806192

v. 102, no. 222, 12Aug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-12; Reg. 1980-10-23; TX0000806193

v. 102, no. 223, 13Aug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-13; Reg. 1980-10-23; TX0000806194

v. 102, no. 224, 14Aug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-14; Reg. 1980-10-23; TX0000806195

v. 102, no. 225, 15Aug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-15; Reg. 1980-10-23; TX0000806196

v. 102, no. 226, 16Aug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-16; Reg. 1980-10-23; TX0000806165

v. 102, no. 227, 17Aug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-17; Reg. 1980-10-23; TX0000806166

v. 102, no. 228, 18Aug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-18; Reg. 1980-10-23; TX0000806167

v. 102, no. 229, 19Aug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-19; Reg. 1980-10-23; TX0000806168

v. 102, no. 230, 20Aug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-20; Reg. 1980-10-23; TX0000806169

v. 102, no. 231, 21Aug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-21; Reg. 1980-10-23; TX0000806170

v. 102, no. 232, 22Aug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-22; Reg. 1980-10-23; TX0000806171

v. 102, no. 233, 23Aug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-23; Reg. 1980-10-23; TX0000806172

v. 102, no. 234, 24Aug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-24; Reg. 1980-10-23; TX0000806173

v. 102, no. 235, 25Aug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-25; Reg. 1980-10-23; TX0000806174

v. 102, no. 236, 26Aug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-26; Reg. 1980-10-23; TX0000806175

v. 102, no. 237, 27Aug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-27; Reg. 1980-10-23; TX0000806176

v. 102, no. 238, 28Aug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-28; Reg. 1980-10-23; TX0000806177

v. 102, no. 239, 29Aug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-29; Reg. 1980-10-23; TX0000806178

v. 102, no. 240, 30Aug80. (C.O. correspondence.) Created 1980; Pub. 1980-08-30; Reg. 1980-10-23; TX0000806179

v. 102, no. 241, 31Aug80 (C.O. correspondence.) Created 1980; Pub. 1980-08-31, Reg. 1980-10-23; TX0000806180

v. 102, no. 242, 2Sep80. Created 1980; Pub. 1980-09-02; Reg. 1980-10-31; TX0000574310

v. 102, no. 243, 3Sep80. Created 1980; Pub. 1980-09-03; Reg. 1980-10-31; TX0000574311

v. 102, no. 244, 4Sep80. Created 1980; Pub. 1980-09-04; Reg. 1980-10-31; TX0000574312

v. 102, no. 245, 5Sep80. Created 1980; Pub. 1980-09-05; Reg. 1980-10-31; TX0000574313

v. 102, no. 246, 6Sep80. Created 1980; Pub. 1980-09-06; Reg. 1980-10-31; TX0000574314

v. 102, no. 247, 7Sep80. Created 1980; Pub. 1980-09-07; Reg. 1980-10-31; TX0000574315

v. 102, no. 248, 8Sep80. Created 1980; Pub. 1980-09-08; Reg. 1980-10-31; TX0000574316

v. 102, no. 249, 9Sep80. Created 1980; Pub. 1980-09-09; Reg. 1980-10-31; TX0000574317

v. 102, no. 250, 10Sep80. Created 1980; Pub. 1980-09-10; Reg. 1980-10-31; TX0000574318

v. 102, no. 251, 11Sep80. Created 1980; Pub. 1980-09-11; Reg. 1980-10-31; TX0000574319

v. 102, no. 252, 12Sep80. Created 1980; Pub. 1980-09-12; Reg. 1980-10-31; TX0000574320

v. 102, no. 253, 13Sep80. Created 1980; Pub. 1980-09-13; Reg. 1980-10-31; TX0000574321

v. 102, no. 254, 14Sep80. Created 1980; Pub. 1980-09-14; Reg. 1980-10-31; TX0000574328

v. 102, no. 255, 15Sep80. Created 1980; Pub. 1980-09-15; Reg. 1980-10-31; TX0000574322

v. 102, no. 256, 16Sep80. Created 1980; Pub. 1980-09-16; Reg. 1980-10-31; TX0000574323

v. 102, no. 257, 17Sep80. Created 1980; Pub. 1980-09-17; Reg. 1980-10-31; TX0000574324

v. 102, no. 258, 18Sep80. Created 1980; Pub. 1980-09-18; Reg. 1980-10-31; TX0000574325

v. 102, no. 259, 19Sep80. Created 1980; Pub. 1980-09-19; Reg. 1980-10-31; TX0000574326

v. 102, no. 260, 20Sep80. Created 1980, Pub. 1980-09-20; Reg. 1980-10-31; TX0000574327

v. 102, no. 261, 21Sep80. (C.O. correspondence.) Created 1980; Pub. 1980-09-21; Reg. 1980-10-31; TX0000624172

v. 102, no. 262, 22Sep80. (C.O. correspondence.) Created 1980; Pub. 1980-09-22; Reg. 1980-10-31; TX0000624169

v. 102, no. 263, 23Sep80. (C.O. correspondence.) Created 1980; Pub. 1980-09-23; Reg. 1980-10-31; TX0000624170

v. 102, no. 264, 24Sep80. (C.O. correspondence.) Created 1980; Pub. 1980-09-24; Reg. 1980-10-31; TX0000624171

v. 102, no. 265, 25Sep80. (C.O. correspondence.) Created 1980; Pub. 1980-09-25; Reg. 1980-10-31; TX0000624168

v. 102, no. 266, 26Sep80. (C.O. correspondence.) Created 1980; Pub. 1980-09-26; Reg. 1980-10-31; TX0000624167

v. 102, no. 267, 27Sep80. (C.O. correspondence.) Created 1980; Pub. 1980-09-27; Reg. 1980-10-31; TX0000624166

v. 102, no. 268, 28Sep80. (C.O. correspondence.) Created 1980; Pub. 1980-09-28; Reg. 1980-10-31; TX0000624165

v. 102, no. 269, 29Sep80. (C.O. correspondence.) Created 1980; Pub. 1980-09-29; Reg. 1980-10-31; TX0000624164

v. 102, no. 270, 30Sep80. (C.O. correspondence.) Created 1980; Pub. 1980-09-30, Reg. 1980-10-31; TX0000624163

v. 102, no. 271, 1Oct80. Created 1980; Pub. 1980-10-01; Reg. 1980-12-16; TX0000618016

v. 102, no. 272, 2Oct80. Created 1980; Pub. 1980-10-02; Reg. 1980-12-16; TX0000618017

v. 102, no. 273, 3Oct80. Created 1980; Pub. 1980-10-03; Reg. 1980-12-16; TX0000618018

v. 102, no. 274, 4Oct80. Created 1980; Pub. 1980-10-04; Reg. 1980-12-16; TX0000618019

v. 102, no. 275, 5Oct80. Created 1980; Pub. 1980-10-05; Reg. 1980-12-16; TX0000618020

v. 102, no. 276, 6Oct80. Created 1980; Pub. 1980-10-06; Reg. 1980-12-16; TX0000618021

v. 102, no. 277, 7Oct80. Created 1980; Pub. 1980-10-07; Reg. 1980-12-16; TX0000618022

v. 102, no. 278, 8Oct80. Created 1980; Pub. 1980-10-08; Reg. 1980-12-16; TX0000618023

v. 102, no. 279, 9Oct80. Created 1980; Pub. 1980-10-09; Reg. 1980-12-16; TX0000618024

v. 102, no. 280, 10Oct80. Created 1980; Pub. 1980-10-10; Reg. 1980-12-16; TX0000618025

v. 102, no. 281, 11Oct80. Created 1980; Pub. 1980-10-11; Reg. 1980-12-16; TX0000618026

v. 102, no. 282, 12Oct80. Created 1980; Pub. 1980-10-12; Reg. 1980-12-16; TX0000618027

v. 102, no. 283, 13Oct80. Created 1980; Pub. 1980-10-13; Reg. 1980-12-16; TX0000618028

v. 102, no. 284, 14Oct80. Created 1980; Pub. 1980-10-14; Reg. 1980-12-16; TX0000618029

v. 102, no. 285, 15Oct80. Created 1980; Pub. 1980-10-15; Reg. 1980-12-16; TX0000618030

v. 102, no. 286, 16Oct80. Created 1980; Pub. 1980-10-16; Reg. 1980-12-16; TX0000618031

v. 102, no. 287, 17Oct80. Created 1980; Pub. 1980-10-17; Reg. 1980-12-16; TX0000618032

v. 102, no. 288, 18Oct80. Created 1980; Pub. 1980-10-18; Reg. 1980-12-16; TX0000618033

v. 102, no. 289, 19Oct80. Created 1980; Pub. 1980-10-19; Reg. 1980-12-16; TX0000618034

v. 102, no. 290, 20Oct80. Created 1980; Pub. 1980-10-20; Reg. 1980-12-16; TX0000618035

v. 102, no. 291, 21Oct80. Created 1980; Pub. 1980-10-21; Reg. 1980-12-16; TX0000618036

v. 102, no. 292, 22Oct80. Created 1980; Pub. 1980-10-22; Reg. 1980-12-16; TX0000618037

v. 102, no. 293, 23Oct80. Created 1980; Pub. 1980-10-23; Reg. 1980-12-16; TX0000618038

v. 102, no. 294, 24Oct80. Created 1980; Pub. 1980-10-24; Reg. 1980-12-16; TX0000618039

v. 102, no. 295, 25Oct80. Created 1980; Pub. 1980-10-25; Reg. 1980-12-16; TX0000618040

v. 102, no. 296, 26Oct80. Created 1980; Pub. 1980-10-26; Reg. 1980-12-16; TX0000618041

v. 102, no. 297, 27Oct80. Created 1980; Pub. 1980-10-27; Reg. 1980-12-16; TX0000618042

v. 102, no. 298, 28Oct80. Created 1980; Pub. 1980-10-28; Reg. 1980-12-16; TX0000618043

v. 102, no. 299, 29Oct80. Created 1980; Pub. 1980-10-29; Reg. 1980-12-16; TX0000618044

v. 102, no. 300, 30Oct80. Created 1980; Pub. 1980-10-30; Reg. 1980-12-16; TX0000618045

v. 102, no. 301, 31Oct80. Created 1980; Pub. 1980-10-31; Reg. 1980-12-16; TX0000618046

v. 102, no. 302, 1Nov80. Created 1980; Pub. 1980-11-01; Reg. 1981-01-07; TX0000607126

v. 102, no. 303, 2Nov80. Created 1980; Pub. 1980-11-02; Reg. 1981-01-07; TX0000607127

v. 102, no. 304, 3Nov80. Created 1980; Pub. 1980-11-03; Reg. 1981-01-07; TX0000607128

v. 102, no. 305, 4Nov80. Created 1980; Pub. 1980-11-04; Reg. 1981-01-07; TX0000607129

v. 102, no. 306, 5Nov80. Created 1980; Pub. 1980-11-05; Reg. 1981-01-07; TX0000607130

v. 102, no. 307, 6Nov80. Created 1980; Pub. 1980-11-06; Reg. 1981-01-07; TX0000607131

v. 102, no. 308, 7Nov80. Created 1980; Pub. 1980-11-07; Reg. 1981-01-07; TX0000607132

v. 102, no. 309, 8Nov80. Created 1980; Pub. 1980-11-08; Reg. 1981-01-07; TX0000607133

v. 102, no. 310, 9Nov80. Created 1980; Pub. 1980-11-09; Reg. 1981-01-07; TX0000607134

v. 102, no. 311, 10Nov80. Created 1980; Pub. 1980-11-10; Reg. 1981-01-07; TX0000607135

v. 102, no. 312, 11Nov80. Created 1980; Pub. 1980-11-11; Reg. 1981-01-07; TX0000607136

v. 102, no. 313, 12Nov80. Created 1980; Pub. 1980-11-12; Reg. 1981-01-07; TX0000607137

v. 102, no. 314, 13Nov80. Created 1980; Pub. 1980-11-13; Reg. 1981-01-07; TX0000607138

v. 102, no. 315, 14Nov80. Created 1980; Pub. 1980-11-14; Reg. 1981-01-07; TX0000607139

v. 102, no. 316, 15Nov80. Created 1980; Pub. 1980-11-15; Reg. 1981-01-07; TX0000607140

v. 102, no. 317, 16Nov80. Created 1980; Pub. 1980-11-16; Reg. 1981-01-07; TX0000607141

v. 102, no. 318, 17Nov80. Created 1980; Pub. 1980-11-17; Reg. 1981-01-07; TX0000607142

v. 102, no. 319, 18Nov80. Created 1980; Pub. 1980-11-18; Reg. 1981-01-07; TX0000607143

v. 102, no. 320, 19Nov80. Created 1980; Pub. 1980-11-19; Reg. 1981-01-07; TX0000607144

v. 102, no. 321, 20Nov80. Created 1980; Pub. 1980-11-20; Reg. 1981-01-07; TX0000607145

v. 102, no.’322, 21Nov80. Created 1980; Pub. 1980-11-21; Reg. 1981-01-07; TX0000607146

v. 102, no. 323, 22Nov80. Created 1980; Pub. 1980-11-22; Reg. 1981-01-07; TX0000607147

v. 102, no. 324, 23Nov80. Created 1980; Pub. 1980-11-23; Reg. 1981-01-07; TX0000607148

v. 102, no. 325, 24Nov80. Created 1980; Pub. 1980-11-24; Reg. 1981-01-07; TX0000607149

v. 102, no. 326, 25Nov80. Created 1980; Pub. 1980-11-25; Reg. 1981-01-07; TX0000607150

v. 102, no. 327, 26Nov80. Created 1980; Pub. 1980-11-26; Reg. 1981-01-07; TX0000607151

v. 102, no. 328, 27Nov80. Created 1980; Pub. 1980-11-27; Reg. 1981-01-07; TX0000607152

v. 102, no. 329, 28Nov80. Created 1980; Pub. 1980-11-29; Reg. 1981-01-07; TX0000607153

v. 102, no. 330, 29Nov80. Created 1980; Pub. 1980-11-30; Reg. 1981-01-07; TX0000607154

v. 102, no. 331, lDec80. Created 1980; Pub. 1980-12-01; Reg. 1981-02-09; TX0000664163

v. 102, no. 332, 2Dec80. Created 1980; Pub. 1980-12-02; Reg. 1981-02-09; TX0000664164

v. 102, no. 333, 3Dec80. Created 1980; Pub. 1980-12-03; Reg. 1981-02-09; TX0000664165

v. 102, no. 334, 4Dec80. Created 1980; Pub. 1980-12-04; Reg. 1981-02-09; TX0000664166

v. 102, no. 335, 5Dec80. Created 1980; Pub. 1980-12-05; Reg. 1981-02-09; TX0000664167

v. 102, no. 336, 6Dec80. Created 1980; Pub. 1980-12-06; Reg. 1981-02-09; TX0000664168

v. 102, no. 337, 7Dec80. Created 1980; Pub. 1980-12-07; Reg. 1981-02-09; TX0000664169

v. 102, no. 338, 8Dec80. Created 1980; Pub. 1980-12-08; Reg. 1981-02-09; TX0000664170

v. 102, no. 339, 9Dec80. Created 1980; Pub. 1980-12-09; Reg. 1981-02-09; TX0000664171

v. 102, no. 340, 10Dec80. Created 1980; Pub. 1980-12-10; Reg. 1981-02-09; TX0000664172

v. 102, no. 341, 11Dec80. Created 1980; Pub. 1980-12-11; Reg. 1981-02-09; TX0000664153

v. 102, no. 342, 12Dec80. Created 1980; Pub. 1980-12-12; Reg. 1981-02-09; TX0000664154

v. 102, no. 343, 13Dec80. Created 1980; Pub. 1980-12-13; Reg. 1981-02-09; TX0000664155

v. 102, no. 344, 14Dec80. Created 1980; Pub. 1980-12-14; Reg. 1981-02-09; TX0000664156

v. 102, no. 345, 15Dec80. Created 1980; Pub. 1980-12-15; Reg. 1981-02-09; TX0000664157

v. 102, no. 346, 16Dec80. Created 1980; Pub. 1980-12-16; Reg. 1981-02-09; TX0000664158

v. 102, no. 347, 17Dec80. Created 1980; Pub. 1980-12-17; Reg. 1981-02-09; TX0000664159

v. 102, no. 348, 18Dec80. Created 1980; Pub. 1980-12-18; Reg. 1981-02-09; TX0000664160

v. 102, no. 349, 19Dec80. Created 1980; Pub. 1980-12-19; Reg. 1981-02-09; TX0000664161

v. 102, no. 350, 20Dec80. Created 1980; Pub. 1980-12-20; Reg. 1981-02-09; TX0000664162

v. 102, no. 351, 21Dec80. Created 1980; Pub. 1980-12-21; Reg. 1981-02-09; TX0000698224

v. 102, no. 352, 22Dec80. Created 1980; Pub. 1980-12-22; Reg. 1981-02-09; TX0000698225

v. 102, no. 353, 23Dec80. Created 1980; Pub. 1980-12-23; Reg. 1981-02-09; TX0000698226

v. 102, no. 354, 24Dec80. Created 1980; Pub. 1980-12-24; Reg. 1981-02-09; TX0000698227

v. 102, no. 355, 26Dec80. Created 1980; Pub. 1980-12-26; Reg. 1981-02-09; TX0000698228

v. 102, no. 356, 27Dec80. Created 1980; Pub. 1980-12-27; Reg. 1981-02-09; TX0000698229

v. 102, no. 357, 28Dec80. Created 1980; Pub. 1980-12-28; Reg. 1981-02-09; TX0000698230

v. 102, no. 358, 29Dec80. Created 1980; Pub. 1980-12-29; Reg. 1981-02-09; TX0000698231

v. 102, no. 359, 30Dec80. Created 1980; Pub. 1980-12-30; Reg. 1981-02-09; TX0000698232

v. 102, no. 360, 31Dec80. Created 1980; Pub. 1980-12-31; Reg. 1981-02-09; TX0000698233

Other Title:	The Saint Charles (Mo.) post

Names:	The Pulitzer Publishing Company Saint Louis Post-Dispatch

Type of Work:	Serial

Title:	Saint Louis post-dispatch.

Serial Publication Year:	1979

Description:	print material.

Frequency:	Daily except day following some holidays.

Copyright Claimant:	Saint Louis Post-Dispatch, whose sole owner is the Pulitzer Publishing Company.

Authorship on Application:	Saint Louis Post-Dispatch, employer for hire.

Issues Registered:	v. 101, no. l, 14Jan79. Created 1979; Pub. 1979-01-14; Reg. 1979-01-30; TX0000175543

v. 101, no. 7, 20Jan79. Created 1979; Pub. 1979-01-20; Reg. 1979-01-30; TX0000184429

v. 101, no. 8, 21Jan79. Created 1979; Pub. 1979-01-21; Reg. 1979-01-30; TX0000175542

v. 101, no. 14, 27Jan79. Created 1979; Pub. 1979-01-27; Reg. 1979-02-02; TX0000179717

v. 101, no. 15, 28Jan79. Created 1979; Pub. 1979-01-28; Reg. 1978-02-02; TX0000179718

v. 101, no. 21, 3Feb79. Created 1979; Pub. 1979-02- 03; Reg. 1979-02-12; TX0000193279

v. 101, no. 22, 4Feb79. Created 1979; Pub. 1979-02-04; Reg. 1979-02-12; TX0000189477

v. 101, no. 28, 10Feb79. Created 1979; Pub. 1979-02-10; Reg. 1979-02-23; TX0000193281

v. 101, no. 29, 11Feb79. Created 1979; Pub. 1979-02-11; Reg. 1979-02-23; TX0000197825

v. 101, no. 35, 17Feb79. Created 1979; Pub. 1979-02-17; Reg. 1979-02-26; TX0000193275

v. 101, no. 36, 18Feb79. Created 1979; Pub. 1979-02-18; Reg. 1979-02-26; TX0000197824

v. 101, no. 42, 24Feb79. Created 1979; Pub. 1979-02-24; Reg. 1979-03-02; TX0000226497

v. 101, no. 43, 25Feb79. Created 1979; Pub. 1979-02-25; Reg. 1979-03-02; TX0000226498

v. 101, no. 49, 3Mar79. Created 1979; Pub. 1979-03-03; Reg. 1979-03-08; TX0000197832

v. 101, no. 50, 4Mar79. Created 1979; Pub. 1979-03-04; Reg. 1979-03-08; TX0000197831

v. 101, no. 56, 10Mar79. Created 1979; Pub. 1979-03-10; Reg. 1979-03-16; TX0000205852

v. 101, no. 57, 11Mar79. Created 1979; Pub. 1979-03-11; Reg. 1979-03-16; TX0000205853

v. 101, no. 63, 17Mar79. Created 1979; Pub. 1979-03-17; Reg. 1979-03-23; TX0000213473

v. 101, no. 64, 18Mar79. Created 1979; Pub. 1979-03-18; Reg. 1979-03-23; TX0000213474

v. 101, no. 70, 24Mar79. Created 1979; Pub. 1979-03-24; Reg. 1979-04-02; TX0000209601

v. 101, no. 71, 25Mar79. DCR 1979; Pub. 1979-03-25; Reg. 1979-04-02; TX0000209603

v. 101, no. 77, 31Mar79. Created 1979; Pub. 1979-03-31; Reg. 1979-04-09; TX0000218760

v. 101, no. 84, 7Apr79. Created 1979; Pub. 1979-04-07; Reg. 1979-08-17; TX0000307772

v. 101, no. 85, 8Apr79. Created 1979; Pub. 1979-04-08; Reg. 1979-08-17; TX0000307777

v. 101, no. 91, 14Apr79. Created 1979; Pub. 1979-04-14; Reg. 1979-04-23; TX0000232983

v. 101, no. 92, 15Apr79. Created 1979; Pub. 1979-04-15; Reg. 1979-04-23; TX0000232985

v. 101, no. 98, 21Apr79. Created 1979; Pub. 1979-04-21; Reg. 1979-04-30; TX0000241304

v. 101, no. 99, 22Apr79. Created 1979; Pub. 1979-04-22; Reg. 1979-04-30; TX0000241305

v. 101, no. 105, 28Apr79. Created 1979; Pub. 1979-04-28; Reg. 1979-05-07; TX0000232987

v. 101, no. 106, 29Apr79. Created 1979; Pub. 1979-04-29; Reg. 1979-05-07; TX0000232993

v. 101, no. 112, 5May79. Created 1979; Pub. 1979-05-05; Reg. 1979-05-11; TX0000241306

v. 101, no. 113, 6May79. Created 1979; Pub. 1979-05-06; Reg. 1979-05-11; TX0000241312

v. 101, no. 119, 12May79. Created 1979; Pub. 1979-05-12; Reg. 1979-05-21; TX0000241300

v. 101, no. 120, 13May79. Created 1979; Pub. 1979-05-13; Reg. 1979-05-21; TX0000241301

v. 101, no. 126, 19May79. Created 1979; Pub. 1979-05-19; Reg. 1979-05-29; TX0000254588

v. 101, no. 127, 20May79. Created 1979; Pub. 1979-05-20; Reg. 1979-05-29; TX0000254587

v. 101, no. 133, 26May79. Created 1979; Pub. 1979-05-26; Reg. 1979-06-06; TX0000262101

v. 101, no. 134, 27May79. Created 1979; Pub. 1979-05-27; Reg. 1979-06-06; TX0000254592

v. 101, no. 137, 31May79. Created 1979; Pub. 1979-05-31; Reg. 1979-06-11; TX0000266861

v. 101, no. 138, 1Jun79. Created 1979; Pub. 1979-06-01; Reg. 1979-06-11; TX0000275452

v. 101, no. 139, 2Jun79. Created 1979; Pub. 1979-06-02; Reg. 1979-06-11; TX0000275453

v. 101, no. 140, 3Jun79. Created 1979; Pub. 1979-06-03; Reg. 1979-06-11; TX0000266862

v. 101, no. 146, 9Jun79. Created 1979; Pub. 1979-06-09; Reg. 1979-06-18; TX0000271678

v. 101, no. 147, 10Jun79. Created 1979; Pub. 1979-06-10; Reg. 1979-06-18; TX0000271692

v. 101, no. 153, 16Jun79. Created 1979; Pub. 1979-06-16; Reg. 1979-06-22; TX0000271686

v. 101, no. 154, 17Jun79. Created 1979; Pub. 1979-06-17; Reg. 1979-06-22; TX0000271691

v. 101, no. 160, 23Jun79. Created 1979; Pub. 1979-06-23; Reg. 1979-06-29; TX0000271674

v. 101, no. 161, 24Jun79. Created 1979; Pub. 1979-06-24; Reg. 1979-06-29; TX0000271675

v. 101, no. 167, 30Jun79. Created 1979; Pub. 1979-06-30; Reg. 1979-07-11; TX0000321604

v. 101, no. 168, 1Jul79. Created 1979; Pub. 1979-07-01; Reg. 1979-07-11; TX0000321594

v. 101, no. 173, 7Jul79. Created 1979; Pub. 1979-07-07; Reg. 1979-07-19; TX0000284752

v. 101, no. 174, 8Jul79. Created 1979; Pub. 1979-07-08; Reg. 1979-07-19; TX0000284753

v. 101, no. 180, 14Jul79. Created 1979; Pub. 1979-07-14; Reg. 1979-07-23; TX0000321598

v. 101, no. 181, 15Jul79. Created 1979; Pub. 1979-07-15; Reg. 1979-07-23; TX0000321602

v. 101, no. 187, 21Jul79. Created 1979; Pub. 1979-07-21; Reg. 1979-07-30; TX0000321595

v. 101, no. 188, 22Jul79. Created 1979; Pub. 1979-07-22; Reg. 1979-07-30; TX0000321597

v. 101, no. 194, 28Jul79. (C.O. correspondence.) Created 1979; Pub. 1979-07-28; Reg. 1979-08 -07; TX0000368128

v. 101, no. 195, 29Jul79. (C.O. correspondence.) Created 1979; Pub. 1979-07-29; Reg. 1979-08- 07; TX0000368127

v. 101, no. 201, 4Aug79. Created 1979; Pub. 1979-08-04; Reg. 1979-08-09; TX0000302286

v. 101, no. 202, 5Aug79. Created 1979; Pub. 1979-08-05; Reg. 1979-08-09; TX0000302291

v. 101, no. 208, 11Aug79. Created 1979; Pub. 1979-08-11; Reg. 1979-08-17; TX0000307784

v. 101, no. 209, 12Aug79. Created 1979; Pub. 1979-08-12; Reg. 1979-08-17; TX0000307787

v. 101, no. 215, 18Aug79. Created 1979; Pub. 1979-08-18; Reg. 1979-08-27; TX0000307779

v. 101, no. 216, 19Aug79. Created 1979; Pub. 1979-08-19; Reg. 1979-08-27; TX0000307780

v. 101, no. 222, 25Aug79. Created 1979; Pub. 1979-08-25; Reg. 1979-09-05; TX0000316430

v. 101, no. 223, 26Aug79. Created 1979; Pub. 1979-08-26; Reg. 1979-09-05; TX0000316431

v. 101, no. 224, 27Aug79. Created 1979; Pub. 1979-08-27; Reg. 1979-09-10; TX0000318623

v. 101, no. 225, 28Aug79. Created 1979; Pub. 1979-08-28; Reg. 1979-09-10; TX0000318624

v. 101, no. 226, 29Aug79. Created 1979; Pub. 1979-08-29; Reg. 1979-09-10; TX0000318622

v. 101, no. 227, 30Aug79. Created 1979; Pub. 1979-08-30; Reg. 1979-09-10; TX0000318621

v. 101, no. 228, 31Aug79. Created 1979; Pub. 1979-08-31; Reg. 1979-09-10; TX0000318626

v. 101, no. 229, 1Sep79. Created 1979; Pub. 1979-09-01; Reg. 1979-09-10; TX0000318625

v. 101, no. 230, 2Sep79. Created 1979; Pub. 1979-09-02; Reg. 1979-09-10; TX0000318627

v. 101, no. 235, 8Sep79. Created 1979; Pub. 1979-09-08; Reg. 1979-09-17; TX0000328242

v. 101, no. 236, 9Sep79. Created 1979; Pub. 1979-09-09; Reg. 1979-09-17; TX0000328241

v. 101, no. 237, 10Sep79. Created 1979; Pub. 1979-09-10; Reg. 1979-09-26; TX0000383648

v. 101, no. 240, 13Sep79. Created 1979; Pub. 1979-09-13; Reg. 1979-09-26; TX0000383651

v. 101, no. 242, 15Sep79. Created 1979; Pub. 1979-09-15; Reg. 1979-09-26; TX0000373298

v. 101, no. 243, 16Sep79. Created 1979; Pub. 1979-09-16; Reg. 1979-09-26; TX0000336044

v. 101, no. 249, 22Sep79. Created 1979; Pub. 1979-09-22; Reg. 1979-10-01; TX0000347613

v. 101, no. 250, 23Sep79. Created 1979; Pub. 1979-09-23; Reg. 1979-10-01; TX0000336045

v. 101, no. 256, 29Sep79. Created 1979; Pub. 1979-09-29; Reg. 1979-10-09; TX0000351969

v. 101, no. 257, 30Sep79. Created 1979; Pub. 1979-09-30; Reg. 1979-10-09; TX0000351970

v. 101, no. 258, 1Oct79. Created 1979; Pub. 1979-10-01; Reg. 1979-10-16; TX0000344797

v. 101, no. 259, 2Oct79. Created 1979; Pub. 1979-10-02; Reg. 1979-10-16; TX0000344794

v. 101, no. 260, 3Oct79. Created 1979; Pub. 1979-10-03; Reg. 1979-10-16; TX0000344795

v. 101, no. 261, 4Oct79. Created 1979; Pub. 1979-10-04; Reg. 1979-10-16; TX0000344796

v. 101, no. 262, 5Oct79. Created 1979; Pub. 1979-10-05; Reg. 1979-10-16; TX0000344799

v. 101, no. 263, 6Oct79. Created 1979; Pub. 1979-10-06; Reg. 1979-10-16; TX0000344798

v. 101, no. 264, 7Oct79. Created 1979; Pub. 1979-10-07; Reg. 1979-10-16; TX0000344793

v. 101, no. 270, 13Oct79. Created 1979; Pub. 1979-10-13; Reg. 1979-11-09; TX0000355801

v. 101, no. 271, 14Oct79. Created 1979; Pub. 1979-10-14; Reg. 1979-10-25; TX0000355803

v. 101, no. 277, 20Oct79. Created 1979; Pub. 1979-10-20; Reg. 1979-11-01; TX0000351976

v. 101, no. 278, 2lOct79. Created 1979; Pub. 1979-10-21; Reg. 1979-11-01; TX0000351974

v. 101, no. 280, 23Oct79. Created 1979; Pub. 1979-10-23; Reg. 1979-11-08; TX0000355807

v. 101, no. 282, 25Oct79. Created 1979; Pub. 1979-10-25; Reg. 1979-11-08; TX0000355805

v. 101, no. 283, 26Oct79. Created 1979; Pub. 1979-10-26; Reg. 1979-11-08; TX0000355806

v. 101, no. 284, 27Oct79. Created 1979; Pub. 1979-10-27; Reg. 1979-11-08; TX0000355800

v. 101, no. 291, 3Nov79. Created 1979; Pub. 1979-11-03; Reg. 1979-11-14; TX0000364065

v. 101, no. 292, 4Nov79. Created 1979; Pub. 1979-11-04; Reg. 1979-11-14; TX0000364066

v. 101, no. 298, 10Nov79. (C.O. correspondence.) Created 1979; Pub. 1979-11-10; Reg. 1979-11-19; TX0000360118

v. 101, no. 299, 11Nov79. (C.O. correspondence.) Created 1979; Pub. 1979-11-11; Reg. 1979-11-19; TX0000360115

v. 101, no. 305, 17Nov79. Created 1979; Pub. 1979-11-17; Reg. 1979-11-26; TX0000368132

v. 101, no. 306, 18Nov79. Created 1979; Pub. 1979-11-18; Reg. 1979-11-26; TX0000364067

v. 101, no. 309, 21Nov79. Created 1979; Pub. 1979-11-21; Reg. 1979-12-04; TX0000373299

v. 101, no. 311, 24Nov79. Created 1979; Pub. 1979-11-24; Reg. 1979-12-04; TX0000373300

v. 101, no. 312, 25Nov79. Created 1979; Pub. 1979-11-25; Reg. 1979-12-04; TX0000373303

v. 101, no. 318, 1Dec79. Created 1979; Pub. 1979-12-01; Reg. 1979-12-11; TX0000383655

v. 101, no. 319, 2Dec79. Created 1979; Pub. 1979-12-02; Reg. 1979-12-11; TX0000383658

v. 101, no. 325, 8Dec79. Created 1979; Pub. 1979-12-08; Reg. 1979-12-14; TX0000380441

v. 101, no. 326, 9Dec79. Created 1979; Pub. 1979-12-09; Reg. 1979-12-14; TX0000377003

v. 101, no. 332, 15Dec79. Created 1979; Pub. 1979-12-15; Reg. 1979-12-27; TX0000380432

v. 101, no. 333, 16Dec79. Created 1979; Pub. 1979-12-16; Reg. 1979-12-27; TX0000380438

v. 101, no. 339, 22Dec79. Created 1979; Pub. 1979-12-22; Reg. 1980-01-07; TX0000383645

v. 101, no. 340, 23Dec79. Created 1979; Pub. 1979-12-23; Reg. 1980-01-07; TX0000383646

Names:	Saint Louis Post-Dispatch Pulitzer Publishing Company.

Type of Work:	Serial

Application Title:	Saint Louis post-dispatch (and The Saint Charles post)

Title:	Saint Louis post-dispatch.

Title Qualifier:	Includes The Saint Charles (Mo.) post

Serial PublicationYear:	1979

Description:	microfilm

Frequency:	Daily except day following some holidays.

Notes:	Microfilm. Monday through Friday includes: The Saint Charles (Mo.) post.

Copyright Claimant:	Saint Louis Post-Dispatch (whose sole owner is The Pulitzer Publishing Company)

Authorship on Application:	Saint Louis Post-Dispatch, employer for hire.

Issues Registered:	1Apr79. (C.O. correspondence.) Created 1979; Pub. 1979-04-01; Reg. 1979-07-25; TX0000421445

28Oct79. (C.O. correspondence.) Created 1979; Pub. 1979-10-28; Reg. 1979-11-08; TX0000392237

7Dec79. Created 1979; Pub. 1979-12-07; Reg. 1979-12-14; TX0000412057

17Dec79. Created 1979; Pub. 1979-12-17; Reg. 1980-01-07; TX0000387445

18Dec79. Created 1979; Pub. 1979-12-18; Reg. 1980-01-07; TX0000387446

19Dec79. Created 1979; Pub. 1979-12-19; Reg. 1980-01-07; TX0000387444

20Dec79. (C.O. correspondence.) Created 1979; Pub. 1979-12-20; Reg. 1980-01-07; TX0000425718

21Dec79. Created 1979; Pub. 1979-12-21; Reg. 1980-01-07; TX0000383647

24Dec79. Created 1979; Pub. 1979-12-24; Reg. 1980-01-11; TX0000387439

26Dec79. Created 1979; Pub. 1979-12-26; Reg. 1980-01-11; TX0000387443

27Dec79. Created 1979; Pub. 1979-12-27; Reg. 1980-01-11; TX0000387438

28Dec79. Created 1979; Pub. 1979-12-28; Reg. 1980-01-11; TX0000387442

29Dec79. Created 1979; Pub. 1979-12-29; Reg. 1980-01-11; TX0000387441

30Dec79. Created 1979; Pub. 1979-12-30; Reg. 1980-01-11; TX0000387437

31Dec79. Created 1979; Pub. 1979-12-31; Reg. 1980-01-11; TX0000387440

Other Title:	The Saint Charles (Mo.) post

Names:	The Pulitzer Publishing Company Saint Louis post-Dispatch

Type of Work:	Serial

Title:	Saint Louis post-dispatch .

Serial PublicationYear:	1978

Former Title:	Saint Louis post-dispatch.

Description:	print material.

Frequency:	Daily except day following some holidays.

Copyright Claimant:	Saint Louis Post-Dispatch, whose sole owner is the Pulitzer Publishing Company.

Authorship on Application:	Saint Louis Post-Dispatch, employer for hire.

Issues Registered:	v. 100, no. 1, 1Jan78. Created 1978; Pub. 1978-01-01; Reg. 1978-01-13; TX0000014190

v. 100, no. 2, 3Jan78. Created 1978; Pub. 1978-01-03; Reg. 1978-01-13; TX0000031298

v. 100, no. 3, 4Jan78. Created 1978; Pub. 1978-01-04; Reg. 1978-01-13; TX0000031299

v. 100, no. 4, 5Jan78. Created 1978; Pub. 1978-01-05; Reg. 1978-01-13; TX0000014169

v. 100, no. 5, 6Jan78. Created 1978; Pub. 1978-01-06; Reg. 1978-01-13; TX0000014188

v. 100, no. 6, 7Jan78. Created 1978; Pub. 1978-01-07; Reg. 1978-01-13; TX0000014189

v. 100, no. 7, 8Jan78. Created 1978; Pub. 1978-01-08; Reg. 1978-01-26; TX0000014171

v. 100, no. 8, 9Jan78. Created 1978; Pub. 1978-01-09; Reg. 1978-01-26; TX0000014172

v. 100, no. 9, 10Jan78. Created 1978; Pub. 1978-01-10; Reg. 1978-01-26; TX0000014178

v. 100, no. 10, 11Jan78. Created 1978; Pub. 1978-01-11; Reg. 1978-01-26; TX0000014174

v. 100, no. 11, 12Jan78. Created 1978; Pub. 1978-01-12; Reg. 1978-01-26; TX0000014179

v. 100, no. 12, 13Jan78. Created 1978; Pub. 1978-01-13; Reg. 1978-01-26; TX0000014168

v. 100, no. 13, 14Jan78. Created 1978; Pub. 1978-01-14; Reg. 1978-01-26; TX0000014170

v. 100, no. 14, 15Jan78. Created 1978; Pub. 1978-01-15; Reg. 1978-01-26; TX0000014177

v. 100, no. 15, 16Jan78. Created 1978; Pub. 1978-01-16; Reg. 1978-01-26; TX0000014176

v. 100, no. 16, 17Jan78. Created 1978; Pub. 1978-01-17; Reg. 1978-01-26; TX0000014175

v. 100, no. 17, 18Jan78. Created 1978; Pub. 1978-01-18; Reg. 1978-01-26; TX0000014173

v. 100, no. 18, 19Jan78. Created 1978; Pub. 1978-01-19; Reg. 1978-01-26; TX0000014167

v. 100, no. 19, 20Jan78. Created 1978; Pub. 1978-01-20; Reg. 1978-02-03; TX0000031285

v. 100, no. 20, 21Jan78. Created 1978; Pub. 1978-01-21; Reg. 1978-02-03; TX0000031288

v. 100, no. 21, 22Jan78. Created 1978; Pub. 1978-01-22; Reg. 1978-02-03; TX0000031290

v. 100, no. 22, 23Jan78. Created 1978; Pub. 1978-01-23; Reg. 1978-02-03; TX0000031286

v. 100, no. 23, 24Jan78. Created 1978; Pub. 1978-01-24; Reg. 1978-02-03; TX0000031289

v. 100, no. 24, 25Jan78. Created 1978; Pub. 1978-01-25; Reg. 1978-02-03; TX0000031287

v. 100, no. 25, 26Jan78. Created 1978; Pub. 1978-01-26; Reg. 1978-02-09; TX0000014183

v. 100, no. 26, 27Jan78. Created 1978; Pub. 1978-01-27; Reg. 1978-02-09; TX0000014185

v. 100, no. 27, 28Jan78. Created 1978; Pub. 1978-01-28; Reg. 1978-02-09; TX0000014184

v. 100, no. 28, 29Jan78. Created 1978; Pub. 1978-01-29; Reg. 1978-02-09; TX0000014187

v. 100, no. 29, 30Jan78. Created 1978; Pub. 1978-01-30; Reg. 1978-02-09; TX0000014180

v. 100, no. 30, 31Jan78. Created 1978; Pub. 1978-01-31; Reg. 1978-02-09; TX0000014186

v. 100, no. 31, 1Feb78. Created 1978; Pub. 1978-02-01; Reg. 1978-02-09; TX0000014181

v. 100, no. 32, 2Feb78. Created 1978; Pub. 1978-02-02; Reg. 1978-02-21; TX0000007048

v. 100, no. 33, 3Peb78. Created 1978; Pub. 1978-02-03; Reg. 1978-02-21; TX0000007045

v. 100, no. 34, 4Feb78. Created 1978; Pub. 1978-02-04; Reg. 1978-02-21; TX0000007046

v. 100, no. 35, 5Feb78. Created 1978; Pub. 1978-02-05; Reg. 1978-02-21; TX0000007030

v. 100, no. 36, 6Feb78. Created 1978; Pub. 1978-02-06; Reg. 1978-02-21; TX0000007047

v. 100, no. 37, 7Feb78. Created 1978; Pub. 1978-02-07; Reg. 1978-02-21; TX0000007049

v. 100, no. 38, 8Feb78. Created 1978; Pub. 1978-02-08; Reg. 1978-02-21; TX0000007042

v. 100, no. 39, 9Feb78. Created 1978; Pub. 1978-02-09; Reg. 1978-02-21; TX0000007044

v. 100, no. 40, 10Feb78. Created 1978; Pub. 1978-02-10; Reg. 1978-02-24; TX0000007032

v. 100, no. 41, 11Feb78. Created 1978; Pub. 1978-02-11; Reg. 1978-02-24; TX0000007028

v. 100, no. 42, 12Feb78. Created 1978; Pub. 1978-02-12; Reg. 1978-02-24; TX0000007033

v. 100, no. 43, 13Feb78. Created 1978; Pub. 1978-02-13; Reg. 1978-02-24; TX0000007027

v. 100, no. 44, 14Feb78. Created 1978; Pub. 1978-02-14; Reg. 1978-02-24; TX0000007035

v. 100, no. 45, 15Feb78. Created 1978; Pub. 1978-02-15; Reg. 1978-02-24; TX0000007026

v. 100, no. 46, 16Feb78. Created 1978; Pub. 1978-02-16; Reg. 197B-03-06; TX0000007038

v. 100, no. 47, 17Feb78. Created 1978; Pub. 1978-02-17; Reg. 1978-03-06; TX0000007062

v. 100, no. 48, 18Feb78. Created 1978; Pub. 1978-02-18; Reg. 1978-03-06; TX0000007034

v. 100, no. 49, 19Feb78. Created 1978; Pub. 1978-02-19; Reg. 1978-03-06; TX0000007041

v. 100, no. 50, 20Feb78. Created 1978; Pub. 1978-02-20; Reg. 1978-03-06; TX0000007036

v. 100, no. 51, 21Feb78. Created 1978; Pub. 1978-02-21; Reg. 1978-03-06; TX0000007061

v. 100, no. 52, 22Feb78. Created 1978; Pub. 1978-02-22; Reg. 1978-03-06; TX0000007040

v. 100, no. 53, 23Feb78. Created 1978; Pub. 1978-02-23; Reg. 1978-03-06; TX0000007064

v. 100, no. 54, 24Feb78. Created 1978; Pub. 1978-02-24; Reg. 1978-03-06; TX0000007031

v. 100, no. 55, 25Feb78. Created 1978; Pub. 1978-02-25; Reg. 1978-03-06; TX0000007037

v. 100, no. 56, 26Feb78. Created 1978; Pub. 1978-02-26; Reg. 1978-03-06; TX0000007043

v. 100, no. 57, 27Feb78. Created 1978; Pub. 1978-02-27; Reg. 1978-03-06; TX0000007063

v. 100, no. 58, 28Feb78. Created 1978; Pub. 1978-02-28; Reg. 1978-03-13; TX0000007060

v. 100, no. 59, 1Mar78. Created 1978; Pub. 1978-03-01; Reg. 1978-03-13; TX0000007029

v. 100, no. 60, 2Mar78. Created 1978; Pub. 1978-03-02; Reg. 1978-03-13; TX0000007056

v. 100, no. 61, 3Mar78. Created 1978; Pub. 1978-03-03; Reg. 1978-03-13; TX0000007057

v. 100, no. 62, 4Mar78. Created 1978; Pub. 1978-03-04; Reg. 1978-03-13; TX0000007058

v. 100, no. 63, 5Mar78. Created 1978; Pub. 1978-03-05; Reg. 1978-03-13; TX0000007059

v. 100, no. 64, 6Mar78. Created 1978; Pub. 1978-03-06; Reg. 1978-03-17; TX0000007053

v. 100, no. 65, 7Mar78. Created 1978; Pub. 1978-03-07; Reg. 1978-03-17; TX0000007054

v. 100, no. 66, 8Mar78. Created 1978; Pub. 1978-03-08; Reg. 1978-03-17; TX0000007050

v. 100, no. 67, 9Mar78. Created 1978; Pub. 1978-03-09; Reg. 1978-03-17; TX0000007051

v. 100, no. 68, 10Mar78. Created 1978; Pub. 1978-03-10; Reg. 1978-03-17; TX0000007052

v. 100, no. 69, 11Mar78. Created 1978; Pub. 1978-03-11; Reg. 1978-03-17; TX0000007055

v. 100, no. 70, 12Mar78. Created 1978; Pub. 1978-03-12; Reg. 1978-03-27; TX0000011877

v. 100, no. 71, 13Mar78. Created 1978; Pub. 1978-03-13; Reg. 1978-03-27; TX0000011880

v. 100, no. 72, 14Mar78. Created 1978; Pub. 1978-03-14; Reg. 1978-03-27; TX0000031296

v. 100, no. 73, 15Mar78. Created 1978; Pub. 1978-03-15; Reg. 1978-03-27; TX0000011878

v. 100, no. 74, 16Mar78. Created 1978; Pub. 1978-03-16; Reg. 1978-03-27; TX0000011879

v. 100, no. 75, 17Mar78. Created 1978; Pub. 1978-03-17; Reg. 1978-03-27; TX0000031297

v. 100, no. 76, 18Mar78. Created 1978; Pub. 1978-03-18; Reg. 1978-03-31; TX0000011871

v. 100, no. 77, 19Mar78. Created 1978; Pub. 1978-03-19; Reg. 1978-03-31; TX0000011875

v. 100, no. 78, 20Mar78. Created 1978; Pub. 1978-03-20; Reg. 1978-03-31; TX0000011874

v. 100, no. 79, 21Mar78. Created 1978; Pub. 1978-03-21; Reg. 1978-03-31; TX0000011873

v. 100, no. 80, 22Mar78. Created 1978; Pub. 1978-03-22; Reg. 1978-03-31; TX0000011876

v. 100, no. 81, 23Mar78. Created 1978; Pub. 1978-03-23; Reg. 1978-03-31; TX0000011872

v. 100, no. 82, 24Mar78. Created 1978; Pub. 1978-03-24; Reg. 1978-04-10; TX0000023144

v. 100, no. 83, 25Mar78. Created 1978; Pub. 1978-03-25; Reg. 1978-04-10; TX0000023145

v. 100, no. 84, 26Mar78. Created 1978; Pub. 1978-03-26; Reg. 1978-04-10; TX0000023140

v. 100, no. 85, 27Mar78. Created 1978; Pub. 1978-03-27; Reg. 1978-04-10; TX0000023139

v. 100, no. 86, 28Mar78. Created 1978; Pub. 1978-03-28; Reg. 1978-04-10; TX0000031295

v. 100, no. 87, 29Mar78. Created 1978; Pub. 1978-03-29; Reg. 1978-04-10; TX0000023146

v. 100, no. 88, 30Mar78. Created 1978; Pub. 1978-03-30; Reg. 1978-04-10; TX0000023141

v. 100, no. 89, 31Mar78. Created 1978; Pub. 1978-03-31; Reg. 1978-04-10; TX0000023142

v. 100, no. 90, 1Apr78. Created 1978; Pub. 1978-04-01; Reg. 1978-04-10; TX0000023143

v. 100, no. 91, 2Apr78. Created 1978; Pub. 1978-04-02; Reg. 1978-04-17; TX0000019630

v. 100, no. 92, 3Apr78. Created 1978; Pub. 1978-04-03; Reg. 1978-04-17; TX0000019632

v. 100, no. 93, 4Apr78. Created 1978; Pub. 1978-04-04; Reg. 1978-04-17; TX0000019636

v. 100, no. 94, 5Apr78. Created 1978; Pub. 1978-04-05; Reg. 1978-04-17; TX0000019634

v. 100, no. 95, 6Apr78. Created 1978; Pub. 1978-04-06; Reg. 1978-04-17; TX0000019635

v. 100, no. 96, 7Apr78. Created 1978; Pub. 1978-04-07; Reg. 1978-04-17; TX0000019631

v. 100, no. 97, 8Apr78. Created 1978; Pub. 1978-04-08; Reg. 1978-04-17; TX0000019642

v. 100, no. 98, 9Apr78. Created 1978; Pub. 1978-04-09; Reg. 1978-04-20; TX0000019640

v. 100, no. 99, 10Apr78. Created 1978; Pub. 1978-04-10; Reg. 1978-04-20; TX0000019639

v. 100, no. 100, 11Apr78. Created 1978; Pub. 1978-04-11; Reg. 1978-04-20; TX0000019637

v. 100, no. 101, 12Apr78. Created 1978; Pub. 1978-04-12; Reg. 1978-04-20; TX0000019638

v. 100, no. 102, 13Apr78. Created 1978; Pub. 1978-04-13; Reg. 1978-04-20; TX0000019641

v. 100, no. 103, 14Apr78. Created 1978; Pub. 1978-04-14; Reg. 1978-04-26; TX0000031291

v. 100, no. 104, 15Apr78. Created 1978; Pub. 1978-04-15; Reg. 1978-04-26; TX0000031292

v. 100, no. 105, 16Apr78. Created 1978; Pub. 1978-04-16; Reg. 1978-04-26; TX0000023138

v. 100, no. 106, 17Apr78. Created 1978; Pub. 1978-04-17; Reg. 1978-04-26; TX0000031284

v. 100, no. 107, 18Apr78. Created 1978; Pub. 1978-04-18; Reg. 1978-04-26; TX0000031293

v. 100, no. 108, 19Apr78. Created 1978; Pub. 1978-04-19; Reg. 1978-04-26; TX0000031294

v. 100, no. 109, 20Apr78. Created 1978; Pub. 1978-04-20; Reg. 1978-05-08; TX0000028981

v. 100, no. 110, 21Apr78. Created 1978; Pub. 1978-04-21; Reg. 1978-05-08; TX0000028982

v. 100, no. 111, 22Apr78. Created 1978; Pub. 1978-04-22; Reg. 1978-05-08; TX0000028979

v. 100, no. 112, 23Apr78. Created 1978; Pub. 1978-04-23; Reg. 1978-05-08; TX0000028983

v. 100, no. 113, 24Apr78. Created 1978; Pub. 1978-04-24; Reg. 1978-05-08; TX0000028980

v. 100, no. 114, 25Apr78. Created 1978; Pub. 1978-04-25; Reg. 1978-05-08; TX0000028989

v. 100, no. 115, 26Apr78. Created 1978; Pub. 1978-04-26; Reg. 1978-05-08; TX0000028977

v. 100, no. 116, 27Apr78. Created 1978; Pub. 1978-04-27; Reg. 1978-05-08; TX0000028978

v. 100, no. 117, 28Apr78. Created 1978; Pub. 1978-04-28; Reg. 1978-05-08; TX0000033766

v. 100, no. 118, 29Apr78. Created 1978; Pub. 1978-04-29; Reg. 1978-05-08; TX0000033765

v. 100, no. 119, 30Apr78. Created 1978; Pub. 1978-04-30; Reg. 1978-05-08; TX0000033767

v. 100, no. 120 lMay78. Created 1978; Pub. 1978-05-01; Reg. 1978-05-08; TX0000037421

v. 100, no. 121, 2May78. Created 1978; Pub. 1978-05-02; Reg. 1978-05-12; TX0000028986

v. 100, no. 122, 3May78. Created 1978; Pub. 1978-05-03; Reg. 1978-05-12; TX0000028985

v. 100, no. 123, 4May78. Created 1978; Pub. 1978-05-04; Reg. 1978-05-12; TX0000028984

v. 100, no. 124, 5May78. Created 1978; Pub. 1978-05-05; Reg. 1978-05-12; TX0000028976

v. 100, no. 125, 6May78. Created 1978; Pub. 1978-05-06; Reg. 1978-05-12; TX0000028987

v. 100, no. 125, 6May78. Created 1978; Pub. 1978-05-06; Reg. 1978-08-07; TX0000101649

v. 100, no. 126, 7May78. Created 1978; Pub. 1978-05-07; Reg. 1978-05-12; TX0000028988

v. 100, no. 127, 8May78. Created 1978; Pub. 1978-05-08; Reg. 1978-05-19; TX0000033770

v. 100, no. 128, 9May78. Created 1978; Pub. 1978-05-09; Reg. 1978-05-19; TX0000033768

v. 100, no. 129, 10May78. Created 1978; Pub. 1978-05-10; Reg. 1978-05-19; TX0000033769

v. 100, no. 130, 11May78. Created 1978; Pub. 1978-05-11; Reg. 1978-05-19; TX0000033772

v. 100, no. 131, 12May78. Created 1978; Pub. 1978-05-12; Reg. 1978-05-19; TX0000033771

v. 100, no. 132, 13May78. Created 1978; Pub. 1978-05-13; Reg. 1978-05-19; TX0000033764

v. 100, no. 133, 14May78. Created 1978; Pub. 1978-05-14; Reg. 1978-05-26; TX0000033763

v. 100, no. 134, 15May78. Created 1978; Pub. 1978-05-15; Reg. 1978-05-26; TX0000037425

v. 100, no. 135, 16May78. Created 1978; Pub. 1978-05-16; Reg. 1978-05-26; TX0000037420

v. 100, no. 136, 17May78. Created 1978; Pub. 1978-05-17; Reg. 1978-05-26; TX0000037426

v. 100, no. 137, 18May78. Created 1978; Pub. 1978-05-18; Reg. 1978-05-26; TX0000037424

v. 100, no. 138, 19May78. Created 1978; Pub. 1978-05-19; Reg. 1978-05-26; TX0000037422

v. 100, no. 139, 20May78. Created 1978; Pub. 1978-05-20; Reg. 1978-06-05; TX0000037423

v. 100, no. 140, 21May78. Created 1978; Pub. 1978-05-21; Reg. 1978-06-05; TX0000037429

v. 100, no. 141, 22May78. Created 1978; Pub. 1978-05-22; Reg. 1978-06-05; TX0000044349

v. 100, no. 142, 23May78. Created 1978; Pub. 1978-05-23; Reg. 1978-06-05; TX0000037428

v. 100, no. 143, 24May78. Created 1978; Pub. 1978-05-24; Reg. 1978-06-05; TX0000044348

v. 100, no. 144, 25May78. Created 1978; Pub. 1978-05-25; Reg. 1978-06-05; TX0000037427

v. 100, no. 145, 26May78. Created 1978; Pub. 1978-05-26; Reg. 1978-06-12; TX0000040892

v. 100, no. 146, 27May78. Created 1978; Pub. 1978-05-27; Reg. 1978-06-12; TX0000040894

v. 100, no. 147, 28May78. Created 1978; Pub. 1978-05-28; Reg. 1978-06-12; TX0000040893

v. 100, no. 148, 30May78. Created 1978; Pub. 1978-05-30; Reg. 1978-06-12; TX0000040895

v. 100, no. 149, 31May78. Created 1978; Pub. 1978-05-31; Reg. 1978-06-12; TX0000040891

v. 100, no. 150, 1Jun78. Created 1978; Pub. 1978-06-01; Reg. 1978-06-12; TX0000040890

v. 100, no. 151, 2Jun78. Created 1978; Pub. 1978-06-02; Reg. 1978-06-15; TX0000040898

v. 100, no. 152, 3Jun78. Created 1978; Pub. 1978-06-03; Reg. 1978-06-15; TX0000040897

v. 100, no. 153, 4Jun78. Created 1978; Pub. 1978-06-04; Reg. 1978-06-15; TX0000040896

v. 100, no. 154, 5Jun78. Created 1978; Pub. 1978-06-05; Reg. 1978-06-15; TX0000040899

v. 100, no. 155, 6Jun78. Created 1978; Pub. 1978-06-06; Reg. 1978-06-15; TX0000040900

v. 100, no. 156, 7Jun78. Created 1978; Pub. 1978-06-07; Reg. 1978-06-15; TX0000044355

v. 100, no. 157, 8Jun78. Created 1978; Pub. 1978-06-08; Reg. 1978-06-19; TX0000044353

v. 100, no. 158, 9Jun78. Created 1978; Pub. 1978-06-09; Reg. 1978-06-19; TX0000044354

v. 100, no. 159, 10Jun78. Created 1978; Pub. 1978-06-10; Reg. 1978-06-19; TX0000044352

v. 100, no. 160, 11Jun78. Created 1978; Pub. 1978-06-11; Reg. 1978-06-19; TX0000044351

v. 100, no. 161, 12Jun78. Created 1978; Pub. 1978-06-12; Reg. 1978-06-19; TX0000046179

v. 100, no. 162, 13Jun78. Created 1978; Pub. 1978-06-13; Reg. 1978-06-19; TX0000044350

v. 100, no. 163, 14Jun78. Created 1978; Pub. 1978-06-14; Reg. 1978-06-23; TX0000050065

v. 100, no. 164, 15Jun78. Created 1978; Pub. 1978-06-15; Reg. 1978-06-23; TX0000050066

v. 100, no. 165, 16Jun78. Created 1978; Pub. 1978-06-16; Reg. 1978-06-23; TX0000050067

v. 100, no. 166, 17Jun78. Created 1978; Pub. 1978-06-17; Reg. 1978-06-23; TX0000050068

v. 100, no. 167, 18Jun78. Created 1978; Pub. 1978-06-18; Reg. 1978-06-23; TX0000050064

v. 100, no. 168, 19Jun78. Created 1978; Pub. 1978-06-19; Reg. 1978-06-23; TX0000050057

v. 100, no. 169, 20Jun78. Created 1978; Pub. 1978-06-20; Reg. 1978-07-05; TX0000050058

v. 100, no. 170, 21Jun78. Created 1978; Pub. 1978-06-21; Reg. 1978-07-05; TX0000050059

v. 100, no. 171, 22Jun78. Created 1978; Pub. 1978-06-22; Reg. 1978-07-05; TX0000050060

v. 100, no. 172, 23Jun78. Created 1978; Pub. 1978-06-23; Reg. 1978-07-05; TX0000050061

v. 100, no. 173, 24Jun78. Created 1978; Pub. 1978-06-24; Reg. 1978-07-05; TX0000050062

v. 100, no. 174, 25Jun78. Created 1978; Pub. 1978-06-25; Reg. 1978-07-05; TX0000050063

v. 100, no. 175, 26Jun78. Created 1978; Pub. 1978-06-26; Reg. 1978-07-07; TX0000053982

v. 100, no. 176, 27Jun78. Created 1978; Pub. 1978-06-27; Reg. 1978-07-07; TX0000053985

v. 100, no. 177, 28Jun78. Created 1978; Pub. 1978-06-28; Reg. 1978-07-07; TX0000053986

v. 100, no. 178, 29Jun78. Created 1978; Pub. 1978-06-29; Reg. 1978-07-07; TX0000053987

v. 100, no. 179, 30Jun78. Created 1978; Pub. 1978-06-30; Reg. 1978-07-07; TX0000053984

v. 100, no. 180, 1Jul78. Created 1978; Pub. 1978-07-01; Reg. 1978-07-07; TX0000053983

v. 100, no. 181, 2Jul78. Created 1978; Pub. 1978-07-02; Reg. 1978-07-17; TX0000057940

v. 100, no. 182, 3Jul78. Created 1978; Pub. 1978-07-03; Reg. 1978-07-17; TX0000057939

v. 100, no. 183, 5Jul78. Created 1978; Pub. 1978-07-05; Reg. 1978-07-17; TX0000057938

v. 100, no. 184, 6Jul78. Created 1978; Pub. 1978-07-06; Reg. 1978-07-17; TX0000057943

v. 100, no. 185, 7Jul78. Created 1978; Pub. 1978-07-07; Reg. 1978-07-17; TX0000057942

v. 100, no. 186, 8Jul78. Created 1978; Pub. 1978-07-08; Reg. 1978-07-17; TX0000057941

v. 100, no. 187, 9Jul78. Created 1978; Pub. 1978-07-09; Reg. 1978-07-21; TX0000062482

v. 100, no. 188, 10Jul78. Created 1978; Pub. 1978-07-10; Reg. 1978-07-21; TX0000062483

v. 100, no. 189, 11Jul78. Created 1978; Pub. 1978-07-11; Reg. 1978-07-21; TX0000062479

v. 100, no. 190, 12Jul78. Created 1978; Pub. 1978-07-12; Reg. 1978-07-21; TX0000062481

v. 100, no. 191, 13Jul78. Created 1978; Pub. 1978-07-13; Reg. 1978-07-21; TX0000062480

v. 100, no. 192, 14Jul78. Created 1978; Pub. 1978-07-14; Reg. 1978-07-21; TX0000062478

v. 100, no. 193, 15Jul78. Created 1978; Pub. 1978-07-15; Reg. 1978-07-28; TX0000073982

v. 100, no. 194, 16Jul78. Created 1978; Pub. 1978-07-16; Reg. 1978-07-28; TX0000073984

v. 100, no. 195, 17Jul78. Created 1978; Pub. 1978-07-17; Reg. 1978-07-28; TX0000073983

v. 100, no. 196, 18Jul78. Created 1978; Pub. 1978-07-18; Reg. 1978-07-28; TX0000073978

v. 100, no. 197, 19JU178. Created 1978 Pub. 1978-07-19; Reg. 1978-07-28; TX0000073985

v. 100, no. 198, 20Jul78. Created 1978; Pub. 1978-07-20; Reg. 1978-07-28; TX0000130314

v. 100, no. 199, 21Jul78. Created 1978; Pub. 1978-07-21; Reg. 1978-08-02; TX0000077490

v. 100, no. 200, 22Jul78. Created 1978; Pub. 1978-07-22; Reg. 1978-08-02; TX0000073981

v. 100, no. 201, 23Jul78. Created 1978; Pub. 1978-07-23; Reg. 1978-08-02; TX0000073980

v. 100, no. 202, 24Jul78. Created 1978; Pub. 1978-07-24; Reg. 1978-08-02; TX0000073976

v. 100, no. 203, 25Jul78. Created 1978; Pub. 1978-07-25; Reg. 1978-08-02; TX0000073979

v. 100, no. 204, 26Jul78. Created 1978; Pub. 1978-07-26; Reg. 1978-08-02; TX0000073977

v. 100, no. 207, 29Jul78. Created 1978; Pub. 1978-07-29; Reg. 1978-08-17; TX0000103409

v. 100, no. 208, 30Jul78. Created 1978; Pub. 1978-07-30; Reg. 1978-08-17; TX0000103421

v. 100, no. 214, 5Aug78. Created 1978; Pub. 1978-08-05; Reg. 1978-08-17; TX0000103420

v. 100, no. 215, 6Aug78. Created 1978; Pub. 1978-08-06; Reg. 1978-08-17; TX0000103419

v. 100, no. 217, 8Aug78. Created 1978; Pub. 1978-08-08; Reg. 1978-09-07; TX0000094724

v. 100, no. 221, 12Aug78. Created 1978; Pub. 1978-08-12; Reg. 1978-09-07; TX0000094725

v. 100, no. 222, 13Aug78. Created 1978; Pub. 1978-08-13; Reg. 1978-09-07; TX0000094729

v. 100, no. 228, 19Aug78. Created 1978; Pub. 1978-08-19; Reg. 1978-09-07; TX0000094714

v. 100, no. 229, 20Aug78. Created 1978; Pub. 1978-08-20; Reg. 1978-09-07; TX0000094715

v. 100, no. 230, 21Aug78. Created 1978; Pub. 1978-08-21; Reg. 1978-09-07; TX0000094719

v. 100, no. 231, 22Aug78. Created 1978; Pub. 1978-08-22; Reg. 1978-09-07; TX0000094721

v. 100, no. 232, 23Aug78. Created 1978; Pub. 1978-08-23; Reg. 1978-09-07; TX0000094720

v. 100, no. 233, 24Aug78. Created 1978; Pub. 1978-08-24; Reg. 1978-09-07; TX0000094722

v. 100, no. 234, 25Aug78. Created 1978; Pub. 1978-08-25; Reg. 1978-09-07; TX0000094723

v. 100, no. 235, 26Aug78. Created 1978; Pub. 1978-08-26; Reg. 1978-09-07; TX0000094718

v. 100, no. 236, 27Aug78. Created 1978; Pub. 1978-08-27; Reg. 1978-09-07; TX0000094717

v. 100, no. 237, 28Aug78. Created 1978; Pub. 1978-08-28; Reg. 1978-09-07; TX0000094716

v. 100, no. 242, 2Sep78. Created 1978; Pub. 1978-09-02; Reg. 1978-09-12; TX0000097023

v. 100, no. 243, 3Sep78. Created 1978; Pub. 1978-09-03; Reg. 1978-09-12; TX0000097024

v. 100, no. 248, 9Sep78. Created 1978; Pub. 1978-09-09; Reg. 1978-09-18; TX0000097019

v. 100, no. 249, 10Sep78. Created 1978; Pub. 1978-09-10; Reg. 1978-09-18; TX0000097022

v. 100, no. 255, 16Sep78. Created 1978; Pub. 1978-09-16; Reg. 1978-09-22; TX0000103423

v. 100, no. 256, 17Sep78. Created 1978; Pub. 1978-09-17; Reg. 1978-09-22; TX0000103424

v. 100, no. 262, 23Sep78. Created 1978; Pub. 1978-09-23; Reg. 1978-10-05; TX0000115549

v. 100, no. 263, 24Sep78. Created 1978; Pub. 1978-09-24; Reg. 1978-10-05; TX0000115538

v. 100, no. 269, 30Sep78. Created 1978; Pub. 1978-09-30; Reg. 1978-10-13; TX0000115546

v. 100, no. 270, 1Oct78. Created 1978; Pub. 1978-10-01; Reg. 1978-10-13; TX0000115552

v. 100, no. 276, 7Oct78. Created 1978; Pub. 1978-10-07; Reg. 1978-10-13; TX0000115540

v. 100, no. 277, 8Oct78. Created 1978; Pub. 1978-10-08; Reg. 1978-10-13; TX0000115541

v. 100, no. 283 (called 258), 14Oct78. Created 1978; Pub. 1978-10-14; Reg. 1978-10-20; TX0000123358

v. 100, no. 284, 15Oct78. Created 1978; Pub. 1978-10-15; Reg. 1978-10-20; TX0000123359

v. 100, no. 290, 21Oct78. Created 1978; Pub. 1978-10-21; Reg. 1978-10-27; TX0000123362

v. 100, no. 291, 22Oct78. Created 1978; Pub. 1978-10-22; Reg. 1978-10-27; 1X0000123360

v. 100, no. 297, 28Oct78. Created 1978; Pub. 1978-10-28; Reg. 1978-11-06; TX0000143253

v. 100, no. 298, 29Oct78. Created 1978; Pub. 1978-10-29; Reg. 1978-11-06; TX0000143247

v. 100, no. 304, 4Nov78. Created 1978; Pub. 1978-11-04; Reg. 1978-11-13; TX0000133736

v. 100, no. 305, 5Nov78. Created 1978; Pub. 1978-11-05; Reg. 1978-11-13; TX0000133737

v. 100, no. 309, 9Nov78. Created 1978; Pub. 1978-11-09; Reg. 1978-11-20; TX0000161544

v. 100, no. 310, 10Nov78. Created 1978; Pub. 1978-11-10; Reg. 1978-11-20; TX0000161545

v. 100, no. 311, 11Nov78. Created 1978; Pub. 1978-11-11; Reg. 1978-11-20; TX0000181962

v. 100, no. 312, 12Nov78. Created 1978; Pub. 1978-11-12; Reg. 1978-11-20; TX0000175534

v. 100, no. 318, 18Nov78. Created 1978; Pub. 1978-11-18; Reg. 1979-01-19; TX0000175535

v. 100, no. 319, 19Nov78. Created 1978; Pub. 1978-11-19; Reg. 1979-01-19; TX0000175541

Names:	Saint Louis Post-Dispatch Pulitzer Publishing Company.

Type of Work:	Serial

Title:	Saint Louis post-dispatch.

Serial Publication Year:	1977

Former Title:	Saint Louis post-dispatch.

Description:	print material.

Frequency:	Daily except day following some holidays.

Copyright Claimant:	Saint Louis Post-Dispatch, whose sole owner is the Pulitzer Publishing Company.

Authorship on Application:	Saint Louis Post-Dispatch, employer for hire.

Issues Registered:	v. 99, no. 346, 17Dec77. Created 1977; Pub. 1977-12-17; Reg. 1978-03-06; TX0000007039

v. 99, no. 352, 23Dec77. Created 1977; Pub. 1977-12-23; Reg. 1978-01-06; TX0000019633

v. 99, no. 353, 24Dec77. Created 1977; Pub. 1977-12-24; Reg. 1978-01-06; TX0000019629

v. 99, no. 354, 25Dec77. Created 1977; Pub. 1977-12-25; Reg. 1978-01-06; TX0000019623

v. 99, no. 355, 27Dec77. Created 1977; Pub. 1977-12-27; Reg. 1978-01-06; TX0000019627

v. 99, no. 356, 28Dec77. Created 1977; Pub. 1977-12-28; Reg. 1978-01-06; TX0000019624

v. 99, no. 357, 29Dec77. Created 1977; Pub. 1977-12-29; Reg. 1978-01-06; TX0000019625

v. 99, no. 358, 30Dec77. Created 1977; Pub. 1977-12-30; Reg. 1978-01-06; TX0000019626

v. 99, no. 359, 31Dec77. Created 1977; Pub. 1977-12-31; Reg. 1978-01-06; TX0000019628

Names:	Saint Louis Post-Dispatch Pulitzer Publishing Company.